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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Stone Arcade Acquisition Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: None
	(2)	Aggregate number of securities to which transaction applies: None
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        Calculated based on the purchase price of $155,000,000 in cash delivered at the closing of the transaction

	(4)	Proposed maximum aggregate value of transaction: $155,000,000
	(5)	Total fee paid: $16,585
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

STONE ARCADE ACQUISITION CORPORATION
c/o Stone-Kaplan Investments, LLC
One Northfield Plaza, Suite 480
Northfield, Illinois 60093

To the Stockholders of Stone Arcade Acquisition Corporation:

You are cordially invited to attend a special meeting of the stockholders of Stone Arcade Acquisition Corporation, or Stone, relating to the proposed acquisition of substantially all of the assets of the Kraft Papers Business, or KPB, a division of International Paper Company, which will be held at 10:00 a.m., Central time, on                  , 2006, at the offices of Stone, located at One Northfield Plaza, Suite 480, Northfield, IL 60093.

At this important meeting, you will be asked to consider and vote upon the following proposals:

  •
  the adoption and approval of the transactions contemplated by the Purchase Agreement, dated as of June 23, 2006, among Stone, KapStone Kraft Paper Corporation, a wholly-owned subsidiary of Stone, or KapStone Kraft, and International Paper Company, or IP—we call this proposal the acquisition proposal;

  •
  the approval of an amendment to Stone's certificate of incorporation to change Stone's name to "KapStone Paper and Packaging Corporation"—we call this proposal the name change amendment proposal;

  •
  the approval of an amendment to Stone's certificate of incorporation to remove the preamble and sections A through D, inclusive, of Article SIXTH from the certificate of incorporation after the closing of the acquisition, as these provisions will no longer be applicable to Stone, and to redesignate section E of Article SIXTH as Article SIXTH—we call this proposal the Article SIXTH amendment proposal; and

  •
  the approval of Stone's 2006 Incentive Plan—we call this proposal the incentive plan proposal.

The approval of the foregoing proposals requires the affirmative vote of:

  •
  a majority of those shares of Stone's common stock issued in its initial public offering, which we call IPO shares, that are voted at the meeting to adopt the acquisition proposal;

  •
  a majority of the issued and outstanding shares of Stone's common stock to adopt the name change amendment proposal;

  •
  a majority of the issued and outstanding shares of Stone's common stock to adopt the Article SIXTH amendment proposal; and

  •
  a majority of the shares of Stone's common stock represented in person or by proxy and entitled to vote at the meeting to adopt the incentive plan proposal.

Adoption by Stone stockholders of the acquisition proposal is not conditioned upon the adoption of the name change amendment proposal, the Article SIXTH amendment proposal or the incentive plan proposal. However, the adoption of the name change amendment proposal, the Article SIXTH amendment proposal and the incentive plan proposal are conditioned upon the adoption of the acquisition proposal.

As provided in Stone's certificate of incorporation, each Stone stockholder (other than an officer or director of Stone) who holds shares of common stock issued in Stone's initial public offering, which we call IPO shares, has the right to vote against the acquisition proposal and at the same time demand that Stone redeem such stockholder's shares for cash equal to such stockholder's pro rata portion of the trust account which contains a substantial portion of the net proceeds of Stone's initial public offering. These IPO shares will be redeemed for cash only if the acquisition is completed. If holders of 4,000,000 or more IPO shares, which represents 20% or more of the total number of IPO shares, vote against the acquisition and demand redemption of their shares for their pro rata portion of the trust account, then, in accordance with Stone's certificate of incorporation and the terms governing the trust account, Stone will not consummate the acquisition. Prior to exercising redemption rights, Stone stockholders should verify the market price of Stone's common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights. Stone's shares of common stock are quoted on the Over-the-Counter Bulletin Board under the symbol "SCDE." On the record date, the last sale price of Stone's common stock was $             . As of the same date, the beneficial value per share of the amounts held in the trust account (which amount approximately equals the amount receivable upon exercise of redemption rights) was approximately $             .

Stone's initial stockholders, who are Stone's current officers and directors, have agreed to vote their 5,000,000 shares of Stone common stock acquired prior to Stone's initial public offering, representing an aggregate of 20% of the outstanding shares of Stone common stock, in accordance with the vote of the majority of the IPO shares voted at the meeting with respect to the acquisition proposal. In addition, Stone's Chief Executive Officer intends to vote 500,000 shares of common stock acquired by him in Stone's initial public offering, representing 2% of the outstanding shares of Stone common stock, and 2.5% of the outstanding IPO shares, "FOR" the adoption of the acquisition proposal. Stone's officers and directors, including Stone's Chief Executive Officer, intend to vote all of their shares of Stone common stock, representing an aggregate of 22% of the outstanding shares of Stone common stock, "FOR" each of the name change amendment proposal, the Article SIXTH amendment proposal and the incentive plan proposal.

After careful consideration, Stone's board of directors has determined that the acquisition proposal is fair and in the best interest of Stone and its stockholders. Stone's board of directors has also determined that the name change amendment proposal, the Article SIXTH amendment proposal and the incentive plan proposal are in the best interests of Stone's stockholders. Stone's board of directors unanimously recommends that you vote or give instruction to vote "FOR" the adoption of the acquisition proposal, the name change amendment proposal, the Article SIXTH amendment proposal and the incentive plan proposal.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the acquisition proposal and the transactions contemplated thereby as well as detailed information concerning the name change amendment proposal, the Article SIXTH amendment proposal and the incentive plan proposal.

Your vote is important. Whether or not you plan to attend the special meeting, we urge you to read this material carefully, sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by Stone's board "FOR" the adoption of the acquisition proposal, the name change amendment proposal, the Article SIXTH amendment proposal and the incentive plan proposal.

I look forward to seeing you at the meeting.

Sincerely,
Roger Stone, Chairman of the Board and Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities commission has determined if this proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

See "Risk Factors" beginning on page 20 for a discussion of various factors that you should consider in connection with the acquisition proposal.

This proxy statement is dated                          , 2006 and is first being mailed to Stone stockholders on or about                          , 2006.

2

STONE ARCADE ACQUISITION CORPORATION
c/o Stone-Kaplan Investments, LLC
One Northfield Plaza, Suite 480
Northfield, Illinois 60093

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON                           , 2006

To the Stockholders of Stone Arcade Acquisition Corporation:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders, including any adjournments or postponements thereof, of Stone Arcade Acquisition Corporation, or Stone, a Delaware corporation, will be held at 10:00 a.m., Central time, on                          , 2006, at the offices of Stone, located at One Northfield Plaza, Suite 480, Northfield, IL 60093:

•
to consider and vote upon the adoption and approval of the transactions contemplated by the Purchase Agreement, dated as of June 23, 2006, among Stone, KapStone Kraft Paper Corporation, a wholly-owned subsidiary of Stone, or KapStone Kraft, and International Paper Company, or IP—we call this proposal the acquisition proposal;

•
to consider and vote upon an amendment to Stone's certificate of incorporation to change Stone's name to "KapStone Paper and Packaging Corporation"—we call this proposal the name change amendment proposal;

•
to approve an amendment to Stone's certificate of incorporation to remove the preamble and sections A through D, inclusive, of Article SIXTH from the certificate of incorporation after the closing of the acquisition, as these provisions will no longer be applicable to Stone, and to redesignate section E of Article SIXTH as Article SIXTH—we call this proposal the Article SIXTH amendment proposal; and

•
to consider and vote upon Stone's 2006 Incentive Plan—we call this proposal the incentive plan proposal.

These items of business are described in the attached proxy statement, which we encourage you to read in its entirety before voting. Only holders of record of Stone's common stock at the close of business on             , 2006 are entitled to receive notice of, and to vote at the Stone special meeting and any and all adjournments thereof. Stone will not transact any other business at the special meeting except for business properly brought before the special meeting or any adjournment or postponement of it by Stone's board of directors.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record of Stone common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. If you abstain from voting or do not instruct your broker or bank how to vote your shares it will have no effect on the acquisition proposal, but will have the same effect as voting against the name change amendment proposal and the Article SIXTH amendment proposal. If you do not instruct your broker or bank how to vote on the incentive plan proposal, it will have no effect on the incentive plan proposal. However, if you abstain from voting on the incentive plan proposal it will have the same effect as a vote against the incentive plan proposal.

Stone's board of directors unanimously recommends that you vote "FOR" the adoption of each proposal listed above.

By Order of the Board of Directors,
Roger Stone, Chairman of the Board and Chief Executive Officer
, 2006

i

No Additional Matters May Be Presented at the Special Meeting	30
Revoking Your Proxy	30
Solicitation Costs	30
Stone Insider Stock Ownership	30
PROPOSAL I THE ACQUISITION PROPOSAL	31
General Description of the Acquisition	31
Background of the Acquisition	31
Factors Considered by the Stone Board in Approving the Acquisition	33
Satisfaction of 80% Test	37
Structure Following Completion of the Acquisition	37
Directors and Executive Officers Following Completion of the Acquisition	37
Appraisal or Dissenters Rights	37
United States Federal Income Tax Consequences of the Acquisition	37
Regulatory Matters	38
Consequences if Acquisition Proposal is Not Approved	38
Required Vote	38
Recommendation	38
Interest of Stone Directors and Officers in the Acquisition	39
THE KPB PURCHASE AGREEMENT	40
Structure of the Acquisition	40
Purchase Price—Payment	40
Assumed Liabilities	40
Excluded Liabilities	40
Working Capital—Purchase Price Adjustment	41
Closing of the Acquisition	41
Representations and Warranties	41
Materiality and Material Adverse Effect	42
Interim Operations Relating to KPB	43
Exclusivity	44
Stone Stockholders' Meeting	44
Access to Information; Confidentiality	44
Ancillary Agreements	45
Reasonable Efforts; Notification	46
Indemnification	46
Fees and Expenses	47
Public Announcements	47
Conditions to the Completion of the Acquisition	47
Certain Covenants with Respect to Employees and Benefits	49
No Claim Against Trust Fund	49
Financing	50
IP Non-Compete	50
Termination	50
Effect of Termination	51
Governing Law	51
Assignment	51
Amendment	51
Further Assurances	51
ACQUISITION FINANCING	52

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS	53
PROPOSAL II THE NAME CHANGE AMENDMENT PROPOSAL	61
General Description of the Amendment	61
Stone's Reasons for the Amendment	61
Recommendation and Vote Required	61
PROPOSAL III THE ARTICLE SIXTH AMENDMENT PROPOSAL	62
General Description of the Amendment	62
Stone's Reasons for the Amendment	62
Recommendation and Vote Required	62
PROPOSAL IV THE STONE 2006 INCENTIVE PLAN PROPOSAL	63
General Description of the Incentive Plan Proposal	63
Summary of the Incentive Plan	63
Recommendation and Vote Required	66
OTHER INFORMATION RELATED TO STONE	67
Business of Stone	67
Offering Proceeds Held in Trust	67
Fair Market Value of Target Business	67
Stockholder Approval of Business Combination	67
Liquidation If No Business Combination	67
Facilities	68
Employees	68
Legal Proceedings	68
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF STONE	69
Off-Balance Sheet Arrangements.	70
Quantitative and Qualitative Disclosures About Market Risk	70
INFORMATION ABOUT KPB	71
Business Overview	71
Industry Overview	72
Business Strategy	72
Customers	73
Suppliers	74
Sales and Marketing	74
Competition	75
Environmental Regulation	75
Legal Proceedings	75
Employees	75
Facilities	76
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF KPB	77
Business Overview	77
Industry Overview	78
Results of Operations	78
Liquidity and Capital Resources	88
Contractual Obligations	89
Impact of Inflation	89

Quantitative and Qualitative Disclosures About Market Risk	89
Environmental Matters	89
Legal Proceedings	90
Critical Accounting Policies	90
Recent Accounting Developments	91
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	93
EXECUTIVE COMPENSATION	94
PRICE RANGE OF SECURITIES AND DIVIDENDS	95
Holders of Common Equity	95
Dividends	95
QUOTATION OR LISTING	95
TRANSFER AGENT AND REGISTRAR	95
STOCKHOLDER PROPOSALS	96
WHERE YOU CAN FIND MORE INFORMATION	96
INDEX TO FINANCIAL STATEMENTS	F-1
ANNEXES
Annex A—Purchase Agreement, dated as of June 23, 2006	A-1
Annex B—Form of Certificate of Amendment	B-1
Annex C—Stone 2006 Incentive Plan	C-1

SUMMARY OF THE MATERIAL TERMS OF THE ACQUISITION

•
The parties to the Purchase Agreement are Stone Arcade Acquisition Corporation, or Stone, KapStone Kraft Paper Corporation, or KapStone Kraft, and International Paper Company, or IP. See the section entitled "The Acquisition Proposal."

•
Stone, through KapStone Kraft, will purchase the assets and assume certain liabilities of the Kraft Papers Business, or KPB, a division of IP, which consist of IP's Roanoke Rapids, North Carolina facility, which we refer to herein as Roanoke Rapids, and Ride Rite® Converting, located in Fordyce, Arkansas. See the section entitled "The Acquisition Proposal."

•
Roanoke Rapids is a pulp and paper mill that produces unbleached kraft paper and lightweight linerboard. Ride Rite® Converting converts unbleached kraft paper into inflatable dunnage bags. See the section entitled "Information about KPB."

•
KapStone Kraft will enter into certain ancillary agreements, including a transition services agreement whereby IP will provide certain operational support after the closing, and certain supply and purchase agreements with IP and other third parties. See the section entitled "The KPB Purchase Agreement—Ancillary Agreements."

•
As a condition to the closing of the acquisition KapStone Kraft must have obtained from LaSalle Bank, N.A. a senior secured credit facility in the amount of $95,000,000 to be used to fund a portion of the purchase price of the acquisition. See the section entitled "Acquisition Financing."

•
The consideration for the purchase of the assets of KPB is $155,000,000 in cash, payable at closing (subject to a working capital adjustment described herein), plus two contingent earn-out payments, (A) of up to $35,000,000 and (B) $25,000,000, based on KPB's annual earnings before interest, income taxes, depreciation and amortization, or EBITDA, during the five year period immediately following the acquisition. See the section entitled "The KPB Purchase Agreement—Purchase Price Payment."

•
The contingent earn-out payment A is equal to 5.3 times the average annual EBITDA of KPB for the five years immediately following the acquisition, less $165,000,000, with a provision that such payment may not exceed $35,000,000 or be a negative amount. The contingent payment B will be earned, on an "all or none" basis, if the average annual EBITDA of KPB for the five year period immediately following the acquisition equals or exceeds $49,200,000.

•
The $155,000,000 cash payment at closing is 4.8 times KPB's EBITDA for the fiscal year ended December 31, 2005.

•
In the event Stone pays all of the contingent earn-out payment A of $35,000,000 (but none of contingent earn-out payment B), the purchase price paid will be no more than 5.0 times the average EBITDA for the five year period immediately following the acquisition.

•
In the event Stone pays all of the contingent earn-out payment A of $35,000,000 and contingent earn-out payment B of $25,000,000, the purchase price paid will be no more than 4.4 times the average EBITDA for the five year period immediately following the acquisition.

•
The closing of the acquisition is subject to the satisfaction by each party of various conditions prior to closing. See the section entitled "The KPB Purchase Agreement—Conditions to the Completion of the Acquisition."

Non-GAAP Financial Measures

This proxy statement contains disclosure of EBITDA for certain periods, which is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Stone's management believes that EBITDA, or earnings before interest, income taxes, depreciation and amortization, is an appropriate measure for evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not as a substitute for, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles. In addition, EBITDA will be used in determining the contingent earn-out payments payable in connection with acquisition of KPB.

QUESTIONS AND ANSWERS ABOUT
THE PROPOSALS

Q.
What is being voted on?

A.
There are four proposals that you are being asked to vote on. The first proposal is to approve the transactions contemplated by the Purchase Agreement providing for the acquisition of the KPB assets. This first proposal is called the acquisition proposal. See page        .

        The second proposal is to adopt an amendment to Stone's certificate of incorporation to change Stone's name to "KapStone Paper and Packaging Corporation." This second proposal is called the name change amendment proposal. See page        .

        The third proposal is to adopt an amendment to Stone's certificate of incorporation to eliminate certain provisions of Article SIXTH that will no longer be applicable to Stone after the consummation of the acquisition. This third proposal is called the Article SIXTH amendment proposal. See page        .

        The fourth proposal is to adopt Stone's 2006 Incentive Plan. This fourth proposal is called the incentive plan proposal. See page        .

Q.
Who is entitled to vote?

A.
Only holders of record of Stone's common stock at the close of business on                        , 2006, are entitled to receive notice of, and to vote at the Stone special meeting and any and all adjournments thereof. Warrant holders are not entitled to vote.

Q.
Why is Stone proposing the acquisition proposal?

A.
Stone was organized to effect a business combination with an operating business in the paper, packaging, forest products or related industries. Under the terms of its certificate of incorporation, prior to completing a business combination, Stone must submit the transaction to its stockholders for approval. Stone has negotiated the terms of a business combination with IP with respect to the acquisition of the KPB assets. Stone is now submitting the transaction to its stockholders for their approval.

Q.
What vote is required in order to adopt the acquisition proposal?

A.
Adoption of the acquisition proposal requires the affirmative vote of a majority of the IPO shares voted at the meeting. However, notwithstanding adoption of the acquisition proposal, the acquisition will only proceed if holders of no more than 20% of the IPO shares exercise their redemption rights. See page        . No vote of the warrant holders is necessary to adopt the acquisition proposal, and, accordingly, Stone is not asking the warrant holders to vote on the acquisition proposal. Adoption of the acquisition proposal is not conditioned upon the adoption of the name change amendment proposal, the Article SIXTH amendment proposal or the incentive plan proposal. See page        .

Q.
Why is Stone proposing the name change amendment proposal?

A.
Stone believes that the name "KapStone Paper and Packaging Corporation" better reflects the business it will conduct after the acquisition, and will enable industry and financial market participants to better associate Stone with its operating business.

Q.
What vote is required to adopt the name change amendment proposal?

A.
Adoption of the name change amendment proposal requires the affirmative vote of a majority of the issued and outstanding shares of Stone's common stock. No vote of the warrant holders is necessary to adopt the name change amendment proposal, and, accordingly, Stone is not asking the warrant holders to vote on the name change amendment proposal. Adoption of the name change amendment proposal is conditioned upon the adoption of the acquisition proposal, but is not conditioned on adoption of the Article SIXTH amendment proposal or the incentive plan proposal. See page        .

Q.
Why is Stone proposing the Article SIXTH amendment proposal?

A.
The Article SIXTH amendment proposal allows the revision of Stone's certificate of incorporation to reflect the adoption of the acquisition proposal by removing language that would no longer apply after the acquisition.

Q.
What vote is required to adopt the Article SIXTH amendment proposal?

A.
Adoption of the Article SIXTH amendment proposal requires the affirmative vote of a majority of the issued and outstanding shares of Stone's common stock. No vote of the warrant holders is necessary to adopt the Article SIXTH amendment proposal, and, accordingly, Stone is not asking the warrant holders to vote on the Article SIXTH amendment proposal. Adoption of the Article SIXTH amendment proposal is conditioned upon the adoption of the acquisition proposal, but is not conditioned upon adoption of the name change amendment proposal or the incentive plan proposal. See page        .

Q.
Why is Stone proposing the 2006 Incentive Plan proposal?

A.
Stone is proposing the incentive plan to enable it to attract, retain and reward its directors, officers, employees and consultants using equity-based incentives following the acquisition. The incentive plan has been approved by Stone's board of directors and will be effective upon consummation of the acquisition.

Q.
What vote is required to adopt the 2006 Incentive Plan proposal?

A.
Adoption of the incentive plan proposal requires the affirmative vote of a majority of the shares of Stone's common stock represented in person or by proxy and entitled to vote at the special meeting. No vote of the warrant holders is necessary to adopt the incentive plan proposal, and, accordingly, Stone is not asking the warrant holders to vote on the incentive plan proposal. Adoption of the incentive plan proposal is conditioned upon the adoption of the acquisition proposal, but is not conditioned upon the adoption of the name change amendment proposal or the Article SIXTH amendment proposal. See page        .

Q.
Does the Stone board recommend voting in favor of the acquisition proposal, the name change amendment, the amendment of Article SIXTH and the incentive plan proposal?

A.
Yes. After careful consideration of the terms and conditions of the Purchase Agreement, the amendments to the certificate of incorporation and the incentive plan, the board of directors of Stone has determined that the acquisition and the transactions contemplated thereby, and the amendments to the certificate of incorporation and adoption of the incentive plan are fair and in the best interest of Stone and its stockholders. The Stone board of directors unanimously recommends that the Stone stockholders vote FOR each of (i) the acquisition proposal, (ii) the name change amendment, (iii) the Article SIXTH amendment, and (iv) the incentive plan proposal. The members of Stone's board of directors have interests in the acquisition that are different from, or in addition to, your interests as a stockholder. For a description of such interests, please see the section entitled "Summary of the Proxy Statement—Interests of Stone's Directors and Officers in the Acquisition."

        For a description of the factors considered by Stone's board of directors in making its determination to acquire the KPB assets, see the section entitled "The Acquisition Proposal—Factors Considered by the Stone Board in Approving the Acquisition."

Q.
Do I have the right to redeem my shares for cash?

A.
If you hold shares of common stock issued in Stone's initial public offering, which we call IPO shares, then you have the right to vote against the acquisition proposal and demand that Stone redeem your shares for your pro rata portion of the trust account in which a substantial portion of the net proceeds of Stone's initial public offering are held. We refer to the right to vote against the acquisition and demand redemption of your shares for your pro rata portion of the trust account as your redemption rights. However, if the holders of 4,000,000 or more IPO shares, representing 20% or more of the total number of IPO shares, exercise their redemption rights, then, in accordance with the terms of Stone's certificate of incorporation and the documents governing the trust account, Stone will not consummate the acquisition and your shares will not be redeemed. Warrant holders do not have redemption rights. See page        .

Q.
How do I exercise my redemption rights?

A.
If you wish to exercise your redemption rights, you must vote against the acquisition and at the same time affirmatively demand that Stone redeem your shares for cash. You will not have an opportunity to remedy an improper exercise of your redemption rights. If, notwithstanding your vote, the acquisition is completed, then you will be entitled to receive your pro rata share of the trust account in which a substantial portion of the net proceeds of Stone's initial public offering are held, including your pro rata share of any interest earned thereon through the date of the special meeting. Based on the amount of cash held in the trust account at                          , 2006, you will be entitled to redeem each share that you hold for approximately $             . If you exercise your redemption rights, then you will be exchanging your shares for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the acquisition and then tender your stock certificate to Stone. If the acquisition is not completed, your shares will not be redeemed for cash. See page        .

        Prior to exercising redemption rights, Stone stockholders should verify the market price of Stone's common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights. Stone's shares of common stock are listed on the Over-the-Counter Bulletin Board under the symbol "SCDE."

Q.
What is Stone acquiring in the acquisition?

A.
Stone, through a wholly-owned subsidiary formed by it for purpose of the acquisition, will acquire substantially all of the assets of KPB, a division of IP, consisting of a facility in Roanoke Rapids, North Carolina, which is North America's leading manufacturer of unbleached kraft paper, and Ride Rite® Converting, based in Fordyce, Arkansas, a leading manufacturer of inflatable dunnage bags used to secure freight during transport. See page        .

Q.
How much is Stone paying for KPB?

A.
Stone has agreed to buy substantially all of the KPB assets for $155,000,000 in cash (subject to a working capital adjustment), plus two contingent earn-out payments of up to $35,000,000 and of $25,000,000, based on KPB's annual earnings before interest, income taxes, depreciation and amortization, or EBITDA, during the five years immediately following the acquisition. See page        .

Q.
How is Stone paying for the acquisition?

A.
Stone intends to use the proceeds of its initial public offering, which includes approximately $                    as of                          , 2006, including interest, currently held in the trust account, together with borrowings from a $95,000,000 senior secured credit facility to be obtained in connection with the acquisition, to acquire the KPB assets, to pay transaction expenses and to pay holders of IPO shares who exercise their redemption rights.

Q.
What will I receive in the acquisition?

A.
You will not receive any cash or other property in the acquisition, but instead you will continue to hold your shares of Stone common stock. As a result of the acquisition and related transactions, Stone will own, through KapStone Kraft, the KPB assets.

Q.
Is Stone issuing any shares of common stock in the acquisition?

A.
No.

Q.
What happens to the funds deposited in the trust account after consummation of the acquisition?

A.
Upon consummation of the acquisition, any funds remaining in the trust account after payment of amounts to stockholders exercising their redemption rights, and after funding the acquisition, will be released for general corporate purposes and the trust account will cease to exist.

Q.
What will the structure of the company be after the acquisition?

A.
Immediately following the acquisition and related transactions, KapStone Kraft will own the KPB assets as a wholly-owned subsidiary of Stone.

Q.
Who will manage the acquired business?

A.
Following the acquisition, KPB will continue to be managed by its existing management under the supervision of Roger Stone and Matthew Kaplan, who are Stone's officers, as well as any other persons as may be hired by Stone from time to time. See page        .

Q.
What happens if the acquisition is not consummated?

A.
If the acquisition is not consummated, Stone will continue to search for an operating company or assets to acquire. However, the trust account in which a substantial portion of the net proceeds of Stone's initial public offering are held will be liquidated if Stone does not consummate a business combination by February 19, 2007, or by August 19, 2007 if a letter of intent, agreement in principle or definitive agreement is executed but not consummated by February 19, 2007. In any liquidation, the net proceeds of Stone's initial public offering held in the trust account, plus any interest earned thereon, will be distributed pro rata to Stone's common stockholders holding IPO shares.

Q.
When do you expect the acquisition to be completed?

A.
It is currently anticipated that the acquisition will be completed, or closed, at the end of the month following the Stone special meeting on             , 2006.

Q.
If I am not going to attend the Stone special meeting in person, should I return my proxy card instead?

A.
Yes. After carefully reading and considering the information contained in this document, please fill out and sign your proxy card. Then, return the enclosed proxy card in the return envelope as soon as possible, so that your shares may be represented at the Stone special meeting. See page        .

Q.
What will happen if I abstain from voting or fail to instruct my broker to vote?

A.
An abstention or the failure to instruct your broker how to vote, also known as a broker non-vote, will not be considered a vote cast at the meeting with respect to the acquisition proposal and therefore, will have no effect on the acquisition proposal. An abstention or broker non-vote will not enable you to elect to have your shares redeemed for your pro rata portion of the trust account. To exercise your redemption rights, you must vote against the acquisition proposal and affirmatively elect redemption of your shares by checking the appropriate box, or directing your broker to check the appropriate box, on the proxy card and ensure that the proxy card is delivered prior to the Stone special meeting.

        An abstention will have the same effect as a vote against the name change amendment proposal, the Article SIXTH amendment proposal and the incentive plan proposal. A broker non-vote will have the same effect as a vote against the name change proposal and the Article SIXTH amendment proposal, but will have no effect on the incentive plan proposal. See page        .

Q.
What do I do if I want to change my vote?

A.
Send a later-dated, signed proxy card to Stone's Chief Executive Officer prior to the date of the special meeting or attend the special meeting in person, revoke your proxy and vote. You may also revoke your proxy by sending a notice of revocation to Stone's Chief Executive Officer at the address of Stone's corporate headquarters. See page        .

Q.
If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A.
With respect to the acquisition proposal and the incentive plan proposal, your broker can only vote your shares if you provide instructions on how to vote. If you do not instruct your broker on how to vote on those matters, your broker may not vote for you, and this will be a broker non-vote. With respect to the name change amendment proposal and the Article SIXTH amendment proposal, if you do not instruct your broker how to vote on these matters, your broker may vote for you. You should instruct your broker to vote your shares, following the directions provided by your broker. To exercise your redemption rights, you must affirmatively elect redemption of your shares by directing your broker to check the appropriate box on the proxy card and ensure that the proxy card is delivered prior to the Stone special meeting. See page              .

Q.
Who will pay for this proxy solicitation?

A.
Stone has retained Morrow & Co., Inc. to aid in the solicitation of proxies. Morrow & Co., Inc. will receive a fee of approximately $5,500, as well as reimbursement for certain costs and out of pocket expenses incurred by them in connection with their services, all of which will be paid by Stone. In addition, officers and directors may solicit proxies by mail, telephone, telegraph and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. Stone will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. Stone may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares. See page        .

Q.
Who can help answer my questions?

A.
If you have questions about the solicitation of proxies, you may write, e-mail or call Morrow & Co., Inc., 470 West Avenue—3rd Floor, Stamford, CT 06902, E-mail: Stone.info@morrowco.com. Banks and Brokerage Firms, please call (203) 658-9400. Stockholders, please call (800) 607-0088.

SUMMARY OF THE PROXY STATEMENT

The following discusses in summary form selected information from this proxy statement, but does not contain all of the information that is important to you. The proposals are described in greater detail elsewhere in this document. You should carefully read this entire document, including the Purchase Agreement attached as Annex A to this proxy statement and the other documents to which this proxy statement refers you. The Purchase Agreement is the legal document that governs the acquisition. It is also described in detail elsewhere in this proxy statement.

The Acquisition Proposal

On June 23, 2006, Stone, Stone's wholly-owned subsidiary, KapStone Kraft Paper Corporation, or KapStone Kraft, and International Paper Company, or IP, entered into a Purchase Agreement. The Purchase Agreement provides for the acquisition of substantially all of the assets and the assumption of certain liabilities of the Kraft Papers Business, or KPB, a division of IP, consisting of an unbleached kraft paper manufacturing facility in Roanoke Rapids, North Carolina and Ride Rite® Converting, an inflatable dunnage bag manufacturer located in Fordyce, Arkansas, for a cash purchase price of $155,000,000, plus two contingent earn-out payments of up to $35,000,000 and of $25,000,000, based on KPB's annual earnings before interest, income taxes, depreciation and amortization, or EBITDA, during the five years immediately following the acquisition. The purchase price payable on the closing date will be adjusted dollar-for-dollar to the extent IP's estimated working capital as of such date is greater or less than $42,637,709. The purchase price is subject to a further dollar-for-dollar adjustment post-closing, together with interest of six percent per annum, based on a final determination of the working capital, to the extent that the final working capital is greater or less than the estimated working capital.

Stone will use the proceeds of its initial public offering, including funds held in the trust account ($                          as of                          , 2006, including interest), and the borrowings from a $95,000,000 credit facility to be obtained in connection with the acquisition to fund the purchase price, redemption price, transaction expenses and working capital. See "The KPB Purchase Agreement—Purchase Price-Payment" on page    .

The approximately $             held in the trust account as of             , 2006 (net of taxes) together with any additional interest earned thereon as of the closing date will be used in the following manner and priority:

•
up to approximately $22,160,000 will be paid to holders of IPO shares who elect to have their shares redeemed;

•
at least $90,000,000, together with a portion of the new credit facility, will be used to fund the acquisition of KPB, pay transaction expenses and fund working capital;

•
$1,200,000 will be paid to Morgan Joseph & Co., Inc., the managing underwriter of Stone's IPO, and the Co-Managers; and

•
the balance will remain as working capital.

Stone, KapStone Kraft and IP plan to complete the acquisition at the end of the month following the Stone special meeting or at such other time or place as the parties agree, provided that:

•
Stone's stockholders have approved the acquisition proposal;

•
holders of no more than 20% of the IPO shares, vote against the acquisition proposal AND properly elect to exercise their right to have their shares redeemed for cash;

•
KapStone Kraft has obtained the debt financing described in the commitment letter from LaSalle Bank, N.A.; and

•
the other conditions specified in the Purchase Agreement have been satisfied or waived.

The Purchase Agreement is included as Annex A to this document. We encourage you to read the Purchase Agreement in its entirety. It is the legal document that governs the acquisition.

The Parties

Stone and KapStone Kraft

Stone is a blank check company organized as a corporation under the laws of the State of Delaware on April 15, 2005 that was formed to effect a business combination with a suitable operating business in the paper, packaging, forest products and related industries. On August 19, 2005, Stone successfully consummated an initial public offering of its equity securities from which it derived net proceeds of approximately $113,236,000. $110,854,000 of the net proceeds of the initial public offering were placed in a trust account and will be released to Stone in connection with the consummation of the acquisition. The balance of the net proceeds of $2,382,000 is being used by Stone to pay the expenses incurred in its pursuit of a business combination. A portion of the interest earned on the trust account has been released to Stone for the payment of taxes on interest earned on the proceeds held in trust. Other than its initial public offering and the pursuit of a business combination, Stone has not engaged in any business to date. If Stone does not consummate a business combination by the later of February 19, 2007, or August 19, 2007, in the event that a letter of intent, an agreement in principle or a definitive agreement to complete a business combination was executed but not consummated by February 19, 2007, then, pursuant to Article SIXTH of its certificate of incorporation, Stone's officers must take all actions necessary in accordance with the Delaware General Corporation Law to dissolve and liquidate Stone within 60 days.

KapStone Kraft is a Delaware corporation formed solely for purposes of this acquisition.

The mailing address of the principal executive office of Stone and KapStone Kraft is c/o Stone-Kaplan Investments, LLC, One Northfield Plaza, Suite 480, Northfield, Illinois 60093, and the companies' telephone number is (847) 441-0929.

IP and KPB

IP is the world's largest paper and forest products company with operations in 40 countries. IP is a market leader in the production of uncoated free sheets used in copiers, envelopes and forms, and is also a leading producer of linerboard and bleached paperboard widely used in various packaging applications. IP's forest products division sells lumber and structural panels. IP's common stock is listed on the New York Stock Exchange under the symbol "IP."

KPB is the Kraft Papers Business, which is a division of IP and is comprised of IP's operations at Roanoke Rapids, North Carolina and Ride Rite® Converting in Fordyce, Arkansas. KPB's Roanoke Rapids facility is the leading producer of unbleached kraft paper in North America and also produces lightweight linerboard. Ride Rite® Converting manufactures inflatable dunnage bags which are used to secure freight during transport thereby minimizing damage to goods and products.

The mailing address of IP's and KPB's principal executive offices is 6410 Poplar Avenue, Memphis, Tennessee 38197, and their telephone number is (901) 419-7000.

The Certificate of Incorporation Amendments

Stone is proposing an amendment to its certificate of incorporation to change its name to "KapStone Paper and Packaging Corporation" upon consummation of the acquisition and to eliminate certain provisions that are applicable to Stone only prior to its completion of a business combination. Stone believes that the name "KapStone Paper and Packaging Corporation" better reflects the business it will conduct after the acquisition, and will enable industry and financial market participants to more closely associate Stone with its operating business. Separately, as amended, Article SIXTH of Stone's certificate of incorporation will address only its classified board of directors, with existing provisions that relate to it as a blank check company being deleted.

The 2006 Incentive Plan Proposal

The 2006 Incentive Plan which reserves 3,000,000 shares of Stone's common stock for issuance in accordance with the plan's terms, has been established to enable Stone to attract, retain, motivate and provide additional incentives to certain directors, officers, employees, consultants and advisors, whose contributions are essential to its growth and success by enabling them to participate in its long-term growth through the exercise of stock options and the ownership of its stock. The plan is attached as Annex C to this proxy statement. Stone encourages you to read the plan in its entirety.

Stone Insiders Stock Ownership

At the close of business on the record date, Roger Stone, Matthew Kaplan, John Chapman, Jonathan Furer and Muhit Rahman, who together comprise all of Stone's directors and officers, together with their affiliates, beneficially owned 5,500,000 shares of Stone common stock, or 22% of the outstanding shares of Stone common stock. These shares, without taking into account any discount that may be associated with certain restrictions on these shares, have a market value of approximately $                          based on Stone's common stock price of $             per share as of                          , 2006. Stone's executive officers and directors also hold warrants to purchase 3,500,000 shares of common stock. Mr. Stone is currently Chairman of Stone's board of directors and Chief Executive Officer of Stone. Mr. Kaplan is currently President of Stone. Messrs. Chapman, Furer and Rahman are directors of Stone. For more information on beneficial ownership of Stone's common stock by executive officers, directors and 5% stockholders, see page     .

Special Meeting of Stone's Stockholders

The special meeting of the stockholders of Stone will be held at 10:00 a.m., Central time, on                          , 2006, at the offices of Stone, located at One Northfield Plaza, Suite 480, Northfield, IL 60093.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of Stone common stock at the close of business on                  , 2006, which is the record date for the special meeting. You will have one vote for each share of Stone common stock you owned at the close of business on the record date. Stone warrants do not have voting rights.

At the close of business on        , 2006, there were 25,000,000 shares of Stone common stock outstanding, 20,000,000 of which were issued in Stone's initial public offering.

With respect to the acquisition proposal, Stone's initial stockholders, who are Stone's officers and directors, have agreed to vote their 5,000,000 shares of Stone common stock acquired prior to Stone's initial public offering, representing an aggregate of 20% of the outstanding shares of Stone common stock, in accordance with the vote of the majority of the IPO shares voted at the meeting, and intend to vote such shares "FOR" all other proposals that have been approved by Stone's board of directors. In addition, Stone's CEO, intends to vote 500,000 shares of common stock acquired by him in Stone's initial public offering, representing 2% of the outstanding shares of Stone common stock, and 2.5% of the shares issued in Stone's initial public offering, "FOR" the adoption of the acquisition proposal and all other proposals that have been approved by Stone's board of directors.

Quorum and Vote of Stone Stockholders

A quorum of Stone's stockholders is necessary to hold a valid meeting. A quorum will be present at the Stone special meeting if a majority of the issued and outstanding shares of Stone's common stock entitled to vote at the meeting are present in person or by proxy. Abstentions and broker non-votes will count as present for the purpose of establishing a quorum. No vote of the warrant holders is necessary to adopt any of the proposals.

•
The approval of the acquisition proposal requires the affirmative vote of a majority of the IPO shares voted at the meeting. Adoption of the acquisition proposal is not conditioned upon the adoption of the name change amendment, the Article SIXTH amendment or the incentive plan proposal. However, in accordance with the provisions of Stone's certificate of incorporation, if the holders of 4,000,000 or more IPO shares, representing 20% or more of the total number of IPO shares, vote against the acquisition and exercise their redemption rights, then Stone will not consummate the acquisition.

•
The approval of the name change amendment will require the affirmative vote of a majority of the issued and outstanding shares of Stone's common stock.

•
The approval of the Article SIXTH amendment will require the affirmative vote of a majority of the issued and outstanding shares of Stone's common stock.

•
The approval of the incentive plan proposal will require the affirmative vote of a majority of the shares of Stone's common stock represented in person or by proxy and entitled to vote at the special meeting.

Consideration Offered to Stone's Stockholders

The stockholders of Stone will not receive any cash or property in the acquisition, but instead will continue to hold their shares of Stone common stock. As a result of the acquisition, Stone will own, through KapStone Kraft, substantially all of the assets of KPB.

Appraisal or Dissenters Rights

No appraisal or dissenters rights are available under the Delaware General Corporation Law for the stockholders of Stone in connection with the acquisition proposal.

Redemption Rights

As provided in Stone's certificate of incorporation, holders of IPO shares may, if the stockholder votes against the acquisition proposal, demand that Stone redeem their shares for cash. This demand must be made on the proxy card at the same time that the stockholder votes against the acquisition proposal. If so demanded, and if the acquisition is completed, Stone will redeem each share of common stock for a pro rata portion of the trust account in which a substantial portion of the net proceeds of Stone's initial public offering are held, plus interest earned thereon. However, if the holders of 4,000,000 or more IPO shares, representing 20% or more of the total number of IPO shares, exercise their redemption rights, then, in accordance with the terms of Stone's certificate of incorporation and the documents governing the trust account, Stone will not consummate the acquisition and your shares will not be redeemed. Based on the amount of cash held in the trust account at                          , 2006, you will be entitled to redeem each share of common stock that you hold for approximately $    . If you exercise your redemption rights, then you will be exchanging your shares of Stone's common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the acquisition and then tender your stock certificate to Stone. If the acquisition is not completed, then these shares will not be redeemed for cash. A stockholder who exercises redemption rights will continue to own any warrants to acquire Stone common stock owned by such stockholder as such warrants will remain outstanding and unaffected by the exercise of redemption rights.

Prior to exercising redemption rights, Stone stockholders should verify the market price of Stone's common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights. Stone's shares of common stock are listed on the Over-the-Counter Bulletin Board under the symbol "SCDE."

Proxies

Proxies may be solicited by mail, telephone or in person. We have engaged Morrow and Co., Inc. to assist us in the solicitation of proxies.

If you grant a proxy, you may still vote your shares in person if you revoke your proxy before the special meeting or if you attend the special meeting and vote in person.

Stone's Recommendations to Stockholders; Reason for the Acquisition

In reaching its decision with respect to the acquisition and the transactions contemplated by the Purchase Agreement, the board of directors of Stone reviewed various industry and financial data and the due diligence and evaluation materials provided by IP and KPB, as well as independent evaluations performed by financial, legal and other consultants retained for such sole purpose in order to determine that the proposed acquisition transaction is in the best interest of Stone's stockholders and that the consideration to be paid to IP is reasonable. Accordingly, Stone's board of directors unanimously recommends that Stone's stockholders vote:

•
FOR the acquisition proposal;

•
FOR the name change amendment;

•
FOR the Article SIXTH amendment; and

•
FOR the incentive plan proposal.

Interests of Stone Directors and Officers in the Acquisition

When you consider the recommendation of Stone's board of directors that you vote in favor of adoption of the acquisition proposal, you should keep in mind that certain of Stone's officers and directors, and certain of their affiliates and associates, have interests in the acquisition that are different from, or in addition to, your interest as a stockholder. These interests include, among other things:

•
Stone's officers and directors, together with their affiliates and associates, were issued a total of 5,000,000 shares of Stone common stock prior to Stone's initial public offering, and Stone's CEO purchased an additional 500,000 shares in the IPO. These shares, without taking into account any discount that may be associated with certain restrictions on these shares, collectively have a market value of approximately $                          based on Stone's share price of $         as of                          , 2006. The 5,000,000 shares acquired prior to Stone's initial public offering by these individuals cannot be sold until the first anniversary of the acquisition during which time the value of the shares may increase or decrease; however, since such shares were acquired for $.005 per share, the holders are likely to benefit from the acquisition notwithstanding any decrease in the market price of the shares.

•
Stone's officers and directors, together with their affiliates and associates, own a total of 3,500,000 of Stone's warrants, which they acquired in the aftermarket following the IPO. These warrants, without taking into account any discount that may be associated with the restrictions on the transfer of such warrants, collectively have a market value of approximately $             based on Stone's warrant price of $    as of             , 2006. The warrants held by Stone's officers and directors and their affiliates and associates (as well as all other warrants) will expire and become worthless if the acquisition is not approved and Stone fails to consummate an alternative transaction by the later of February 19, 2007, or August 19, 2007, in the event that a letter of intent, an agreement in principle or a definitive agreement to complete a business combination was executed but not consummated by August 19, 2007, pursuant to Stone's certificate of incorporation.

•
If the acquisition is not approved and Stone fails to consummate an alternative transaction within the time allotted pursuant to its certificate of incorporation and Stone is therefore required to liquidate, the shares of common stock beneficially owned by Stone's officers and directors and their affiliates and associates that were acquired prior to Stone's initial public offering may be worthless because no portion of the net proceeds of Stone's initial public offering that may be distributed upon liquidation of Stone will be allocated to such shares.

•
After the completion of the acquisition, Roger Stone will continue to serve as Stone's Chief Executive Officer and as Chairman of Stone's board of directors and Matthew Kaplan will continue to serve as Stone's President. It is expected that the current directors will continue to serve on Stone's board of directors. Such individuals will, following the acquisition, be compensated in such manner, and in such amounts, as Stone's board of directors may determine to be appropriate. No agreements or plans with respect to such compensation have been entered into, adopted or otherwise agreed upon by Stone.

•
The consummation of the acquisition will terminate certain non-competition agreements between Messrs. Stone and Kaplan and IP that otherwise would not terminate until July 2007.

Conditions to the Completion of the Acquisition

Completion of the acquisition is subject to the satisfaction or waiver of the following specified conditions:

Conditions to Stone's and KapStone Kraft's obligations

•
The representations and warranties of IP that are qualified as to materiality or material adverse effect must be true and correct as of the closing date, and those not qualified as to materiality or material adverse effect must be true and correct in all material respects, as of the closing date, except that representations and warranties that address matters as of another date, must be true and correct as of such other date;

•
IP must have performed and observed in all material respects all covenants and obligations required to be performed by it prior to closing pursuant to the terms of the Purchase Agreement and related documents;

•
The consummation of the transactions must not be prohibited by any legal requirement or subject Stone or KapStone Kraft or any of their affiliates, KPB or any of the KPB assets to any material penalty or liability arising under any legal requirement or imposed by any governmental authority that is not otherwise disclosed in the Purchase Agreement or in any schedule to the Purchase Agreement;

•
There must be no judgment, order, decree, stipulation, injunction or charge existing before any governmental authority in each case which could reasonably be expected to prevent or prohibit consummation of any transactions pursuant to the transaction documents, cause the transactions to be rescinded following such consummation or materially and adversely affect KapStone Kraft's right to acquire the KPB assets or conduct the business, or Stone's or KapStone Kraft's or IP's performance of their respective obligations pursuant to the transaction documents; no action, suit or proceeding shall be pending that a reasonable person knowledgeable in such matters would conclude could have a high likelihood of having any such effect;

•
All material filings, notices, licenses, consents, authorizations, accreditation, waivers, approvals and the like of, to or with any governmental authority or any other person that are required to be obtained by IP will have been made or obtained and all applicable waiting periods under antitrust or trade regulation laws and regulations, including, without limitation, under the HSR Act, will have expired or been terminated;

•
Stone's stockholders must have approved the transaction with holders of less than 20% of the IPO shares exercising their redemption rights;

•
All liens, except for permitted exceptions, with respect to the KPB assets, must be released and terminated, or insured by the title company;

•
IP's auditor shall have given its consent to Stone to use IP's audited financial statements with respect to the KPB business in Stone's proxy statement;

•
The senior debt financing must be concurrently completed;

•
IP must have entered into an amendment to Tim Keneally's Confidentiality and Non-Competition Agreement;

•
IP must deliver all closing documents and take all corporate actions required to be taken to effect the sale of the KPB assets; and

•
IP must obtain third-party consents to assign certain contracts.

Conditions to IP's obligations

•
The representations and warranties of Stone and KapStone Kraft that are qualified as to materiality or material adverse effect must be true and correct as of the closing date, and those not qualified as to materiality or material adverse effect must be true and correct in all material respects, as of the closing date, except that representations and warranties that address matters as of another date, must be true and correct as of such other date;

•
Each of Stone and KapStone Kraft must have performed and observed in all material respects all covenants and obligations required to be performed by each pursuant to the Purchase Agreement and related documents prior to the closing date;

•
The consummation of the transactions will not be prohibited by any legal requirement or subject IP to any material penalty or liability arising under any legal requirement or imposed by any governmental authority that is not otherwise disclosed in the Purchase Agreement or in any schedule to the Purchase Agreement;

•
All material filings, notices, licenses, consents, authorizations, accreditation, waivers, approvals and the like of, to or with any governmental authority or any other person will have been made or any other person will have been made or obtained and all applicable waiting periods under antitrust or trade regulation laws and regulations, including, without limitation, under the HSR Act, will have expired or been terminated;

•
There must be no judgment, order, decree, stipulation, injunction or charge existing before any governmental authority in each case which could reasonably be expected to prevent or prohibit consummation of any transactions pursuant to the transaction documents, cause any such transaction to be rescinded following such consummation or materially and adversely affect KapStone Kraft's right to acquire the KPB assets or conduct the business, or Stone's or KapStone Kraft's or IP's performance of their respective obligations pursuant to the transaction documents; no action, suit or proceeding shall be pending that a reasonable person knowledgeable in such matters would conclude could have a high likelihood of having any such effect; and

•
Stone and KapStone Kraft must have delivered all closing documents and taken all corporate actions required to be taken to purchase the KPB assets.

If permitted under applicable law, either Stone or IP may waive conditions for their own respective benefit, and consummate the acquisition even though one or more of these conditions have not been met.

Termination

The Purchase Agreement may be terminated at any time prior to the closing of the acquisition, as follows:

•
by mutual consent of Stone and IP;

•
by Stone or IP if the acquisition proposal is not approved by the required vote of Stone's stockholders or if holders of 20% or more of the IPO shares exercise their redemption rights;

•
by Stone or IP if the other party has breached any of its material covenants, or if any representations or warranties are false or misleading in any material respect, provided that such termination cannot be the result of any breach of any covenant, representation or warranty of the terminating party and provided further that each party shall have ten business days to cure any such breach after notice;

•
by Stone or IP if any governmental authority takes any action to permanently restrain, enjoin or prohibit the acquisition and such action becomes final and nonappealable; and

•
by Stone or IP if the closing has not occurred by December 31, 2006, provided the right to terminate shall not be available to any party whose breach of the Purchase Agreement caused or resulted in the delay of the closing.

Acquisition Financing

Stone has received a commitment from LaSalle Bank, N.A. with respect to a $95,000,000 senior secured credit facility to be used by Stone at the closing of the acquisition to fund a portion of the purchase price and to provide working capital for KPB following the acquisition. This senior secured credit facility will be comprised of a $35,000,000 senior secured revolving credit facility and a $60,000,000 senior secured term loan. KapStone Kraft will be the borrower under the senior secured credit facility. The senior secured credit facility has a five year term. At KapStone Kraft's option, the facility will bear interest at a rate per annum equal to either (1) the "Base Rate" (which is the higher of (a) the rate publicly announced from time to time by the Administrative Agent as its "prime rate" and (b) the Federal Funds Rate plus 0.5% per annum), plus a Base Rate Margin (as defined below) or (2) LIBOR, plus the LIBOR Margin as defined below. The Base Rate Margin will be 0% with respect to the senior secured revolving credit facility and 0.25% with respect to the term loan, subject to upward or downward adjustment after December 31, 2006 based upon the total leverage ratio of KapStone Kraft at the end of each fiscal quarter. The LIBOR Margin will be 1.50% with respect to the senior secured revolving credit facility and 1.75% with respect to the senior secured term loan, subject to upward or downward adjustment after December 31, 2006 based upon the total leverage ratio of KapStone Kraft at the end of each fiscal quarter.

LaSalle Bank's obligation to make the senior secured credit facility available is subject to certain conditions, including execution and delivery of final loan documents and satisfactory completion of its due diligence. The commitment expires on October 31, 2006. For a more detailed description of the financing arrangements, see "The Acquisition Financing" on page    .

United States Federal Income Tax Consequences of the Acquisition

The U.S. federal income tax consequences of the acquisition of KPB are discussed in the section entitled "U.S. Federal Income Tax Consequences of the Acquisition" on page    .

Regulatory Matters

The acquisition and the transactions contemplated by the Purchase Agreement are not subject to any federal, state or provincial regulatory requirement or approval, except for the filing and delivery of this Proxy Statement in connection with the special meeting of stockholders of Stone under the Securities Exchange Act of 1934, as amended, and compliance under the Hart-Scott-Rodino Antitrust Improvements Act 1976, as amended.

Quotation of Securities

Stone's common stock, warrants to purchase common stock and units consisting of one share of common stock and two warrants to purchase common stock are listed on the Over-the-Counter Bulletin Board under the symbols "SCDE," "SCDEW" and "SCDEU," respectively.

Risk Factors

In evaluating the acquisition proposal, the name change amendment, the Article SIXTH amendment and the incentive plan proposal, you should carefully read this proxy statement and especially consider the factors discussed in the section entitled "Risk Factors" on page 20.

SELECTED HISTORICAL FINANCIAL INFORMATION

The following financial information is provided to assist you in your analysis of the financial aspects of the acquisition. Stone's historical information is derived from its audited financial statements as of and for the period from April 15, 2005 (Date of Inception) through December 31, 2005, and its unaudited condensed financial statements as of and for the three month period ended March 31, 2006. KPB's historical information is derived from its audited combined financial statements as of and for the years ended December 31, 2005, 2004 and 2003 and its unaudited condensed combined financial statements as of and for the years ended December 31, 2002 and 2001 and as of and for the three month periods ended March 31, 2006 and March 31, 2005.

The information is only a summary and should be read in conjunction with each of KPB's and Stone's historical consolidated financial statements and related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained elsewhere herein. The historical results included below and elsewhere in this document are not indicative of the future performance of KPB or Stone.

Stone Arcade Acquisition Corporation
(a development stage company)
(amounts in thousands except share data and per share data)

	Three Months Ended March 31, 2006	From Inception (April 15, 2005) to December 31, 2005
Statement of Operations Data:
Operating expenses	$154	$221
Net income	$692	$818
Interest income, net of taxes, attributable to common stock subject to possible redemption	$(156)	$(189)
Net income allocable to holders of non-redeemable common stock	$536	$628
Earnings per Share:
Basic	$0.03	$0.05
Diluted	$0.02	$0.05
Weighted Average Shares:
Basic	25,000,000	15,307,692
Diluted	28,768,116	16,547,715
Earnings per share exclusive of interest and shares subject to redemption:
Basic	$0.03	$0.05
Diluted	$0.02	$0.04
Weighted-average number of shares outstanding exclusive of shares subject to possible redemption:
Basic	21,002,000	13,247,185
Diluted	24,770,116	14,487,208
	As of March 31, 2006	As of December 31, 2005
Balance Sheet Data:
Total assets	$115,393	$114,306
Long-term debt	-0-	-0-
Common stock subject to possible redemption, inclusive of attributable interest income	$22,505	$22,349
Total stockholders' equity	$92,265	$91,730

Kraft Papers Business—A Division of International Paper Company
(amounts in thousands)

	Three Months Ended March 31,		Year Ended December 31,
	2006	2005	2005	2004	2003	2002	2001
Statement of Operations Data:
Net sales	$64,012	$53,278	$223,404	$188,554	$231,198	$248,743	$236,068
Operating income (loss)	$6,733	$4,158	$10,910	$(4,420)	$5,112	$21,695	$36,616
Net income (loss)	$3,926	$2,330	$5,864	$(3,543)	$2,466	$12,529	$21,832
Earnings per Share Data:	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	As of March 31,		As of December 31,
	2006	2005	2005	2004	2003	2002	2001
Balance Sheet Data:
Total assets	$267,198	$283,608	$269,328	$279,245	$272,808	$281,709	$210,743
Long-term debt	$24,641	$24,683	$24,651	$24,712	$24,755	$24,798	$24,820
Divisional control account	$223,330	$239,678	$226,218	$237,223	$229,037	$224,540	$172,444

SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following selected unaudited pro forma financial information has been derived from, and should be read in conjunction with, the unaudited pro forma condensed consolidated financial statements included elsewhere in this proxy.

The unaudited pro forma condensed consolidated balance sheet information combines the historical unaudited balance sheets of Stone and KPB as of March 31, 2006, giving effect to the transactions described in the Purchase Agreement (with purchase accounting applied to the acquired KPB business and related financing) as if they had occurred on March 31, 2006.

The unaudited pro forma condensed consolidated statements of income combine (i) the historical statements of income of Stone and KPB for the three month period ended March 31, 2006, and (ii) the historical statements of income of Stone for the period from April 15, 2005 (Date of Inception) to December 31, 2005, and KPB for the year ended December 31, 2005, giving effect to the transactions described in the Purchase Agreement (with purchase accounting applied to the acquired KPB business and related financing) as if they had occurred on January 1, 2005.

The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the transaction, are factually supportable and, in the case of the pro forma income statements, have a recurring impact.

The purchase price allocation has not been finalized and is subject to change based upon recording of actual transaction costs, finalization of working capital adjustments, and completion of appraisals of tangible and intangible assets of the acquired KPB business.

The unaudited pro forma condensed consolidated balance sheet information at March 31, 2006 and unaudited pro forma condensed consolidated statement of income information for the three months ended March 31, 2006 and the year ended December 31, 2005 have been prepared using two different levels of approval of the transaction by the Stone stockholders, as follows:

•
Assuming No Redemption: This presentation assumes that none of the Stone stockholders exercise their redemption rights; and

•
Assuming Maximum Redemption: This presentation assumes that 19.9% of the Stone stockholders exercise their redemption rights.

Stone is providing this information to aid you in your analysis of the financial aspects of the transaction. The unaudited pro forma financial information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the transaction taken place on the dates noted, or the future financial position or operating results of the combined company.

Stone Arcade Acquisition Corporation
Unaudited Pro Forma Condensed Consolidated Balance Sheet Information
(amounts in thousands)

	As of March 31, 2006
	No Share Redemption	Maximum Share Redemption
Total assets	$200,287	$177,782
Long term debt	$52,500	$52,500
Total stockholders' equity	$113,570	$91,065

Stone Arcade Acquisition Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Income Information
(amounts in thousands except share data and per share data)

	Three Months Ended March 31, 2006		Year Ended December 31, 2005
	No Share Redemption	Maximum Share Redemption	No Share Redemption	Maximum Share Redemption
Net sales	$64,012	$64,012	$224,426	$224,426
Operating income (loss)	$8,902	$8,902	$23,003	$23,003
Net income	$5,210	$5,054	$12,571	$11,957
Earnings per share:
Basic	$0.21	$0.24	$0.50	$0.57
Diluted	$0.18	$0.20	$0.46	$0.51
Weighted-average number of shares outstanding:
Basic	25,000,000	21,002,000	25,000,000	21,002,000
Diluted	28,768,116	24,770,116	27,406,015	23,408,015

MARKET PRICE OF SECURITIES

Stone's common stock, warrants and units are currently quoted on the Over-the-Counter Bulletin Board under the symbols "SCDE," "SCDEW" and "SCDEU," respectively. On June 23, 2006, the last day for which information was available prior to the date of the public announcement of the signing of the Purchase Agreement, the last quoted sale prices of SCDE, SCDEW and SCDEU were $5.53, $6.26 and $0.42, respectively. Each unit of Stone consists of one share of Stone common stock and two redeemable common stock purchase warrants.

The following table sets forth, for the calendar quarter indicated, the quarterly high and low bid information of Stone's common stock, warrants and units as reported on the Over-the-Counter Bulletin Board. The quotations listed below reflect interdealer prices, without retail markup, markdown or commission and may not necessarily represent actual transactions:

	Common Stock		Warrants		Units
	High	Low	High	Low	High	Low
2005
Third Quarter (commencing August 16)	$5.35	$5.00	$0.58	$0.35	$6.40	$5.95
Fourth Quarter	$5.40	$5.23	$0.59	$0.39	$6.50	$6.05
2006
First Quarter	$5.80	$5.32	$0.74	$0.37	$7.30	$6.10
Second Quarter (April 1—June 30)	$5.67	$5.45	$0.67	$0.40	$6.95	$6.20

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to adopt the acquisition proposal. As Stone's operations will consist of the KPB assets upon completion of the acquisition, the risk factors relating to the business and operations of KPB also apply to Stone and KapStone Kraft as the successor to KPB's business.

Risks Associated with the Acquisition

If the acquisition's benefits do not meet the expectations of the marketplace, or financial or industry analysts, the market price of Stone's common stock may decline.

The market price of Stone's common stock may decline as a result of the acquisition if KPB does not perform as expected, or Stone does not otherwise achieve the perceived benefits of the acquisition as rapidly as, or to the extent anticipated by the marketplace, or financial or industry analysts. Accordingly, investors may experience a loss as a result of a decreasing stock price and Stone may not be able to raise future capital, if necessary, in the equity markets.

Stone's directors may have certain conflicts in determining to recommend the acquisition proposal since certain of their interests, and certain interests of their affiliates and associates, are different from, or in addition to, your interests as a stockholder.

Members of Stone's board of directors have interests in the acquisition that are different from, or in addition to, your interests as a stockholder, including the fact that the shares of common stock owned by them, or their affiliates and associates, that were acquired prior to the IPO would become worthless if the acquisition is not approved and Stone otherwise fails to consummate a business combination prior to its liquidation date. Such shares, as of             , 2006, without taking into account any discount that may be associated with certain restrictions on these shares, had a market value of approximately $             . Similarly, the warrants owned by such directors, affiliates and associates to purchase 3,500,000 shares of common stock would expire and become worthless. Moreover, if the acquisition is approved, it is expected that Stone's officers and directors will continue in their respective roles and be compensated in such manner, and in such amounts, as Stone's board of directors may determine to be appropriate. The consummation of the acquisition will terminate certain non-competition agreements between Messrs. Stone and Kaplan and IP that otherwise would not terminate until July 2007. You should take these potential conflicts into account when considering the recommendation of Stone's board of directors to vote in favor of the acquisition proposal.

KPB will be dependent upon key management executives whose loss may adversely impact Stone's business.

KPB depends on the expertise, experience and continued services of KPB's management. The loss of management, or an inability to attract or retain other key individuals following the acquisition, could materially adversely affect Stone. Stone will seek to compensate management, as well as other employees, through competitive salaries, bonuses and other incentive plans, but there can be no assurance that these programs will allow Stone to retain key management executives or hire new key employees.

KPB's operations may not be able to generate sufficient cash flows to meet KapStone Kraft's debt service obligations.

KapStone Kraft's ability to make payments on its indebtedness will depend on its ability to generate cash from KPB's operations. KPB's business may not generate sufficient cash flow from operations to enable it to repay KapStone Kraft's indebtedness and to fund other liquidity needs, including capital expenditure requirements. The indebtedness to be incurred by KapStone Kraft under the credit facility will bear interest at variable rates, and therefore if interest rates increase, KapStone Kraft's debt service requirements will increase. In such case,

KapStone Kraft may need to refinance or restructure all or a portion of its indebtedness on or before maturity. KapStone Kraft may not be able to refinance any of its indebtedness, including the new credit facility, on commercially reasonable terms, or at all. If KapStone Kraft cannot service or refinance its indebtedness, it may have to take actions such as selling assets, seeking additional equity or reducing or delaying capital expenditures, any of which could have a material adverse effect on KPB's operations and financial condition.

A default under KapStone Kraft's indebtedness may have a material adverse effect on KapStone Kraft's financial condition.

In the event of a default under KapStone Kraft's new credit facility, the lenders generally would be able to declare all of such indebtedness, together with accrued interest, to be due and payable. In addition, borrowings under the new credit facility are secured by a first priority lien on all of the assets of KPB and, in the event of a default under that facility, the lenders generally would be entitled to seize the collateral. Moreover, upon the occurrence of an event of default under the new credit facility, the commitment of the lenders to make any further loans would be terminated. Accordingly, a default under any debt instrument, unless cured or waived, would likely have a material adverse effect on KPB's business and Stone's results of operations and financial condition.

Servicing debt could limit funds available for other purposes.

Following the acquisition, Stone will use KapStone Kraft's cash from KPB's operations to pay the principal and interest on its debt. These payments limit funds available for other purposes, including expansion of Stone's operations through acquisitions, funding future capital expenditures and the payment of dividends.

Stone's working capital will be reduced if Stone stockholders exercise their right to redeem their shares for cash. This would reduce Stone's cash reserve after the acquisition.

As provided in Stone's certificate of incorporation, holders of IPO shares may, if the stockholder votes against the acquisition proposal, demand that Stone redeem their shares for cash. Stone will not consummate the acquisition if holders of 4,000,000 or more IPO shares, representing 20% or more of the total number of IPO shares, exercise their redemption rights. To the extent the acquisition is consummated and holders have demanded to redeem their shares, there will be a corresponding reduction in the amount of funds available to Stone following the acquisition. Based on the amount of cash held in the trust account at                          , 2006, assuming the acquisition proposal is adopted, the maximum amount of funds that could be disbursed to stockholders upon the exercise of the redemption rights is approximately $                          , or approximately 20% of the funds then held in the trust account. Any payment upon exercise of redemption rights will reduce Stone's cash after the acquisition, which will reduce working capital available for the business.

KapStone Kraft's loan agreements will contain restrictive covenants that will limit its liquidity and corporate activities.

KapStone Kraft's loan agreements will impose operating and financial restrictions that will limit KapStone Kraft's ability to:

•
incur additional indebtedness;

•
create additional liens on its assets;

•
make investments;

•
engage in mergers or acquisitions;

•
pay dividends; and

•
sell any of KPB's assets outside the ordinary course of business.

In addition, the loan agreement will also impose certain limited restrictions on Stone. Therefore, Stone will need to seek permission from its lender in order to engage in certain corporate actions. The lender's interests may be different from Stone's, and no assurance can be given that Stone will be able to obtain its lender's permission when needed. This may prevent Stone from taking actions that are in its best interest.

Future acquisitions of businesses by Stone would subject Stone to additional business, operating and industry risks, the impact of which cannot presently be evaluated, and could adversely impact Stone's capital structure.

Stone intends to pursue other acquisition opportunities following the closing of the KPB acquisition in an effort to diversify its investments and/or grow the KPB business. Any business acquired by Stone may cause it to be affected by numerous risks inherent in the acquired business's operations. If Stone acquires a business in an industry characterized by a high level of risk, it may be affected by the currently unascertainable risks of that industry. Although Stone's management will endeavor to evaluate the risks inherent in a particular industry or target business, Stone cannot assure you that it will be able to properly ascertain or assess all of the significant risk factors.

In addition, the financing of any acquisition completed by Stone after the KPB acquisition could adversely impact Stone's capital structure as any such financing would likely include the issuance of additional equity securities and/or the borrowing of additional funds. The issuance of additional equity securities may significantly reduce the equity interest of Stone's stockholders and/or adversely affect prevailing market prices for Stone's common stock. Increasing Stone's indebtedness could increase the risk of a default that would entitle the holder to declare all of such indebtedness due and payable and/or to seize any collateral securing the indebtedness. In addition, default under one debt instrument could in turn permit lenders under other debt instruments to declare borrowings outstanding under those other instruments to be due and payable pursuant to cross default clauses. Accordingly, the financing of future acquisitions could adversely impact our capital structure and your equity interest in Stone.

Except as required by law or the rules of any securities exchange on which our securities might be listed at the time we seek to consummate a subsequent acquisition, you will not be asked to vote on any such proposed acquisition and no redemption rights in connection with any such acquisition will exist.

Stone did not receive an opinion as to the fairness of the terms and conditions of the acquisition of KPB. Accordingly, you will not be able to rely on a third party valuation in determining the fairness of the transaction.

Stone did not receive an opinion from an independent third party with respect to whether the terms and conditions of the transaction are fair to stockholders from a financial perspective. In making the determination that the acquisition is fair and in the best interest of the stockholders, Stone's board of directors relied on the expertise and experience of its members in analyzing businesses in general, and businesses in the paper and packaging industries in particular. Members of Stone's board of directors are regularly engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, divestitures and for other purposes. In making your decision to approve the acquisition you will not have an independent valuation on which to rely.

Risks Associated With KPB's Business

Operation of KPB will be dependent upon certain operating agreements with IP, including a transition services agreement.

Following the acquisition, KapStone Kraft will be initially dependent upon IP continuing to provide certain operational support as well as certain supply and purchase arrangements. The terms of these arrangements will be governed by certain agreements that will be entered into as part of the closing of the acquisition. In particular, KapStone Kraft will rely upon a transition services agreement, whereby it can continue to use IP's management information and reporting systems until such time as its own systems are reliably in place, but in any event for a period of 12 months, subject to extension by KapStone Kraft. The termination of, or a reduction in the volume of materials supplied or purchased under one or more of these agreements could have a material adverse effect on KPB's business and Stone's operating results and financial condition.

If KapStone Kraft fails to extend or renegotiate the collective bargaining agreements with the United Steelworkers Union as they expire from time to time, or if KapStone Kraft's unionized employees were to engage in a strike or other work stoppage, KapStone Kraft's business and operating results could be materially harmed.

All of KPB's hourly paid employees are represented by the United Steelworkers Union. KPB is a party to collective bargaining contracts, which represent approximately 81% and 78% of its employees at Roanoke Rapids and Ride Rite® Converting, respectively. No assurance can be given that KapStone Kraft will be able to successfully extend or renegotiate the collective bargaining agreements as they expire from time to time. Currently, there are collective bargaining agreements in effect with respect to Roanoke Rapids through October 1, 2006 and with respect to Ride Rite® Converting through June 30, 2008. If KapStone Kraft fails to extend or renegotiate its collective bargaining agreements, if disputes with the union arise, or if the unionized workers engage in a strike or other work stoppage, KapStone Kraft could incur higher ongoing labor costs or experience a significant disruption of operations, which could have a material adverse effect on KapStone Kraft's business and Stone's results of operations. The impact of future negotiations, including changes in wages and benefit levels that are collectively bargained for as part of the overall contracts with the unions, could have a material impact on Stone's financial results.

A few customers account for a significant portion of Stone's revenues.

During the year ended December 31, 2005, the top three customers accounted for 53.6% and the top ten customers accounted for 88.0% of revenues generated by Roanoke Rapids. Similarly, in 2005, two customers accounted for 29.9% and the top ten customers accounted for 66.6% of revenues generated by Ride Rite® Converting. Although KPB enters into long-term contracts with its customers to establish stability of revenues, the loss of, or reduced sales to these key customers could result in decreased revenues and adversely impact KPB's cash flows.

The Roanoke Rapids facility consists of a single paper mill from which all of its kraft paper products are manufactured. If the equipment at the mill malfunctions, KPB may be unable to manufacture its products.

KPB relies on a single paper mill with two papermaking machines to produce its kraft paper products. The mill operates 24 hours a day, seven days a week, which may lead to extensive wear and tear on the equipment. Further, since the Roanoke Rapids facility relies solely on two papermaking machines, any breakdown in one or both machines could result in an interruption in production at the mill and KapStone Kraft may be unable to fulfill its product delivery obligations to its customers. KapStone Kraft's failure to produce and deliver its products could lead to cancellation of customer contracts, which could adversely affect KapStone Kraft's results of operations, financial condition and relationship with customers.

Although IP has agreed to indemnify KapStone Kraft with respect to environmental liabilities that are being assumed, KapStone Kraft may incur significant remediation and other costs if such losses exceed the cap on indemnification or occur after the expiration of the indemnification period.

The Roanoke Rapids facility operated as an industrial facility for many years prior to the enactment of environmental legislation that would have required certain pollution prevention concepts to be addressed at the facility. Due to its long history of industrial operations, the possibility of onsite and offsite environmental impact to the soil and groundwater may present a heightened risk of liability for contamination. The overall indemnification by IP for certain losses includes assumed environmental liabilities, subject to a $1,000,000 threshold and a cap of $15,000,000. IP's indemnification for assumed environmental liabilities will survive for three years. However, with respect to environmental claims, the cap described above will be reduced by $1,800,000 every six months during the three year survival period. Because Stone is unable to presently make a determination as to whether the environmental impact, if any, would be widespread or significant, the negotiated cap and survival period may not be sufficient to cover future losses. Further, if KapStone Kraft is required to make significant expenditures for remediation and other costs that exceed the cap, the cost of such efforts may have a significant negative impact on Stone's results of operations and financial condition.

If the accrued employee pension and post-retirement liabilities KapStone Kraft has assumed are greater than currently estimated, it could have a negative effect on KapStone Kraft's results of operations and financial condition.

We have agreed to assume certain accrued employee pension and post-retirement liabilities, which have been estimated to be approximately $4.1 million. There is a risk that the actual accrual amount may be greater than what was estimated, which would result in an increase in pension expenses and could cause a decrease in our net income.

The decline in the volume of roundwood supplied to KPB could result in production delays.

Currently, approximately 27% of Roanoke Rapids' roundwood requirement is supplied by IP's Forest Resources Division. However, the sale of IP's forestlands to third parties is expected to result in a reduction to approximately 7% of contracted roundwood supplied to KPB by the future owners of the forestlands. Any delays in finding alternative suppliers could interrupt production, which could have a negative impact on KapStone Kraft's results of operations and financial condition.

Risks Associated With the Paper and Packaging Industries

The paper and packaging industries are highly cyclical. Fluctuations in the prices of and the demand for KPB's products could result in smaller profit margins and lower sales volumes.

Historically, economic and market shifts, fluctuations in capacity and changes in foreign currency exchange rates have created cyclical changes in prices, sales volume and profit margins for products in the paper and packaging industries. The length and magnitude of industry cycles have varied over time and by product, but generally reflect changes in macroeconomic conditions and levels of industry capacity. Most paper products and many wood products used in the packaging industry are commodities that are widely available from many producers. Because commodity products have few distinguishing qualities from producer to producer, competition for these products is based primarily on price, which is determined by supply and demand. The overall levels of demand for these commodity products reflect fluctuations in levels of end-user demand, which depend in large part on general macroeconomic conditions in North America and regional economic conditions, as well as foreign currency exchange rates. The foregoing factors could materially and adversely impact KPB's sales and profitability.

Difficulty obtaining wood fiber at favorable prices, or at all, may negatively impact companies in the packaging industry.

Wood fiber is the principal raw material in many segments of the packaging industry. Wood fiber is a commodity, and prices for wood fiber historically have been cyclical. Environmental litigation and regulatory developments have caused, and may cause in the future, significant reductions in the amount of timber available for commercial harvest in the United States. In addition, future domestic or foreign legislation and litigation concerning the use of timberlands, the protection of endangered species, the promotion of forest health and the response to and prevention of catastrophic wildfires could also affect timber supplies. Availability of harvested timber may further be limited by fire, insect infestation, disease, ice storms, wind storms, flooding and other natural and man made causes, thereby reducing supply and increasing prices.

Wood fiber pricing is subject to regional market influences, and the cost of wood fiber may increase in particular regions due to market shifts in those regions. In addition, the ability to obtain wood fiber from foreign countries may be impacted by legal and political conditions in that country as well as transportation difficulties.

An increase in the cost of purchased energy or other raw materials could lead to higher manufacturing costs, thereby reducing profit margins.

Energy is a significant raw material in the paper and packaging industries. Energy prices, particularly for electricity, natural gas, coal and fuel oil, have been volatile in recent years and currently exceed historical averages. These fluctuations have historically impacted manufacturing costs of companies in the paper and packaging industries, often contributing to volatility in earnings. Recent significant increases in energy prices can be expected to adversely impact businesses in the paper and packaging industries. KPB does not have any long-term arrangements to purchase energy at a fixed price, thus this lack of long-term supply contracts at fixed prices could result in price volatility in KPB's supply of energy. In addition, KPB has no long-term contracts to purchase raw materials, thus KPB could be materially adversely impacted by supply disruptions. Further, KBP does not use any forward contracts or other financial instruments to hedge its exposure to price risks related to these commodities.

Paper and packaging companies face strong competition.

The paper and packaging industries are highly fragmented, and KPB faces competition from numerous domestic, as well as foreign competitors. Some of KPB's competitors are large, vertically integrated companies that have greater financial and other resources, greater manufacturing economies of scale, greater energy self-sufficiency and/or lower operating costs than KPB.

Certain paper and wood products are vulnerable to long-term declines in demand due to competing technologies or materials.

Companies in the paper and packaging industries are subject to possible declines in demand for their products as the use of alternative materials and technologies grows and the prices of such alternatives become more competitive. Any substantial shift in demand from paper and wood products to competing technologies or materials could result in a material decrease in sales. While Stone would seek to have KPB adapt its product offerings to changes in market demand, such efforts may not be successful or sufficient.

Paper and packaging companies are subject to significant environmental regulation and environmental compliance expenditures, as well as other potential environmental liabilities.

Companies in the paper and packaging industries are subject to a wide range of general and industry-specific environmental laws and regulations, particularly with respect to air emissions, wastewater discharges, solid and hazardous waste management, site remediation, forestry operations and endangered species habitats. KapStone Kraft will, in all likelihood, incur substantial expenditures to maintain compliance with applicable environmental laws and regulations. In addition, new laws enacted in the future could require substantial expenditures for compliance. Failure to comply with applicable environmental laws and regulations could expose KapStone Kraft to civil or criminal fines or penalties or enforcement actions, including orders limiting operations or requiring corrective measures, installation of pollution control equipment or other remedial actions.

FORWARD-LOOKING STATEMENTS

Stone believes that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as "may," "expect," "anticipate," "contemplate," "believe," "estimate," "intends," and "continue" or similar words. Any information in this proxy statement regarding the contingent earn-out payments should also be considered forward-looking statements. You should read statements that contain these words carefully because they:

•
discuss future expectations;

•
contain information which could impact future results of operations or financial condition; or

•
state other "forward-looking" information.

Stone believes it is important to communicate its expectations to the Stone stockholders. However, there may be events in the future that Stone is not able to accurately predict or over which Stone has little or no control. The following factors, among others may cause actual results to differ materially from the expectations described by Stone in its forward-looking statements:

•
continued compliance with government regulations;

•
legislation or regulatory environments, requirements or changes affecting the businesses in which KPB is engaged;

•
paper and packaging industry trends, including factors affecting supply and demand;

•
KPB's customer concentration;

•
labor and personnel relations;

•
credit or currency risks affecting KPB's revenue and profitability;

•
changing interpretations of generally accepted accounting principals;

•
cost of raw materials and energy; and

•
general economic conditions.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to Stone, KPB or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Stone undertakes no obligations to update these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast you should be aware that the occurrence of the events described in the "Risk Factors" section and elsewhere in this document could have a material adverse effect on Stone or KPB.

THE STONE SPECIAL MEETING

General

Stone is furnishing this proxy statement to you as part of the solicitation of proxies by Stone's board of directors for use at the special meeting of Stone's stockholders to be held on             , 2006, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about             , 2006 in connection with the vote on the acquisition proposal, the name change amendment proposal, the Article SIXTH amendment proposal and the incentive plan proposal. This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

Stone will hold the special meeting at 10:00 a.m., Central time, on             , 2006, at the offices of Stone, located at One Northfield Plaza, Suite 480, Northfield, IL 60093, to vote on the adoption of the acquisition proposal, the name change amendment proposal, the Article SIXTH amendment proposal and the incentive plan proposal.

Purpose of the Special Meeting

At the special meeting, Stone is asking holders of Stone common stock to:

•
adopt the acquisition proposal;

•
adopt the name change amendment proposal;

•
adopt the Article SIXTH amendment proposal; and

•
adopt the incentive plan proposal.

Stone's board of directors:

•
unanimously recommend that Stone common stockholders vote "FOR" the acquisition proposal;

•
unanimously recommend that Stone common stockholders vote "FOR" the name change amendment proposal;

•
unanimously recommend that Stone common stockholders vote "FOR" the Article SIXTH amendment proposal; and

•
unanimously recommend that Stone common stockholders vote "FOR" the incentive plan proposal.

Adoption by Stone stockholders of the acquisition proposal is not conditioned upon the adoption of the name change amendment proposal, the Article SIXTH amendment proposal or the incentive plan proposal. However, the adoption of the name change amendment proposal, the Article SIXTH amendment proposal and the incentive plan proposal are conditioned upon the adoption of the acquisition proposal. If the acquisition proposal is not approved, none of the other proposals will be presented at the meeting for adoption.

Record Date; Who is Entitled to Vote

The record date for the special meeting is             , 2006. Holders of record of Stone common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 25,000,000 outstanding shares of Stone common stock.

Each share of Stone common stock is entitled to one vote at the special meeting. Stone's issued and outstanding warrants do not have voting rights and holders of Stone warrants will not be entitled to vote at the special meeting.

Stone's officers and directors have agreed to vote their 5,000,000 shares of Stone common stock acquired prior to Stone's initial public offering, representing an aggregate of 20% of the outstanding shares of Stone common stock, in accordance with the vote of the majority of the IPO shares voted at the meeting with respect to the acquisition proposal. In addition, Stone's Chief Executive Officer intends to vote 500,000 shares of common stock acquired by him in Stone's initial public offering, representing 2% of the outstanding shares of Stone common stock, and 2.5% of the outstanding IPO shares, "FOR" the adoption of the acquisition proposal. Stone's officers and directors, including Stone's Chief Executive Officer, intend to vote all of their shares of Stone common stock, representing an aggregate of 22% of the outstanding shares of Stone common stock, "FOR" each of the name change amendment proposal, the Article SIXTH amendment proposal and the incentive plan proposal.

Quorum

The presence, in person or by proxy, of a majority of all issued and outstanding shares of Stone's common stock constitutes a quorum at the special meeting.

Abstentions and Broker Non-Votes

If your broker holds your shares in its name and you do not give the broker voting instructions, under the rules of the NASD, your broker may not vote your shares on the acquisition proposal or the incentive plan proposal. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a "broker non-vote."

An abstention or a broker non-vote will not be considered a vote cast at the meeting with respect to the acquisition proposal and will not have the effect of electing to exercise your redemption rights since a stockholder must vote against the acquisition proposal and affirmatively exercise their redemption rights in order to redeem their shares. Abstentions or broker non-votes have the same effect as a vote "against" the name change amendment proposal and the Article SIXTH amendment proposal. An abstention also has the effect as a vote "against" the incentive plan proposal, but a broker non-vote has no effect on the incentive plan proposal.

Voting Your Shares

Each share of Stone common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of Stone common stock that you own as of the record date. No vote of the warrant holders is necessary to adopt the acquisition proposal, the name change amendment proposal, the Article SIXTH amendment proposal or the incentive plan proposal and Stone is not asking the warrant holders to vote on any of the foregoing proposals.

There are two ways to vote your shares of Stone common stock at the special meeting:

•
You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your "proxy," whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by Stone's board "FOR" the adoption of the acquisition proposal, the name change amendment proposal, the Article SIXTH amendment proposal and the incentive plan proposal.

•
You can attend the special meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Vote Required to Adopt the Acquisition Proposal

The affirmative vote in favor of the acquisition proposal by a majority of the IPO shares that are voted at the meeting is required to adopt the acquisition proposal. Adoption of the acquisition proposal is not conditioned upon the adoption of the name change amendment proposal, the Article SIXTH amendment proposal or the incentive plan proposal. However, if the holders of 4,000,000 or more IPO shares, representing 20% or more of the total number of IPO shares, vote against the acquisition and affirmatively demand redemption of their shares for their pro rata portion of the trust account, then, in accordance with Stone's certificate of incorporation, the acquisition will not be consummated. See "Redemption Rights" below.

At the close of business on    , 2006, there were 25,000,000 shares of Stone common stock outstanding, 20,000,000 of which were issued in Stone's initial public offering.

Stone's officers and directors have agreed to vote their 5,000,000 shares of Stone common stock acquired prior to Stone's initial public offering, representing an aggregate of 20% of the outstanding shares of Stone common stock, in accordance with the vote of the majority of the IPO shares voted at the meeting with respect to the acquisition proposal. In addition, Stone's Chief Executive Officer intends to vote 500,000 shares of common stock acquired by him in Stone's initial public offering, representing 2% of the outstanding shares of Stone common stock, and 2.5% of the outstanding IPO shares, "FOR" the adoption of the acquisition proposal.

Redemption Rights

As provided in Stone's certificate of incorporation, holders of IPO shares may, if the stockholder votes against the acquisition, demand that Stone redeem their shares for cash. This demand must be made on the proxy card at the same time that the stockholder votes against the acquisition proposal.

Stockholders who abstain from voting or fail to instruct their broker how to vote may not exercise their redemption rights. To exercise your redemption rights, you must vote against the acquisition proposal and affirmatively elect to have your shares redeemed by checking the appropriate box, or directing your broker to check the appropriate box on the proxy card and ensure that the proxy card is delivered prior to the Stone special meeting. If so demanded, subject to the conditions described further below, Stone will redeem each share of common stock for a pro rata portion of the trust account in which $                          of the net proceeds of Stone's initial public offering are held, plus interest earned thereon. Based on the amount of cash held in the trust account at                          , 2006, you will be entitled to redeem each share of common stock that you hold for approximately $             . If you exercise your redemption rights, you will be exchanging your shares of Stone's common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the acquisition and then tender your stock certificate to Stone. If the acquisition is not completed, then these shares will not be redeemed into cash.

Prior to exercising redemption rights, Stone stockholders should verify the market price of Stone's common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights. Stone's shares of common stock are listed on the Over-the-Counter Bulletin Board under the symbol "SCDE."

Vote Required to Adopt the Name Change Amendment Proposal

Adoption of the name change amendment proposal requires the affirmative vote of a majority of the issued and outstanding shares of Stone's common stock. Adoption of the name change amendment proposal is conditioned upon the adoption of the acquisition proposal, but is not conditioned upon adoption of the Article SIXTH amendment proposal or the incentive plan proposal.

Stone's officers and directors intend to vote their shares of Stone common stock, representing an aggregate of 22% of the outstanding shares of Stone common stock, "FOR" the name change amendment proposal.

Vote Required to Adopt the Article SIXTH Amendment Proposal

Adoption of the Article SIXTH amendment proposal requires the affirmative vote of a majority of the issued and outstanding shares of Stone's common stock. Adoption of the Article SIXTH amendment proposal is conditioned upon the adoption of the acquisition proposal, but is not conditioned upon adoption of the name change amendment proposal or the incentive plan proposal.

Stone's officers and directors intend to vote their shares of Stone common stock, representing an aggregate of 22% of the outstanding shares of Stone common stock, "FOR" the Article SIXTH amendment proposal.

Vote Required to Adopt the 2006 Incentive Plan Proposal

Adoption of the incentive plan proposal requires the affirmative vote of a majority of the shares of Stone's common stock represented in person or by proxy and entitled to vote at the special meeting. Adoption of the incentive plan proposal is conditioned upon the adoption of the acquisition proposal, but is not conditioned upon adoption of the name change amendment proposal or the Article SIXTH amendment proposal.

Stone's officers and directors intend to vote their shares of Stone common stock, representing an aggregate of 22% of the outstanding shares of Stone common stock, "FOR" the incentive plan proposal.

Who Can Answer Your Questions About Voting Your Shares

If you have questions about voting your shares, you may write, e-mail or call Stone's Proxy Solicitor, Morrow & Co., Inc., 470 West Avenue—3rd Floor, Stamford, CT 06902, E-mail: Stone.info@morrowco.com. Banks and Brokerage Firms, please call (203) 658-9400. Stockholders, please call (800) 607-0088, or Roger Stone, our Chairman and Chief Executive Officer at (847) 441-0929.

No Additional Matters May Be Presented at the Special Meeting

This special meeting has been called only to consider the adoption of the acquisition proposal, the name change amendment proposal, the Article SIXTH amendment proposal and the incentive plan proposal. Under Stone's by-laws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting, if they are not included in the notice of the meeting.

Representatives of Stone's accountants are not expected to be present at the special meeting and accordingly will not make any statement or be available to respond to any questions.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•
You may send another proxy card with a later date;

•
You may notify Roger Stone, Stone's Chairman and Chief Executive Officer, in writing before the special meeting that you have revoked your proxy; and

•
You may attend the special meeting, revoke your proxy, and vote in person.

Solicitation Costs

Stone will bear all expenses incurred in connection with the solicitation of proxies. Stone will, upon request, reimburse brokerage firms and other nominee holders for their reasonable expenses incurred in forwarding the proxy solicitation materials to the beneficial owners of our shares. Our officers and directors may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-pocket-expenses. In addition, we have hired Morrow & Co., Inc. to solicit proxies on our behalf. The cost of soliciting proxies on our behalf will be approximately $5,500 plus costs and expenses.

Stone Insider Stock Ownership

At the close of business on the record date, Roger Stone, Matthew Kaplan, John Chapman, Jonathan Furer and Muhit Rahman, who together comprise all of Stone's directors and officers, together with their affiliates, beneficially owned and were entitled to vote 5,500,000 shares of Stone common stock, or 22% of the outstanding shares of Stone common stock. Such number does not include 3,500,000 shares of common stock issuable upon exercise of warrants purchased by Stone's executive officers and directors. The shares held by Stone's management, without taking into account any discount that may be associated with certain restrictions on these shares, have a market value of approximately $                          based on Stone's common stock price of $             per share as of                          , 2006. For information on beneficial ownership of Stone's common stock by executive officers, directors and 5% stockholders, see "Beneficial Ownership of Securities" on page    .

PROPOSAL I
THE ACQUISITION PROPOSAL

The discussion in this document of the acquisition and certain principal terms of the Purchase Agreement, dated as of June 23, 2006, by and among Stone, KapStone Kraft, and IP is subject to, and is qualified in its entirety by reference to, the Purchase Agreement, a copy of which is attached as Annex A to this document and is incorporated in this document by reference.

General Description of the Acquisition

The Purchase Agreement provides for the acquisition of substantially all of the assets of Roanoke Rapids and Ride Rite® Converting, which assets comprise the business of KPB, a division of IP.

Background of the Acquisition

The terms of the Purchase Agreement are the result of arm's-length negotiations between representatives of Stone and IP. The following is a brief discussion of the background of these negotiations, the acquisition and related transactions.

Stone is a blank check company organized as a corporation under the laws of the State of Delaware on April 15, 2005. On August 19, 2005, Stone successfully consummated an initial public offering of its equity securities from which it derived net proceeds of approximately $113,236,000. Stone's common stock, warrants to purchase common stock and units consisting of one share of common stock and two warrants to purchase common stock are listed on the Over-the-Counter Bulletin Board under the symbols "SCDE," "SCDEW" and "SCDEU," respectively. $110,854,000 of the net proceeds of the initial public offering was placed in a trust account and will be released to Stone upon consummation of the acquisition or upon the dissolution and liquidation of Stone in accordance with the Delaware General Corporation Law. Subsequent to its initial public offering, Stone's officers and directors commenced an active search for a prospective business combination. Other than its initial public offering and the pursuit of a business combination, Stone has not engaged in any business to date. If Stone does not consummate a business combination by the later of February 19, 2007, or August 19, 2007, in the event that a letter of intent, an agreement in principle or a definitive agreement to complete a business combination was executed but not consummated by August 19, 2007, then, pursuant to Article SIXTH of its certificate of incorporation, as amended, Stone's officers must take all actions necessary to dissolve and liquidate Stone in accordance with the Delaware General Corporation Law. As of                  , 2006, approximately $             , including interest, was held on deposit in the trust account.

KapStone Kraft is a Delaware corporation and a wholly-owned subsidiary of Stone formed solely for purposes of the acquisition.

KPB is the Kraft Papers Business, which is a division of IP and is comprised of IP's operations at Roanoke Rapids, North Carolina and Ride Rite® Converting in Fordyce, Arkansas. KPB's Roanoke Rapids facility is the leading producer of unbleached kraft paper in North America and also produces lightweight linerboard. Ride Rite® Converting manufactures inflatable dunnage bags which are used to secure freight during transport.

On July 19, 2005, IP publicly announced its plans to transform its business and performance. Following its initial public offering in August 2005, Stone's officers and directors contacted various principals and intermediaries such as investment banks, private equity firms and business brokers in order to generate ideas for a suitable business combination. On October 27, 2005, one of Stone's directors met with certain representatives of Banc of America Securities LLC to introduce them to Stone and seek their help in identifying a suitable target. An investment banker at Banc of America Securities is a personal friend of one of Stone's directors and arranged the meeting so that Stone could meet certain investment bankers specializing in the forest products industries at Banc of America Securities. During the meeting, Stone's strategy and goals were explained. During the discussion it was disclosed to Stone that Banc of America Securities had been selected to market the Kraft Papers Business of IP and that Banc of America Securities was in the process of preparing marketing materials. Stone's representatives expressed their interest in receiving the confidential information memorandum when it was available.

On November 21, 2005, Stone received a short information summary regarding KPB and a draft confidentiality agreement. After brief negotiations, the confidentiality agreement was executed by one of the Stone directors on behalf of Stone. Each of the Stone directors received a copy of the KPB confidential information memorandum on or around November 24, 2005. On November 29, 2005, Roger Stone and Matthew Kaplan met with representatives of Banc of America Securities where, among other things, they discussed Stone's possible interest in KPB.

On December 6, 2005, Stone's directors met, and after discussing the KPB confidential information memorandum, decided to submit a preliminary and non-binding indication of interest for KPB. On December 15, 2005, Stone submitted a written indication of interest with respect to its potential acquisition of KPB. Stone's indication of interest proposed a valuation range of $140,000,000 to $165,000,000 in cash for KPB on a cash-free/debt-free basis. Stone also requested that as part of any transaction IP terminate certain agreements not to compete that had previously been signed individually by our officers in favor of IP in connection with an unrelated transaction. In early January 2006, Roger Stone was informed by telephone that based on the indication of interest, Stone was invited to visit the Roanoke Rapids facility and meet with management. Members of Stone's board continued to analyze the KPB information and to evaluate additional market information.

On January 20, 2006, Stone's officers and directors were provided with access to an electronic "data room" containing detailed KPB information. On January 26 and 27, 2006, Stone's officers and directors visited KPB's facilities in Roanoke Rapids, North Carolina. During that visit, they met with several senior operating managers, members of IP corporate staff and representatives from Banc of America Securities. KPB management made a business presentation, conducted a tour of the facility, and were available to answer questions from the Stone directors and officers. Over the next several days, Stone was encouraged to submit a revised proposal.

Stone's directors reviewed the available information, and on February 15, 2006, Mr. Stone submitted a revised indication of interest. In the revised letter, Stone indicated it would consider a purchase price of $165,000,000, consisting of $90,000,000 in cash and $75,000,000 in the form of a subordinated note to IP for the assets of KPB. Stone further indicated it would consider additional payments of up to $60,000,000 contingent upon the profitability of KPB for the five calendar years 2006-2010. The letter also indicated flexibility on Stone's part with respect to the relative amount of cash and notes to be paid at closing, as well as willingness to assume the liabilities related to certain KPB industrial revenue bonds.

On February 22, 2006, Stone received an invitation to submit a final written proposal, to which Stone responded on February 24, declining to submit a further revised bid. Over the next several days, Stone and representatives from IP had several telephonic conversations, and Stone was asked to revise its indication to eliminate the subordinated note to IP as part of the consideration and instead provide a greater amount of cash at closing. After further review and discussion, Stone verbally informed IP that it would revise its indication to increase the cash consideration payable at closing from $90,000,000 to $155,000,000 and would eliminate the subordinated note. The amount and conditions of the contingent payments remained unchanged, thus reducing the total maximum cash consideration that could be payable to IP from $225,000,000 to $215,000,000. Within the ensuing few days, Stone received a draft purchase agreement and was notified that it was being invited to mark up the agreement and submit its best and final offer. Stone declined to mark up the purchase agreement or to further revise its offer. However, on March 6, 2006, Stone sent a short letter confirming the $155,000,000 all-cash indication to IP. Stone was informed that the board of directors of IP would meet on March 13, 2006 and make a decision with respect to the various indications for KPB.

On March 16, 2006, Stone was informed that IP had agreed to negotiate exclusively with Stone towards a definitive agreement along the terms proposed in Stone's indication letters. On March 17, 2006, Stone's board of directors met in Chicago and authorized its officers to negotiate exclusively with IP for the purchase of KPB, and to retain the professional services necessary to complete due diligence and documentation. On March 29, 2006, Stone and IP executed an exclusivity agreement, whereby Stone obtained the right to exclusively evaluate and negotiate a transaction with respect to KPB for a period of 60 days. Over the next several weeks, Stone personnel as well as its consultants and professional advisors, made several trips to Memphis, Tennessee, Roanoke Rapids, North Carolina and Fordyce, Arkansas in order to conduct due diligence. On May 30, 2006, while the parties were negotiating a definitive agreement, the exclusivity agreement was extended by mutual consent to June 20, 2006.

On June 23, 2006, Stone, KapStone Kraft and IP signed the definitive documents whereby Stone agreed to purchase KPB for $155,000,000 in cash (subject to certain working capital adjustments) and two separate contingent payments of up to $35,000,000 and of $25,000,000 based upon the EBITDA of KPB over the five years immediately following the acquisition.

Between March 16, 2006, when Stone and IP began exclusive negotiations and June 23, 2006 when a Purchase Agreement was signed, Stone and IP and their respective representatives engaged in extensive negotiations concerning the terms and language contained in the Purchase Agreement and ancillary agreements. In addition, Stone and its consultants and advisors were simultaneously conducting extensive due diligence through on-site meetings as well as meetings at Stone's offices in Northfield, Illinois. Some of the terms that were modified during these rounds of negotiations include the terms of the contingent payment and the nature and extent of liabilities that would be assumed by Stone in connection with the acquisition of the KPB business. More specifically, the negotiations consisted of setting forth in clear and unambiguous detail the terms and concepts that were covered in the various indications that had been made by Stone, including, reaching agreements on various representations and warranties from IP to Stone, various human resource matters, and information technology and administrative matters that would affect the KPB business after the acquisition. During this time, Stone selected LaSalle Bank N.A. as its senior lender and on June 23, 2006, LaSalle and Stone entered into a commitment letter with respect to a $95,000,000 credit facility to provide partial financing for the acquisition. The commitment expires on October 31, 2006.

On June 21, 2006, Stone's board of directors unanimously approved the terms of the acquisition and voted to authorize Stone to enter into the Purchase Agreement with IP. The Purchase Agreement was signed on June 23, 2006. On Monday, June 26, 2006, IP issued a press release and Stone filed a Current Report on Form 8-K announcing the execution of the Purchase Agreement and disclosing the terms of the Purchase Agreement.

Factors Considered by the Stone Board in Approving the Acquisition

In approving the acquisition, Stone's board of directors relied on financial and other information relating to KPB and the industry fundamentals, as well as independent evaluations performed by financial, legal and other consultants retained for such sole purpose in order to determine that the proposed acquisition transaction is in the best interest of Stone's stockholders and that the consideration to be paid to IP is reasonable.

Stone conducted a due diligence review of KPB that included an industry analysis, a review of KPB's existing business model, a valuation analysis and financial projections in order to enable Stone's board of directors to ascertain the reasonableness of the consideration. During its due diligence and negotiations with IP, Stone utilized the services of various expert professionals including, legal, accounting and financial advisors to supplement the significant experience of its officers and directors in performing the analyses and making the necessary determinations. Roger Stone and Matthew Kaplan, our Chief Executive Officer and President, respectively, each has over 25 years of industry experience in the paper, packaging, forest products and related industries. Mr. Stone had served as the Chief Executive Officer and Mr. Kaplan as a Vice President of Smurfit-Stone Container Corporation, one of the nation's largest paper and packaging companies, and were Chief Executive Officer and Senior Vice President, respectively, of Stone Container Corp. prior to its merger with Jefferson Smurfit Corporation. Subsequently, Messrs. Stone and Kaplan were the CEO and President, respectively, of Box USA Holdings, Inc., a company they acquired, ran and sold to IP. During the course of their careers, they have completed numerous strategic acquisitions in the paper, packaging, forest products and related industries and have extensive contacts and relationships within these industries. In addition, Messrs. Chapman, Furer and Rahman, Stone's remaining directors, each have significant backgrounds in investment banking, mergers and acquisitions and private equity transactions and were partners at a firm that was the principal private equity sponsor for Box USA Holdings, Inc.

Stone's board of directors concluded that the Purchase Agreement is in the best interests of Stone's stockholders.

Stone's board of directors considered a wide variety of factors in connection with its evaluation of the acquisition. In light of the complexity of those factors, the Stone board did not consider it practical to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of the Stone board may have given different weight to different factors.

Stone's board of directors considered the factors below, in addition to the Risk Factors described beginning on page 20 above, in reaching its conclusion to approve the acquisition and enter into the Purchase Agreement.

Attractive Valuation

KapStone Kraft is purchasing KPB at an attractive valuation by most standards of value, including, for example, EBITDA multiples and replacement cost. The cash payment at closing is 4.8 times KPB's EBITDA of $32.2 million for the fiscal year ended December 31, 2005. Stone's management believes that EBITDA is an appropriate measure for evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities, including among others, investments in the business and strategic acquisitions. In addition, it is customary for the industry to use EBITDA multiples as a means of evaluating and comparing potential acquisitions and divestitures.

The following presentation of EBITDA by reportable segment for the years ended December 31, 2005, 2004 and 2003, has been derived from KPB's historical financial statements included in this proxy statement:

	Year Ended December 31,
Segment
	2005	2004	2003
	(in millions)
Roanoke Rapids	$25.3	$5.9	$15.8
Ride Rite® Converting	6.9	6.1	5.6

Total EBITDA	$32.2	$12.0	$21.4

The following presentation reconciles EBITDA by segment to income from operations by segment for the years ended December 31, 2005, 2004 and 2003:

	Year Ended December 31,
	2005	2004	2003
	(in millions)
Roanoke Rapids
EBITDA	$25.3	$5.9	$15.8
Depreciation and amortization	(21.0)	(16.1)	(16.0)

Operating Income (loss)	$4.3	$(10.2)	$(0.2)

Ride Rite® Converting
EBITDA	$6.9	$6.1	$5.6
Depreciation and amortization	(0.3)	(0.3)	(0.3)

Operating income	$6.6	$5.8	$5.3

Stone's board of directors believes that recent acquisitions in the industry have occurred or been announced at significantly higher EBITDA multiples.

Stone's board of directors also considered that in the event Stone pays all of the contingent earn-out payment A of $35,000,000, but none of the contingent earn-out payment B, the purchase price paid would be no more than 5.0 times the average EBITDA for the five year period immediately following the acquisition. Further, in the event Stone pays all of the contingent earn-out payment A of $35,000,000 and contingent earn-out payment B of $25,000,000, the purchase price paid would be no more than 4.4 times the average EBITDA for the five year period immediately following the acquisition.

In addition, based on its extensive industry experience, Stone's management believes that it is purchasing Roanoke Rapids at a discount to its replacement cost.

Potential as Acquisition Platform

Stone's business strategy includes growth through possible future acquisitions. Stone's board of directors believes that KPB's steady cash flows, production capacity and longstanding customer relationships make it an excellent platform for future acquisitions. Stone further believes that by managing KPB as a standalone business, it may be able to eliminate some of the volatility in KPB's historical earnings that was the result of IP operating Roanoke Rapids as part of a large, integrated business operation, and making decisions that optimized enterprise-wide profitability and not necessarily KPB's profitability. The KPB acquisition will position Stone to take advantage of further consolidation in the kraft paper industry as well as enable it to pursue a wide range of downstream opportunities.

Leading Position in Market

An important criterion to Stone's board of directors was that KPB is the leading manufacturer of unbleached kraft paper in North America and enjoys a solid market and competitive position across many of the market segments in which it competes. KPB is also a leading converter of inflatable dunnage bags in North America.

Extensive Product Portfolio

KPB's extensive product portfolio was another important factor considered by Stone's board of directors. Roanoke Rapids currently produces a broad range of unbleached kraft paper products to meet the exacting standards and specifications of its customers who desire product qualities that include strength, durability, stiffness and porosity. KPB's unbleached kraft paper products meet these qualities at basis weights ranging from 35 lbs to 100 lbs per 3,000 square feet. In addition, Roanoke Rapids can produce lightweight linerboard at basis weights below 37 lbs per 1,000 square feet.

Ride Rite® Converting produces and sells over 230 varieties of inflatable dunnage bags. With paper 2-ply, 4-ply, 6-ply, 8-ply, as well as poly-woven and poly bags, available in numerous size offerings and with durability ranging from one pound per square inch ("psi") to ten psi, KPB offers its customers a broad variety of products to meet requirements to secure freight to minimize movement and potential damage of goods and products during transport.

Niche Regional Lightweight Linerboard Opportunity

Historically, Roanoke Rapids produced a balanced mix of both kraft paper and lightweight linerboard. During 2003 and 2004, Roanoke Rapids was repositioned to primarily produce kraft paper as part of an IP system-wide optimization plan. Stone's board of directors believes that implementation of a plan to address niche, regional lightweight linerboard demand, as well as to evaluate further product mix opportunities, provides significant opportunities for expanding facility capacity.

Financial Performance Characterized by Stable Customer Base

Because KPB's customers rely on it for consistent and high quality products and reliable supply, their customers tend to request long-term contracts as opposed to purchase orders. During 2005, over 66% of Roanoke Rapids production capacity was contracted. During 2005, approximately 39% of Ride Rite® Converting's capacity was contracted. Stone's board of directors considered customer stability as an important factor in its decision.

Ride Rite® Converting's Record of Growth and Potential for Future Growth

Over the past three years, Ride Rite® Converting has generated consistent growth with EBITDA increasing at a compound annual growth rate ("CAGR") of 10.6% by focusing on its core markets, including distributors, manufacturers and less-than-truckload carriers. Stone's board of directors believes an opportunity exists to further enhance growth by focusing national account efforts on the largely untapped retail regional distribution center market, where dunnage could significantly reduce the cost of goods damaged in transit between a regional distribution center and a retail location.

Well Invested Asset Base with Low Ongoing Maintenance Costs

Over the last five years, IP has made significant investments in KPB's production infrastructure. This capital has been invested to maintain the production plants, to produce the highest quality unbleached kraft paper, lightweight linerboard and dunnage products, to realize cost and energy reduction efficiencies and to ensure environmental and regulatory compliance. Stone's board of directors believes that the substantial capital expenditures made in the business during the 2002 to 2005 period will result in reduced ongoing maintenance costs for the next several years.

Reputation for Quality and Service

Roanoke Rapids has a reputation with its customers for producing consistently high quality unbleached kraft paper across a spectrum of paper grades. KPB's customers place a significant value on its papers' roll-to-roll consistency and high tensile strength, which maximizes converting efficiency and throughput. KPB has historically been recognized as a preferred supplier of lightweight linerboard to independent box converters.

Ride Rite® Converting introduced the inflatable paper dunnage bag in 1965. Since then, KPB has invested in extensive research to ensure that Ride Rite® Converting remains the dunnage system of choice. Ride Rite® Converting's inflatable dunnage bags are well regarded for their high quality, product strength, large size variety, reusability and efficient fill rate. In addition to delivering high quality products, Ride Rite® Converting provides value-added initial and follow-up training for its customers on effective product use.

Strong Relationships with Long-Term Customers

Roanoke Rapids' customers value stability and predictability of supply, as well as consistent quality and the ability of a kraft paper roll to run reliably through their own converting equipment. Based on KPB's commitment to consistent and high quality products, manufacturing excellence and service reliability, KPB enjoys longstanding relationships with its kraft paper customers, with some relationships dating back more than 50 years. Roanoke Rapids' customers include leading, world-class converters of kraft paper for production of multiwall sacks, rollwrap, lawn and leaf bags, dunnage, shinglewrap and grocery bags.

Ride Rite® Converting customers similarly value product quality and strength, supply reliability as well as technical support to train their staff on effective use of the dunnage product. Based on KPB's reputation for high quality products, service reliability and availability of value-added training, KPB enjoys longstanding relationships with its Ride Rite® Converting customers, including major North American distributors, less-than-truckload carriers, manufacturers and retail regional distribution centers.

The Experience of KPB's Management

Another important criteria to Stone's board of directors was its belief in the strength and experience of KPB's management team and its ability to develop strong customer relationships and operate the business on an efficient basis.

Termination of Management's Non-Competition Agreements

Roger Stone and Matthew Kaplan are parties to non-competition agreements with IP expiring in July 2007 that prohibit their participation or significant share ownership in any corrugated packaging and containerboard business. The corrugated containerboard business, which consists primarily of shipping boxes, comprises the largest segment of the packaging business. In connection with the acquisition, IP has agreed to terminate the non-competition agreements. The board of directors considered Stone's ability to pursue opportunities in this segment of the industry an important factor in its decision.

Stone's board of directors believes that each of the above factors strongly supported its determination and recommendation to approve the acquisition. Stone's board of directors did, however, consider the Risk Factors, among others, in its deliberations concerning the acquisition. See "Risk Factors" beginning on page 20.

Stone's board of directors, in determining to recommend the acquisition, concluded that these potentially negative factors were outweighed by the potential benefits of the acquisition, including the opportunity for Stone stockholders to share in KPB's future possible growth and anticipated profitability.

Satisfaction of 80% Test

It is a requirement that the target of Stone's initial business combination have a fair market value equal to at least 80% of Stone's net assets at the time of acquisition, inclusive of the amount in the trust account. Based on the financial analysis of KPB generally used to approve the transaction, Stone's board of directors determined that this requirement was met. The board determined that the consideration to be paid to IP, which amount was negotiated at arms-length, was fair to and in the best interests of Stone and its stockholders and appropriately reflects KPB's value. In reaching this conclusion Stone's board of directors considered the purchase price being paid at closing, as well as the contingent payments, as multiples of KPB's historical as well as projected EBITDA and how such multiples compared with other transactions that have recently been announced or completed. The Stone board of directors, based on their financial skills, knowledge of the industry and experience, which, includes, but is not limited to, acquiring and divesting similar businesses and facilities in the paper and packaging industries, determined that it was qualified to conclude that the acquisition of KPB satisfied the 80% net asset requirement.

Structure Following Completion of the Acquisition

Immediately following completion of the acquisition, KapStone Kraft will be a wholly-owned subsidiary of Stone holding all of the assets of KPB.

Directors and Executive Officers Following Completion of the Acquisition

If the acquisition is completed, the directors and executive officers of Stone will remain unchanged except for the addition of the following person as an executive officer:

Name	Age	Position
Tim Keneally	59	Vice President and General Manager

Appraisal or Dissenters Rights

No appraisal or dissenters rights are available under the Delaware General Corporation Law for the stockholders of Stone in connection with the acquisition proposal.

United States Federal Income Tax Consequences of the Acquisition

The following discusses the U.S. Federal income tax consequences of the acquisition of KPB by Stone. This discussion is based on the United States Internal Revenue Code of 1986, as amended. The statements set forth in this section as to tax consequences of the transaction to Stone common stockholders are those of Stone. Stone does not intend to obtain an opinion of counsel with respect to such matters. Accordingly, you should consult your personal tax advisor as to the tax consequences of the transaction.

Stone common stockholders who do not exercise their redemption rights will continue to hold their Stone common stock and as a result will not recognize any gain or loss from the acquisition.

Stone common stockholders who exercise their redemption rights will recognize gain or loss to the extent that the amount received by such common stock holders upon redemption is greater than or less than, respectively, such holder's tax basis in their shares. A holder's tax basis in the shares generally will equal the cost of the shares. A stockholder who purchased Stone's units will have to allocate the cost between the shares and the warrants of the units based on their fair market values at the time of the purchase. Assuming the shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term capital gain or loss if such holder's holding period in the shares is longer than one year.

Regulatory Matters

The acquisition and the transactions contemplated by the Purchase Agreement are not subject to any federal, state or provincial regulatory requirement or approval, except for the filing and delivery of this proxy statement in connection with the special meeting of stockholders of Stone under the Securities Exchange Act of 1934 as amended, and compliance under the Hart-Scott-Rodino Antitrust Improvements Act 1976, as amended.

Consequences if Acquisition Proposal is Not Approved

If the acquisition proposal is not approved by the stockholders, Stone will not acquire KPB and Stone will continue to seek other potential business combinations. If Stone does not consummate a business combination by the later of February 19, 2007, or August 19, 2007, in the event that a letter of intent, an agreement in principle or a definitive agreement to complete a business combination was executed but not consummated by February 19, 2007, then, pursuant to Article SIXTH of its certificate of incorporation, and in accordance with Section 281(b) of the Delaware General Corporation Law Stone will adopt a plan of dissolution, and as soon as reasonably possible after dissolution make liquidating distributions to our stockholders.

Required Vote

The affirmative vote in favor of the acquisition proposal by a majority of the IPO shares that are voted at the meeting is required to adopt the acquisition proposal. However, in accordance with its certificate of incorporation and the terms governing the trust account, Stone will not be able to complete the acquisition if the holders of 4,000,000 or more IPO shares, representing an amount equal to 20% or more of the total number of IPO shares, vote against the acquisition and demand that Stone redeem their shares for their pro rata portion of the trust account in which a substantial portion of the net proceeds of Stone's initial public offering are held.

Stone's officers and directors have agreed to vote their 5,000,000 shares of Stone common stock acquired prior to Stone's initial public offering, representing an aggregate of 20% of the outstanding shares of Stone common stock, in accordance with the vote of the majority of the IPO shares voted at the meeting with respect to the acquisition proposal. In addition, Stone's Chief Executive Officer intends to vote 500,000 shares of common stock acquired by him in Stone's initial public offering, representing 2% of the outstanding shares of Stone common stock, and 2.5% of the outstanding IPO shares, "FOR" the adoption of the acquisition proposal.

Adoption of the acquisition proposal is not conditioned upon the adoption of the name change amendment proposal, the Article SIXTH amendment proposal or the incentive plan proposal.

Recommendation

After careful consideration, the board of directors unanimously recommends that the stockholders vote "FOR" the acquisition proposal.

Interest of Stone Directors and Officers in the Acquisition

In considering the recommendation of the board of directors of Stone to vote for the proposal to adopt the acquisition, you should be aware that certain members of Stone's board, and their affiliates and associates, have agreements or arrangements that provide them with interests in the acquisition that differ from, or are in addition to, those of Stone stockholders generally. In particular:

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Stone's officers and directors, together with their affiliates and associates, were issued a total of 5,000,000 shares of Stone common stock prior to Stone's initial public offering, and one of Stone's directors purchased an additional 500,000 shares in the IPO. These shares, without taking into account any discount that may be associated with certain restrictions on these shares, collectively have a market value of approximately $                          based on Stone's share price of $    as of                              , 2006. The 5,000,000 shares acquired prior to Stone's initial public offering by these individuals cannot be sold until the first anniversary of the acquisition during which time the value of the shares may increase or decrease; however, such shares were acquired for $.005 per share, the holders are likely to benefit from the acquisition notwithstanding any decrease in the market price of the shares.

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Stone's officers and directors, together with their affiliates and associates, own a total of 3,500,000 of Stone's warrants which they acquired in the aftermarket following the IPO. These warrants, without taking into account any discount that may be associated with the restrictions on the transfer of such warrants, collectively have a market value of approximately $             based on Stone's warrant price of $    as of             , 2006. The warrants held by Stone's officers and directors and their affiliates and associates (as well as all other warrants) will expire worthless if the acquisition is not approved and Stone fails to consummate an alternative transaction within the time allotted pursuant to its certificate of incorporation.

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If the acquisition is not approved and Stone fails to consummate an alternative transaction within the time allotted pursuant to its certificate of incorporation and Stone is therefore required to liquidate, the shares of common stock beneficially owned by Stone's officers and directors and their affiliates and associates that were acquired prior to Stone's initial public offering may be worthless because no portion of the net proceeds of Stone's initial public offering that may be distributed upon liquidation of Stone will be allocated to such shares.

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After the completion of the acquisition, Roger Stone will continue to serve as Stone's Chief Executive Officer and as Chairman of the Stone board and Matthew Kaplan will continue to serve as Stone's President. It is expected that the directors will continue to serve on Stone's board of directors. Such individuals, will, following the acquisition, be compensated in such manner, and in such amounts, as Stone's board of directors may determine to be appropriate. No agreements or plans with respect to such compensation have been entered into, adopted or otherwise agreed upon by Stone.

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The consummation of the acquisition will terminate certain non-competition agreements between Messrs. Stone and Kaplan and IP that otherwise would not terminate until July 2007.

Stone's board of directors was aware of these agreements and arrangements during its deliberations on the merits of the acquisition and in determining to recommend to the stockholders of Stone that they vote for the adoption of the acquisition proposal.

THE KPB PURCHASE AGREEMENT

The following summary of certain material provisions of the Purchase Agreement is qualified by reference to the complete text of the Purchase Agreement, a copy of which is attached as Annex A to this document. All stockholders are encouraged to read the Purchase Agreement in its entirety for a more complete description of the terms and conditions of the acquisition.

Structure of the Acquisition

Upon completion of the acquisition, Stone's wholly-owned subsidiary, KapStone Kraft, will own substantially all of the assets of Roanoke Rapids and Ride Rite® Converting (except for certain excluded assets, including, among others, cash, tax credits and IP trademarks), representing the business of KPB, free and clear of any pre-existing debts or liens, other than certain permitted liens.

Purchase Price—Payment

The purchase price for the assets of KPB is $155,000,000 (subject to the working capital adjustment described below), plus two contingent earn-out payments; the first in an amount of up to $35,000,000 and the second in an amount of $25,000,000. The first contingent earn-out payment will be equal to 5.3 times the average annual EBITDA for KPB for the five year period immediately following the acquisition, less $165,000,000, provided that such payment may not exceed $35,000,000. The second contingent earn-out payment is generally payable only if the average annual EBITDA equals or exceeds $49,200,000 for the five year period immediately following the acquisition. EBITDA as calculated for earn-outs is subject to certain adjustments as described in the Purchase Agreement. The purchase price is payable in cash and subject to a working capital purchase price adjustment. However, the contingent payments, if any, are generally payable at the end of such five year period.

Assumed Liabilities

At the closing, Stone and KapStone Kraft will deliver to IP an instrument of assumption, whereby Stone and KapStone Kraft will solely and exclusively undertake, assume and agree to perform, pay, become liable for and discharge when due the following assumed liabilities on the closing date:

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Certain balance sheet liabilities;

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Executory obligations under assumed contracts;

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Certain product liability claims;

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Certain liabilities with respect to employees of KPB;

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Certain environmental liabilities; and

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All workers' compensation claims (i) based on injuries that occurred prior to the closing date and reported five years after the closing date, and (ii) in the case of long-term exposure claims that are reported within five years of the closing date, such liabilities will be allocated between KapStone Kraft and IP as described in the Purchase Agreement.

Excluded Liabilities

Stone and KapStone Kraft shall not assume or have any responsibility with respect to any obligation, commitment or liability of IP or its affiliates other than the assumed liabilities, including, without limitation, the following excluded liabilities:

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IP's transaction expenses;

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IP's taxes, other than KapStone Kraft's share of pro rated real property taxes, transfer taxes and personal property taxes;

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Certain liabilities relating to the operation of the business prior to closing;

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Certain employment-related liabilities;

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Certain environmental claims;

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Performance of obligations under the Purchase Agreement and other transaction documents;

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All workers' compensation claims reported on or prior to the closing date that are based on injuries that occurred before the closing date and that are reported within five years after the closing date, except that in the case of long-term exposure claims such liabilities will be allocated between KapStone Kraft and IP as described in the Purchase Agreement;

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Liabilities under excluded contracts;

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Related party obligations;

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Product liabilities associated with products produced prior to closing;

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Liabilities associated with certain excluded assets;

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Tax-exempt bonds; and

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Liabilities under any retention or similar agreement.

Working Capital—Purchase Price Adjustment

No later than two business days prior to the closing date, IP will deliver to Stone and KapStone Kraft the good faith estimated working capital of KPB as of the close of business on the closing date. At the closing of the acquisition, the target purchase price of $155,000,000 will be adjusted by either adding the amount by which the estimated closing working capital is greater than $42,637,709 or subtracting the amount by which the estimated closing working capital is less than $42,637,709. An unaudited statement of working capital shall be prepared by IP as of the close of business on the Closing Date, which shall be subject to review and dispute by the parties, until a final closing date statement is determined. To the extent the final determination of the closing working capital is greater or less than the estimated working capital at closing, the purchase price will be adjusted dollar-for-dollar, together with interest thereon, post-closing and will be paid by the appropriate party within 10 business days after the determination of the final closing date statement.

Closing of the Acquisition

The closing of the acquisition will take place on the last business day of the calendar month following the satisfaction or waiver of the conditions described below under "The KPB Purchase Agreement—Conditions to the Completion of the Acquisition," unless Stone and IP agree in writing to another date.

Representations and Warranties

The Purchase Agreement contains a number of representations and warranties that IP has made to Stone and KapStone Kraft as to itself and to KPB, and which Stone and KapStone Kraft have made to IP. The representations and warranties made by IP as to itself include representations regarding:

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organization and good standing; authority and enforceability of the Purchase Agreement and the ancillary transaction documents;

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absence of conflicts or violations under organizational documents, certain agreements and applicable laws;

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ownership of the assets of KPB;

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litigation; and

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brokerage commissions and finders' fees.

The representations and warranties made by IP as to KPB include representations regarding:

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accuracy of the information contained in the financial statements;

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accounts receivable; inventory; equipment and internal controls;

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absence of undisclosed liabilities;

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sufficiency of assets;

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clear title to assets, other than permitted exceptions and liens disclosed on the balance sheet as of March 31, 2006;

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absence of certain changes or events since March 31, 2006;

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taxes;

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contracts and commitments;

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intellectual property;

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litigation;

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employment and labor related agreements and actions;

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employee benefit plans;

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real property and leasehold interests;

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compliance with applicable laws and governmental permits;

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environmental and safety matters;

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product liability; and

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relationships with the 10 largest customers.

The representations and warranties made by Stone and KapStone Kraft as to themselves include representations regarding:

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organization and good standing;

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authority and enforceability of the Purchase Agreement and the ancillary transaction documents;

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absence of conflicts or violations under organizational documents, certain agreements and applicable laws;

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receipt of senior lender commitment letter;

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litigation;

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reliance on results of Stone's own due diligence with respect to KPB and IP's representations set forth in the Purchase Agreement in making the determination to proceed with the transaction;

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no implication that information included in the schedules, or dollar amounts specified in the representations and warranties is material;

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brokerage commissions and finders' fees; and

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absence of knowledge of any inaccuracies in or breach of any representation, warranty, covenant or agreement by IP in the Purchase Agreement.

Materiality and Material Adverse Effect

Several of the representations and warranties of IP are qualified by materiality or material adverse effect. For the purposes of the Purchase Agreement, a material adverse effect means with respect to IP, any change, event or effect that is materially adverse to KPB's business, taken as a whole, provided, however, that a material adverse effect shall not include any such change, event or effect to the extent arising from or relating primarily to the following:

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the United States or global economy or securities markets in general;

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the pending sale of KPB to KapStone Kraft or the announcement of the execution of the Purchase Agreement;

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the parties' express obligations under the Purchase Agreement; or

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the industry in which KPB operates; provided, that such change in the industry does not disproportionately affect KPB.

Interim Operations Relating to KPB

Under the Purchase Agreement, IP has agreed, prior to completion of the acquisition, not to take any action with respect to KPB's business other than in the ordinary course, on an arm's length basis and in accordance with all applicable legal requirements in all material respects and past custom and practice. In addition to this agreement regarding the conduct of the business generally, subject to specific exceptions, IP has agreed that it will not, directly or indirectly with respect to KPB:

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sell, pledge, dispose of or encumber any of the assets, other than sales of inventory in the ordinary course of business and consistent with past practice;

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engage in any activity which would materially accelerate the collection of its accounts receivable, delay the payment of its accounts payable, or reduce or otherwise restrict the amount of inventory on hand, in each case, other than in the ordinary course of the conduct of business and consistent with past practice;

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acquire any corporation, partnership, joint venture or other business organization or division or material assets thereof;

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except for (a) salary increases not to exceed 2% in the ordinary course of business consistent with past practices, (b) the payment of accrued bonuses in the ordinary course of business consistent with past practices and (c) payments made pursuant to existing commitments, grant any bonuses, salary increases, severance or termination pay;

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take any action designed to render any representation or warranty made by IP in the Purchase Agreement untrue at or at any time prior to closing;

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adopt or amend any employee benefit or welfare plan with respect to the full-time and part-time employees of KPB immediately prior to closing; or

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enter into or modify, or propose to enter into or modify, any agreement, arrangement or understanding with respect to any of the matters referred to in the foregoing bullet points.

Prior to the completion of the acquisition, IP has agreed with respect to KPB to:

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use commercially reasonable efforts to cause the insurance policies not to be canceled or terminated, and not to permit any of the coverage pursuant to any such policy to lapse;

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use its commercially reasonable efforts to (a) preserve intact the organization and goodwill of the KPB business, (b) keep available the services of its officers and employees as a group, and (c) maintain satisfactory relationships with its material suppliers and customers and other persons having material business relationships with it;

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upon reasonable request and subject to applicable legal requirements, confer with representatives of Stone regarding the KPB business;

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upon reasonable request, and subject to applicable legal requirements, arrange meetings with the customers of, and suppliers to, the KPB business;

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maintain the facilities and assets of the KPB business in the ordinary course of business consistent with past practice;

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notify Stone of (a) any material adverse change in the normal course of the KPB business; (b) any governmental or third party proceedings that could reasonably be expected to have a material adverse effect and (c) any findings of any executive, key employee or group of employees planning to terminate employment;

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cooperate reasonably with Stone and KapStone Kraft in connection with their respective efforts to fulfill the conditions to the consummation of the Purchase Agreement;

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cause all liens, other than permitted liens, with respect to the assets to be released;

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prior to the closing, or at such other time thereafter reasonably acceptable to KapStone Kraft, at its own expense, take each of the actions with respect to the remediation of certain recognized environmental conditions, set forth in a schedule to the Purchase Agreement, the results of each of such actions which will be reasonably acceptable to Stone;

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continue to fund and implement, at its own expense and on a timely basis, each of the capital projects referenced in the 2006 capital plan attached as a schedule to the Purchase Agreement and prior to closing spend an aggregate amount on such capital projects set forth in the Purchase Agreement, and if IP does not fund its pro rata portion of the capital projects for 2006 prior to closing, it shall as promptly as practicable after the closing, pay to KapStone Kraft the amount of such shortfall;

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not amend any collective bargaining agreements relating to the KPB business without the prior written consent of Stone;

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complete installation of software for the environmental system at Roanoke Rapids; and

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provide Stone and its representatives access to all records relating to KPB.

IP has agreed that immediately prior to the consummation of the Purchase Agreement, it will (i) cause KPB to cancel, settle or repay all intercompany liabilities owed to IP and its affiliates, and (ii) repay all accounts payable and all other liabilities and other obligations owed by IP or its affiliates to KPB as of the Closing Date.

Exclusivity

IP has agreed that it will not and will cause its affiliates, representatives and agents not to (i) solicit, initiate or encourage the submission of any proposal or offer from any person relating to the acquisition of KPB or any substantial portion of the assets, or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any person to do or seek to do any of the foregoing.

Stone Stockholders' Meeting

Stone agreed to hold a meeting of its stockholders for the purpose of adopting the acquisition proposal and to include in the proxy statement a recommendation from its board of directors that the holders of its common stock vote in favor of the acquisition proposal.

Access to Information; Confidentiality

IP will afford to Stone and its representatives access to KPB's assets and will make available to Stone and its representatives all books, papers and records relating to KPB, including, but not limited to, all books of account, material contracts and agreements, filings with any regulatory authority, independent auditor's work papers, plans affecting employees, and any other business activities or prospects related to KPB in which Stone and KapStone Kraft and its representatives may have a reasonable interest.

Stone has agreed to hold in confidence all information about KPB which is non-public, confidential or proprietary in nature, other than disclosures that are required by law.

Ancillary Agreements

The Purchase Agreement provides for the parties to enter into several ancillary agreements pursuant to which certain business arrangements with IP will continue. The following is a brief description of each of such agreements:

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A transition services agreement pursuant to which IP will provide operational support to KapStone Kraft for a period of 12 months, generally, subject to extension or early termination at Stone's option, with respect to certain services;

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Three unbleached rollwrap base paper supply agreements pursuant to which IP, or certain third parties applying coatings to the rollwrap for IP or its affiliates (including certain other businesses being divested by IP) will purchase certain rollwrap paper produced by KapStone Kraft;

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A supply agreement for crude tall oil and black liquor soap and a supply agreement for crude sulphate turpentine, pursuant to which KapStone Kraft will sell certain by-products to Arizona Chemical Company, one of IP's subsidiaries;

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Pulpwood supply agreements pursuant to which the purchaser of certain timberlands formerly owned by IP will supply certain pulpwood to KPB;

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A residual woodchip agreement with the IP's wood products business, pursuant to which it will sell residual woodchips to KapStone Kraft;

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A container supply agreement pursuant to which IP will supply certain containerboard and containers to KapStone Kraft;

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A joint purchasing agreement pursuant to which IP and KapStone Kraft and other participants will participate in a pooling arrangement for the procurement of certain commodities and services;

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A valve and chuck supply agreement, pursuant to which IP will arrange for the supply of certain parts used in the construction of the dunnage bags to KapStone Kraft;

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A dunnage bag supply agreement, pursuant to which KapStone Kraft will supply certain dunnage bags to IP;

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A sales solicitation agreement pursuant to which KapStone Kraft will earn a commission on its sale of bleached and claycoated kraft paper produced by IP;

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A proprietary rights license agreement, pursuant to which IP will license certain proprietary information to KapStone Kraft;

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A tax-exempt bond agreement;

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A patent license agreement pursuant to which IP will license a patent to KapStone Kraft;

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A trademark assignment agreement pursuant to which IP will assign its rights to certain trademarks to KapStone Kraft;

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A spare parts agreement pursuant to which IP will permit KapStone Kraft to purchase certain spare parts from time to time; and

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A linerboard supply agreement, pursuant to which KapStone Kraft will supply linerboard to IP.

Reasonable Efforts; Notification

Stone, KapStone Kraft and IP have agreed that they will use their commercially reasonable efforts to take all actions, and to do or cause to be done all things, which are necessary, proper or advisable to consummate, close and make effective as promptly as practicable, the transactions contemplated by the Purchase Agreement, including commercially reasonable efforts to obtain certain material consents from governmental entities and third parties.

IP will promptly deliver to Stone and KapStone Kraft in a supplemental schedule any information which existed, had occurred or was known on the date of signing the Purchase Agreement, that was required to be disclosed in a schedule to the Purchase Agreement, or would have been required to correct any inaccuracy in a schedule to the Purchase Agreement, whether or not material. IP's obligation to indemnify Stone and Buyer with respect to any losses arising out of information disclosed on the supplemental schedule depends on whether the loss exceeds $250,000 and whether the supplemental schedule was delivered to Stone and KapStone Kraft within ten business days after the closing, or after such ten day period.

Indemnification

IP has agreed to hold harmless Stone, KapStone Kraft and their respective affiliates, officers, directors, employees, agents, representatives and permitted successors and assigns against certain losses, suffered or sustained as a result of, in connection with, relating to or by virtue of (i) any misrepresentation or breach of any representation or warranty by IP in the Purchase Agreement or any schedule or closing certificate furnished by IP; provided that IP will not have any liability under this subsection unless and until the aggregate amount of all losses under this subsection (including, losses arising out of assumed environmental liabilities) exceeds $1,000,000, in which event recovery will be limited to the aggregate amount of such losses in excess of the $1,000,000 with a cap not to exceed $15,000,000; (ii) any nonfulfillment or breach of any covenant or agreement of IP; (iii) any liability in connection with the consummation of the transactions to any prospective buyer with whom IP or any of its agents have had discussions regarding the disposition of KPB; (iv) any excluded liability or excluded asset; (v) any failure to comply with "bulk sales" laws applicable to the transactions; or (vi) any claim, action, suit or proceeding relating to any of the foregoing. The $1,000,000 threshold amount and $15,000,000 cap do not apply with respect to breaches by IP of representations relating to IP's organization, the due authorization and approval of the Purchase Agreement and title to assets.

IP has also agreed to indemnify Stone, KapStone Kraft and their respective affiliates, officers, directors, employees, agents, representatives and permitted successors and assigns against losses as a result of certain tax matters, including unpaid taxes attributable to tax periods prior to the closing of the acquisition and environmental liabilities that have been assumed by Stone and KapStone Kraft. The overall indemnification by IP for certain losses includes losses resulting from assumed environmental liabilities, subject to a $1,000,000 threshold and a cap of $15,000,000. IP's indemnification for assumed environmental liabilities will survive for three years after the closing of the acquisition. However, with respect to environmental claims, the cap described above will be reduced by $1,800,000 every six months during the three year survival period.

The representations and warranties of IP will survive the closing for a period of two years, except that IP's representations with respect to (i) environmental matters will survive for three years; (ii) due authorization approval of the Purchase Agreement and title to the assets of KPB will survive indefinitely; and (iii) certain tax matters will survive for the applicable statute of limitations. Certain other representations and warranties by IP with respect to the condition of the assets of KPB, the condition of buildings and structures or owned and leased land will survive for a shorter period.

Each of Stone and KapStone Kraft have agreed to hold harmless IP and its affiliates, officers, directors, employees, agents, representatives and permitted successors and assigns against any loss suffered or sustained as a result of, in connection with, relating to or by virtue of (i) any misrepresentation or breach of any representation or warranty, by Stone or KapStone Kraft in the Purchase Agreement or any schedule or closing certificate furnished by Stone or KapStone Kraft; (ii) any nonfulfillment or breach of any covenant or agreement of Stone or KapStone Kraft set forth in the Agreement; (iii) any assumed liability; or (iv) any claim, action, suit or proceeding relating to any of the foregoing.

Fees and Expenses

Each of IP on the one hand, and Stone and KapStone Kraft, on the other, are responsible for their own fees and expenses (including, without limitation, legal and accounting fees and expenses) in connection with the Purchase Agreement and the transactions contemplated thereby.

Public Announcements

Stone and IP have agreed that neither will make any public announcements concerning the transactions provided for in the Purchase Agreement without the prior approval of the other party as to the timing and content of such announcement (which approval may not be unreasonably withheld or delayed), except to the extent advisable under applicable law or rules and regulations of, or an agreement required by or advisable under applicable law or rules and regulations of, or an agreement with, any stock exchange or trading system. If a public announcement is required by or advisable under applicable law or stock exchange regulation, Stone or IP will, to the extent practicable, provide the other party with reasonable advance notice of, and an opportunity to comment on such public announcement prior to release.

Conditions to the Completion of the Acquisition

Each of Stone's, KapStone Kraft's and IP's obligations to effect the acquisition is subject to the satisfaction or waiver of the following specified conditions before completion of the acquisition:

Conditions to Stone's obligations

The obligations of Stone and KapStone Kraft to effect the acquisition are subject to the following conditions, which may be waived only in a writing executed by Stone:

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The representations and warranties of IP that are qualified as to materiality or material adverse effect must be true and correct as of the closing date and those not qualified as to materiality or material adverse effect must be true and correct in all material respects, as of the closing date, except that representations and warranties that address matters as of another date, must be true and correct as of such other date;

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IP must have performed and observed in all material respects all covenants and obligations required to be performed or observed by it prior to closing pursuant to the Purchase Agreement and related documents;

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The consummation of the transactions must not be prohibited by any legal requirement or subject Stone or KapStone Kraft or any of their affiliates, KPB or any of the KPB assets to any material penalty or liability arising under any legal requirement or imposed by any governmental authority that is not otherwise disclosed in the Purchase Agreement or in any schedule to the Purchase Agreement;

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There must be no judgment, order, decree, stipulation, injunction or charge existing before any governmental authority in each case which could reasonably be expected to prevent or prohibit consummation of any transactions pursuant to the transaction documents, cause any such transaction to be rescinded following such consummation or materially and adversely affect KapStone Kraft's right to acquire the KPB assets or conduct the business or Stone's, KapStone Kraft's or IP's performance of their respective obligations pursuant to the transaction documents; no action, suit or proceeding shall be pending that a reasonable person knowledgeable in such matters would conclude could have a high likelihood of having any such effect;

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All material filings, notices, licenses, consents, authorizations, accreditation, waivers, approvals and the like of, to, or with any governmental authority or any other person that are required to be obtained by IP will have been made or obtained, and all applicable waiting periods under antitrust or trade regulation laws and regulations, including, without limitation, under the HSR Act, will have expired or been terminated;

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Stone's stockholders must have approved the transaction with holders of less than 20% of the IPO shares exercising their redemption rights;

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All liens, except for permitted exceptions, with respect to the KPB assets must be released and terminated, or insured by the title company;

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IP's auditor shall have given its consent to Stone to use IP's audited financial statements with respect to KPB in Stone's proxy statement;

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KapStone Kraft must have obtained the debt financing referenced in the commitment letter from LaSalle Bank, N.A. with respect to a $95,000,000 senior secured credit facility to be used by KapStone Kraft to fund a portion of the purchase price of the acquisition;

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IP must have entered into an amendment to Tim Keneally's Confidentiality and Non-Competition Agreement; and

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IP must deliver all closing documents; and take all corporate actions required to be taken to effect the sale of KPB.

Conditions to IP's obligations

The obligation of IP to effect the acquisition is further subject to the following conditions, which may be waived only in a writing executed by IP:

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The representations and warranties of Stone and KapStone Kraft that are qualified as to materiality or material adverse effect must be true and correct as of the closing date, and those not qualified as to materiality or material adverse effect must be true and correct in all material respects, as of the closing date, except that representations and warranties that address matters as of another date, must be true and correct as of such other date;

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Each of Stone and KapStone Kraft must have performed in all material respects all covenants or obligations required to be performed by each pursuant to the Purchase Agreement and related documents prior to the closing date;

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The consummation of the transactions will not be prohibited by any legal requirement or subject IP to any material penalty or liability arising under any legal requirement or imposed by any governmental authority that is not otherwise disclosed in the Purchase Agreement or in any schedule to the Purchase Agreement;

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All material filings, notices, licenses, consents, authorizations, accreditation, waivers, approvals and the like of, to or with any governmental authority or any other person that are required for the consummation of the transactions will have been made or obtained, and all waiting periods applicable to the transactions under applicable antitrust or trade regulation laws and regulations, including, without limitation, under the HSR Act, shall have expired or been terminated;

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There must be no judgment, order, decree, stipulation injunction or charge existing before any governmental authority in each case which could reasonably be expected to prevent or prohibit the consummation of any transactions pursuant to the transaction documents, cause any such transaction to be rescinded following such consummation or materially and adversely affect KapStone Kraft's right to acquire the KPB assets or conduct the business, or Stone's or KapStone Kraft's or IP's performance of their obligations pursuant to the transaction documents; no action, suit or proceeding shall be pending that a reasonable person knowledgeable in such matters would conclude could have a high likelihood of having any such effect; and

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Stone and KapStone Kraft must have delivered all closing documents and taken all corporate actions required to be taken to purchase the KPB assets.

Certain Covenants with Respect to Employees and Benefits

KapStone Kraft has agreed to undertake certain obligations with respect to the KPB employees who continue to work for KapStone Kraft after the closing, including, without limitation:

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Offering employment to all KPB employees, other than any person who has previously indicated to Stone that they do not want to relocate from the Memphis, TN executive office, at the same base rate of pay;

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Providing credits to KPB employees who participated in certain of IP's employee benefit plans and fringe benefit programs for service (for purposes of eligibility and vesting), co-payments and deductibles, and a waiver of certain pre-existing conditions and waiting period limitations in connection with the benefit plans to be provided by KapStone Kraft after the closing;

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Providing certain agreed upon benefits to KPB employees, that are not members of the union, for a period 12 months after the closing; provided, that Stone is not obligated to provide any particular plan or benefit that was provided by IP prior to the closing, and Stone is not required to establish a defined benefit pension plan;

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Establishing a 401(k) plan;

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Making severance payments to any KPB employee who accepts KapStone Kraft's offer of employment and participated in the IP severance plan, if such employee is discharged by KapStone Kraft within 12 months of the closing for any reason other than for cause;

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Assuming IP's obligations under the collective bargaining agreements; and

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Indemnifying IP for any losses and other liabilities arising out of all salaries, commissions and vacation entitlements, accrued but unpaid as of the closing and assumed by KapStone Kraft under the terms of the Purchase Agreement, and certain liabilities expressly assumed by KapStone Kraft with respect to the KPB employees.

IP has agreed that with respect to the KPB employees, it will remain responsible for:

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Certain health and welfare and disability claims that were incurred prior to the closing of the acquisition;

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All benefits payable to KPB employees who were determined to be totally and permanently disabled as of the close of business immediately prior to the closing date, and all worker compensation claims not assumed by Stone;

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Providing retiree life insurance and health benefits to any KPB employee who was eligible for such benefits as of the close of business immediately prior to the closing date; and

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Except as expressly set forth in the Purchase Agreement, paying or providing for the payment of all employment-related obligations, commitments and liabilities of IP that are excluded liabilities retained by IP under the Purchase Agreement, relating to the operation of the KPB business prior to closing.

No Claim Against Trust Fund

IP acknowledges that, if Stone does not complete a business combination by August 15, 2007, Stone will be obligated to return to its stockholders the amounts being held in its trust fund. Accordingly, except for any claim relating to fraud, IP has waived all rights against Stone to collect from Stone's trust fund any monies that may be owed to IP by Stone for any reason whatsoever, including but not limited to a breach of the Purchase Agreement by Stone or any negotiations, agreements or understandings with Stone (other than as a result of the consummation of the transaction, pursuant to which IP would have the right to collect the monies in Stone's trust fund), and will not seek recourse against Stone's trust fund for any reason whatsoever.

Financing

Stone and KapStone Kraft will use their reasonable commercial efforts to take actions necessary to (i) maintain in effect the acquisition financing and the commitment letter from LaSalle; (ii) enter into definitive financing agreements with respect to the acquisition financing; and (iii) consummate the acquisition financing prior to the closing. In the event that the terms of the commitment letter are due to expire within 45 days, Stone and KapStone Kraft will use their commercially reasonable efforts to extend the terms for an additional 30 days unless this proxy statement has already been mailed to Stone's shareholders and Stone and IP agree that the closing is most likely to occur prior to the expiration of the commitment letter.

If the acquisition financing or the commitment letter (or any definitive financing agreement relating thereto) expires or is terminated prior to the closing, in whole or in part, for any reason, Stone and KapStone Kraft shall (i) promptly notify IP of such expiration or termination and the reasons therefor; and (ii) use commercially reasonable efforts to arrange for alternative financing on substantially the same terms as set forth in the existing commitment letter in an amount sufficient to consummate the transactions contemplated by the transaction documents.

Subject to certain conditions set forth in the Purchase Agreement, Stone has agreed to contribute from Stone's trust fund as part of the purchase price the amount of equity Stone committed to contribute for such purposes in the commitment letter. Subject to certain conditions set forth in the Purchase Agreement, to the extent that amounts are available in the trust fund after satisfaction of the redemption rights of investors and satisfaction of the fees and expenses of Stone and KapStone Kraft, in the event that the acquisition financing is reduced below the amounts set forth in the commitment letter, Stone shall increase the amount to be funded from the trust fund, taking into consideration the redemption right of investors and such fees and expenses.

IP Non-Compete

For a period of three years from the closing date, IP will not, and will not permit its affiliates to:

•
engage in the manufacture, marketing or sale of unbleached kraft paper and inflatable dunnage products;

•
induce or attempt to solicit or induce any customer, supplier or licensee of KPB to cease doing business with KPB, or interfere with any customer or business relationship with KPB; or

•
solicit, hire, retain or attempt to solicit, hire, retain or attempt to encourage any KPB employees to leave their employment, unless their employment is terminated by KapStone Kraft.

Termination

The Purchase Agreement may be terminated at any time prior to the closing of the acquisition, as follows:

•
by mutual consent of Stone and IP;

•
by Stone or IP if the acquisition proposal is not approved by the required vote of Stone's stockholders or if holders of 20% or more of the IPO shares exercise their redemption rights;

•
by Stone or IP if the other party has breached any of its material covenants, or if any representations or warranties are false or misleading in any material respect, provided that such termination cannot be the result of any breach of any covenant, representation or warranty of the terminating party, and provided further that each party shall have ten business days to cure any such breach after notice;

•
by Stone or IP if any governmental authority takes any action to permanently restrain, enjoin or prohibit the acquisition and such action becomes final and nonappealable; and

•
by Stone or IP if the closing has not occurred by December 31, 2006, provided that the right to terminate shall not be available to any party whose breach of the Purchase Agreement caused or resulted in the delay of the closing.

Effect of Termination

In the event of termination by either IP or Stone, all further obligations and rights of the parties under the Purchase Agreement will terminate, with each party responsible for its own costs and expenses except that, in the event that the Purchase Agreement is terminated pursuant to the third or fifth bullet point above, a party will remain liable for any breach of the Purchase Agreement that occurred prior to the date of termination.

Governing Law

The Purchase Agreement is governed by the laws of the State of New York.

Assignment

The Purchase Agreement may not be assigned by any party without prior written consent of the counterparty.

Amendment

No waiver, amendment, modification or supplement of the Purchase Agreement will be binding upon IP, Stone or KapStone Kraft unless such waiver, amendment, modification or supplement is set forth in writing and is executed by the parties.

Further Assurances

Each of Stone and IP agree that it will, and will cause its affiliates to, execute all documents and take any other action which is reasonably requested by a party to execute or take to further effectuate the transactions contemplated by the Purchase Agreement.

ACQUISITION FINANCING

Stone has received a commitment letter from LaSalle Bank, N.A. with respect to a $95,000,000 senior secured credit facility to be used by Stone at the closing of the acquisition to fund a portion of the purchase price of the acquisition and thereafter to provide working capital for KPB. This senior secured credit facility is to be comprised of a $35,000,000 senior secured revolving credit facility and a $60,000,000 senior secured term loan. The material terms of the commitment for the senior secured credit facility are as follows:

•
Each of the revolving credit facility and term loan will have a maturity date of five years from the closing date of the acquisition;

•
The credit facilities will be secured by a first priority security interest in substantially all existing and after acquired real and personal assets of KapStone Kraft, and all products and proceeds of the assets;

•
At KapStone Kraft's option, the credit facility will bear interest at a rate per annum equal to either (1) the "Base Rate" (which is the higher of (a) the rate publicly announced from time to time by the Administrative Agent as its "prime rate" and (b) the Federal Funds Rate plus 0.5% per annum), plus a Base Rate Margin (as defined below) or (2) LIBOR, plus the LIBOR Margin as defined below. The Base Rate Margin will be 0% with respect to the revolving credit facility and 0.25% with respect to the term loan, subject to upward or downward adjustment after December 31, 2006 based upon the total leverage ratio of KapStone Kraft at the end of each fiscal quarter. The LIBOR Margin will be 1.50% with respect to the revolving credit facility and 1.75% with respect to the term loan, subject to upward or downward adjustment after December 31, 2006 based upon the total leverage ratio of KapStone Kraft at the end of each fiscal quarter;

•
Availability for borrowing under the senior secured revolving credit facility will be based on a specified percentage of advance rates on eligible accounts receivable and eligible inventory;

•
KapStone Kraft must make mandatory redemption payments of the term loan commencing on the date that is the last day of the third month after the closing of the acquisition, and every three months thereafter. Mandatory prepayments of the facilities must also be made upon the occurrence of certain events, such as the issuance of debt and equity securities (subject to certain exceptions), the sale or disposition of assets, or excess cash flow; and

•
The commitment letter expires on October 31, 2006.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet combines the historical unaudited balance sheets of Stone and KPB as of March 31, 2006, giving effect to the transactions described in the Purchase Agreement (with purchase accounting applied to the acquired KPB business and related financing) as if they had occurred on March 31, 2006.

The following unaudited pro forma condensed consolidated statements of income combine (i) the historical statements of income of Stone and KPB for the three month period ended March 31, 2006, and (ii) the historical statements of income of Stone for the period from April 15, 2005 (Date of Inception) to December 31, 2005, and KPB for the year ended December 31, 2005, giving effect to the transactions described in the Purchase Agreement (with purchase accounting applied to the acquired KPB business and related financing) as if they had occurred on January 1, 2005.

The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the transaction, are factually supportable and, in the case of the pro forma income statements, have a recurring impact.

The purchase price allocation has not been finalized and is subject to change based upon recording of actual transaction costs, finalization of working capital adjustments, and completion of appraisals of tangible and intangible assets of the acquired KPB business.

The unaudited pro forma condensed consolidated balance sheet at March 31, 2006 and unaudited pro forma condensed consolidated statement of income for the three month period ended March 31, 2006 and the year ended December 31, 2005 have been prepared using two different levels of approval of the transaction by the Stone stockholders, as follows:

•
Assuming No Redemption: This presentation assumes that none of the Stone stockholders exercise their redemption rights; and

•
Assuming Maximum Redemption: This presentation assumes that 19.9% of the Stone stockholders exercise their redemption rights.

Stone is providing this information to aid you in your analysis of the financial aspects of the transaction. The unaudited pro forma condensed consolidated financial statements described above should be read in conjunction with the historical financial statements of Stone and KPB and the related notes thereto included elsewhere in this proxy. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the transaction taken place on the dates noted, or the future financial position or operating results of the combined company.

Unaudited Pro Forma Condensed Consolidated Balance Sheet
At March 31, 2006
(amounts in thousands except share data)

	Stone	KPB	Pro Forma Adjustments (assuming no redemption)			Pro Forma (assuming no redemption)	Pro Forma Adjustments (assuming maximum redemption)		Pro Forma (assuming maximum redemption)
Assets
Current assets:
Cash	$2,614	$1	$112,575 (151,311 (1 65,000 (1,200 (855	) ) ) )	A B B C D E	$26,823	$(22,505)	G	$4,318
Cash and investments, held in trust	112,575		(112,575)		A
Accounts receivable, net		29,287				29,287			29,287
Accounts receivable from International Paper Company, net		2,137	(2,137)		B
Inventories, net		21,603	1,306		B	22,909			22,909
Prepaid expenses	77	991	(514)		B	554			554

Total current assets	115,266	54,019	(89,712)			79,573	(22,505)		57,068
Plant, property and equipment, net		209,056	(96,000)		B	113,056			113,056
Other assets		4,123	855		E	4,978			4,978
Goodwill			933		B	933			933
Deferred income taxes	127		1,620		B	1,747			1,747

Total assets	$115,393	$267,198	$(182,304)			$200,287	$(22,505)		$177,782

Liabilities and Stockholders' Equity
Current Liabilities:
Revolver	$—	$—	$5,000		C	$5,000	$—		$5,000
Accounts payable		8,712				8,712			8,712
Accrued expenses	614	8,740	(2,233)		B	7,121			7,121
Deferred income taxes	9					9			9
Current portion long-term debt			7,500		C	7,500			7,500

Total current liabilities	623	17,452	10,267			28,342			28,342
Long term debt		24,641	(24,641 52,500)		B C	52,500			52,500
Asset retirement obligations		1,775				1,775			1,775
Pension liability			4,100		B	4,100			4,100
Common stock, subject to possible redemption—3,998,000 shares	22,160		(22,160)		F
Deferred interest attributable to common stock subject to possible redemption (net of taxes of $178)	345		(345)		F
Stockholders' equity:
Preferred stock—$.0001 par value; 1,000,000 shares authorized; 0 shares issued and outstanding
Common stock—$.0001 par value, 175,000,000 shares authorized; 25,000,000 shares issued and outstanding (including 3,998,000 shares of common stock subject to possible redemption)	2					2			2
Additional paid-in capital	91,099		20,960		D,F	112,059	(22,160)	G	89,899
Income accumulated during the development stage	1,164		(1,164)		H
Divisional control account		223,330	(223,330)		H
Retained earnings			1,164 345		H F	1,509	(345)	G	1,164

Total stockholders' equity	92,265	223,330	(202,025)			113,570	(22,505)		91,065

Total liabilities and stockholders' equity	$115,393	$267,198	$(182,304)			$200,287	$(22,505)		$177,782

Please see notes to unaudited pro forma financial statements.

Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Three Months Ended March 31, 2006
(amounts in thousands except share data and per share data)

	Stone	KPB	Pro Forma Adjustments (assuming no redemption)		Pro Forma (assuming no redemption)		Pro Forma Adjustments (assuming maximum redemption)		Pro Forma (assuming maximum redemption)
Net Sales	$—	$64,012	$—		$64,012		$—		$64,012
Cost and expenses:
Cost of sales (exclusive of depreciation and amortization)		40,503			40,503				40,503
Distribution expenses		5,770			5,770				5,770
Depreciation and amortization		4,731	(2,899)	J	1,832				1,832
Selling, general, and administrative expenses	154	6,275	577	K	7,006				7,006

Operating expenses	154	57,279	(2,323)		55,110				55,110
Operating income (loss)	(154)	6,733	2,323		8,902				8,902
Other income (expense):
Bank interest	27		517	L	544		(258)	O	286
Interest income on cash and investments subject to possible redemption	1,180		(1,180)	L
Interest expense		(334)	334 (1,014)	M E	(1,014)				(1,014)

Total other income (expense)	1,207	(334)	(1,344)		(471)		(258)		(728)
Income before provision for income taxes:	1,053	6,399	979		8,431		(258)		8,173
Total provision for income taxes	361	2,473	387	N	3,221		(102)	N	3,119

Net income	692	3,926	592		5,210		(156)		5,054
Interest income, net of taxes, attributable to common stock subject to possible redemption	(156)		156	F

Net income allocable to holders of non-redeemable common stock	$536	$3,926	$748		$5,210		$(156)		$5,054

Earnings per share:
Basic	$0.03				$0.21				$0.24

Diluted	$0.02				$0.18				$0.20

Weighted-average number of shares outstanding:
Basic	25,000,000				25,000,000	P			21,002,000	P

Diluted	28,768,116				28,768,116	P			24,770,116	P

Earnings per share exclusive of interest and shares subject to possible redemption:
Basic	$0.03

Diluted	$0.02

Weighted-average number of shares outstanding exclusive of shares subject to possible redemption:
Basic	21,002,000

Diluted	24,770,116

Please see notes to unaudited pro forma financial statements.

Unaudited Pro Forma Condensed Consolidated Statement of Income
Twelve Months Ended December 31, 2005
(amounts in thousands except share data and per share data)

	Stone	KPB	Pro Forma Adjustments (assuming no redemption)		Pro Forma (assuming no redemption)		Pro Forma Adjustments (assuming maximum redemption)		Pro Forma (assuming maximum redemption)
Net Sales	$—	$223,404	$1,022	I	$224,426		$—		$224,426
Cost and expenses:
Cost of sales (exclusive of depreciation and amortization)		148,481			148,481				148,481
Distribution expenses		19,996			19,996				19,996
Depreciation and amortization		21,285	(14,002)	J	7,283				7,283
Selling, general, and administrative expenses	221	22,732	2,710	K	25,663				25,663

Operating expenses	221	212,494	(11,292)		201,423				201,423
Operating income (loss)	(221)	10,910	12,314		23,003				23,003
Other income (expense):
Bank interest	24		1,872	L	1,896		(1,014)	O	882
Interest income on cash and investments subject to possible redemption	1,436		(1,436)	L
Interest expense		(1,353)	1,353	M	(4,370)				(4,370)
			(4,370)	E

Total other income (expense)	1,460	(1,353)	(2,581)		(2,473)		(1,014)		(3,487)
Income before provision for income taxes:	1,239	9,557	9,734		20,530		(1,014)		19,516
Total provision for income taxes	421	3,693	3,845	N	7,959		(400)	N	7,559

Net income	818	5,864	5,889		12,571		(613)		11,957
Interest income, net of taxes, attributable to common stock subject to possible redemption	(189)		189	F

Net income allocable to holders of non-redeemable common stock	$628	$5,864	$6,078		$12,571		$(613)		$11,957

Earnings per share:
Basic	$0.05				$0.50				$0.57

Diluted	$0.05				0.46				$0.51

Weighted-average number of shares outstanding:
Basic	15,307,692				25,000,000	P			21,002,000	P

Diluted	16,547,715				27,406,015	P			23,408,015	P

Earnings per share exclusive of interest and shares subject to possible redemption:
Basic	$0.05

Diluted	$0.04

Weighted-average number of shares outstanding exclusive of shares subject to possible redemption:
Basic	13,247,185

Diluted	14,487,208

Please see notes to unaudited pro forma financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(amounts in thousands except share data and per share data)

Descriptions of the adjustments included in the unaudited pro forma balance sheet and statements of income are as follows:

(A) To record the reclassification of funds held in trust by Stone.

(B) To record the payment of $155,000 purchase price for the purchase of KPB, the estimated working capital adjustment of $6,489, the accrual of $2,800 of costs related to the transaction, and the allocation of the purchase price to the assets acquired and liabilities assumed as follows:

Calculation of Allocable Purchase Price:
Cash	$155,000
Working capital adjustment	(6,489)
Allocable transaction costs	2,800

Total allocable purchase price	$151,311

Estimated allocation of purchase price*:
Accounts receivable, net	$29,287
Inventories	22,909
PP&E	113,056
Other assets	4,600
Goodwill	933
Deferred income taxes	1,620
Accounts payable	(8,712)
Accrued expenses	(6,507)
Pension liability	(4,100)
Asset retirement obligation	(1,775)

KPB net assets acquired	$151,311

* The purchase price allocation has not been finalized and is subject to change upon recording of actual transaction costs, finalization of working capital adjustments, and completion of appraisals of tangible and intangible assets.

	KPB	Adjustments		Adjusted KPB
Assets
Current assets:
Cash	$1	$(1)	(i)	$—
Accounts receivable, net	29,287	—	(ii)	29,287
Accounts receivable from International Paper Company, net	2,137	(2,137)	(i)	—
Inventories, net	21,603	1,306	(iii)	22,909
Prepaid expenses	991	(514)	(i)	477

Total current assets	54,019	(1,346)		52,673
Plant, property and equipment, net	209,056	(96,000)	(iv)	113,056
Goodwill		933	(v)	933
Deferred income taxes		1,620	(vi)	1,620
Other assets	4,123			4,123

Total assets	$267,198	$(94,793)		$172,405

Liabilities and equity
Current liabilities:
Accounts payable	$8,712		(ii)	$8,712
Accrued expenses	8,740	$(2,233)	(i)	6,507

Total current liabilities	17,452	(2,233)		15,219
Long term debt	24,641	(24,641)	(i)	—
Asset retirement obligation	1,775		(ii)	1,775
Pension liability		4,100	(vi)	4,100

Total liabilities	43,868	(22,774)		21,094
Control account	223,330	(72,019)		151,311

Total liabilities and equity	$267,198	$(94,793)		$172,405

  (i)
  Adjust for KPB assets and liabilities not acquired or assumed.

  (ii)
  Recorded at book value carried on KPB's books, which is estimated by Stone management to approximate fair value.

  (iii)
  Adjusted to estimated selling price, less the cost to sell.

  (iv)
  Adjusted to estimated fair market value based on KPB's book value at March 31, 2006 less IP's impairment charge of $103 million plus the add-back for IP's estimated cost to sell.

  (v)
  Excess purchase price over the estimated fair value of the net assets of KPB acquired.

  (vi)
  Adjust for pension liabilities assumed and related deferred income taxes

(C) To record the receipt of $65,000 of bank loans, consisting of $12,500 of current liabilities ($5,000 borrowed against $35,000 revolver and $7,500 current portion of $60,000 term loan), and $52,500 long-term portion of $60,000 term loan.

(D) To record additional investment banking fees ($1,200) related to Stone share issuance directly attributable to the transaction.

(E) To record interest and bank fee amortization expense and deferred financing costs on the $60,000 term loan and the $35,000 revolving credit facility. For the revolving credit facility, it is assumed that $5,000 would be the average balance outstanding for the both the year ended December 31, 2005 and the three months ended March 31, 2006. The term loan principal was reduced from $60,000 to $52,500 after the first six months due to a scheduled repayment of $7,500. Interest expense recorded for the year ended December 31, 2005 was charged at an average rate of 6.60% per annum (amounting to $4,042 per year). For the year ended December 31, 2005, amortization of deferred financing costs was $328. Interest expense recorded for the three months ended March 31, 2006, was charged at an average rate of 6.60% (amounting to $931). For the three months ended March 31, 2006, amortization of deferred financing costs was $83. The March 31, 2006 pro forma balance sheet reflects $855 of deferred financing costs.

(F) Assuming no redemption, reclassify common stock subject to redemption to permanent equity ($22,160) and to record related deferred interest net of taxes as income ($345 since inception), $189 for the period ended December 31, 2005 and $156 for the three months ended March 31, 2006.

(G) Assuming maximum redemption, record refund of funds ($22,160) to dissenting shareholders and related deferred interest ($345).

(H) To reclassify income accumulated during development stage to retained earnings ($1,164) and to eliminate KPB division control account ($223,330).

(I) To record commission income from sale of bleached paper as if the new agreement were effective Jan. 1, 2005.

(J) To record decrease in depreciation expense due to writedown of PP&E recorded by IP of approximately $96,000 and depreciating the remaining assets over their estimated useful lives using straight line methodology.

(K) On a stand-alone basis, SG&A costs were estimated by Stone management to be higher by $2,710 for the year ended December 31, 2005, and $577 higher for the three months ended March 31, 2006, consisting primarily of compensation expense for officers not previously incurred.

(L) Eliminate interest income on cash and investments subject to redemption and to record interest income on increased cash balances.

(M) Eliminate interest expense on environmental bonds not assumed.

(N) Adjust income taxes due to pro forma income adjustments.

(O) Adjust interest for reduction in cash due to redemption of shares.

(P) Pro forma net income per share was calculated by dividing pro forma net income by the weighted average number of shares as follows:

	Year ended December 31, 2005
	Assuming no redemption (0%)	Assuming maximum redemption (19.9%)
Stone pro forma weighted average shares-basic**	25,000,000	21,002,000
Incremental shares on exercise of warrants***	2,406,015	2,406,015

Stone pro forma weighted average shares-diluted	27,406,015	23,408,015

** Assuming IPO occurred at January 1, 2005

*** Assuming stock price of $5.32 per share based on the average share price from April 15, 2005 through December 31, 2005

	Three months ended March 31, 2006
	Assuming no redemption (0%)	Assuming maximum redemption (19.9%)
Stone pro forma weighted average shares-basic	25,000,000	21,002,000
Incremental shares on exercise of warrants****	3,768,116	3,768,116

Stone pro forma weighted average shares-diluted	28,768,116	24,770,116

****Assuming stock price of $5.52 per share based on the average share price from January 1, 2006 through March 31, 2006

PROPOSAL II

THE NAME CHANGE AMENDMENT PROPOSAL

General Description of the Amendment

The amendment would change the name of Stone to "KapStone Paper and Packaging Corporation." The form of the certificate of amendment of the certificate of incorporation to, among other things, change the name, is attached hereto as Annex B.

Stone's Reasons for the Amendment

Stone's board of directors has concluded that the name "KapStone Paper and Packaging Corporation" better reflects the business Stone will conduct after the acquisition, and will enable industry and financial market participants to more closely associate Stone with its operating business and, accordingly, believes the amendment is in the best interests of the stockholders.

Recommendation and Vote Required

The approval of the name change amendment proposal will require the affirmative vote of the holders of a majority of the issued outstanding shares of Stone's common stock on the record date.

Stone's initial stockholders intend to vote their shares of Stone common stock, representing an aggregate of 22% of the outstanding shares of Stone common stock, "FOR" the name change amendment proposal.

Stone's board of directors unanimously recommends that its stockholders vote "For" the approval of the name change amendment proposal.

PROPOSAL III

THE ARTICLE SIXTH AMENDMENT PROPOSAL

General Description of the Amendment

Stone is proposing to remove the preamble and sections A through D, inclusive, of Article SIXTH of Stone's certificate of incorporation and to redesignate section E of Article SIXTH as Article SIXTH upon consummation of the acquisition. If the acquisition is not approved, the Article SIXTH amendment will not be presented at the meeting. The certificate of amendment to the certificate of incorporation to, among other things, revise Article SIXTH, is attached hereto as Annex B.

Stone's Reasons for the Amendment

In the judgment of Stone's board of directors, the Article SIXTH amendment is desirable, as sections A through D relate to the operation of Stone as a blank check company prior to the consummation of a business combination and by virtue of the preamble to the Article SIXTH, will terminate once a business combination is effected. The proposed Article SIXTH amendment removes language that will be rendered moot by virtue of the acquisition.

Recommendation and Vote Required

The approval of the Article SIXTH amendment proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Stone's common stock on the record date.

Stone's officers and directors intend to vote their shares of Stone common stock, representing an aggregate of 22% of the outstanding shares of Stone common stock, "FOR" the Article SIXTH amendment proposal.

Stone's board of directors unanimously recommends that its stockholders vote "For" the approval of the Article SIXTH Amendment.

PROPOSAL IV

THE STONE 2006 INCENTIVE PLAN PROPOSAL

General Description of the Incentive Plan Proposal

Stone's 2006 incentive plan, or the Plan, has been approved by Stone's board of directors and will take effect upon consummation of the acquisition, subject to stockholder approval. References to "we," "us," or "our" refer to Stone.

The purpose of the 2006 incentive plan is to enable us to attract, retain, motivate and provide additional incentives to certain directors, officers, employees, consultants and advisors, whose contributions are essential to our growth and success by enabling them to participate in our long-term growth through the exercise of stock options and the ownership of our stock.

The following is a summary of the material provisions of the 2006 incentive plan and is qualified in its entirety by reference to the complete text of the plan, a copy of which is attached to this proxy statement as Annex C.

Summary of the Incentive Plan

Administration.    The 2006 incentive plan will be administered by a committee of our board of directors of not less than two members of the board, each of whom shall be an outside director. For purposes of the following discussion, the term "Administrator" means the committee to which the board of directors delegated its authority as provided above. The Administrator has the authority, subject to the terms of the 2006 incentive plan, to determine the individuals to whom options will be granted, the times at which options will be granted and the terms and conditions of the options.

Shares That May Be Issued Under the 2006 Incentive Plan.    A maximum of 3,000,000 shares of our common stock, which number may be adjusted as described below, are available for issuance pursuant to options, restricted stock awards or stock appreciation rights, which we refer to herein collectively as Awards, granted under the 2006 incentive plan. If any Award is forfeited or expires without being exercised, or if restricted stock is repurchased by Stone, the shares of stock subject to the Award shall be available for additional grants under the Plan. The number of shares available under the 2006 incentive plan is subject to adjustment in the event of any stock split, stock dividend, recapitalization, spin-off or other similar action.

Eligibility.    Awards may be granted to employees, officers and directors of, and consultants or advisors to, Stone and any subsidiary corporations. Options intended to qualify, under the standards set forth in certain federal tax rules, as incentive stock options ("ISOs") may be granted only to employees while actually employed by us. Non-employee directors, consultants and advisors are not entitled to receive ISOs.

Estimate of Benefits.    Until and unless approved by Stone's stockholders, no grants will be made under the 2006 incentive plan. We cannot determine the benefits to be received by our directors or officers under the 2006 incentive plan or the benefits that would have been received by our directors and officers in 2005 had the plan been in effect in 2005.

Types of Awards.

Stock Options.    ISOs granted under the 2006 incentive plan are exercisable for a period fixed by the Administrator, but no longer than 10 years from the date of grant, at an exercise price which is not less than the fair market value of the common stock on the date of the grant, except that the term of an incentive option granted under the 2006 incentive plan to a stockholder who owns (or is deemed to own) more than 10% of the outstanding voting power may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Shares on the date of grant. To the extent that the aggregate fair market value, as of the date of grant, of the shares for which incentive options become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the portion of such option which is in excess of the $100,000 limitation will be treated as a nonqualified option.

Nonqualified options granted under the 2006 incentive plan are exercisable for a period fixed by the Administrator, but no longer than 10 years from the date of grant, at an exercise price which is not less than the fair market value of the Shares on the date of the grant.

Options granted under the 2006 incentive plan to employees (including officers) of Stone may be exercised only while the optionee is employed by Stone or within three months of the date of termination of the employment relationship, except that: (i) if the individual is terminated for cause, the option shall terminate immediately and no longer be exercisable, (ii) if such options are nonqualified options which are exercisable at the time the optionee's employment is terminated by death or permanent disability, such options may be exercised within two years of the date of termination of the employment relationship, (iii) if such options are incentive options which are exercisable at the time the optionee's employment is terminated by death or permanent disability, such options may be exercised within one year of the date of termination of the employment relationship, and (iv) in the case of the retirement of an optionee, (a) nonqualified options will be exercisable prior to the date which is the earlier of two years following the date of retirement or the expiration date of the option and (b) incentive options will be exercisable prior to the earlier of the date which is three months following the date of retirement or the expiration of the option. With respect to options granted to individuals who are not employees of Stone, the Administrator shall determine the consequences, if any, of the termination of the optionee's relationship with Stone. Payment of the exercise price of an option may be made by cash, by surrender of shares having a fair market value equal to the exercise price, or by any other means that the Administrator determines.

Restricted Stock.    Each restricted stock award will be evidenced by a written restricted stock grant agreement. No cash or other consideration will be required to be paid by the plan participant to receive the shares other than in the form of services performed under the terms and conditions determined by the Administrator and specified in the restricted stock agreement. Terms and conditions for shares that are part of the award may include the completion of a specified number of years of service or attaining certain performance goals prior to the restricted shares subject to the award becoming vested. Upon termination, if the restricted stock is not vested, Stone may repurchase the restricted stock from the participant on the terms and conditions contained in the restricted stock grant agreement.

Stock Appreciation Rights or SARs.    A stock appreciation right means the right to receive payment in shares of common stock or, if permitted by Section 409A of the Code without causing the stock appreciation rights to be treated as deferred compensation subject thereto, cash in an amount equal to the excess of the fair market value of the shares on the date of exercise and the fair market value of the shares at the time of grant. Each stock appreciation right will be evidenced by a written stock appreciation right agreement. No cash or other consideration will be required to be paid by the plan participant to receive the cash or shares, other than the terms and conditions determined by the Administrator and specified in the stock appreciation right agreement. Terms and conditions for shares that are part of the award could include the completion of a specified number of years of service or attaining certain performance goals prior to the rights subject to the award becoming vested. A plan participant holding a stock appreciation right will have none of the rights of a stockholder (including the right to receive the payment of cash dividends) until such time as shares, if any, are actually issued. Upon termination of the employment of an employee, any unvested portion of a stock appreciation right will be forfeited.

A participant may be granted more than one Award under the 2006 incentive plan. The Administrator will, in its discretion, determine (subject to the terms of the 2006 incentive plan), among other things, who will be granted an Award, the time or times at which Awards shall be granted, and the number of shares subject to each Award, whether options are incentive options or nonqualified options, the manner in which options may be exercised and the vesting schedule of any Award. In making such determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contributions to the success of Stone and its subsidiaries and such other factors deemed relevant in accomplishing the purposes of the 2006 incentive plan.

Federal Income Tax Consequences.    The following is a general summary of the federal income tax consequences under current tax law of options, stock appreciation rights and restricted stock. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange

Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

Stock Options.    A participant will not recognize taxable income for federal income tax purposes upon the grant of a nonqualified option or an incentive option. Upon the exercise of an incentive option, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an incentive option more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and Stone will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of any gain will be treated as ordinary income and Stone will generally be entitled to deduct such amount. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

Upon the exercise of a nonqualified option, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and Stone will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a nonqualified option, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held.

In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an incentive option, the excess of the fair market value of the shares over the exercise price therefore is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive option adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

Restricted Stock.    A participant who receives a grant of restricted stock will generally receive ordinary income equal to the fair market value of the stock at the time the restriction lapses. Alternatively, the participant may elect to be taxed on the value at the time of grant. Stone is generally entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

Stock Appreciation Rights.    A participant does not recognize income upon the grant of a stock appreciation right. The participant has ordinary income upon exercise of the stock appreciation right equal to the increase in the value of the underlying shares, and Stone will generally be entitled to a deduction for such amount. Awards of SARs under the 2006 Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of section 409A of the Code. To date, the U.S. Treasury Department and Internal Revenue Service have issued only preliminary guidance regarding the impact of section 409A of the Code on the taxation of these types of awards. Generally, to the extent that deferrals of these awards fail to meet certain requirements under section 409A of the Code, such awards will be subject to immediate taxation and tax penalties in the year they vest unless the requirements of section 409A of the Code are satisfied. It is the intent of the Company that awards under the 2006 Plan will be structured and administered in a manner that either complies with or is exempt from the requirements of section 409A of the Code.

The foregoing discussion does not purport to be a complete analysis of all the potential tax consequences relevant to recipients of Awards or to Stone or its subsidiaries. The above discussion does not take into account the effect of state and local tax laws. Moreover, no assurance can be given that legislative, administrative, regulatory or judicial changes or interpretations will not occur which could modify such analysis. In addition, an individual's particular tax status may result in different tax consequences from those described above. Therefore, any participant in the 2006 incentive plan should consult with his own tax adviser concerning the tax consequences of the grant, exercise and surrender of any such Award and the disposition of any stock acquired pursuant to such Awards.

Termination of and Amendments to the 2006 Incentive Plan.    The 2006 incentive plan may be amended or terminated by the board of directors at any time, provided that no amendment requiring stockholder approval by law or by the rules of any securities exchange or other market on which the shares are traded may be made without stockholder approval, and further, that there shall be no amendment to the terms of any options under the 2006 incentive plan which would result in the repricing of an Award, the cancellation of an Award and substitution with an Award with a lower exercise price or any similar amendment without stockholder approval. Also, no amendment or termination may materially adversely affect any outstanding Award without the written consent of the participant. No Awards may be granted under the 2006 incentive plan after                              , 2016.

Recommendation and Vote Required

Approval of our 2006 incentive plan will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock represented in person or by proxy and entitled to vote at the meeting.

Stone's initial stockholders intend to vote their shares of Stone common stock, representing an aggregate of 22% of the outstanding shares of Stone common stock, "FOR" the Article SIXTH amendment proposal.

Stone's board of directors unanimously recommends that its stockholders vote "For" the approval of the 2006 incentive plan.

OTHER INFORMATION RELATED TO STONE

Business of Stone

Stone is a blank check company organized as a corporation under the laws of the State of Delaware on April 15, 2005. Prior to executing the Purchase Agreement with IP, Stone's efforts were limited to organizational activities, completion of its IPO and the evaluation of possible business combinations.

Offering Proceeds Held in Trust

On August 19, 2005, Stone successfully consummated an initial public offering of its equity securities from which it derived net proceeds of approximately $113,236,000. $110,854,000 of the net proceeds of the initial public offering was placed in a trust account and will be released to Stone upon consummation of the acquisition. The balance of the net proceeds of $2,382,000 is being used by Stone to pay the expenses incurred in its pursuit of a business combination. A portion of the interest earned on the trust account has been released to Stone for the payment of taxes on interest earned on the proceeds held in trust. The trust account will not be released until the earlier of the consummation of a business combination or the dissolution and liquidation of Stone in accordance with the Delaware General Corporation Law. The trust account contained approximately $             as of             , 2006, the record date. If the acquisition of KPB is consummated, the trust account will be released to Stone, less the amounts paid to stockholders of Stone who do not approve the acquisition and elect to redeem their shares of common stock for their pro-rata share of the trust account. The released funds will be used for working capital.

Fair Market Value of Target Business

Pursuant to Stone's certificate of incorporation, the initial target business that Stone acquires must have a fair market value equal to at least 80% of Stone's net assets at the time of such acquisition. Based on the financial analysis of KPB generally used to approve the transaction, Stone's board of directors determined that this requirement was met. The board determined that the consideration to be paid to IP, which amount was negotiated at arms-length, was fair to and in the best interests of Stone and its stockholders and appropriately reflects KPB's value. In reaching this conclusion Stone's board of directors considered the purchase price being paid at closing, as well as the contingent payments, as multiples of KPB's historical as well as projected EBITDA and how such multiples compared with other transactions that have recently been announced or completed. The Stone board of directors, based on their financial skills, knowledge of the industry and experience, which, includes, but is not limited to, acquiring and divesting similar businesses and facilities in the paper and packaging industries, determined that it was qualified to conclude that the acquisition of KPB satisfied the 80% net asset requirement.

Stockholder Approval of Business Combination

Stone will proceed with the acquisition of KPB only if a majority of the IPO shares voted at the meeting vote in favor of the acquisition proposal. Stone's initial stockholders have agreed to vote their 5,000,000 shares of Stone common stock acquired prior to Stone's initial public offering, representing an aggregate of 20% of the outstanding shares of Stone common stock, in accordance with the vote of the majority of the IPO shares voted at the meeting. In addition, one of Stone's initial stockholders who owns 500,000 of common stock issued in Stone's initial public offering, representing 2% of the outstanding shares of Stone common stock, and 2.5% of the shares issued in Stone's initial public offering, intends to vote such shares "FOR" the adoption of the acquisition proposal. If the holders of 20% or more of Stone's common stock vote against the acquisition proposal and affirmatively elect to redeem their shares into their pro rata share of the trust account, then Stone will not consummate the acquisition.

Liquidation If No Business Combination

If Stone does not consummate a business combination by the later of February 19, 2007, or August 19, 2007 in the event that a letter of intent, an agreement in principle or a definitive agreement to complete a business combination was executed but not consummated by February 19, 2007, then, pursuant to Article SIXTH of its certificate of incorporation, and in accordance with Section 281(b) of the Delaware General Corporation Law Stone will adopt a plan of dissolution, and as soon as reasonably possible after dissolution make liquidating distributions to our stockholders.

Under the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. To mitigate against this possibility, Stone has received executed agreements from its vendors and IP waiving any right, title, interest or claim of any kind in or to any monies held in the trust account. As a result of this, the claims that could be made against Stone are significantly limited and the likelihood that any claim would result in any liability extending to the trust account is minimal. If Stone winds up its affairs in compliance with either Section 280 or 281(b) of the Delaware General Corporation Law following a dissolution, pursuant to Section 282 of the Delaware General Corporation Law, the potential liability of Stone's stockholders will be limited to the lesser of the stockholder's pro-rata share of any claim or the amount distributed to the stockholder. Further, the aggregate liability of any stockholder of Stone for claims against Stone will be limited to the amount distributed to the stockholder in dissolution. Even though compliance with Section 280 would provide additional protections to both Stone's directors and stockholders, because it is Stone's intention to make liquidating distributions to its stockholders as soon as reasonably possible following any dissolution, Stone does not expect that its board of directors would elect to comply with the more complex procedures in Section 280. Under Section 281(b), Stone would be required to seek stockholder approval to comply with Section 281(b), which would require Stone to adopt a plan of dissolution to provide for Stone's payment, based on facts known to Stone at such time, of existing and pending claims, and claims that may be potentially brought against Stone within the subsequent 10 years. Stone estimates the costs associated with the implementation and completion of such a plan of dissolution and liquidation, to be approximately $50,000 to $75,000, which would be funded by any funds not held in our trust account and funds released to Stone to fund working capital.

Facilities

We maintain our executive offices at c/o Stone-Kaplan Investments, LLC, One Northfield Plaza, Suite 480, Northfield, IL 60093. Stone-Kaplan Investments has agreed to provide us with certain administrative, technology and secretarial services, as well as the use of certain limited office space at this location at a cost of $7,500 per month pursuant to a letter agreement between us and Stone-Kaplan Investments. Stone-Kaplan Investments uses a portion of the $7,500 monthly fee to pay Arcade Partners for overhead expenditures incurred on our behalf. We believe, based on rents and fees for similar services in the Chicago metropolitan area, that the $7,500 fee is at least as favorable as we could have obtained from an unaffiliated person. We consider our current office space adequate for our current operations, however, if the proposed business combination is approved and consummated, we will likely require additional office space. At this time, no arrangements have been made to acquire such additional office space.

Employees

Stone currently has two executive officers and five directors. These individuals are not obligated to contribute any specific number of hours per week and devote only as much time as they deem necessary to our affairs. Stone does not currently have any full time employees.

Legal Proceedings

To the knowledge of management, there is no litigation currently pending or contemplated against Stone or any of our officers or directors in their capacity as such.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF STONE

You should read the following discussion of the financial condition and results of operations of Stone in conjunction with Stone's historical consolidated financial statements and related notes contained elsewhere herein. Among other things, those historical consolidated financial statements include more detailed information regarding the basis of presentation for the following information.

Overview

Stone was formed on April 15, 2005, to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business in the paper, packaging, forest products and related industries. Stone's initial business combination must be with a target business or businesses whose fair market value is at least equal to 80% of Stone's net assets at the time of such acquisition. Stone intends to utilize cash derived from the proceeds of its recently completed public offering, its capital stock, debt or a combination of cash, capital stock and debt, in effecting a business combination.

Critical Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Results of Operations for the Quarter Ending March 31, 2006

For the quarter ended March 31, 2006, Stone earned net income after taxes of $535,763 ($691,422 before the deduction of $155,659 of net interest attributable to common stock subject to possible redemption). Since Stone did not have any operations, all of its income was derived from interest income, most of which was earned on funds held in the trust account. Stone's operating expenses during the period were $154,457 and consisted primarily of expenses related to pursuing a business combination, professional fees and the monthly administrative fee of $7,500 paid to Stone-Kaplan Investments. Stone also provided for $361,186 in income taxes.

Results of Operations for the Period from April 15, 2005 (Date of Inception) to December 31, 2005

For the period ended December 31, 2005, Stone earned net income after taxes of $817,779 ($628,317 after the deduction of $189,462 of net income attributable to common stock subject to possible redemption). Since Stone did not have any operations, all of its income was derived from interest income, most of which was earned on funds held in the trust account. Stone's operating expenses during the period were $221,100 and consisted primarily of expenses related to pursuing a business combination, professional fees and the monthly administrative fee of $7,500 paid to Stone-Kaplan Investments. Stone also provided for $421,279 in income taxes.

Liquidity and Capital Resources

In connection with the acquisition of KPB, Stone will use the proceeds of its initial public offering, including funds held in trust accounts ($112,574,190 as of March 31, 2006) including interest, to fund the purchase price. In addition, Stone has received a commitment from LaSalle Bank, N.A., with respect to a $95,000,000 senior secured credit facility. KapStone Kraft will be the borrower under the senior secured credit facility. These funds will be used to fund the acquisition and to provide working capital for KPB following the acquisition. While it is anticipated that these funds, together with funds generated from KPB operating activities, will be sufficient for Stone's expected short-term and long-term operating needs, the ability to make payments on its indebtedness will depend on KPB's ability to generate cash from its operations.

Off-Balance Sheet Arrangements

We have never entered into any off-balance sheet financing arrangements and have never established any special purpose entities. We have not guaranteed any debt or commitments of other entities or entered into any options on non-financial assets.

Quantitative and Qualitative Disclosures About Market Risk

Market risk is the sensitivity of income to changes in interest rates, foreign exchanges, commodity prices, equity prices, and other market-driven rates or prices. We are not presently engaged in and, if a suitable business target is not identified by us prior to the prescribed liquidation date of the trust fund, we may not engage in, any substantive commercial business. Accordingly, we are not and, until such time as we consummate a business combination, we will not be, exposed to risks associated with foreign exchange rates, commodity prices, equity prices or other market-driven rates or prices. The net proceeds of our initial public offering held in the trust fund have been invested only in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940. Given our limited risk in our exposure to money market funds, we do not view the interest rate risk to be significant.

INFORMATION ABOUT KPB

Business Overview

General

Kraft Papers Business ("KPB") is a division of International Paper Company ("IP"). The following is a discussion of how KPB operated as a division of IP. KPB operates through two business segments: Roanoke Rapids, a production facility consisting of an integrated pulp and paper mill located in Roanoke Rapids, North Carolina, which produces kraft paper and lightweight linerboard; and Ride Rite® Converting, located in Fordyce, Arkansas, which produces Ride Rite® inflatable dunnage bags. Roanoke Rapids began operations in 1907 and, by 1909, was the first business in the United States to produce kraft pulp using southern pine in the sulphate pulping process. In 1965, KPB introduced the inflatable paper disposable dunnage bag.

Business of Roanoke Rapids

Historically, Roanoke Rapids has produced a mix of both kraft paper and linerboard. Roanoke Rapids currently has annual production capacity of approximately 400,000 tons of unbleached kraft paper and lightweight linerboard. Roanoke Rapids offers a portfolio of paper grades, which are sold to customers who convert the paper into a wide range of products. These products include multiwall bags for agricultural products, pet food, cement and chemicals, grocery bags, and specialty conversion products such as wrapping paper products and rollwrap. The linerboard grades are primarily produced for manufacturing corrugated containers for packaging products. During 2003 and 2004, as part of a shift in IP's operating strategy, Roanoke Rapids implemented the kraft paper conversion project. The intent of this conversion project was to increase facility production of kraft paper, and at the same time reduce overall facility production capacity in order to conform to newly implemented environmental regulations. KPB believes that this conversion project allowed Roanoke Rapids to devote additional resources toward product development in the kraft paper industry and concentrate on facility efficiency. As a result, Roanoke Rapids produced 15,108 tons of linerboard in 2005 as compared to 214,353 tons of linerboard produced in 2003.

Unbleached softwood pulp used to make kraft paper and linerboard is produced from a combination of locally sourced roundwood and pine woodchips. KPB has historically purchased approximately 40% of woodchips from IP and approximately 60% from third parties. After the wood is debarked and chipped, the chips are loaded into digesters for cooking. Woodchips, chemicals and steam are mixed in the digester to produce softwood pulp. The pulp is screened and washed through a series of washers, then it is stored prior to the paper making process. Roanoke Rapids processes softwood pulp using two kraft paper machines, Paper Machine #3 ("PM3") and Paper Machine #4 ("PM4"), which are capable of producing unbleached kraft paper and linerboard. PM3 produces approximately 570 tons of kraft paper daily, totaling approximately 195,000 tons annually. PM4 produces approximately 600 tons of kraft and linerboard paper daily, totaling approximately 205,000 tons annually.

Business of Ride Rite® Converting

Ride Rite® Converting introduced the paper disposable inflatable dunnage bag in 1965. The bags are constructed of an internal poly liner encased by multiple layers of high strength kraft paper or linerboard and are used to secure freight to minimize movement and potential damage of goods and products during transport. Ride Rite® Converting relies on Roanoke Rapids for approximately two-thirds of its supply of kraft paper. Additionally, the bags have an optional reusable valve design, which allows for the inflation and deflation of the bags for multiple uses. Ride Rite® Converting produces over 230 varieties of its inflatable dunnage bags. In 2005, Ride Rite® Converting segment sold approximately 9.2 million dunnage bags. Ride Rite® Converting products are sold to manufacturers, less-than-trailer-load distributors as well as retail regional distribution centers.

Industry Overview

Kraft Paper Market

American Forest and Paper Association ("AFPA") estimates that the U.S. unbleached kraft paper market was approximately 1.4 million tons in 2005. An additional 300,000 tons are imported, bringing the 2005 total U.S. demand to approximately 1.7 million tons. The kraft paper industry is comprised of three general product types: (1) Multiwall; (2) Specialty converting (including rollwrap); and (3) Grocery bag and sack.

•
Multiwall bags are used in a variety of converted products including cement bags, flour bags, pet food bags and charcoal bags. Multiwall bags represented approximately 500,000 tons of the unbleached kraft paper market in 2005. Although the market for multiwall bags experienced a slight decline between 1999 and 2004, the Paper Shipping Sack Manufacturers Association has forecasted a multiwall bag market growth of 0.5% during 2006.

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Specialty converting products include a variety of unique products, such as rollwrap, shingle wrap, dunnage bags, lawn and leaf bags and trash compactor bags. Specialty converting products represented approximately 331,000 tons of the unbleached kraft paper market in 2005, of which rollwrap represented approximately 130,000 tons. Rollwrap is used to provide barrier and moisture protection for shipping of paper rolls. The primary markets utilizing rollwrap include uncoated free sheet, high value specialty industrial papers, coated papers, newsprint and bleached board rolls.

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Grocery bag and sack products represented approximately 560,000 tons of the unbleached kraft paper market in 2005. Although the kraft paper grocery bag market has declined as the industry has increased the use of alternative materials such as plastic, this still remains the largest segment of the unbleached kraft paper market.

Linerboard Market

Linerboard is primarily used to manufacture corrugated containers for packaging products. U.S. demand for corrugated boxes and linerboard tends to be driven by industrial production of processed foods and other nondurable goods. AFPA estimates that U.S. demand for unbleached linerboard was approximately 17.3 million tons in 2004. The linerboard industry has benefited from consolidation and restructuring in recent years.

Dunnage Bag Market

The demand for dunnage bags, which are used to protect products during transportation, is correlated to the general freight transportation industry. The American Trucking Association ("ATA") estimates that nearly 70% of U.S. freight volume, which includes general and bulk freight, is transported by trucks and is forecasted to grow, on average 2.5% per year through 2016. ATA also estimates that the annual growth rate for freight transported by rail will be 1.9% through 2016. Historically, the nation's freight industry tracked prevailing economic conditions in the United States.

Business Strategy

Roanoke Rapids

Roanoke Rapids seeks to increase its supply position and reduce operating costs. Historically, Roanoke Rapids has produced both kraft paper and linerboard. However, during 2003 and 2004, as part of a shift in IP's operating strategy, Roanoke Rapids began to focus on the production of kraft paper. This conversion project allowed Roanoke Rapids to devote additional resources toward product development in the kraft paper industry and concentrate on facility efficiency. Roanoke Rapids seeks to increase its supply position in both the rollwrap and multiwall paper markets and, has increased its development efforts toward new value-added grades targeting the rollwrap and multiwall paper markets.

Stone believes there is an opportunity to increase Roanoke Rapids' lightweight linerboard production by making certain strategic capital expenditures. Stone believes that such expenditures will allow for increased levels of production capacity. This would allow Roanoke Rapids to better serve the needs of its existing customers as well as further penetrate the regional lightweight linerboard market.

Ride Rite® Converting

In the United States, trucking is the predominant mode of transporting freight. Ride Rite® Converting is focused on expanding the market for dunnage products in the trucking industry by developing new innovations, such as the reusable valve, to meet the demands of this market.

The retail regional distribution center market is regarded as a largely untapped source of potential new business. Retailers are continuing to focus on reducing costs associated with goods damaged in transit. Stone believes that the use of dunnage bags could significantly reduce these costs with certain large retailers. Targeted sales and marketing to this particular segment could greatly increase the market size.

Stone believes that Ride Rite® Converting is one of two companies that supply the majority of the U.S. market for inflatable dunnage bags. However, strategic acquisitions or partnerships with companies that produce inflatable dunnage bags made with alternative materials, may allow Ride Rite® Converting to penetrate new markets for dunnage bags.

Customers

Roanoke Rapids

Roanoke Rapids has over 50 customers, many of which are leading world class converters of kraft paper. Its top ten customers accounted for approximately $165,000,000 in revenues in 2005, representing approximately 88.0% of all revenues generated by Roanoke Rapids. Of this amount, Smurfit-Stone Container Corporation, Exopack, L.L.C. and Hood Packaging Corporation accounted for 28.4%, 13.1% and 12.0% of the revenues in 2005, respectively. Roanoke Rapids has built long-term relationships with its customers averaging in excess of 25 years. KPB management believes that the risk of losing customers is reduced due to the long-term relationships that have been established.

During 2005, 64.0% of Roanoke Rapids' production capacity was contracted. The following table presents Roanoke Rapids revenues by product category:

Product Category	2005 Revenues
Multiwall	54%
Specialty Converting	22%
Rollwrap	13%
Grocery Bag & Sack	8%
Lightweight Linerboard	3%

Total	100%

Ride Rite® Converting

Ride Rite® Converting's customer base consists of leading distributors of shipping and packing materials, manufacturers, less-than-truckload carriers and retail regional distribution centers. Its top ten customers accounted for an estimated $23,600,000 in revenues in 2005, representing 66.6% of Ride Rite® Converting's revenues. Of this amount, Sunrise Arkansas, Inc. and YRC Worldwide Inc. accounted for 17.7% and 12.2% of the revenues in 2005, respectively. IP is one of Ride Rite® Converting's largest customers with purchases originating from various IP paper mills and converting facilities. IP's xpedx distribution business serves as one of Ride Rite® Converting's distributors of dunnage bags. In connection with the acquisition, IP has entered into an agreement to continue purchasing dunnage products from Ride Rite® Converting for a period of five years.

During 2005, approximately 39% of Ride Rite® Converting's capacity was contracted. The following table presents Ride Rite® Converting's revenues by product category:

Product Category	2005 Revenues
2-Ply	67%
4-Ply	11%
6-Ply	17%
8-Ply	4%
Poly	1%

Total	100%

Suppliers

Roanoke Rapids

The raw materials needed to process kraft paper and lightweight linerboard consist primarily of roundwood, woodchips, sawdust, chemicals, coal and fuel oil. Stone believes that these raw materials are readily available and that there are a number of large suppliers from whom the materials can be bought in the current market. The following table summarizes the raw materials required for processing, the number of suppliers of each type of raw material with whom Roanoke Rapids has a relationship and the average length of the relationship.

Raw Materials Purchased	Number of Suppliers	Average Length of Relationship (Years)
Roundwood	49	15
Woodchips	24	23
Sawdust	18	24
Coal	1	4
#6 Fuel Oil	1	20

During 2005, approximately 27% of the Roanoke Rapids mill's wood requirement was supplied from roundwood supplied by IP's Forest Resources Division. Approximately 14% of the wood requirement was supplied from woodchips supplied by IP's Wood Products and Forest Resources Division. In addition, 12% of the sawdust used by Roanoke Rapids for fuel was supplied by IP's Wood Products Division. As part of the transaction, KapStone Kraft and IP's Wood Products Division are entering into a long-term supply agreement with market based pricing for woodchips comprising approximately 13% of the mill's wood requirement. However, as a result of the sale of IP's forestlands to a third party, only approximately 7% of the mill's wood requirement is expected to be supplied by the future owners of the IP forestlands through a long-term fiber supply agreement for roundwood.

Ride Rite® Converting

Ride Rite® Converting has historically purchased most of its raw materials, comprised mainly of flat and extensible kraft paper, boxes and valves, from other IP businesses, with Roanoke Rapids being the largest supplier. In connection with the acquisition, KPB is entering into long-term arrangements to ensure steady availability of parts used in construction of the dunnage bags for Ride Rite® Converting.

Sales and Marketing

The sales and marketing team works directly with KPB's technical, manufacturing and product development teams to offer solutions and meet new customer demands and product requirements. KPB markets and sells its products with the help of a national sales force.

Competition

Roanoke Rapids

KPB is the leading manufacturer of unbleached kraft paper in North America. During 2004, the eight companies that accounted for approximately 80% of North American unbleached kraft paper production based on annual tonnage were: KPB (19%), Longview Fibre Company (12%), Smurfit-Stone Container Corporation (11%), Georgia-Pacific Corporation (10%), Delta Natural Kraft (9%), Tolko Industries Ltd. (7%), Canfor Corporation (6%) and Grupo Durango (6%). A number of other competitors comprise the remainder of North American unbleached kraft paper production.

Stone believes the key parameters on which North American unbleached kraft suppliers compete are supply reliability, delivered price and product quality. KPB has longstanding relationships with many of its customers and historically has entered into contracts with initial terms of at least two years. KPB's management believes that this is based on its reputation for surety of supply, roll-to-roll consistency, product runnability and high tensile strength.

Ride Rite® Converting

In contrast to the unbleached kraft paper business, only two companies account for the majority of North American inflatable dunnage production (based on annual bag production). There are certain key parameters on which North American inflatable dunnage bag suppliers compete, which are supply reliability, product quality and product support. KPB has longstanding relationships with many of its customers based on its short order lead-time, reputation for product reliability as well as the technical training it provides at customer locations.

Environmental Regulation

KPB's operations are subject to environmental regulation by federal, state, and local authorities in the United States, including requirements that regulate discharge into the environment, waste management, and remediation of environmental contamination. Environmental permits are required for the operation of KPB's businesses, and are subject to revocation, modification and renewal. Governmental authorities have the power to enforce compliance with environmental requirements and violators are subject to injunctions, civil penalties and criminal fines. Third parties may also have the right to sue to enforce compliance with such regulations.

On April 15, 1998, the Environmental Protection Agency ("EPA") issued final Cluster Rule regulations that established new requirements regarding air emissions and wastewater discharges from pulp and paper mills. KPB is expected to be compliant in all material respects with these regulations by the compliance deadline of April 2007. The EPA is continuing the development of new programs and standards such as additional wastewater discharge allocations, water intake structure requirements and national ambient air quality standards. KPB's management believes that its operations are in compliance in all material respects with all environmental regulations and is not aware of any pending regulatory agency compliance actions.

Legal Proceedings

KPB is involved in litigation from time to time in the ordinary course of business. KPB's management currently is not aware of any pending or threatened litigation that would be likely to have a material adverse effect on the operations of Roanoke Rapids and Ride Rite® Converting.

Employees

There are approximately 670 employees at the Roanoke Rapids and Ride Rite® Converting facilities. As of March 31, 2006, there were approximately 390 hourly employees and approximately 90 salaried employees at Roanoke Rapids, and approximately 150 hourly employees and approximately 20 salaried employees at Ride Rite® Converting. Ride Rite® Converting also employed approximately 20 temporary employees as of March 31, 2006. All employees employed on an hourly basis are unionized and represented by the United Steelworkers Union. Currently, there are collective bargaining agreements in place with Roanoke Rapids through October 1,

2006 and with Ride Rite® Converting through June 30, 2008. KPB's management believes that it has a good relationship with its employees.

Certain corporate and administrative functions with respect to KPB's business are currently handled by employees located at IP's corporate headquarters in Memphis, Tennessee. After the closing of the transaction, Stone intends to transfer these functions to the Roanoke Rapids and Ride Rite® Converting facilities, or to Stone's corporate headquarters located in Northfield, Illinois.

Facilities

Roanoke Rapids

The Roanoke Rapids facility is located on over 1,600 acres of land along the Roanoke River in Roanoke Rapids, North Carolina. The facility is an integrated pulp and paper mill, consisting of two papermaking machines, a single-line woodyard, a batch digester operation, three brown stock washer lines, one recovery boiler, one power boiler and a turbine generator. The facility is a 24-hour per day operation and typically operates 365 days per year, except for scheduled annual maintenance. The facility has approximately 670 acres dedicated to landfill. The facility is in good operating condition and is suited for the purposes for which it is presently being used and provides significant ability for potential plant and landfill expansion.

Ride Rite® Converting

Ride Rite® Converting is located in Fordyce, Arkansas, approximately 70 miles south of Little Rock. The facility consists of two buildings that house the main offices, production lines and warehousing space of over 154,000 square feet. Ride Rite® Converting is located on over 20 acres of land that is leased from the town of Fordyce. The current lease term ends in 2017, with options to renew for up to nine years. The facility includes two converting production lines that operate 24 hours a day, five days a week to process kraft paper, lightweight linerboard, extensible paper and poly bags into Ride Rite® Converting inflatable dunnage bags. KPB believes that the facilities are in good operating condition and are suited for the purposes for which they are presently being used.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF KPB

You should read the following discussion of the financial condition and results of operations of KPB in conjunction with KPB's historical consolidated financial statements and related notes contained elsewhere herein. Among other things, those historical consolidated financial statements include more detailed information regarding the basis of presentation for the following information. The following discussion describes KPB as it was operated as a division of IP and therefore may not necessarily be indicative of the conditions that would have existed, or the results of operations that would have resulted, had the division been operated as an unaffiliated company.

Business Overview

General

KPB is a division of International Paper Company ("IP"). KPB operates through two business segments: Roanoke Rapids, a production facility consisting of an integrated pulp and paper mill located in Roanoke Rapids, North Carolina, which produces kraft paper and lightweight linerboard; and Ride Rite® Converting, located in Fordyce, Arkansas, which produces Ride Rite® inflatable dunnage bags.

Business of Roanoke Rapids

Historically, Roanoke Rapids has produced a mix of both kraft paper and linerboard. Roanoke Rapids currently has annual production capacity of approximately 400,000 tons of unbleached kraft paper and lightweight linerboard. Roanoke Rapids offers a portfolio of paper grades, which are sold to customers who convert the paper into a wide range of products. These products include multiwall bags for agricultural products, pet food, cement and chemicals, grocery bags, and specialty conversion products such as wrapping paper products and rollwrap. The linerboard grades are primarily produced for manufacturing corrugated containers for packaging products. During 2003 and 2004, as part of a shift in IP's operating strategy, Roanoke Rapids implemented the kraft paper conversion project. The intent of this conversion project was to increase facility production of kraft paper and at the same time reduce overall facility production capacity in order to conform to newly implemented environmental regulations. KPB believes that this conversion project allowed Roanoke Rapids to devote additional resources toward product development in the kraft paper industry and concentrate on facility efficiency. As a result, Roanoke Rapids produced 15,108 tons of linerboard in 2005 as compared to 214,353 tons of linerboard produced in 2003.

Unbleached softwood pulp used to make kraft paper and linerboard is produced from a combination of locally sourced roundwood and pine woodchips. After the wood is debarked and chipped, the chips are loaded into digesters for cooking. Woodchips, chemicals and steam are mixed in the digester to produce softwood pulp. The pulp is screened and washed through a series of washers, then it is stored prior to the paper making process. Roanoke Rapids processes softwood pulp using two kraft paper machines, PM3 and PM4, which are capable of producing unbleached kraft paper and linerboard. PM3 produces approximately 570 tons of kraft paper daily, totaling approximately 195,000 tons annually. PM4 produces approximately 600 tons of kraft and linerboard paper daily, totaling approximately 205,000 tons annually.

Business of Ride Rite® Converting

The bags are constructed of an internal poly liner encased by multiple layers of high strength kraft paper or linerboard and are used to secure freight to minimize movement and potential damage of goods and products during transport. Ride Rite® relies on Roanoke Rapids for approximately two-thirds of its supply of kraft paper. Additionally, the bags have an optional reusable valve design, which allows for the inflation and deflation of the bags for multiple uses. Ride Rite® Converting produces over 230 varieties of its inflatable dunnage bags. In 2005, Ride Rite® Converting segment sold approximately 9.2 million dunnage bags. Ride Rite® Converting products are sold to manufacturers, less-than-trailer-load distributors as well as retail regional distribution centers.

Industry Overview

Kraft Paper Market

AFPA estimates that the U.S. unbleached kraft paper market was approximately 1.4 million tons in 2005. An additional 300,000 tons are imported bringing the 2005 total U.S. demand to approximately 1.7 million tons. The kraft paper industry is comprised of three general product types: (1) Multiwall; (2) Specialty converting (including rollwrap); and (3) Grocery bag and sack.

•
Multiwall bags are used in a variety of converted products including cement bags, flour bags, pet food bags and charcoal bags. Multiwall bags represented approximately 500,000 tons of the unbleached kraft paper market in 2005. Although the market for multiwall bags experienced a slight decline between 1999 and 2004, the Paper Shipping Sack Manufacturers Association has forecasted the multiwall bag market growth of 0.5% during 2006.

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Specialty converting products include a variety of unique products, such as rollwrap, shingle wrap, dunnage bags, lawn and leaf bags and trash compactor bags. Specialty converting products represented approximately 331,000 tons of the unbleached kraft paper market in 2005, of which rollwrap represented approximately 130,000 tons. Rollwrap is used to provide barrier and moisture protection for shipping of paper rolls. The primary markets utilizing rollwrap include uncoated free sheet, high value specialty industrial papers, coated papers, newsprint and bleached board rolls.

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Grocery bag and sack products represented approximately 560,000 tons of the unbleached kraft paper market in 2005. Although the kraft paper grocery bag market has declined as the industry has increased the use of alternative materials such as plastic, this still remains the largest segment of the unbleached kraft paper market.

Linerboard Market

Linerboard is primarily used to manufacture corrugated containers for packaging products. U.S. demand for corrugated boxes and linerboard tends to be driven by industrial production of processed foods and other nondurable goods. AFPA estimates that U.S. demand for unbleached linerboard was approximately 17.3 million tons in 2004. The linerboard industry has benefited from consolidation and restructuring in recent years.

Dunnage Bag Market

The demand for dunnage bags, which are used to protect products during transportation, is correlated to the general freight transportation industry. ATA estimates that nearly 70% of U.S. freight volume, which includes general and bulk freight, is transported by trucks and is forecasted to grow, on average 2.5% per year through 2016. ATA also estimates that the average annual growth rate for freight transported by rail will be 1.9% through 2016. Historically, the nation's freight industry tracked prevailing economic conditions in the United States.

Results of Operations

Evaluating KPB's Results of Operations

KPB's management uses a variety of financial measurements to analyze KPB's performance. These measurements include (1) Operating Profit, (2) Selling, General & Administrative ("SG&A") expenses and (3) average revenue per ton (for Roanoke Rapids) and average revenue per dunnage bag (for Ride Rite® Converting).

Operating Profit.    Operating profit is used by KPB's management primarily as a measure of the segments' operating performance. KPB's management defines operating profit as KPB's sales minus cost of sales. Sales include sales of unbleached kraft paper products, linerboard and dunnage bags net of term allowances and discounts. For purposes of calculating operating profit, cost of sales includes the cost of raw materials, labor, maintenance, depreciation and amortization, distribution expense, selling, general and administrative expenses, and taxes other than income tax.

Selling, General and Administrative Expenses.    KPB's SG&A expenses include marketing costs, mill-level overhead, corporate overhead, employee salaries and benefits, pension and 401(k) plan expenses, professional fees and information technology expenses. Expenses related to corporate management, legal, accounting and tax, treasury, payroll and benefits administration, risk management, information technology and centralized transaction processing are allocated to KPB. These costs are allocated based on various allocation methods.

Average Revenue Per Ton/Dunnage Bag.    Average revenue per ton/bag represents the revenue divided by the tons of unbleached kraft paper and linerboard sold or the units of dunnage bags sold, as applicable.

Three Months Ended March 31, 2006 Compared to Three Months Ended March 31, 2005

Summary.    During the three months ended March 31, 2006, KPB saw strong financial performance based on improved market conditions, increased productivity and stable raw material costs for Roanoke Rapids as well as strong unit sales and cost containment for Ride Rite® Converting. KPB benefited from a $30 per ton price increase for unbleached kraft paper announced during the fourth quarter of 2005. Additionally, KPB announced and began the implementation of a subsequent $25 per ton price increase for unbleached kraft paper during the three months ended March 31, 2006 based on improved market conditions. Finally, productivity at Roanoke Rapids increased by 11.5% during the three months ended March 31, 2006, based on increased machine output.

Net sales increased by $10.7 million, or 20.1%, to $64.0 million for the three months ended March 31, 2006 as compared to $53.3 million for the three months ended March 31, 2005. Operating profit increased by $2.5 million, or 59.5%, to $6.7 million for the three months ended March 31, 2006 as compared to $4.2 million for the three months ended March 31, 2005. The increase in net sales and operating profit was driven primarily by increased sales volume at Roanoke Rapids and increased unit sales at Ride Rite® Converting.

Unit Sales.    The following table presents tons sold or units sold, as applicable, by reportable segment for the three months ended March 31, 2006 and 2005:

	Three Months Ended March 31,		Increase (Decrease)
	2005	2006	Tons/Units	%
Roanoke Rapids
Tons of unbleached kraft paper(1)	89,619	91,358	1,739	1.9%
Tons of linerboard	95	18,936	18,841	nm
Ride Rite® Converting inflatable dunnage bags	2,075,000	2,255,000	180,000	8.7%

(1) Excludes sales of 2,821 tons and 1,026 tons of unbleached kraft paper from Roanoke Rapids to Ride Rite® Converting during the three months ended March 31, 2005 and 2006, respectively.

Sales of linerboard increased by 18,841 tons for the three months ended March 31, 2006 as compared to the three months ended March 31, 2005. Linerboard market was strong during the fourth quarter of 2005 continuing into the first quarter of 2006, and Roanoke Rapids utilized available machine time to manufacture linerboard for IP's containerboard system. Sales of Ride Rite® Converting inflatable dunnage bags increased by 180,000 units for the three months ended March 31, 2006 as compared to the three months ended March 31, 2005 due to the continued growth in the dunnage bag market.

Net Sales.    The following table presents net sales by reportable segment for the three months ended March 31, 2006 and 2005:

	Three Months Ended March 31,
			Increase (Decrease)
Segment
	2005	2006	Dollars	%
	(in millions except per ton and per bag data and %)
Roanoke Rapids(1)	$44.9	$55.0	$10.1	22.5%
Ride Rite® Converting	8.4	9.0	0.6	7.1%

Total net sales	$53.3	$64.0	$10.7	20.1%

Average revenue per ton	$500.48	$498.67	$(1.81)	(0.4)%
Average revenue per dunnage bag(2)	$4.03	$4.01	$(.02)	(0.5)%

(1) Excludes intercompany sales to Ride Rite® Converting.

(2) Average revenue data is computed based on non-rounded information.

KPB's total net sales for the three months ended March 31, 2006 increased by $10.7 million, or 20.1%, to $64.0 million compared to the three months ended March 31, 2005. Roanoke Rapids net sales increased by $10.1 million, or 22.5%, to $55.0 million for the three months ended March 31, 2006 as compared to the three months ended March 31, 2005. Ride Rite® Converting net sales increased by $0.6 million, or 7.1%, to $9.0 million for the three months ended March 31, 2006 as compared to the three months ended March 31, 2005. Average revenue at Roanoke Rapids decreased by $1.81 per ton, or 0.4%, because pricing improvements were completely offset by a lower priced product sales mix. Average revenue per dunnage bag at Ride Rite® Converting decreased modestly due to product sales mix.

Costs and Expenses.    The following table presents costs and expenses by reportable segment for the three months ended March 31, 2006 and 2005:

	Three Months Ended March 31,		Increase (Decrease)
	2005	2006	Dollars	%
	(in millions except %)
Roanoke Rapids
Cost of sales (exclusive of depreciation and amortization)	$27.2	$34.4	$7.2	26.5%
Distribution expenses	4.7	5.4	0.7	14.9%
Depreciation and amortization	4.8	4.6	(0.2)	(4.2)%
Selling, general, and administrative expenses	4.8	4.9	0.1	2.1%
Taxes other than income tax	0.6	0.6	0.0	0.0%
Ride Rite® Converting
Cost of sales (exclusive of depreciation and amortization)	$5.7	$6.1	$0.4	7.0%
Distribution expenses	0.4	0.4	0.0	0.0%
Depreciation and amortization	0.1	0.1	0.0	0.0%
Selling, general, and administrative expenses	0.8	0.8	0.0	0.0%
Taxes other than income tax	0.0	0.0	0.0	0.0%
Kraft Papers Business
Cost of sales (exclusive of depreciation and amortization)	$32.9	$40.5	$7.6	23.1%
Distribution expenses	5.1	5.8	0.7	13.7%
Depreciation and amortization	4.9	4.7	(0.2)	(4.1)%
Selling, general, and administrative expenses	5.6	5.7	0.1	1.8%
Taxes other than income tax	0.6	0.6	0.0	0.0%

Cost of Sales.    Total cost of sales increased by $7.6 million, or 23.1%, to $40.5 million for the three months ended March 31, 2006 as compared to the three months ended March 31, 2005. Cost of sales for Roanoke Rapids increased by $7.2 million, or 26.5%, to $34.4 million for the three months ended March 31, 2006 as compared to the three months ended March 31, 2005 primarily due to increased sales volume. Cost of sales for Ride Rite® Converting increased by $0.4 million, or 7.0%, to $6.1 million for the three months ended March 31, 2006 as compared to the three months ended March 31, 2005 primarily due to increased unit sales.

Distribution Expenses.    Distribution expenses for Roanoke Rapids increased by $0.7 million, or 14.9%, to $5.4 million for the three months ended March 31, 2006 as compared to the three months ended March 31, 2005 due to increased sales volume and increased truck shipments. Distribution expenses for Ride Rite® Converting remained essentially flat.

Depreciation and Amortization.    Total depreciation and amortization decreased by $0.2 million, or 4.1%, to $4.7 million for the three months ended March 31, 2006 as compared to the three months ended March 31, 2005. Depreciation and amortization for Roanoke Rapids decreased by $0.2 million, or 4.2%, to $4.6 million for the three months ended March 31, 2006 as compared to the three months ended March 31, 2005. Depreciation and amortization for Ride Rite® Converting remained flat at $0.1 million.

Selling, General and Administrative Expenses.    Total SG&A expenses increased by $0.1 million, or 1.8%, to $5.7 million for the three months ended March 31, 2006 as compared to the three months ended March 31, 2005. SG&A expenses for Roanoke Rapids increased by $0.1 million, or 2.1%, to $4.9 million for the three months ended March 31, 2006 as compared to the three months ended March 31, 2005. SG&A expenses for Ride Rite® Converting remained flat.

Taxes Other Than Income Tax.    Taxes other than income tax include personal and real estate property taxes, sales and use taxes, and business license fees. Taxes other than income tax for Roanoke Rapids remained flat at $0.6 million.

Operating Profit.    The following table presents operating profit by reportable segment for the three months ended March 31, 2006 and 2005:

	Three Months Ended March 31,
			Increase (Decrease)
Segment
	2005	2006	Dollars	%
	(in millions except %)
Roanoke Rapids	$2.8	$5.1	$2.3	82.1%
Ride Rite® Converting	1.4	1.6	0.2	14.3%

Total operating profit	$4.2	$6.7	$2.5	59.5%

Total operating profit was $6.7 million for the three months ended March 31, 2006, as compared to $4.2 million for the three months ended March 31, 2005, an increase of $2.5 million, or 59.5%. Operating profit for Roanoke Rapids increased by $2.3 million due to increased sales volume. Operating profit for Ride Rite® Converting increased by $0.2 million primarily due to increased sales volume.

Year Ended December 31, 2005 Compared to the Year Ended December 31, 2004

Summary.    During the year ended December 31, 2005, Roanoke Rapids began realizing the benefits of the facility kraft conversion project completed during the year ended December 31, 2004. The facility outperformed the previous year by generating incremental sales volume of over 37,000 tons of unbleached kraft paper. Throughout the year ended December 31, 2005, KPB's management focused on product mix to improve profitability. The business also benefited from the full effect of two price increases in 2004 and an additional third quarter cost recovery price increase. As a result, net sales increased by $30.3 million, or 19.2%, for Roanoke Rapids. Operating profit for Roanoke Rapids for the year ended December 31, 2005 increased by $14.5 million, or 142.2% primarily due to higher average revenue per ton as well as higher sales volume due to an increase in operating days compared to the same period in 2004. Net sales for Ride Rite® Converting increased by 14.6% on higher sales volume. Operating profit for Ride Rite® Converting for the year ended December 31, 2005 increased by 13.8% primarily due to increased sales volume.

During the year ended December 31, 2005, KPB faced rising energy and chemical costs, which increased $8.5 million over the year ended December 31, 2004. At the same time, KPB realized manufacturing savings of $10.5 million through productivity improvements and cost reduction projects. Several productivity improvement projects were completed that increased machine speed and availability. Cost reduction projects resulted in better fiber utilization, reduced energy consumption and maintenance.

Total net sales increased by $34.8 million, or 18.5% to $223.4 million for the year ended December 31, 2005 as compared to the year ended December 31, 2004. Total operating profit increased by $15.3 million, or 347.7%, to $10.9 million for the year ended December 31, 2005 as compared to an operating loss of $4.4 million for the year ended December 31, 2004. The increases in net sales and an operating profit were driven primarily by productivity improvements and product price increases.

Unit Sales.    The following table presents tons sold or units sold, as applicable, by reportable segment for the years ended December 31, 2005 and 2004:

	Year Ended December 31,		Increase (Decrease)
	2004	2005	Tons/Units	%
Roanoke Rapids
Tons of unbleached kraft paper(1)	331,230	368,621	37,391	11.3%
Tons of linerboard	22,126	15,108	(7,018)	(31.7)%
Ride Rite® Converting inflatable dunnage bags	7,776,000	9,197,000	1,421,000	18.3%

(1) Excludes sales of 7,108 tons and 8,039 of unbleached kraft paper from Roanoke Rapids to Ride Rite® Converting during the year ended December 31, 2004 and 2005, respectively.

Sales of unbleached kraft paper increased by 37,391 tons for the year ended December 31, 2005 as compared to the year ended December 31, 2004 due to productivity improvements and increased operating days. Sales of linerboard decreased by 7,018 tons due to market demand. Sales of Ride Rite® Converting inflatable dunnage bags increased by 1,421,000 units for the year ended December 31, 2005 as compared to the year ended December 31, 2004 due to continued growth in the dunnage bag market.

Net Sales.    The following table presents net sales by reportable segment for the years ended December 31, 2005 and 2004:

	Year Ended December 31,		Increase (Decrease)
Segment
	2004	2005	Dollars	%
	(in millions except per ton and per bag data and %)
Roanoke Rapids(1)	$157.7	$188.0	$30.3	19.2%
Ride Rite® Converting	30.9	35.4	4.5	14.6%

Total net sales	$188.6	$223.4	$34.8	18.5%

Average revenue per ton	$446.29	$489.93	$43.64	9.8%
Average revenue per dunnage bag(2)	$3.98	$3.85	$(0.13)	(3.3)%

(1) Excludes intercompany sales to Ride Rite® Converting.

(2) Average revenue data is computed using non-rounded information.

KPB's total net sales for the year ended December 31, 2005 increased by $34.8 million, or 18.5%, to $223.4 million compared to the year ended December 31, 2004. Roanoke Rapids net sales increased by $30.3 million, or 19.2%, to $188.0 million for the year ended December 31, 2005 as compared to the year ended December 31, 2004 due to increased sales volume as well as increased average revenue per ton. Ride Rite® Converting net sales increased by $4.5 million, or 14.6%, to $35.4 million for the year ended December 31, 2005 as compared to the year ended December 31, 2004 primarily due to continued growth in the dunnage bag market.

Costs and Expenses.    The following table presents costs and expenses by reportable segment for the years ended December 31, 2005 and 2004:

	Year Ended December 31,		Increase (Decrease)
	2004	2005	Dollars	%
	(in millions except %)
Roanoke Rapids
Cost of sales (exclusive of depreciation and amortization)	$116.3	$124.7	$8.4	7.2%
Distribution expenses	16.1	18.5	2.4	14.9%
Depreciation and amortization	16.1	21.0	4.9	30.4%
Selling, general, and administrative expenses	17.3	17.2	(0.1)	(0.6)%
Taxes other than income tax	2.1	2.3	0.2	9.5%
Ride Rite® Converting
Cost of sales (exclusive of depreciation and amortization)	$20.6	$23.8	$3.2	15.5%
Distribution expenses	1.3	1.5	0.2	15.4%
Depreciation and amortization	0.3	0.3	0.0	0.0%
Selling, general, and administrative expenses	2.8	3.1	0.3	10.7%
Taxes other than income tax	0.1	0.1	0.0	0.0%
Kraft Papers Business
Cost of sales (exclusive of depreciation and amortization)	$136.9	$148.5	$11.6	8.5%
Distribution expenses	17.4	20.0	2.6	14.9%
Depreciation and amortization	16.4	21.3	4.9	29.9%
Selling, general, and administrative expenses	20.1	20.3	0.2	1.0%
Taxes other than income tax	2.2	2.4	0.2	9.1%

Cost of sales.    Total cost of sales increased by $11.6 million, or 8.5%, to $148.5 million for the year ended December 31, 2005 as compared to the year ended December 31, 2004 as a result of increased sales volume.

Although total net sales increased by 18.5%, total cost of sales increased only by 8.5% due to increased efficiency. Cost of sales for Roanoke Rapids increased by $8.4 million, or 7.2%, to $124.7 million for the year ended December 31, 2005 as compared to the year ended December 31, 2004 due to a 19.2% increase in sales volume and by increased prices in raw materials, particularly for caustic soda and coal. The price of caustic soda, a main ingredient of the pulping process, increased by 195.0%, or $3.0 million. The price for coal increased by $1.9 million, or 37.0%. Cost of sales for Ride Rite® Converting increased by $3.2 million, or 15.5%, to $23.8 million for the year ended December 31, 2005 as compared to the year ended December 31, 2004 due to higher sales volume and higher raw material costs, particularly film and paper costs.

Distribution Expenses.    Total distribution expenses increased by $2.6 million, or 14.9%, to $20.0 million for the year ended December 31, 2005 as compared to the year ended December 31, 2004. Distribution expenses for Roanoke Rapids increased by $2.4 million, or 14.9%, to $18.5 million for the year ended December 31, 2005 as compared to the year ended December 31, 2004 due to increased sales and higher transportation costs, partially due to higher fuel costs. Distribution expenses for Ride Rite® Converting increased by $0.2 million, or 15.4%, to $1.5 million for the year ended December 31, 2005 as compared to the year ended December 31, 2004 due to increased sales volume and higher fuel costs.

Depreciation and Amortization.    Total depreciation and amortization increased by $4.9 million, or 29.9%, to $21.3 million for the year ended December 31, 2005 as compared to the year ended December 31, 2004. Depreciation and amortization for Roanoke Rapids increased by $4.9 million, or 30.4%, to $21.0 million for the year ended December 31, 2005 as compared to the year ended December 31, 2004 due to the accelerated depreciation for a recovery boiler idled in March 2005, which accounted for approximately $3.0 million of the increase in depreciation. The increase in depreciation for Roanoke Rapids was also, in part, a result of capital expenditures of $18 million incurred in the year ended December 31, 2004 under the kraft paper conversion project. Depreciation and amortization for Ride Rite® Converting remained flat.

Selling, General and Administrative Expenses.    Total SG&A expenses increased by $0.2 million, or 1.0%, to $20.3 million for the year ended December 31, 2005 as compared to the year ended December 31, 2004. SG&A expenses for Roanoke Rapids remained virtually flat at $17.2 million for the year ended December 31, 2005. SG&A expenses for Ride Rite® Converting increased $0.3 million, or 10.7%, to $3.1 million for the year ended December 31, 2005, primarily due to an increase in sales volume.

Taxes Other Than Income Tax.    Taxes other than income tax include personal and real estate property taxes, sales and use taxes, and business license fees. Taxes other than income tax for Roanoke Rapids increased by $0.2 million, or 9.5%, to $2.3 million for the year ended December 31, 2005. Taxes other than income tax for Ride Rite® Converting remained flat at $0.1million.

Operating Profit.    The following table presents operating profit (loss) by reportable segment for the years ended December 31, 2005 and 2004:

	Year Ended December 31,
			Increase (Decrease)
Segment
	2004	2005	Dollars	%
	(in millions except %)
Roanoke Rapids	$(10.2)	$4.3	$14.5	142.2%
Ride Rite® Converting	5.8	6.6	0.8	13.8%

Total operating profit (loss)	$(4.4)	$10.9	$15.3	347.7%

Total operating profit was $10.9 million for the year ended December 31, 2005, as compared to an operating loss of $4.4 million for the year ended December 31, 2004. Operating profit for Roanoke Rapids increased by $14.5 million primarily due to an increase in average revenue per ton and sales volume, offset in part by higher raw material costs. Operating profit for Ride Rite® Converting increased by $0.8 million primarily due to increased sales volume.

Year Ended December 31, 2004 Compared to the Year Ended December 31, 2003

Summary.    Total net sales decreased by $42.6 million, or 18.4%, to $188.6 million for the year ended December 31, 2004 as compared to the year ended December 31, 2003. Operating profit decreased by $9.5 million, or 186.3%, to a loss of $4.4 million for the year ended December 31, 2004 as compared to $5.1 million for the year ended December 31, 2003. The decreases in net sales and operating profit were primarily due to lost production time during the conversion to primarily kraft paper from linerboard production paper at the Roanoke Rapids facility.

Net sales at Roanoke Rapids decreased by $44.5 million, or 22.0%, driven by the kraft paper conversion project, which reduced production of paper at the Roanoke Rapids facility by 30 days. The intent of this conversion project was to focus facility production on kraft paper and reduce overall facility production capacity in order to conform to newly implemented environmental regulations. The resulting production mix, machine downtime during the conversion period and poor operating efficiency following the conversion resulted in a reduced sales volume of 127,000 tons for the year ended December 31, 2004, of which approximately 60,000 tons represented the planned production capacity reduction.

During the first quarter of 2004, KPB experienced the bottom of the industry cycle. Starting the second quarter of 2004, overall pricing and market demand improved. During the year ended December 31, 2004, KPB's management pursued customer and grade mix improvement opportunities to enhance profitability. As a result, KPB entered into a long-term agreement with the largest multiwall converter in North America and at the end of 2004 had a 100,000 tons per year run rate with this customer. In addition, improved market conditions allowed KPB's management to implement two price increases. As a result, by year end 50# multiwall price (bellwether grade) averaged $25 per ton above 2003 prices. Net sales for Ride Rite® Converting increased by $1.9 million, or 6.6%, during the year ended 2004 due to higher sales volume. Operating profit for Ride Rite® Converting also increased by $0.5 million, or 9.4%.

Unit Sales.    The following table presents tons sold or units sold, as applicable, by reportable segment for the years ended December 31, 2004 and 2003:

	Year Ended December 31,		Increase (Decrease)
	2003	2004	Tons/Units	%
Roanoke Rapids
Tons of unbleached kraft paper(1)	265,759	331,230	65,471	24.6%
Tons of linerboard	214,353	22,126	(192,227)	(89.7)%
Ride Rite® Converting inflatable dunnage bags	7,155,000	7,776,000	621,000	8.7%

(1) Excludes sales of 7,015 tons and 7,108 tons of unbleached kraft paper from Roanoke Rapids to Ride Rite® Converting during the year ended December 31, 2003 and 2004, respectively.

Sales of unbleached kraft paper increased by 65,471 tons for the year ended December 31, 2004 as compared to the year ended December 31, 2003 due to increased production of kraft paper and entering into a new long-term contract under which KPB would sell an additional 100,000 tons of kraft paper annually. Sales of linerboard decreased by 192,227 tons for the year ended December 31, 2004 as compared to the year ended December 31, 2003 due to planned reduction of linerboard at the Roanoke Rapids facility as a part of the kraft paper conversion project. Sales of Ride Rite® Converting inflatable dunnage bags increased by 621,000 units for the year ended December 31, 2004 as compared to the year ended December 31, 2003 due to continued growth in the dunnage bag market.

Net Sales.    The following table presents net sales by reportable segment for the years ended December 31, 2004 and 2003:

	Year Ended December 31,		Increase (Decrease)
Segment
	2003	2004	Dollars	%
	(in millions except per ton and per bag data and %)
Roanoke Rapids(1)	$202.2	$157.7	$(44.5)	(22.0)%
Ride Rite® Converting	29.0	30.9	1.9	6.6%

Total net sales	$231.2	$188.6	$(42.6)	(18.4)%

Average revenue per ton	$421.15	$446.29	$25.14	6.0%
Average revenue per dunnage bag(2)	$4.05	$3.98	$(0.07)	(1.7)%

(1) Excludes intercompany sales to Ride Rite® Converting.

(2) Average revenue data is computed based on non-rounded information.

KPB's total net sales for the year ended December 31, 2004 decreased by $42.6 million, or 18.4%, to $188.6 million compared to the year ended December 31, 2003. Roanoke Rapids net sales decreased by $44.5 million, or 22.0%, to $157.7 million for the year ended December 31, 2004 as compared to the year ended December 31, 2003 due to the kraft paper conversion project and reduced annual production capacity, offset by increased average revenue per ton. Ride Rite® Converting net sales increased by $1.9 million, or 6.6%, to $30.9 million for the year ended December 31, 2004 as compared to the year ended December 31, 2003 primarily due to continued growth in the dunnage bag market.

Costs and Expenses.    The following table presents costs and expenses by reportable segment for the years ended December 31, 2004 and 2003:

	Year Ended December 31,		Increase (Decrease)
	2003	2004	Dollars	%
	(in millions except %)
Roanoke Rapids
Cost of sales (exclusive of depreciation and amortization)	$149.7	$116.3	$(33.4)	(22.3)%
Distribution expenses	16.6	16.1	(0.5)	(3.0)%
Depreciation and amortization	16.0	16.1	0.1	0.6%
Selling, general, and administrative expenses	18.0	17.3	(0.7)	(3.9)%
Taxes other than income tax	2.1	2.1	0.0	0.0%
Ride Rite® Converting
Cost of sales (exclusive of depreciation and amortization)	$19.5	$20.6	$1.1	5.6%
Distribution expenses	1.3	1.3	0.0	0.0%
Depreciation and amortization	0.3	0.3	0.0	0.0%
Selling, general, and administrative expenses	2.5	2.8	0.3	12.0%
Taxes other than income tax	0.1	0.1	0.0	0.0%
Kraft Papers Business
Cost of sales (exclusive of depreciation and amortization)	$169.2	$136.9	$(32.3)	(19.1)%
Distribution expenses	17.9	17.4	(0.5)	(2.8)%
Depreciation and amortization	16.3	16.4	0.1	0.6%
Selling, general, and administrative expenses	20.5	20.1	(0.4)	(2.0)%
Taxes other than income tax	2.2	2.2	0.0	0.0%

Cost of Sales.    Total cost of sales decreased by $32.3 million, or 19.1%, to $136.9 million for the year ended December 31, 2004 as compared to the year ended December 31, 2003. Cost of sales for Roanoke Rapids decreased by $33.4 million, or 22.3%, to $116.3 million for the year ended December 31, 2004 as compared to the year ended December 31, 2003 as a result of decreased sales. Cost of sales for Ride Rite® Converting increased by $1.1 million, or 5.6%, to $20.6 million for the year ended December 31, 2004 as compared to the year ended December 31, 2003 due to increased sales volume.

Distribution Expenses.    Total distribution expenses decreased by $0.5 million, or 2.8%, to $17.4 million for the year ended December 31, 2004 as compared to the year ended December 31, 2003. Distribution expenses for Roanoke Rapids decreased by $0.5 million, or 3.0%, to $16.1 million for the year ended December 31, 2004 as compared to the year ended December 31, 2003.  However, distribution expense did not decrease in proportion to the overall decrease in total sales because of the shift in product mix sold and the difference in freight costs associated with each product. Linerboard sales decreased almost 90% while unbleached kraft sales decreased less than 25% during the kraft paper conversion project. Kraft paper customers primarily use trucking, a more expensive mode of transportation than rail, the predominant mode of transportation used by linerboard customers. Distribution expenses for Ride Rite® Converting remained virtually flat for the year ended December 31, 2004 as compared to the year ended December 31, 2003.

Depreciation and Amortization.    Total depreciation and amortization increased by $0.1 million, or 0.6%, to $16.4 million for the year ended December 31, 2004 as compared to the year ended December 31, 2004. Depreciation and amortization for Roanoke Rapids increased by $0.1 million, or 0.6%, to $16.1 million for the year ended December 31, 2004 as compared to the year ended December 31, 2003. The reduction in facility production did not have a material impact on depreciation. Depreciation and amortization for Ride Rite® Converting remained at $0.3 million for the year ended December 31, 2004.

Selling, General and Administrative Expenses.    Total SG&A expenses decreased by $0.4 million, or 2.0%, to $20.1 million for the year ended December 31, 2004 as compared to the year ended December 31, 2003. SG&A expenses for Roanoke Rapids decreased by $0.7 million, or 3.9%, to $17.3 million for the year ended December 31, 2004 due to the kraft paper conversion. SG&A expenses for Ride Rite® Converting increased $0.3 million, or 12.0%, to $2.8 million for the year ended December 31, 2004 primarily due to increased sales and marketing efforts.

Taxes Other Than Income Tax.    Taxes other than income tax include personal and real estate property taxes, sales and use taxes, and business license fees. Taxes other than income tax for both Roanoke Rapids and Ride Rite® remained flat.

Operating Profit.    The following table presents operating profit (loss) by reportable segment for the years ended December 31, 2004 and 2003:

	Year Ended December 31,
			Increase (Decrease)
Segment
	2003	2004	Dollars	%
	(in millions except %)
Roanoke Rapids	$(0.2)	$(10.2)	$(10.0)	nm
Ride Rite® Converting	5.3	5.8	0.5	9.4%

Total operating profit (loss)	$5.1	$(4.4)	$(9.5)	(186.3)%

Total operating loss was $4.4 million for the year ended December 31, 2004, as compared to total operating profit of $5.1 million for the year ended December 31, 2003. Operating profit for Roanoke Rapids decreased by $10.0 million primarily due to the reduction in sales volume of linerboard as well as the downtime during the kraft paper conversion project, offset partially by an increase in the average revenue per ton. Operating profit for Ride Rite® Converting increased by $0.5 million primarily due to increased sales volume

Liquidity and Capital Resources

Liquidity

KPB's business is capital intensive and requires substantial capital expenditures for upgrading and maintaining equipment used in producing kraft paper and manufacturing inflatable dunnage bags, as well as complying with applicable environmental laws and regulations. KPB's principal liquidity requirement is to finance current operations and fund capital expenditures. Currently, KPB's primary sources of liquidity to meet these needs are cash generated by its operations and capital expenditures by IP. Historically, the principal indicator of KPB's liquidity has been its cash position and the divisional control account.

Cash Flows

Three months ended March 31, 2006 Compared to Three months ended March 31, 2005. Net cash provided by operating activities for the three months ended March 31, 2006 and 2005 was $7.5 million and $2.5 million, respectively. This increase in cash provided by operating activities resulted primarily from an increase in net income and a decrease in working capital needs for the three months ended March 31, 2006 as compared to the same period in 2004.

Net cash used in investing activities was $0.7 million for the three months ended March 2006 as compared to net cash used in investing activities of $2.6 million for the three months ended March 31, 2005. Cash used in investing activities during each period was primarily for capital expenditures.

Net cash used in financing activities was $6.8 million, a distribution that was made to IP, for the three months ended March 31, 2006 compared to net cash provided by financing activities of $0.1 million, a funding that was provided by IP, for the three months ended March 31, 2005.

Year Ended December 31, 2005 Compared to the Year Ended December 31, 2004.    Net cash provided by operating activities was $25.8 million for the year ended December 31, 2005 as compared to net cash provided by operating activities of $8.7 million for the year ended December 31, 2004. For the year ended December 31, 2005, working capital was impacted primarily by overall improved results of operations and a decrease in inventory and an increase in accrued liabilities.

Net cash used in investing activities was $9.0 million for the year ended December 31, 2005 as compared to net cash used in investing activities of $20.4 million for the year ended December 31, 2004. Net cash used in investing activities for the year ended December 31, 2004 was significantly higher than the same period for 2005 due to the kraft paper conversion project.

Net cash used in financing activities was $16.9 million, a distribution that was made to IP, for the year ended December 31, 2005 compared with net cash provided by financing activities of $11.7 million, a funding that was provided by IP, for the year ended December 31, 2004.

Year Ended December 31, 2004 Compared to the Year Ended December 31, 2003.    Net cash provided by operating activities was $8.7 million for the year ended December 31, 2004 as compared to net cash provided by operating activities of $7.1 million for the year ended December 31, 2003. For the year ended December 31, 2004, working capital was impacted primarily by an increase in inventory, accounts receivable and accrued liabilities.

Net cash used in investing activities was $20.4 million for the year ended December 31, 2004 as compared to net cash used in investing activities of $9.1 million for the year ended December 31, 2003. For the year ended December 31, 2004, approximately $14.3 million was used in the kraft paper conversion project.

Net cash provided by financing activities was $11.7 million, a funding that was provided by IP, for the year ended December 31, 2004 compared to net cash provided by financing activities of $2.0 million, a funding that was provided by IP, for the year ended December 31, 2004.

Contractual Obligations

KPB has contractual obligations that are required to be settled in cash. The amounts of KPB's contractual obligations as of December 31, 2005 are as follows:

	Payments Due by Period
	Total	<1 Year	1-3 Years	4-5 Years	>5 Years
	(in thousands)
Long Term Debt Obligations	$56,245	$1,399	$4,198	$2,798	$47,850
Operating lease obligations	1,367	439	560	212	156
Purchase Obligations	51	51	—	—	—
Pension and other postretirement benefits	47,740	2,387	7,161	4,774	$33,418

Total	$105,403	$4,276	$11,919	$7,784	$81,424

For the year ending December 31, 2006, KPB has budgeted $9.8 million in capital expenditures of which $4.5 million represents environmental capital expenditures to comply with the final Cluster Rule regulations described below under the heading "Environmental Matters," $3.4 million represents maintenance capital expenditures and $1.9 million represents strategic capital expenditures to improve efficiency at the Roanoke Rapids facility. KPB's management expects to fund these capital expenditures from cash generated by its operations.

Impact of Inflation

Since 2003, KPB has been materially impacted by inflation in certain commodity prices and benefits costs. Caustic soda, wood, and energy costs as well as the cost of healthcare benefits have all increased steadily. On the other hand, KPB has also benefited from a significant increase in the market price of its products.

Quantitative and Qualitative Disclosures About Market Risk

Market risk is the risk of loss arising from adverse changes in market rates and prices. The principal market risk to which KPB is exposed is commodity and energy price risk. KPB is exposed to price fluctuations of certain commodities used in production as well as fluctuations in the price of its finished goods. Key raw materials and energy used in the production process include wood, coal, electricity and caustic soda. KPB purchases these raw materials and energy at the market prices, and does not use any forward contracts or other financial instruments to hedge its exposure to price risk related to these commodities. Prices for paper and related products are subject to market conditions. KPB has no long-term contracts to purchase raw materials at fixed prices.

Environmental Matters

KPB's operations are subject to environmental regulation by federal, state, and local authorities in the United States, including requirements that regulate discharge into the environment, waste management, and remediation of environmental contamination. Environmental permits are required for the operation of the KPB's business, and are subject to revocation, modification and renewal. Governmental authorities have the power to enforce compliance with environmental requirements and violators are subject to injunctions, civil penalties and criminal fines. Third parties may also have the right to sue to enforce compliance with such regulations.

On April 15, 1998, the EPA issued final Cluster Rule regulations that established new requirements regarding air emissions and wastewater discharges from pulp and paper mills. KPB is expected to be compliant with the regulations by the compliance deadline of April 30, 2007. The EPA is continuing the development of new programs and standards such as additional wastewater discharge allocations, water intake structure requirements and national ambient air quality standards. KPB's management believes that its operations are in compliance in all material respects with all applicable environmental regulations and is not aware of any pending regulatory agency compliance actions.

Legal Proceedings

KPB has been involved in litigation from time to time in the ordinary course of business. KPB's management is not aware of any outstanding or threatened litigation that would be likely to have a material adverse effect on the operations of Roanoke Rapids or Ride Rite® Converting.

Critical Accounting Policies

KPB's discussion and analysis of its financial condition and results of operations for the purposes of this proxy statement are based upon its historical consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America.

KPB's significant accounting policies are summarized in Note 2 to its historical consolidated financial statements, and the following summaries should be read in conjunction with the historical consolidated financial statements and related notes contained elsewhere herein. While all accounting policies affect the financial statements, certain policies may be viewed as critical. Critical accounting policies are those that are most important to the presentation of the financial statements and results of operations and that require KPB's management's most subjective or complex judgments and estimates. KPB's management believes the policies that fall within this category are annual maintenance costs, concentration of credit risk, asset retirement obligations, impairment of long-lived assets, income taxes, and environmental costs and obligations.

Annual Maintenance Costs.    Annual maintenance costs for major planned maintenance shutdowns in excess of $1.0 million are expensed ratably over the year in which the maintenance shutdowns occur since KPB's management believes that operations benefit throughout the year from the maintenance work performed. These costs, including manufacturing variances and out-of-pocket costs that are directly related to the shutdown, are fully expensed in the year of the shutdown with no accrued amounts remaining at year-end. Other maintenance costs are expensed as incurred. The actual costs for major planned maintenance shutdowns may vary from management's estimates, thus results of operations for the periods following the shutdown may be impacted by the variance.

Concentrations of Credit Risk.    Financial instruments that potentially expose KPB to concentrations of credit risk, as defined by Statement of Financial Accounting Standards, or SFAS, No. 105, Disclosure of Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk, consist primarily of trade accounts receivable. KPB establishes its allowance for doubtful accounts based upon factors surrounding the credit risks of specific customers, historical trends, and other information. Since KPB historically has not reserved a large amount for allowance for doubtful accounts due to its customers' favorable credit overall, KPB's allowance for doubtful accounts may be insufficient in case of a major customer's default on its contracts with KPB. Reserves are made when analysis of customer payment history leads KPB's management to believe that the payment in full is questionable.

Asset Retirement Obligations.    In accordance with the provision of SFAS No. 143, Accounting for Asset Retirement Obligations, adopted effective January 1, 2003, a liability and an asset are recorded equal to the present value of the estimated costs associated with the retirement of long-lived assets where a legal or contractual obligation exists. The liability is accreted over time and the asset is depreciated over its useful life. KPB's asset retirement obligation under this standard relates to closure costs for landfills. Revisions to the liability could occur due to changes in the estimated costs or timing of closure, or possible new federal or state regulations affecting the closure.

Impairment of Long-Lived Assets.    Long-lived assets are reviewed for impairment upon the occurrence of events or changes in circumstances that indicate that the carrying value of the assets may not be recoverable, as measured by comparing their net book value to the estimated undiscounted future cash flows generated by their use. Impaired assets are recorded at estimated fair value, determined principally using discounted cash flows, which may not accurately reflect the actual value of the asset.

Income Taxes.    KPB's results of operations are included in the income tax returns of IP. For the operating results included in the IP income tax returns, a charge in lieu of income taxes has been allocated by IP to KPB, representing a portion of IP's consolidated tax provision. This tax rate considers IP's federal rate and the state tax apportionment of the various states in which the KPB operates. The rate may be different than that determined if KPB were an incorporated entity computing its taxes on a separate return basis.

Environmental Costs and Obligations.    Costs associated with environmental obligations, such as remediation or closure costs, are accrued when such costs are probable and reasonably estimable. Such accruals are adjusted as further information develops or circumstances change. Costs of future expenditures for environmental obligations are discounted to their present value when the expected cash flows are reliably determinable.

Recent Accounting Developments

Accounting for Conditional Asset Retirement Obligations.    In March 2005, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 47, Accounting for Conditional Asset Retirement Obligations. This Interpretation clarifies that the term, "conditional asset retirement obligation" as used in FASB Statement No. 143 and refers to the fact that a legal obligation to perform an asset retirement activity is unconditional even though uncertainty exists about the timing and/or method of settlement. Uncertainty about the timing and/or method of settlement of a conditional asset retirement obligation should be factored into the measurement of the liability when sufficient information exists to make a reasonable estimate of the fair value of the obligation.

KPB adopted the provisions of this interpretation in the fourth quarter of 2005 with no material effect on its combined financial statements. KPB's principal conditional asset retirement obligations relate to the potential future closure or redesign of certain of its production facilities. In connection with any such activity, it is possible that KPB may be required to take steps to remove certain materials from the facilities, or to remediate in accordance with federal and state laws that govern the handling of certain hazardous or potentially hazardous materials. Applicable regulations and standards provide that the removal of certain materials would only be required if the facility were to be demolished or underwent major renovations. At this time, any such obligations have an indeterminate settlement date, and KPB believes that adequate information does not exist to apply an expected-present-value technique to estimate any such potential obligations. Accordingly, KPB does not record a liability for such remediation until a decision is made that allows reasonable estimation of the timing of such remediation.

Accounting for Changes and Error Corrections.    In May 2005, the FASB issued SFAS No. 154, Accounting for Changes and Error Corrections, which changes the requirements for the accounting and reporting of a change in accounting principle. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. This statement does not change the transition provisions of any existing accounting pronouncements, including those that are in a transition phase as of the effective date of the statement.

Accounting for Exchanges of Non-monetary Assets.    In December 2004, the FASB issued SFAS No. 153, Exchanges of Non-monetary Assets, an Amendment of APB Opinion No. 29, that replaces the exception from fair value measurement in APB Opinion No. 29, Accounting for Non-monetary Transactions, for non-monetary exchanges of similar productive assets with a general exception from fair value measurement for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is to be applied prospectively and is effective for non-monetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of SFAS No. 153 in 2006 did not have a material impact on its combined financial statements.

Inventory Costs.    In November 2004, the FASB issued SFAS No. 151, Inventory Costs, an amendment of ARB No. 43, Chapter 4, ("SFAS No. 151") which requires that abnormal amounts of idle facility expense, freight, handling costs, and wasted material be recognized as current-period charges. This Statement also introduces the concept of "normal capacity" and requires the allocation of fixed production overhead to inventory based on the normal capacity of the production facilities. Unallocated overhead must be recognized as an expense in the period in which it is incurred. This Statement will be effective for inventory costs incurred during fiscal years beginning after June 15, 2005. The adoption of SFAS No. 151 did not have a material impact on its results of operations, cash flows, and financial position.

Costs Associated with Exit or Disposal Activities.    In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. The Statement changed the measurement and timing of recognition for exit costs, including restructuring charges, and was effective for activities initiated after December 31, 2002. It required that a liability for costs associated with an exit or disposal activity, such as one-time termination benefits, be recognized when the liability is incurred, rather than at the date of a company's commitment to an exit plan. It had no effect on charges recorded for exit activities begun prior to December 31, 2002. KPB adopted this standard effective January 1, 2003, with no material effect on its results of operations, cash flows, and financial position.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of                 , 2006, certain information regarding beneficial ownership of our common stock by each person who is known by Stone to beneficially own more than 5% of Stone's common stock. The table also identifies the stock ownership of each of Stone's directors, each of Stone's officers, and all directors and officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percentage of Outstanding Common Stock
Roger W. Stone(1)	1,875,000	7.5%
Matthew Kaplan(1)	1,375,000	5.5%
John M. Chapman(2)	750,000	3.0%
Jonathan R. Furer(3)	750,000	3.0%
Muhit U. Rahman(4)	750,000	3.0%
Amaranth LLC(5)	2,089,800	8.4%
Amaranth Advisors L.L.C.(5)	2,089,800	8.4%
Nicholas M. Maounis(5)	2,089,800	8.4%
Sapling, LLC(6)	1,437,726	5.8%
Fir Tree Recovery Master Fund, L.P.(6)	708,774	2.8%
Elm Ridge Capital Management LLC(7)	1,980,000	7.9%
Ronald Gutfleish(7)	1,980,000	7.9%
All directors and executive officers as a group (5 individuals)	5,500,000	22.0%

* Does not include shares of common stock issuable upon exercise of warrants that are not exercisable in the next 60 days.

(1) The business address of each of such individuals is c/o Stone Kaplan Investments, LLC, One Northfield Plaza, Suite 480, Northfield, IL 60093.

(2) The business address of such individual is c/o Arcade Partners LLC, 62 LaSalle Road, Suite 304, West Hartford, CT 06107.

(3) The business address of such individual is 45 Park St., Tenafly, NJ 07670.

(4) The business address of such individual is 8550 Willow Run Court, Cincinnati, OH 45243

(5) Derived from a Schedule 13G/A filed on February 10, 2006 by Amaranth LLC, Amaranth Advisors LLC and Nicholas M. Maounis (the "Reporting Persons"), supplementing and amending a jointly filed Schedule 13G on September 19, 2005. As reported in the Schedule 13G/A, the Reporting Persons share voting and dispositive power over the shares of Common Stock. Amaranth Advisors LLC is the trading advisor for Amaranth LLC and has been granted investment discretion over portfolio investments, including shares of the Company's common stock held by it. Mr. Maounis is managing member of Amaranth Advisors and may, by virtue of his position, be deemed to have power to direct the vote and disposition of the common stock held by Amaranth.

(6) Derived from a jointly filed Schedule 13G on August 25, 2005 by Sapling, LLC and Fir Tree Recovery Master fund, L.P. Fir Tree, Inc., a New York corporation, is the investment manager of both Sapling and Fir Tree Recovery.

(7) Derived from a Schedule 13G filed on August 26, 2005 by Elm Ridge Capital Management LLC and Ronald Gutfleish. As reported in the Schedule 13G, Elm Ridge and Mr. Gutfleish share voting and dispositive power over the shares of Common Stock. As reported in the Schedule 13G, Mr. Gutfleish is the managing member of two limited liability companies which each manage one or more private investment funds that hold the Company's shares of common stock. Mr. Gutfleish disclaims beneficial ownership in the common stock, except to the extent of his pecuniary interest therein.

EXECUTIVE COMPENSATION

Until the consummation of the acquisition, no executive officer of Stone will receive any cash compensation for services rendered. Stone pays, and until the acquisition is consummated, will pay Stone-Kaplan Investments LLC, an affiliate of Roger Stone and Matthew Kaplan, a fee of $7,500 per month for providing Stone with certain administrative, technology and secretarial services, as well as the use of certain limited office space in Northfield, IL. A portion of this fee is paid to Arcade Partners LLC, an affiliate of John Chapman, Jonathan Furer and Muhit Rahman, for overhead costs incurred on Stone's behalf. Other than this $7,500 per-month fee, no compensation of any kind, including finder's and consulting fees, is paid to any of Stone's officers or directors, or any of their respective affiliates, for services rendered prior to or in connection with a business combination. Following the acquisition, the executive officers and directors will be compensated in such manner, and in such amounts, as Stone's board of directors may determine to be appropriate. No agreements or plans with respect to such compensation have been entered into, adopted or otherwise agreed upon by Stone.

Stone's officers and directors are reimbursed for any out-of-pocket expenses incurred in connection with activities on Stone's behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than Stone's board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Stone has not granted any stock options or stock appreciation rights or any awards under long-term incentive plans.

PRICE RANGE OF SECURITIES AND DIVIDENDS

Stone's common stock, warrants and units are currently quoted on the Over-the-Counter Bulletin Board under the symbols "SCDE," "SCDEW" and "SCDEU," respectively. On June 23, 2006, the last day for which information was available prior to the date of the public announcement of the signing of the Stock Purchase Agreement, the last quoted sale prices of SCDE, SCDEW and SCDEU were $5.53, $6.26 and $0.42, respectively. Each unit of Stone consists of one share of Stone common stock and two redeemable common stock purchase warrants. Stone warrants became separable from Stone common stock on September 14, 2005. Each warrant entitles the holder to purchase from Stone one share of common stock at an exercise price of $5.00 commencing the later of the completion of the KPB acquisition or August 15, 2006. The Stone warrants will expire at 5:00 p.m., New York City time, on August 15, 2009, or earlier upon redemption. Prior to August 16, 2005, there was no established public trading market for our common stock.

Stone does not currently have any authorized or outstanding equity compensation plans.

The following table sets forth, for the calendar quarter indicated, the quarterly high and low bid information of Stone's common stock as reported on the OTC Bulletin Board. The quotations listed below reflect interdealer prices, without retail markup, markdown or commission, and may not necessarily represent actual transactions:

	Common Stock		Warrants		Units
	High	Low	High	Low	High	Low
2005
Third Quarter (commencing August 16)	$5.35	$5.00	$0.58	$0.35	$6.40	$5.95
Fourth Quarter	$5.40	$5.23	$0.59	$0.39	$6.50	$6.05
2006
First Quarter	$5.80	$5.32	$0.74	$0.37	$7.30	$6.10
Second Quarter (April 1—June 30)	$5.67	$5.45	$0.67	$0.40	$6.95	$6.20

Holders of Common Equity

As of                          , 2006, there were six holders of record of our common stock.

Dividends

Stone has not paid any dividends on its common stock to date and does not intend to pay dividends prior to the completion of the acquisition. Upon completion of the acquisition of KPB, future dividend policies will be determined by Stone's board of directors based on Stone's earnings, financial condition, capital requirements and other then existing conditions. It is anticipated that cash dividends will not be paid to the holders of Stone's common stock in the foreseeable future.

QUOTATION OR LISTING

Stone's common stock, warrants to purchase common stock and units consisting of one share of common stock and two warrants to purchase common stock are listed on the Over-the-Counter Bulletin Board under the symbols "SCDE", "SCDEW" and "SCDEU", respectively.

TRANSFER AGENT AND REGISTRAR

The Transfer Agent and Registrar for the shares of Stone common stock, warrants and units is Continental Stock Transfer & Trust Company.

STOCKHOLDER PROPOSALS

Stone's 2006 annual meeting of stockholders is expected to be held on or about                          , 2006 unless the date is changed by the board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the 2006 annual meeting, pursuant to Rule 14a-8 ("Rule 14a-8"), as promulgated under the Securities Exchange Act of 1934, as amended, and under Stone's by-laws you must give timely notice of the proposal, in writing, along with any supporting materials to our secretary at Stone's principal office in Northfield, IL. To be timely, the notice has to be received by                          , 2006. As to any proposal submitted for presentation at the 2006 annual meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the 2006 annual meeting will be entitled to exercise discretionary authority on that proposal unless Stone receives notice of the matter on or before             , 2006.

WHERE YOU CAN FIND MORE INFORMATION

Stone files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended.

You may read and copy reports, proxy statements and other information filed by Stone with the Securities and Exchange Commission at the Securities and Exchange Commission public reference room located at Headquarters Office, 100 F Street, N.E., Room 1580, Washington, DC 20549.

You may obtain information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, Headquarters Office, 100 F Street, N.E., Room 1580, Washington, DC 20549.

Stone files its reports, proxy statements and other information electronically with the Securities and Exchange Commission. You may access information on Stone at the Securities and Exchange Commission web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this document, or any annex to this document, are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this document.

All information contained in this document relating to Stone has been supplied by Stone, and all such information relating to KPB has been supplied by IP. Information provided by either of us does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this document, or if you have questions about the acquisition, you should contact:

Morrow & Co., Inc.
470 West Avenue, 3rd Floor
Stamford, CT 06902
stone.info@morrowco.com

INDEX TO FINANCIAL STATEMENTS

Page
STONE ARCADE ACQUISITION CORPORATION FINANCIAL STATEMENTS
As of March 31, 2006 and December 31, 2005 and For the Three Months Ended March 31, 2006 and Accumulated April 15, 2005 (Date of Inception) through March 31, 2006
Condensed Balance Sheet at March 31, 2006 (Unaudited)	F-2
Condensed Statement of Operations (Unaudited)	F-3
Condensed Statement of Cash Flows (Unaudited)	F-4
Notes to Condensed Unaudited Financial Statements	F-5
As of December 31, 2005 and For the Period from April 15, 2005 (Date of Inception) through December 31, 2005
Report of Independent Registered Public Accounting Firm	F-8
Balance Sheet at December 31, 2005	F-9
Statement of Operations	F-10
Statement of Changes in Stockholders' Equity	F-11
Statement of Cash Flows	F-12
Notes to Financial Statements	F-13
KRAFT PAPERS BUSINESS, A DIVISION OF INTERNATIONAL PAPER COMPANY, FINANCIAL STATEMENTS
As of March 31, 2006 and December 31, 2005 and For the Three Months ended March 31, 2006
Condensed Combined Balance Sheet at March 31, 2006 (Unaudited)	F-17
Condensed Combined Statement of Operations (Unaudited)	F-18
Condensed Combined Statement of Cash Flows (Unaudited)	F-19
Condensed Notes to Combined Unaudited Financial Statements	F-20
As of December 31, 2005 and 2004 and For the Years Ended December 31, 2005, 2004 and 2003
Independent Auditors' Report	F-25
Combined Balance Sheets	F-26
Combined Statements of Operations	F-27
Combined Statements of Cash Flows	F-28
Notes to Combined Financial Statements	F-29

STONE ARCADE ACQUISITION CORPORATION
(a development stage company)

CONDENSED BALANCE SHEET

	March 31, 2006	December 31, 2005
	(unaudited)
Assets
Current assets:
Cash	$2,614,317	$2,157,611
Cash and investments, held in trust	112,574,790	111,965,034
Prepaid expenses	77,325	128,875

Total current assets	115,266,432	114,251,520
Deferred income taxes	126,676	54,094

Total assets	$115,393,108	$114,305,614

Liabilities and Stockholders' Equity
Current liabilities:
Accrued expenses	$613,580	$136,338
Deferred income taxes	9,351	90,521

Total current liabilities	622,931	226,859
Common stock, subject to possible redemption—3,998,000 shares	22,159,715	22,159,715
Interest income attributable to common stock subject to possible redemption (net of taxes of $177,790 and $97,601, respectively)	345,121	189,462

	22,504,836	22,349,177
Commitments and contingencies (Note E)
Stockholders' equity:
Preferred stock—$.0001 par value; 1,000,000 shares authorized; 0 shares issued and outstanding	—	—
Common stock—$.0001 par value, 175,000,000 shares authorized; 25,000,000 shares issued and outstanding (including 3,998,000 shares of common stock subject to possible redemption)	2,500	2,500
Additional paid-in capital	91,098,761	91,098,761
Income accumulated during the development stage	1,164,080	628,317

Total stockholders' equity	92,265,341	91,729,578

Total liabilities and stockholders' equity	$115,393,108	$114,305,614

See notes to condensed unaudited financial statements.

STONE ARCADE ACQUISITION CORPORATION
(a development stage company)

CONDENSED STATEMENT OF OPERATIONS
(unaudited)

	Three Months Ended March 31, 2006	Accumulated Inception Through March 31, 2006
Cost and expenses:
Operating expenses	$154,457	$375,557
Other income:
Bank interest	27,235	51,359
Interest income	1,179,830	2,615,864

Total other income	1,207,065	2,667,223

Income before provision for income taxes	1,052,608	2,291,666
Provision for income taxes:
Current	494,871	899,790
Deferred	(133,685)	(117,325)

Total provision for income taxes	361,186	782,465

Net income	691,422	1,509,201
Deferred interest, net of taxes, attributable to common stock subject to possible redemption	(155,659)	(345,121)

Net income allocable to holders of non-redeemable common stock	$535,763	$1,164,080

Weighted-average number of shares outstanding:
Basic	25,000,000	17,800,000

Diluted	28,768,116	19,783,764

Earnings per share:
Basic	$0.03	$0.08

Diluted	$0.02	$0.08

Weighted-average number of shares outstanding exclusive of shares subject to possible redemption:
Basic	21,002,000	15,241,280

Diluted	24,770,116	17,225,044

Earnings per share exclusive shares and related deferred interest subject to possible redemption:
Basic	$0.03	$0.08

Diluted	$0.02	$0.07

See notes to condensed unaudited financial statements.

STONE ARCADE ACQUISITION CORPORATION
(a development stage company)

CONDENSED STATEMENT OF CASH FLOWS
(unaudited)

	Three Months Ended March 31, 2006	Accumulated Inception Through March 31, 2006
Operating activities
Net income	$691,422	$1,509,201
Changes in:
Interest receivable on short-term investments	238,734	(27,505)
Prepaid expenses	51,550	(77,325)
Accrued expenses	477,242	633,647
Deferred income taxes	(153,752)	(137,392)

Net cash provided by operating activities	1,305,196	1,900,626
Investing activities
Purchase of US government securities held in trust	(451,089,490)	(1,007,854,499)
Maturities of US government securities held in trust	450,241,000	895,307,214

Net cash used in investing activities	(848,490)	(112,547,285)
Cash flows provided by financing activities
Proceeds from public offering, net of expenses	—	113,235,876
Proceeds from sale of common stock to founding shareholders	—	25,000
Proceeds from notes payable to stockholders	—	200,000
Repayment of notes to stockholders	—	(200,000)
Proceeds from issuance of underwriters' option	—	100

Net cash provided by financing activities	—	113,260,976
Net increase in cash	456,706	2,614,317
Cash—beginning of period	2,157,611	—

Cash—end of period	$2,614,317	$2,614,317

See notes to condensed unaudited financial statements.

STONE ARCADE ACQUISITION CORPORATION
(a development stage company)

NOTES TO CONDENSED UNAUDITED FINANCIAL STATEMENTS

Note A.    Basis of Presentation, Use of Estimates and Reclassifications

The accompanying unaudited financial statements have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all normal recurring adjustments considered necessary for a fair presentation have been included. The results of operations for the three month period ended March 31, 2006 are not necessarily indicative of the results to be expected for the year ending December 31, 2006.

The condensed balance sheet at December 31, 2005 has been derived from the audited consolidated financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

For further information, refer to the financial statements and footnotes thereto included in Stone Arcade Acquisition Corporation's annual report on Form 10-K for the year ended December 31, 2005.

Note B.    Organization, Business Operations and Subsequent Events

Stone Arcade Acquisition Corporation was incorporated in Delaware on April 15, 2005. The Company was formed to serve as a vehicle for the acquisition through a merger, capital stock exchange, asset acquisition, or other similar business combination (Business Combination) of an operating business in the paper, packaging, forest products and related industries. The Company has neither engaged in any operations nor generated operating revenue. The Company is considered to be in the development stage and is subject to the risks associated with activities of development stage companies. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company's initial public offering (the Offering) was declared effective on August 15, 2005. The Company consummated the Offering on August 19, 2005 and received net proceeds of approximately $113,236,000. The Company's management has broad discretion with respect to the specific application of the net proceeds of the Offering (as described in Note C), although substantially all of the net proceeds of the Offering are intended to be generally applied toward a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Of the net proceeds, $112,574,790, including interest earned of $2,615,864, less operating expenses and taxes, is being held in a trust account (Trust Fund) and invested in government securities until the earlier of: (i) the consummation of the first Business Combination or (ii) the distribution of the Trust Fund as described below.

The interest income is subject to additional taxes incurred, but not yet paid, as of March 31, 2006. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that holders of 20 percent or more of the shares issued in the Offering vote against the Business Combination and elect to redeem their shares, the Business Combination will not be consummated. If a majority of the shares voted at the meeting by public stockholders are voted in favor of the Business Combination and holders of less than 20 percent of the shares issued in the Offering vote against the Business Combination and elect to have their shares redeemed, the Business Combination will be consummated and the shares of such holders will be redeemed at the net offering price, approximately $5.54, plus interest income allocable to such shares, net of income taxes. The number of shares subject to possible redemption is approximately 3,998,000. At March 31, 2006, the Company has classified approximately $22,504,836 of the net proceeds from the Offering inclusive of interest, but net of taxes, as common stock subject to possible redemption in the accompanying balance sheet.

In the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied (the Acquisition period), the proceeds held in the Trust Fund will be distributed to the Company's public stockholders, excluding the persons who were stockholders prior to the Offering (the Founding Stockholders) to the extent of their initial stock holdings. However, the Founding Stockholders will participate in any liquidation distribution with respect to any shares of common stock they acquired in connection with or following the Offering. In the event of such distribution, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units in the Offering discussed in Note C).

Note C.    Initial Public Offering

On August 19, 2005, the Company sold 20,000,000 units (Units). Each Unit consisted of one share of the Company's common stock, $.0001 par value, and two warrants (Warrants). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00. Each warrant is exercisable on the later of: (a) the completion of a Business Combination or (b) August 15, 2006, and expires on August 15, 2009. The Warrants are redeemable at a price of $.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given.

In connection with the Offering, the Company paid the underwriters an underwriting discount of five percent of the gross proceeds of the Offering. The Company also issued for $100 an option to the representative of the underwriters to purchase up to a total of 1,000,000 units at a price of $7.50 per unit. The units issuable upon the exercise of this option are identical to those offered in the prospectus, except that the exercise price of the warrants included in the underwriters' purchase option is $6.25. This option is exercisable commencing on the later of the consummation of a business combination or one year from the date of the Offering, expires five years from the date of the Offering, and may be exercised on a cashless basis. The option may not be sold, transferred, assigned, pledged or hypothecated until August 16, 2006. However, the option may be transferred to any underwriter and selected dealer participating in the Offering and their bona fide officers or partners.

The holders of the option have demand and piggy-back registration rights under the Securities Act for periods of five and seven years, respectively, from the date of the Offering with respect to registration of the securities directly and indirectly issuable upon exercise of the option. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances, including issuances of a stock dividend, recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances at a price below its exercise price.

The Company has estimated, based upon a Black Scholes model, that the fair value of the purchase option on the date of sale was approximately $980,000. The Company accounted for this purchase option, inclusive of the receipt of the $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders' equity. Accordingly there was no impact in the Company's financial position or results of operations except for the recording of the $100 proceeds from the sale.

In accordance with a commitment entered into in connection with the Offering, the Founding Stockholders have purchased 3,500,000 warrants in the public marketplace. They have further agreed that warrants purchased by them or their affiliates will not be sold or transferred until the completion of a Business Combination.

Note D.    Related-Party Transactions

The Company has agreed to pay Stone-Kaplan Investments, LLC, an entity where certain of the Founding Stockholders serve in executive capacities, an administrative fee of $7,500 per month for office space and general and administrative services from August 15, 2005 through the acquisition date of a target business. Stone-Kaplan Investments LLC has agreed to pay a portion of the aforementioned administration fee to Arcade Partners LLC, a company where certain of the Founding Stockholders serve in executive capacities. From time to time the Company retains the services of White Oak Aviation, a company solely owned by certain Founding Stockholders. For the quarter ended March 31, 2006, the amount paid to this entity was $22,500.

The Founding Stockholders have agreed with the Company and the underwriters that if the Company liquidates prior to the consummation of a Business Combination, they will be personally liable to pay debts and obligations to vendors that are owed money by the Company for services rendered or products sold to us in excess of the net proceeds not held in the trust account at that time.

Note E.    Commitments and Contingencies

The Company has engaged the representative of the underwriters to act as its investment banker in connection with a Business Combination. The Company has agreed to pay the representative a cash fee of $1,200,000 at the closing of the Business Combination for assisting the Company in structuring and negotiating the terms of the transaction.

Note F.    Common Stock Reserved for Issuance

At March 31, 2006, 43,000,000 shares of common stock were reserved for issuance upon exercise of warrants and the underwriter's option.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Stone Arcade Acquisition Corporation

We have audited the accompanying balance sheet of Stone Arcade Acquisition Corporation (a development stage company) (the "Company") as of December 31, 2005 and the related statements of operations, changes in stockholders' equity and cash flows for the period from April 15, 2005 (date of inception) through December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stone Arcade Acquisition Corporation as of December 31, 2005 and the results of its operations and its cash flows for the period from April 15, 2005 (date of inception) through December 31, 2005 in conformity with U.S. generally accepted accounting principles.

/s/ Eisner LLP Eisner LLP
New York, New York March 9, 2006

STONE ARCADE ACQUISITION CORPORATION
(a development stage company)

BALANCE SHEET

December 31, 2005

ASSETS
Current assets:
Cash	$2,157,611
Short-term investments held in trust fund (including interest receivable of $266,239) (fair value $112,001,836)	111,965,034
Prepaid insurance	122,500
Other prepaid expenses	6,375

Total current assets	114,251,520
Deferred income tax benefits	54,094

Total assets	$114,305,614

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accrued expenses	$76,486
Income tax payable—current	59,852
Deferred income tax	90,521

Total current liabilities	226,859

Common stock, subject to possible redemption—3,998,000 shares	22,159,715
Interest income attributable to common stock subject to possible redemption (net of taxes of $97,601)	189,462

Total common stock, subject to possible redemption	22,349,177

Commitments and contingencies (Note G)
Stockholders' equity:
Preferred stock—$.0001 par value; 1,000,000 shares authorized; 0 shares issued and outstanding
Common stock—$.0001 par value; 175,000,000 shares authorized; 25,000,000 shares issued and outstanding (including 3,998,000 shares subject to possible redemption)	2,500
Additional paid-in capital	91,098,761
Income accumulated during the development stage	628,317

Total stockholders' equity	91,729,578

Total liabilities and stockholders' equity	$114,305,614

See notes to financial statements.

STONE ARCADE ACQUISITION CORPORATION
(a development stage company)

STATEMENT OF OPERATIONS

For the Period From April 15, 2005 (Date of Inception) Through December 31, 2005

Expenses:
Operating costs	$221,100
Other income:
Bank interest	24,124
Interest on cash and short term investments held in trust	1,436,034

Total other income	1,460,158

Income before provision for income taxes	1,239,058
Provision for income taxes:
Current	(384,852)
Deferred	(36,427)

Net income for the period	817,779
Interest income attributable to common stock subject to possible redemption (net of taxes of $97,601)	(189,462)

Net income allocable to common stockholders not subject to possible redemption	$628,317

Weighted average number of shares outstanding:
Basic	15,307,692

Diluted	16,547,715

Net income per share:
Basic	$.05

Diluted	$.05

Weighted average number of shares outstanding exclusive of shares subject to possible redemption:
Basic	13,247,185

Diluted	14,487,208

Net income per share subject to possible redemption:
Basic	$.05

Diluted	$.04

See notes to financial statements.

STONE ARCADE ACQUISITION CORPORATION
(a development stage company)

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

For the Period From April 15, 2005 (Date of Inception) Through December 31, 2005

	Common Stock			Income Accumulated During the Development Stage
			Additional Paid-In Capital
	Shares	Amount			Total
Balance—April 15, 2005 (date of inception)	0	$0	$0	$0	$0
Initial capital from founding stockholders	5,000,000	500	24,500		25,000
Sale of 20,000,000 units and underwriter's option (including 3,998,000 shares of common stock subject to possible redemption), net of underwriter's discount and offering expenses	20,000,000	2,000	113,233,976		113,235,976
Reclassification as a result of 3,998,000 shares of common stock being subject to possible redemption			(22,159,715)		(22,159,715)
Accretion of trust fund relating to common stock subject to possible redemption				(189,462)	(189,462)
Net income for the period				817,779	817,779

Balance—December 31, 2005	25,000,000	$2,500	$91,098,761	$628,317	$91,729,578

See notes to financial statements.

STONE ARCADE ACQUISITION CORPORATION
(a development stage company)

STATEMENT OF CASH FLOWS

For the Period From April 15, 2005 (Date of Inception) Through December 31, 2005

Cash flows used in operating activities:
Net income	$817,779
Changes in:
Prepaid insurance	(122,500)
Interest receivable on short-term investments	(266,239)
Other prepaid expenses	(6,375)
Accrued expenses	76,486
Income taxes payable—current	59,852
Income taxes payable—deferred	36,427

Net cash provided by operating activities	595,430

Cash flows used in investing activities:
Purchase of U.S. Government Securities held in Trust Fund	(556,765,009)
Maturities of U.S. Government Securities held in Trust Fund	445,066,214

Net cash used in investing activities	(111,698,795)

Cash flows provided by financing activities:
Proceeds from public offering, net of expenses	113,235,876
Proceeds from sale of common stock to founding stockholders	25,000
Proceeds from notes payable to stockholders	200,000
Repayment of notes to stockholders	(200,000)
Proceeds from issuance of underwriter's option	100

Net cash provided by financing activities	113,260,976

Net increase in cash	2,157,611
Cash—beginning of period	0

Cash—end of period	$2,157,611

Supplemental disclosure of noncash activities:
Reclassification of common stock subject to possible redemption	$22,159,715
Accretion of trust fund relating to common stock subject to possible redemption	189,462
Cash paid during the period:
Federal income taxes	$325,000

See notes to financial statements.

STONE ARCADE ACQUISITION CORPORATION
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

Note A.    Organization, Business Operations and Subsequent Events

Stone Arcade Acquisition Corporation (the "Company") was incorporated in Delaware on April 15, 2005. The Company was formed to serve as a vehicle for the acquisition through a merger, capital stock exchange, asset acquisition, or other similar business combination ("Business Combination") of an operating business in the paper, packaging, forest products and related industries. The Company has neither engaged in any operations nor generated operating revenue. The Company is considered to be in the development stage and is subject to the risks associated with activities of development stage companies. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company's initial public offering (the "Offering") was declared effective on August 15, 2005. The Company consummated the Offering on August 19, 2005 and received net proceeds of approximately $113,236,000. The Company's management has broad discretion with respect to the specific application of the net proceeds of the Offering (as described in Note C), although substantially all of the net proceeds of the Offering are intended to be generally applied toward a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Of the net proceeds, $111,965,034 including interest received and accrued less estimated tax payments of $325,000 is being held in a trust account ("Trust Fund") and invested in government securities until the earlier of (i) the consummation of the first Business Combination or (ii) the distribution of the Trust Fund as described below. The interest income is subject to additional taxes incurred, but not yet paid, as of December 31, 2005. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that holders of 20 percent or more of the shares issued in the Offering vote against the Business Combination and elect to redeem their shares, the Business Combination will not be consummated. If holders of less than 20 percent of the shares issued in the Offering vote against the Business Combination and elect to have their shares redeemed, the Business Combination will be consummated and the shares of such holders will be redeemed at the net offering price, $5.54, plus interest income allocable to such shares, net of income taxes. The number of shares subject to possible redemption is 3,998,000. At December 31, 2005, the Company has classified $22,349,177 of the net proceeds from the Offering plus interest, but net of taxes, as common stock subject to possible redemption in the accompanying balance sheet.

In the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied (the "Acquisition period"), the proceeds held in the Trust Fund will be distributed to the Company's public stockholders, excluding the persons who were stockholders prior to the Offering (the "Founding Stockholders") to the extent of their initial stock holdings. However, the Founding Stockholders will participate in any liquidation distribution with respect to any shares of common stock they acquired in connection with or following the Offering. In the event of such distribution, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units in the Offering discussed in Note C).

Note B.    Summary of Significant Accounting Policies

[1]
Cash and cash equivalents:

  All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

[2]
Earnings per common share:

  Basic income per share is based on the weighted average number of common shares outstanding during the period. Diluted income per share reflects the potential dilution assuming common shares were issued upon the exercise of outstanding in-the-money warrants and the proceeds thereof were used to purchase common shares at the average market price during the period.

[3]
Use of estimates:

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.

[4]
Income taxes:

  Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. Deferred tax assets and liabilities are measured using tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Note C.    Initial Public Offering

On August 19, 2005, the Company sold 20,000,000 units ("Units"). Each Unit consisted of one share of the Company's common stock, $.0001 par value, and two warrants ("Warrants"). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00. Each warrant is exercisable on the later of (a) the completion of a Business Combination or (b) August 15, 2006, and expires on August 15, 2009. The Warrants are redeemable at a price of $.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given.

In connection with the Offering, the Company paid the underwriters an underwriting discount of 5 percent of the gross proceeds of the Offering. The Company also issued for $100 an option to the representative of the underwriters to purchase up to a total of 1,000,000 units at a price of $7.50 per unit. The units issuable upon the exercise of this option are identical to those offered in the prospectus, except that the exercise price of the warrants included in the underwriters' purchase option is $6.25. This option is exercisable commencing on the later of the consummation of a business combination or one year from the date of the Offering, expires five years from the date of the Offering, and may be exercised on a cashless basis. The option may not be sold, transferred, assigned, pledged or hypothecated until August 16, 2006. However, the option may be transferred to any underwriter and selected dealer participating in the Offering and their bona fide officers or partners.

The holders of the option have demand and piggy-back registration rights under the Securities Act for periods of five and seven years, respectively, from the date of the Offering with respect to registration of the securities directly and indirectly issuable upon exercise of the option. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances, including issuances of a stock dividend, recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances at a price below its exercise price.

The Company has estimated, based upon a Black Scholes model, that the fair value of the purchase option on the date of sale was approximately $980,000, using an expected life of four years, volatility of 23.9 percent, and a risk-free rate of 3.93 percent. However, because the Units did not have a trading history, the volatility assumption was based on information available to management. The volatility estimate was derived using five-year historical stock prices for the nine companies in the Standard and Poor's Supercomposite Paper Packaging Index. The Company believes the volatility estimate calculated from this index is a reasonable benchmark to use in estimating the expected volatility of the units; however, the use of an index to estimate volatility may not necessarily be representative of the volatility of the underlying securities. Although an expected life of four years was used in this calculation, if the Company does not consummate a Business Combination within the prescribed time period and liquidates, the option will become worthless.

The Company accounted for this purchase option, inclusive of the receipt of the $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders' equity. Accordingly there was no impact in the Company's financial position or results of operations except for the recording of the $100 proceeds from the sale. In accordance with a commitment entered into in connection with the Offering, the Founding Stockholders have purchased 3,500,000 warrants in the public marketplace. They have further agreed that warrants purchased by them or their affiliates will not be sold or transferred until the completion of a Business Combination.

Note D.    Income Taxes

The provision for income taxes for the period ended December 31, 2005 consists of the following:

Current	$384,852
Deferred	36,427

Total	$421,279

Deferred tax assets and liabilities at December 31, 2005 consist of the following:

Deferred tax assets—start up costs	$54,094
Deferred tax liability—accrued interest receivable	(90,521)

Net deferred tax liability	$(36,427)

Note E.    Notes Payable to Stockholders

The Company issued non-interest bearing unsecured promissory notes to the Founding Stockholders of the Company totaling $200,000 on April 16 and April 25, 2005. The Notes were repaid in accordance with their terms on August 19, 2005 from the proceeds of the Offering.

Note F.    Related-Party Transactions

The Company has agreed to pay Stone-Kaplan Investments, LLC, an entity where certain of the Founding Stockholders serve in executive capacities, an administrative fee of $7,500 per month for office space and general and administrative services from August 15, 2005 through the acquisition date of a target business. Stone-Kaplan Investments LLC has agreed to pay a portion of the aforementioned administration fee to Arcade Partners LLC, a company where certain of the Founding Stockholders serve in executive capacities. From time to time the Company retains the services of White Oak Aviation, a company solely owned by certain Founding Stockholders. For the period from inception to December 31, 2005, the amount paid to this entity was $11,829.

The Founding Stockholders have agreed with the Company and the underwriters that if the Company liquidates prior to the consummation of a Business Combination, they will be personally liable to pay debts and obligations to vendors that are owed money by the Company for services rendered or products sold to us in excess of the net proceeds not held in the trust account at that time.

Note G.    Commitments

The Company has engaged the representative of the underwriters to act as its investment banker in connection with a Business Combination. The Company has agreed to pay the representative a cash fee of $1,200,000 at the closing of the Business Combination for assisting the Company in structuring and negotiating the terms of the transaction.

Note H.    Common Stock Reserved for Issuance

At December 31, 2005, 43,000,000 shares of common stock were reserved for issuance upon exercise of warrants and the underwriter's option.

KRAFT PAPERS BUSINESS—A DIVISION OF
INTERNATIONAL PAPER COMPANY

UNAUDITED CONDENSED COMBINED BALANCE SHEETS

(In thousands of U.S. dollars)

	March 31, 2006	December 31, 2005
ASSETS
CURRENT ASSETS:
Cash	$1	$1
Accounts receivable—net	29,287	27,138
Accounts receivable from International Paper Company—net	2,137	746
Inventories—net	21,603	22,977
Prepaid expenses and other	991	1,247

Total current assets	54,019	52,109
PLANT, PROPERTY, AND EQUIPMENT—Net	209,056	212,997
OTHER ASSETS	4,123	4,222

TOTAL	$267,198	$269,328

LIABILITIES AND DIVISIONAL CONTROL ACCOUNT
LIABILITIES:
Current liabilities:
Accounts payable	$8,712	$8,623
Accrued liabilities	8,740	8,084

Total current liabilities	17,452	16,707
Long-term debt	24,641	24,651
Asset retirement obligations	1,775	1,752

Total liabilities	43,868	43,110
COMMITMENTS AND CONTINGENCIES (Note 12)
DIVISIONAL CONTROL ACCOUNT	223,330	226,218

TOTAL	$267,198	$269,328

See notes to unaudited condensed combined financial statements.

KRAFT PAPERS BUSINESS—A DIVISION OF
INTERNATIONAL PAPER COMPANY

UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS

(In thousands of U.S. dollars)

	Three Months Ended March 31,
	2006	2005
NET SALES	$64,012	$53,278
COSTS AND EXPENSES:
Cost of sales (exclusive of depreciation and amortization)	40,503	32,898
Distribution expenses	5,770	5,146
Depreciation and amortization	4,731	4,854
Selling, general, and administrative expenses	5,685	5,638
Taxes other than income	590	584

OPERATING INCOME	6,733	4,158
INTEREST EXPENSE	334	360

INCOME BEFORE INCOME TAXES	6,399	3,798
INCOME TAX EXPENSE	2,473	1,468

NET INCOME	$3,926	$2,330

See notes to unaudited condensed combined financial statements.

KRAFT PAPERS BUSINESS—A DIVISION OF
INTERNATIONAL PAPER COMPANY

UNAUDITED CONDENSED COMBINED STATEMENTS OF CASH FLOWS

FOR THE QUARTERS ENDED MARCH 31, 2006 AND 2005

(In thousands of U.S. dollars)

	Three Months Ended March 31,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,926	$2,330
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,731	4,854
(Gain)/Loss on disposal of fixed assets	(1)	127
Other—net	64	530
Changes in assets and liabilities:
Accounts receivable—trade	(2,149)	(4,439)
Accounts receivable from/payable to International Paper Company	(1,391)	(686)
Inventories	1,387	(3,897)
Prepaid expenses and other assets	(282)	338
Accounts payable—trade	570	1,513
Accrued liabilities	656	1,791

Net cash provided by operating activities	7,511	2,461

CASH FLOWS FROM INVESTING ACTIVITIES:
Restricted cash and other	539	131
Capital expenditures	(1,236)	(2,718)

Net cash used in investing activities	(697)	(2,587)

CASH FLOWS FROM FINANCING ACTIVITIES—Funding (distributed to) provided by International Paper Company—net	(6,814)	125

CHANGE IN CASH	0	(1)
CASH—Beginning of period	1	2

CASH—End of period	$1	$1

See notes to unaudited condensed combined financial statements.

KRAFT PAPERS BUSINESS—A DIVISION OF
INTERNATIONAL PAPER COMPANY

CONDENSED NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS

AS OF MARCH 31, 2006 AND DECEMBER 31, 2005 AND
FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005

1.    BASIS OF PRESENTATION

The accompanying unaudited condensed combined financial statements as of March 31, 2006, and for the three month periods ended March 31, 2006 and March 31, 2005 present the historical financial position, results of operations and cash flows of the unincorporated Kraft Papers Business—A Division ("Kraft Papers Business" or the "Division") of International Paper Company ("IPCO" or the "Company") and have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). In the opinion of management, such information contains all adjustments consisting only of normal recurring adjustments, necessary for a fair presentation of the results for such periods. All intercompany transactions and balances have been eliminated. The results of operations for the three months ended March 31, 2006, are not necessarily indicative of the results to be expected for the full fiscal year ending December 31, 2006. Certain information and disclosures normally included in the notes to the annual combined financial statements have been condensed or omitted although the Division believes the disclosure is adequate to make the information presented not misleading. The accompanying unaudited condensed combined financial statements should be read in conjunction with the annual combined financial statements and notes thereto for the year ended December 31, 2005.

The Division is operated through two business segments: unbleached kraft paper (Roanoke Rapids, North Carolina) and dunnage bags (Ride Rite Converting; located in Fordyce, Arkansas). The Roanoke Rapids facility produces unbleached pulp and a variety of unbleached kraft paper and containerboard kraftliner ("linerboard") products. The Ride Rite facility converts unbleached kraft paper into inflatable dunnage products.

The accompanying unaudited condensed combined financial statements have been prepared from the separate records maintained by the Kraft Papers Business and include allocations of certain IPCO corporate costs and expenses. The liabilities associated with the IPCO corporate costs and expenses have not been allocated to the Division in the accompanying combined financial statements. These costs and obligations are those of IPCO, not the Division. These liabilities primarily include workers compensation and general liability insurance reserves, payroll taxes and pension, postretirement and post employment liabilities. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 57, Related Party Disclosures, related party transactions cannot be presumed to be carried out on an arm's-length basis as the requisite conditions of competitive, free-market dealing may not exist. These combined financial statements may not necessarily be indicative of the conditions that would have existed, or the results of operations that would have resulted, had the Division been operated as an unaffiliated company.

During the first quarter of 2006, in connection with the evaluation of strategic options for the Division under the previously announced July 19, 2005, Transformation Plan, IPCO determined that a sale of the Division was probable. As of March 31, 2006, IPCO was engaged in exclusive negotiations with a potential buyer of the business (see Note 8). As a result the net assets of the Kraft Papers Business met the criteria of held for sale for IPCO as described in FASB Statement No. 144 ("FASB 144"), Accounting for the Impairment or Disposal of Long-Lived Assets. Accordingly, IPCO performed the impairment test required by FASB 144 using a held for sale classification for the net assets of the Kraft Papers Business. The test indicated a loss of approximately $103 million, based on the estimated sales price of the business less estimated costs to sell. This estimated loss was recognized by IPCO in its March 2006 operating results.

The Kraft Papers Business, which is a component of IPCO, had no plans to sell any of its separate assets at March 31, 2006. Therefore, while an impairment indicator existed at March 31, 2006, and thereby obligated the Kraft

Papers Business to also perform an impairment test, the Kraft Papers Business considered its assets held and used for purposes of its own impairment test. The results of that test indicated no impairment because the undiscounted future cash flows on a held and used basis exceeded the carrying amount of the long-lived assets for the entity. Thus, at March 31, 2006 no impairment has been recognized for the separate Kraft Papers Business assets in the accompanying financial statements.

During the periods presented, the Division was under the control of IPCO. The operating results and financial position of the Division were impacted by the nature of this relationship (see Note 3).

2.    RECENT ACCOUNTING DEVELOPMENTS

Accounting for Exchanges of Non-monetary Assets—In December, 2004, the FASB issued SFAS No. 153, Exchanges of Non-monetary Assets, an Amendment of APB Opinion No. 29, that replaces the exception from fair value measurement in APB Opinion No. 29, Accounting for Non-monetary Transactions, for non-monetary exchanges of similar productive assets with a general exception from fair value measurement for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This Statement is to be applied prospectively and is effective for non-monetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of SFAS No. 153 in 2006 did not have a material impact on its combined financial statements.

Inventory Costs—In November 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 151, Inventory Costs, an amendment of ARB No. 43, Chapter 4, ("SFAS No. 151") which requires that abnormal amounts of idle facility expense, freight, handling costs and wasted material be recognized as current-period charges. This Statement also introduces the concept of "normal capacity" and requires the allocation of fixed production overhead to inventory based on the normal capacity of the production facilities. Unallocated overhead must be recognized as an expense in the period in which it is incurred. This Statement will be effective for inventory costs incurred during fiscal years beginning after June 15, 2005. The adoption of SFAS No. 151 did not have a material impact on its results of operations, cash flows and financial position.

3.    TRANSACTIONS WITH IPCO AND AFFILIATES

Beginning January 1, 2006, the Kraft Papers Business entered into an agreement with IPCO to market certain bleached paper products produced by IPCO and sold to Kraft Papers Business customers in exchange for a commission of approximately 2.5%. Prior to this date, the Division had provided these services without a formal agreement and allocated a portion of the cost of its sales function to IPCO for these services.

Certain services are provided to the Division by IPCO, including corporate management, legal, accounting and tax, treasury, payroll and benefits administration, public warehouse space, risk management, information technology and centralized transaction processing. Expenses for such corporate services are allocated to the Division and totaled $2.5 million and $2.7 million for the three months ended March 31, 2006 and 2005, respectively. These expenses other than allocated warehouse rent are included in selling, general and administrative expenses in the accompanying combined statements of operations. These costs are allocated based on various allocation methods, which management believes are reasonable. These methods include direct consumption, percent of capital employed and number of employees. The allocation method is consistent from year to year; however, as the factors change, the allocation amounts increase or decrease.

Substantially all domestic employees hired prior to July 2004, and retirees of the Division, participate in IPCO's pension plans and are eligible to receive retirement benefits. IPCO allocates service cost to the Division based upon a percent-of-pay for salaried employees and a calculated flat amount for hourly employees. During the three months ended March 31, 2006 and 2005, IPCO allocated periodic pension costs to the Division of approximately $0.5 million and $0.3 million, respectively.

IPCO provides certain retiree healthcare and life insurance benefits to a majority of the Division's salaried employees and certain of the Division's hourly employees. IPCO allocates postretirement benefit costs to the Division based upon a percent-of-pay for salaried employees and a calculated flat amount for hourly employees. During the three months ended March 31, 2006 and 2005, IPCO allocated postretirement benefit costs to the Division of $0.1 million and $0.2 million, respectively.

The Division had net sales to IPCO of approximately $6.2 million and $1.8 million for the three months ended March 31, 2006 and 2005, respectively. The Division had purchases from IPCO of approximately $12.8 million and $11.3 million for the three months ended March 31, 2006 and 2005, respectively, principally for pulpwood.

4.    SUPPLEMENTAL FINANCIAL STATEMENT INFORMATION

Inventories by major category (in thousands of U.S. dollars) include the following:

	March 31, 2006	December 31, 2005
Raw materials	$5,984	$5,776
Work-in-process	615	773
Finished goods	11,355	12,809
Replacement parts and other supplies	3,649	3,619

Inventories	$21,603	$22,977

The following table presents an analysis related to the Division's asset retirement obligations (in thousands of U.S. dollars):

	Three Months Ended March 31,
	2006	2005
Asset retirement obligations—January 1	$1,752	$1,667
Accretion expense	23	21

Asset retirement obligations—March 31	$1,775	$1,688

Total interest expense was $0.3 million for the first three months of 2006 and $0.4 million for the first three months of 2005.

Accumulated depreciation was $242.2 million at March 31, 2006 and $247.1 million at December 31, 2005. The allowance for doubtful accounts was $0.2 million at March 31, 2006 and $0.3 million at December 31, 2005.

5.    INCOME TAXES

The results of operations of the unincorporated Division are included in the income tax returns of IPCO. In the accompanying combined financial statements, the Division has reflected U.S. federal and state income tax expense (benefit) on its gains (losses) based on an allocated rate of 38.64% for the three months ended March 31, 2006 and 2005. The Division settles the current amount due to/from IPCO through the divisional control account.

6.    DIVISIONAL CONTROL ACCOUNT

Kraft Papers operates as a division of IPCO. Accordingly, certain operating, financing and investing activities of the Division are funded through inter-divisional transactions with IPCO and its other operating divisions and subsidiaries. The accompanying combined balance sheets reflect these amounts in the accounts receivable from/payable to International Paper Company—net and the divisional control accounts.

Intercompany sales and purchases with wholly-owned entities of IPCO may result in payables or receivables that have not been settled through the divisional control account at March 31, 2006 and December 31, 2005. Such amounts are reported separately from the divisional control account. Trade and non-trade transactions that involve U.S. locations are allowed to accumulate in the intercompany accounts. Trade transactions involving non-U.S. locations are settled with cash according to the terms of the sale. Non-trade transactions involving non-U.S. locations are settled with cash by the end of each calendar quarter.

There has been no direct interest income or interest expense (other than capitalized interest) allocated to the Division by IPCO with respect to the divisional control account or other net receivables or payables due to/from IPCO.

The changes in the divisional control account for the three months ended March 31, 2006 and 2005, are as follows (in thousands of U.S. dollars):

	2006	2005
Balance at January 1	$226,218	$237,223
Net income (loss)	3,926	2,330
Funding (distributed to) provided by IPCO	(6,814)	125

Balance at March 31	$223,330	$239,678

7.    COMMITMENTS AND CONTINGENCIES

Litigation—The Division has various other lawsuits, claims and contingent liabilities arising from the conduct of its business; however, in the opinion of management, they are not expected to have a material adverse effect on the combined results of operations, cash flows or financial position of the Division.

8.    SUBSEQUENT EVENTS

On June 26, 2006, IPCO entered into a purchase and sale agreement to sell certain assets and liabilities of its Kraft Papers Business to KapStone Kraft Paper Corporation for approximately $155 million in cash and up to $60 million in additional proceeds contingent upon the Division's future earnings. The purchase and sale agreement also provides for the parties to enter into several ancillary agreements pursuant to which certain business agreements with IPCO will continue, including a supply agreement for IPCO to provide bleached papers through Stone Arcade Acquisition Corp. It is expected that the closing of the sale will occur in the third quarter of 2006, subject to satisfaction of various closing conditions and regulatory approval.

9.    INFORMATION BY INDUSTRY SEGMENT

The Division operates in one geographic segment, the United States. The Division operates in two operating segments: unbleached kraft and dunnage bags. The unbleached kraft segment produces unbleached pulp and a variety of unbleached kraft paper and linerboard products. These products are sold to customers who convert the paper into end-market finished products. The dunnage bags segment converts kraft paper into inflatable dunnage products, which are used to secure freight to minimize movement and potential damage of goods and products during transport. The products are sold to distributors and on a direct basis for use by manufacturers, less-than-trailer-load carriers and retail regional distribution centers. For management purposes, the operating performance of the Division is reported based on operating income, excluding the cumulative effect of accounting changes (in thousands of U.S. dollars):

	Three Months Ended March 31,
	2006	2005
Net Sales:
Unbleached Kraft	$55,593	$46,416
Dunnage Bags	9,034	8,365
Elimination of intersegment revenues	(615)	(1,503)

Total	$64,012	$53,278

Operating Income (Loss):
Unbleached Kraft	$5,157	$2,740
Dunnage Bags	1,576	1,418

Total	$6,733	$4,158

Depreciation and Amortization:
Unbleached Kraft	$4,651	$4,791
Dunnage Bags	80	63

Total	$4,731	$4,854

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
International Paper Company:

We have audited the accompanying combined balance sheets of the Kraft Papers Business—A Division (the "Division" or "Kraft Papers Business") of International Paper Company as of December 31, 2005 and 2004, and the related combined statements of operations and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Division's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Division is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Division's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Notes 1, 8, and 9 to the financial statements, the accompanying combined financial statements have been prepared from the separate records maintained by the Division and International Paper Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Kraft Papers Business had been operated as an unaffiliated company. Portions of certain expenses represent allocations made from corporate-office items applicable to International Paper Company as a whole.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Kraft Papers Business as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the Division adopted Statement of Financial Accounting Standards No. 143, Accounting for Asset Retirement Obligations, effective January 1, 2003.

As described in Note 13 to the financial statements, in March 2006 International Paper Company committed to a plan to sell the Kraft Papers Business and recorded a pretax impairment charge of approximately $103,000,000 to write down the Division's assets to their estimated net realizable value.

/s/ DELOITTE & TOUCHE LLP Deloitte & Touche LLP
Nashville, Tennessee June 15, 2006

KRAFT PAPERS BUSINESS—A DIVISION OF
INTERNATIONAL PAPER COMPANY

COMBINED BALANCE SHEETS (See Note 1)

AS OF DECEMBER 31, 2005 AND 2004

(In thousands of U.S. dollars)

	2005	2004
ASSETS
CURRENT ASSETS:
Cash	$1	$2
Accounts receivable—net	27,138	21,441
Accounts receivable from International Paper Company—net	746
Inventories—net	22,977	24,341
Prepaid expenses and other	1,247	1,320

Total current assets	52,109	47,104
PLANT, PROPERTY, AND EQUIPMENT—Net	212,997	227,035
OTHER ASSETS	4,222	5,106

TOTAL	$269,328	$279,245

LIABILITIES AND DIVISIONAL CONTROL ACCOUNT
CURRENT LIABILITIES:
Accounts payable	$8,623	$7,003
Accounts payable to International Paper Company—net		1,144
Accrued liabilities	8,084	7,496

Total current liabilities	16,707	15,643
LONG-TERM DEBT	24,651	24,712
ASSET RETIREMENT OBLIGATIONS	1,752	1,667

Total liabilities	43,110	42,022
COMMITMENTS AND CONTINGENCIES (Note 12)
DIVISIONAL CONTROL ACCOUNT	226,218	237,223

TOTAL	$269,328	$279,245

See notes to combined financial statements.

KRAFT PAPERS BUSINESS—A DIVISION OF
INTERNATIONAL PAPER COMPANY

COMBINED STATEMENTS OF OPERATIONS (See Note 1)

FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003

(In thousands of U.S. dollars)

	2005	2004	2003
NET SALES	$223,404	$188,554	$231,198
COSTS AND EXPENSES:
Cost of sales (exclusive of depreciation and amortization)	148,481	136,912	169,141
Distribution expenses	19,996	17,362	17,906
Depreciation and amortization	21,285	16,438	16,287
Selling, general, and administrative expenses	20,341	20,079	20,084
Taxes other than income	2,391	2,183	2,166
Restructuring and other charges			502

OPERATING INCOME (LOSS)	10,910	(4,420)	5,112
INTEREST EXPENSE	1,353	1,354	1,356

INCOME (LOSS) BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE	9,557	(5,774)	3,756
INCOME TAX EXPENSE (BENEFIT)	3,693	(2,231)	1,451

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	5,864	(3,543)	2,305
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE—Asset retirement obligations, net of tax of $102			161

NET INCOME (LOSS)	$5,864	$(3,543)	$2,466

See notes to combined financial statements.

KRAFT PAPERS BUSINESS—A DIVISION OF
INTERNATIONAL PAPER COMPANY

COMBINED STATEMENTS OF CASH FLOWS (See Note 1)

FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003

(In thousands of U.S. dollars)

	2005	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$5,864	$(3,543)	$2,466
Adjustments to reconcile net loss to net cash provided by operating activities:
Cumulative effect of accounting change			(161)
Depreciation and amortization	21,285	16,438	16,287
Loss on disposal of fixed assets	566	1,047	206
Other—net	790	(1,383)	(172)
Changes in assets and liabilities:
Accounts receivable—trade	(5,697)	(280)	(8,162)
Accounts receivable from/payable to International Paper Company	(1,890)	1,238	5,979
Inventories	2,213	(3,629)	(8,160)
Prepaid expenses and other assets	73	(1,228)	187
Accounts payable—trade	2,037	2,285	(4,367)
Accrued liabilities	588	(2,249)	3,012

Net cash provided by operating activities	25,829	8,696	7,115

CASH FLOWS FROM INVESTING ACTIVITIES:
Restricted cash and other	(845)	635	48
Capital expenditures	(8,116)	(21,064)	(9,189)

Net cash used in investing activities	(8,961)	(20,429)	(9,141)

CASH FLOWS FROM FINANCING ACTIVITIES—Funding (distributed to)/provided by International Paper Company—net	(16,869)	11,729	2,031

CHANGE IN CASH	(1)	(4)	5
CASH—Beginning of period	2	6	1

CASH—End of period	$1	$2	$6

See notes to combined financial statements.

KRAFT PAPERS BUSINESS—A DIVISION OF
INTERNATIONAL PAPER COMPANY

NOTES TO COMBINED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND 2004, AND FOR THE YEARS ENDED
DECEMBER 31, 2005, 2004, AND 2003

1.    BASIS OF PRESENTATION

The accompanying combined financial statements present the historical financial position, results of operations and cash flows of the unincorporated Kraft Papers Business—A Division (the "Division" or "Kraft Papers Business") of International Paper Company ("IPCO" or the "Company") in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Division is operated through two business segments: unbleached kraft paper (Roanoke Rapids, North Carolina) and dunnage bags (Ride Rite Converting; located in Fordyce, Arkansas). The Roanoke Rapids facility produces unbleached pulp and a variety of unbleached kraft paper and containerboard kraftliner ("linerboard") products. The Ride Rite Converting facility converts unbleached kraft paper into inflatable dunnage products. The Division distributes some of its products through a distribution system using public warehouses and certain consigned inventory locations.

The accompanying combined financial statements have been prepared from the separate records maintained by the Kraft Papers Business and IPCO and include allocations of certain IPCO corporate costs and expenses. The liabilities associated with the IPCO corporate costs and expenses have not been allocated to the Division in the accompanying combined financial statements. These costs and obligations are those of IPCO, not the Division. These liabilities primarily include workers compensation and general liability insurance reserves, payroll taxes and pension, postretirement and post employment liabilities. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 57, Related Party Disclosures, related party transactions cannot be presumed to be carried out on an arm's-length basis as the requisite conditions of competitive, free-market dealing may not exist. These combined financial statements may not necessarily be indicative of the conditions that would have existed, or the results of operations that would have resulted, had the Division been operated as an unaffiliated company.

On July 19, 2005, IPCO announced a plan to transform its business portfolio to concentrate on two key platform businesses: Uncoated Papers and Packaging. In connection with this plan, IPCO announced it would evaluate strategic options for other businesses, including the possible sale or spin-off of the Division.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

Revenue Recognition—Revenue is recognized when the customer takes title and assumes the risks and rewards of ownership. Sales with terms designated f.o.b. (free on board) shipping point are recognized at the time of shipment. For sales transactions designated f.o.b. destination, which generally include export sales, revenue is recorded when the product is delivered to the customer's site and when title and risk of loss are transferred. Sales on consignment are recognized in revenue at the earlier of the month that the goods are consumed or within 30 to 60 days after receipt by the customer as specified by contract terms. By-product revenue is derived primarily from the sale of tall oil and turpentine to an IPCO's affiliate and is netted in cost of sales. During 2005, 2004, and 2003, cost of sales was reduced by $2.5 million, $2.0 million, and $2.2 million, respectively, as a result of this by-product income.

Shipping and Handling Costs—Shipping and handling costs, such as freight to customer destinations, are reflected as distribution expenses in the accompanying combined statements of operations. Freight charged to customers is recognized in net sales.

Annual Maintenance Costs—Annual maintenance costs for major planned maintenance shutdowns in excess of $1.0 million are expensed ratably over the year in which the maintenance shutdowns occur since the Division believes that operations benefit throughout the year from the maintenance work performed. These costs, including manufacturing variances and out-of-pocket costs that are directly related to the shutdown, are fully expensed in the year of the shutdown with no amounts remaining accrued at year-end. Other maintenance costs are expensed as incurred.

Affiliate Transactions—All significant intra-division transactions have been eliminated (see Notes 8 and 10).

Cash and Temporary Investments—Cash and temporary investments includes highly liquid investments with a maturity of three months or less at the date of purchase. As of December 31, 2005 and 2004, restricted cash related to certain bonds is included in other assets in the amount of $1.5 million and $0.6 million, respectively.

Fair Value of Financial Instruments—Due to the short maturities of the Division's receivables and payables, the carrying values of these financial instruments approximate their fair values. The fair value of the Division's debt is estimated based on current rates offered for debt of the same maturity. The fair value of debt was approximately $25.7 million and $25.5 million as of December 31, 2005 and 2004, respectively.

Concentrations of Credit Risk—Financial instruments that potentially expose the Division to concentrations of credit risk, as defined by SFAS No. 105, Disclosure of Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk, consist primarily of trade accounts receivable. Trade accounts receivable balances (net of allowances for doubtful accounts) for net sales to unaffiliated customers were approximately $27.1 million and $21.4 million at December 31, 2005 and 2004, respectively.

The Division establishes its allowance for doubtful accounts based upon factors surrounding the credit risks of specific customers, historical trends, and other information. The allowance for doubtful accounts was approximately $0.4 million at both December 31, 2005 and 2004. Bad debt expense/(recovery) was approximately $0.1 million, $(0.4) million, and $(0.4) million for the years ended December 31, 2005, 2004, and 2003, respectively.

Inventories—Inventory values include all costs directly associated with manufacturing products: materials, labor, and manufacturing overhead. These values are presented at the lower of cost or market. Costs of raw materials, work-in-process, and finished goods are determined using the first-in, first-out method. Replacement parts and other supplies are stated using the average cost method.

Plant, Property, and Equipment—Plant, property, and equipment is stated at cost, net of accumulated depreciation. Interest is capitalized on projects meeting certain criteria and is included in the cost of the assets. The capitalized interest is depreciated over the same useful lives as the related assets. Expenditures for major repairs and improvements are capitalized, whereas normal repairs and maintenance are expensed as incurred.

Depreciation and amortization are computed using the units-of-production method for all machinery and equipment and supporting assets and the straight-line method for all other assets over the assets' estimated useful lives. The useful life of machinery and equipment is not expected to differ significantly between units-of-production method and the straight-line method. Estimated useful lives are as follows:

Years
Machinery and equipment	12-20
Building	20-40
Computer hardware	3-6
Furniture and office equipment	3-20
Leasehold improvements	Over the terms of the lease

Asset Retirement Obligations—In accordance with the provision of SFAS No. 143, Accounting for Asset Retirement Obligations, adopted effective January 1, 2003, a liability and an asset are recorded equal to the present value of the estimated costs associated with the retirement of long-lived assets where a legal or contractual obligation exists. The liability is accreted over time and the asset is depreciated over its useful life. The Division's asset retirement obligation under this standard relate to closure costs for landfills. Revisions to the liability could occur due to changes in the estimated costs or timing of closure, or possible new federal or state regulations affecting the closure.

Prior to adoption, the Division recorded an asset retirement obligation for its landfill at the undiscounted amount of the estimated costs associated with its retirement. Upon adoption, the Division recognized an additional asset retirement obligation of $0.2 million, an increase in plant, property, and equipment of $0.8 million, an increase in accumulated depreciation of $0.4 million, and a one-time credit for the cumulative effect of an accounting change of $0.3 million, net of taxes of $0.1 million.

The following table presents an analysis of activity related to asset retirement obligations since January 1, 2004 (in thousands of U.S. dollars):

	2005	2004
Asset retirement obligations—January 1	$1,667	$1,586
Accretion expense	85	81

Asset retirement obligations—December 31	$1,752	$1,667

Impairment of Long-Lived Assets—Long-lived assets are reviewed for impairment upon the occurrence of events or changes in circumstances that indicate that the carrying value of the assets may not be recoverable, as measured by comparing their net book value to the estimated undiscounted future cash flows generated by their use. Impaired assets are recorded at estimated fair value, determined principally using discounted cash flows.

Income Taxes—The Division's operating results are included in the income tax returns of IPCO. For the operating results included in the IPCO income tax returns, a charge in lieu of income taxes has been allocated by IPCO to the Division, representing a portion of IPCO's consolidated tax provision. This tax rate considers IPCO's federal rate and the state tax apportionment of the various states in which the Division operates. The rate may be different than that determined if the Division were an incorporated entity computing its taxes based on a separate return basis.

Environmental Costs and Obligations—Costs associated with environmental obligations, such as remediation or closure costs, are accrued when such costs are probable and reasonably estimable. Such accruals are adjusted as further information develops or circumstances change. Costs of future expenditures for environmental obligations are discounted to their present value when the expected cash flows are reliably determinable.

Capitalized Software—Software is capitalized and amortized over its anticipated useful life of approximately three years. Software amortization was approximately $30,000, $20,000, and $61,000 for the years ended December 31, 2005, 2004, and 2003, respectively, and is included in depreciation and amortization expense. The unamortized portion of software, included in plant, property, and equipment in the accompanying combined balance sheets, is $24,000 and $54,000 at December 31, 2005 and 2004, respectively.

3.    RECENT ACCOUNTING DEVELOPMENTS

Accounting for Conditional Asset Retirement Obligations—In March 2005, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 47, Accounting for Conditional Asset Retirement Obligations. This Interpretation clarifies that the term, "conditional asset retirement obligation" as used in FASB Statement No. 143 refers to the fact that a legal obligation to perform an asset retirement activity is unconditional even though uncertainty exists about the timing and (or) method of settlement. Uncertainty about the timing and (or) method of settlement of a conditional asset retirement obligation should be factored into the measurement of the liability when sufficient information exists to make a reasonable estimate of the fair value of the obligation.

The Division adopted the provisions of this interpretation in the fourth quarter of 2005 with no material effect on its combined financial statements. The Division's principal conditional asset retirement obligations relate to the potential future closure or redesign of certain of its production facilities. In connection with any such activity, it is possible that the Division may be required to take steps to remove certain materials from the facilities, or to remediate in accordance with federal and state laws that govern the handling of certain hazardous or potentially hazardous materials. Applicable regulations and standards provide that the removal of certain materials would only be required if the facility were to be demolished or underwent major renovations. At this time, any such obligations have an indeterminate settlement date, and the Division believes that adequate information does not exist to apply an expected-present-value technique to estimate any such potential obligations. Accordingly, the Division does not record a liability for such remediation until a decision is made that allows reasonable estimation of the timing of such remediation.

Accounting for Changes and Error Corrections—In May 2005, the FASB issued SFAS No. 154, Accounting for Changes and Error Corrections, which changes the requirements for the accounting and reporting of a change in accounting principle. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. This statement does not change the transition provisions of any existing accounting pronouncements, including those that are in a transition phase as of the effective date of the statement.

Accounting for Exchanges of Non-monetary Assets—In December, 2004, the FASB issued SFAS No. 153, Exchanges of Non-monetary Assets, an Amendment of APB Opinion No. 29, that replaces the exception from fair value measurement in APB Opinion No. 29, Accounting for Non-monetary Transactions, for non-monetary exchanges of similar productive assets with a general exception from fair value measurement for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is to be applied prospectively and is effective for non-monetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The Division believes that the adoption of SFAS No. 153 in 2006 will not have a material impact on its combined financial statements.

Inventory Costs—In November 2004, the FASB issued SFAS No. 151, Inventory Costs, an amendment of ARB No. 43, Chapter 4, ("SFAS No. 151") which requires that abnormal amounts of idle facility expense, freight, handling costs, and wasted material be recognized as current-period charges. This Statement also introduces the concept of "normal capacity" and requires the allocation of fixed production overhead to inventory based on the normal capacity of the production facilities. Unallocated overhead must be recognized as an expense in the period in which it is incurred. This Statement will be effective for inventory costs incurred during fiscal years beginning after June 15, 2005. The Division believes that the adoption of SFAS No. 151 will not have a material impact on its results of operations, cash flows, and financial position.

Costs Associated with Exit or Disposal Activities—In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. The Statement changed the measurement and timing of recognition for exit costs, including restructuring charges, and was effective for activities initiated after December 31, 2002. It required that a liability for costs associated with an exit or disposal activity, such as one-time termination benefits, be recognized when the liability is incurred, rather than at the date of a company's commitment to an exit plan. It had no effect on charges recorded for exit activities begun prior to December 31, 2002. The Division adopted this standard effective January 1, 2003, with no material effect on the Division's results of operations, cash flows, and financial position.

4.    INVENTORIES

Inventories by major category as of December 31, 2005 and 2004, (in thousands of U.S. dollars) include the following:

	2005	2004
Raw materials	$5,776	$4,850
Work-in-process	773	445
Finished goods	12,809	15,906
Replacement parts and other supplies	3,619	3,140

Inventories	$22,977	$24,341

At December 31, 2005 and 2004, the Division had obsolete replacement parts reserves included in other assets of $0.7 million and $0.3 million, respectively. Finished goods inventories included obsolete reserves of $0.1 million at both December 31, 2005 and 2004. Slow-moving replacement parts and other supplies of $2.7 million and $3.1 million are included in other assets in the accompanying combined balance sheets as of December 31, 2005 and 2004, respectively.

5.    PLANT, PROPERTY, AND EQUIPMENT

Plant, property, and equipment as of December 31, 2005 and 2004, consists of the following (in thousands of U.S. dollars):

	2005	2004
Land	$4,919	$4,919
Building	11,781	10,870
Machinery and equipment	440,050	435,452
Construction-in-progress	3,276	3,645

	460,026	454,886
Less: Accumulated depreciation	(247,029)	(227,851)

Plant, property, and equipment—net	$212,997	$227,035

Interest costs related to the development of certain long-term assets are capitalized and amortized over the related assets' estimated useful lives. Capitalized net interest costs were $0.1 million in 2005 and $0.5 million in 2004. Capitalized interest was allocated to the Division using IPCO's incremental borrowing rate. In 2005, the Division accelerated approximately $3.0 million of depreciation expense for recovery boiler whose useful life was determined to be shorter than originally estimated.

At December 31, 2005 and 2004, the Division had purchased plant, property, and equipment which was included in trade accounts payable in the amounts of $1.0 million and $1.4 million, respectively. Such amounts were paid soon after year-end.

6.    ACCRUED LIABILITIES

Accrued liabilities as of December 31, 2005 and 2004, consist of the following (in thousands of U.S. dollars):

	2005	2004
Payroll and related accruals	$4,275	$4,275
Accrued taxes—other than income	1,279	1,140
Other	2,530	1,989

Accrued liabilities	$8,084	$7,496

Accrued taxes, other than income taxes, includes estimated property taxes of $0.7 million and $0.7 million and related accrued interest of $0.5 million and $0.3 million at December 31, 2005 and 2004, respectively. The related interest expense of $0.2 million, $0.1 million, and $0.2 million (for the years ended December 31, 2005, 2004, and 2003, respectively) is included in selling, general and administrative expenses in the accompanying combined statements of operations.

7.    DEBT

A summary of long-term debt as of December 31, 2005 and 2004, is as follows (in thousands of U.S. dollars):

Description	Rate	Maturity	2005	2004
Halifax County 2001A	5.90%	9/1/2025	$6,582	$6,600
Northampton Co. 2001A	6.20	2/1/2025	2,100	2,100
Halifax Co. 1999	6.45	11/1/2029	3,981	3,984
Northampton Co. 1999	6.45	11/1/2029	3,470	3,474
Halifax Co. 1998	5.45	11/1/2033	8,518	8,554

Long-term debt			$24,651	$24,712

Industrial Development Bonds and Environmental Development Bonds were obtained on behalf of the Division by IPCO. The proceeds from the bonds were used for capital expenditures at the mills, including expenditures for environmental, safety, production, and repair projects identified in the bond agreements. These bonds are guaranteed by IPCO.

Bond interest expense was approximately $1.4 million for each of the years ended December 31, 2005, 2004, and 2003, and is included in interest expense in the accompanying combined statements of operations. Bond interest is paid semiannually.

Amortization of debt issuance costs was approximately $5,000, $6,000, and $7,000 for the years ended December 31, 2005, 2004, and 2003, respectively, and is included in interest expense in the accompanying combined statements of operations.

Debt acquired as part of an acquisition was remeasured to its fair market value as of the acquisition date, June 2000. The fair market valuation is reflected in debt. As of December 31, 2005 and 2004, the unamortized portion of this fair market value was $1.2 million. The Division reduced interest expense by $43,000 for each of the years ended December 31, 2005, 2004, and 2003, related to the amortization of this fair market value adjustment.

8.    TRANSACTIONS WITH IPCO AND AFFILIATES

Beginning January 1, 2006, the Kraft Papers Business entered into an agreement with IPCO to market certain bleached paper products produced by IPCO and sold to Kraft Papers Business customers in exchange for a commission of approximately 2.5%. Prior to this date, the Division had provided these services without a formal agreement and allocated a portion of the costs of its sales function to IPCO for these services.

Certain services are provided to the Division by IPCO, including corporate management, legal, accounting and tax, treasury, payroll and benefits administration, public warehouse space, risk management, information technology, and centralized transaction processing. Expenses for such corporate services are allocated to the Division and totaled $9.1 million, $8.5 million, and $8.4 million for the years ended December 31, 2005, 2004, and 2003, respectively. These expenses other than allocated warehouse rent are included in selling, general, and administrative expenses in the accompanying combined statements of operations. These costs are allocated based on various allocation methods, which management believes are reasonable. These methods include direct consumption, percent of capital employed, and number of employees. The allocation method is consistent from year to year; however, as the factors change, the allocation amounts increase or decrease.

Substantially, all domestic employees hired prior to July 2004, and retirees of the Division, participate in IPCO's pension plans and are eligible to receive retirement benefits. IPCO allocates service cost to the Division based upon a percent-of-pay for salaried employees and a calculated flat amount for hourly employees. During the years ended December 31, 2005, 2004, and 2003, IPCO allocated periodic pension costs to the Division of approximately $1.3 million, $1.0 million and $1.0 million, respectively.

IPCO provides certain retiree healthcare and life insurance benefits to a majority of the Division's salaried employees and certain of the Division's hourly employees. IPCO allocates postretirement benefit costs to the Division based upon a percent-of-pay for salaried employees and a calculated flat amount for hourly employees. During the years ended December 31, 2005, 2004, and 2003, IPCO allocated postretirement benefit costs to the Division of $0.6 million, $0.9 million and $0.7 million, respectively.

The Division had net sales to IPCO of approximately $3.8 million, $6.4 million and $28.1 million for the years ended December 31, 2005, 2004, and 2003, respectively. The Division had purchases principally for pulpwood from IPCO of approximately $44.2 million, $38.7 million, and $49.6 million for the years ended December 31, 2005, 2004, and 2003, respectively. The Division also had purchases of unbleached paper products from IPCO of $5.1 million and $24.7 million for the years ended December 31, 2004 and 2003, respectively.

9.    INCOME TAXES

The results of operations of the unincorporated Division are included in the income tax returns of IPCO. In the accompanying combined financial statements, the Division has reflected U.S. federal and state income tax benefit on its losses based on an allocated rate of 38.64%. The Division settles the current amount due to/from IPCO through the divisional control account.

10.    DIVISIONAL CONTROL ACCOUNT

Kraft Papers Business operates as a division of IPCO. Accordingly, certain operating, financing, and investing activities of the Division are funded through inter-divisional transactions with IPCO and its other operating divisions and subsidiaries. The accompanying combined balance sheets reflect these amounts in the accounts receivable from/payable to International Paper Company-net and the divisional control account.

Intercompany sales and purchases with wholly-owned entities of IPCO may result in payables or receivables that have not been settled through the divisional control account at December 31, 2005 and 2004. Such amounts are reported separately from the divisional control account. Trade and non-trade transactions that involve U.S. locations are allowed to accumulate in the intercompany accounts. Trade transactions involving non-U.S. locations are settled with cash according to the terms of the sale. Non-trade transactions involving non-U.S. locations are settled with cash by the end of each calendar quarter.

There has been no direct interest income or interest expense (other than capitalized interest) allocated to the Division by IPCO with respect to the divisional control account or other net receivables or payables due to/from IPCO.

The changes in the divisional control account for the years ended December 31, 2005, 2004, and 2003, are as follows (in thousands of U.S. dollars):

	2005	2004	2003
Balance at January 1	$237,223	$229,037	$224,540
Net income (loss)	5,864	(3,543)	2,466
Funding (distributed to)/provided by IPCO	(16,869)	11,729	2,031

Balance at December 31	$226,218	$237,223	$229,037

11.    RESTRUCTURING AND OTHER CHARGES

In 2003, the Division recorded a $0.5 million charge for a reduction in work force initiative at several of its facilities. The charge covered approximately six workers, primarily hourly, who were terminated when the cost saving efforts were implemented. Severance payments were made to employees in 2003 and all costs associated with this effort were completed by December 31, 2003. No reserves related to this initiative remained at December 31, 2004.

12.    COMMITMENTS AND CONTINGENCIES

Operating Leases—The Division has entered into operating lease agreements which expire at various dates through 2013 related to certain buildings and machinery and equipment used in its manufacturing process. Rental expense under operating leases amounted to $0.9 million, $0.9 million, and $0.8 million for the years ended December 31, 2005, 2004, and 2003, respectively.

The following represents the future minimum rental payments due under noncancelable operating leases that have initial or remaining lease terms in excess of one year as of the following years (in thousands of U.S. dollars):

Years Ending December 31
2006	$439
2007	244
2008	186
2009	130
2010	106
Thereafter	262

Total	$1,367

Litigation—The Division has various other lawsuits, claims, and contingent liabilities arising from the conduct of its business; however, in the opinion of management, they are not expected to have a material adverse effect on the combined results of operations, cash flows, or financial position of the Division.

Risk Management—IPCO manages and retains for the Division risk of loss for general liability and other claims through an IPCO wholly owned captive insurance company. The Division is allocated insurance premiums from

IPCO based on past experience and other factors. Costs in excess of $500,000 are absorbed by the captive insurance company on certain claims.

13.    SUBSEQUENT EVENTS

In the first quarter of 2006, IPCO's management committed to a plan to sell the Kraft Papers Business and recorded a pre-tax impairment charge of approximately $103 million to write down the Division's net assets to their estimated fair value based on the estimated sales proceeds less estimated costs to sell. The actual loss if a sale occurs may differ depending upon sales terms agreed upon by IPCO and the buyer.

14.    INFORMATION BY INDUSTRY SEGMENT

The Division operates in one geographic segment, the United States. The Division operates in two operating segments: unbleached kraft and dunnage bags. The unbleached kraft segment produces unbleached pulp and a variety of unbleached kraft paper and linerboard products. These products are sold to customers who convert the paper into end-market finished products. The dunnage bags segment converts kraft paper into inflatable dunnage products, which are used to secure freight to minimize movement and potential damage of goods and products during transport. The products are sold to distributors and on a direct basis for use by manufacturers, less-than-trailer-load carriers and retail regional distribution centers. The unbleached segment had revenues from three customers each of $53.5 million, $24.6 million and $22.7 million in fiscal 2005 and $29.4 million, $25.7 million and $23.5 million in fiscal 2004. The unbleached segment had revenues from two customers each of $24.1 million and $23.7 million in fiscal 2003. For management purposes, the operating performance of the Division is reported based on operating income, excluding the cumulative effect of accounting changes. Capital spending is reported on an accrual basis, which includes amounts that are reflected in accounts payable (i.e. Note 5).

Industry Segment	2005	2004	2003
	(in thousands of U.S. dollars)
Net Sales:
Unbleached kraft	$192,439	$161,170	$205,673
Dunnage bags	35,381	30,945	28,957
Elimination of intersegment revenues	(4,416)	(3,561)	(3,432)

Total	$223,404	$188,554	$231,198

Operating Income (Loss):
Unbleached kraft	$4,333	$(10,205)	$(188)
Dunnage bags	6,577	5,785	5,300

Total	$10,910	$(4,420)	$5,112

Depreciation and Amortization:
Unbleached kraft	$20,984	$16,133	$16,016
Dunnage bags	301	305	271

Total	$21,285	$16,438	$16,287

Assets—Plant, Property, and Equipment:
Unbleached kraft	$210,394	$224,783	$223,522
Dunnage bags	2,603	2,252	2,365

Total	$212,997	$227,035	$225,887

Capital Spending:
Unbleached kraft	$7,045	$17,905	$11,933
Dunnage bags	653	192	571

Total	$7,698	$18,097	$12,504

Annex A

PURCHASE AGREEMENT

This PURCHASE AGREEMENT, dated as of June 23, 2006 (the "Agreement"), is by and between International Paper Company, a New York corporation ("Seller"), Stone Arcade Acquisition Corporation, a Delaware corporation ("Parent"), and Kapstone Kraft Paper Corporation, a Delaware corporation ("Buyer"). Capitalized terms used herein but not defined upon their first usage are defined in Section 8.1.

RECITALS

WHEREAS, Seller is engaged in the production and sale of (a) unbleached pulp and a variety of unbleached kraft paper and lightweight container board kraftliner products at its facility located in Roanoke Rapids, North Carolina, and (b) the conversion of unbleached kraft paper into inflatable dunnage products at its facility located in Fordyce, Arkansas (hereinafter referred to collectively as the "Business");

WHEREAS, Buyer is a wholly-owned subsidiary of Parent formed solely for the purpose of effecting the transactions contemplated hereby;

WHEREAS, it is the intention of the Parties hereto to transfer to Buyer the Business by transferring to Buyer certain assets of Seller as described herein and by the assumption by Buyer of certain obligations and liabilities to the extent set forth herein; and

WHEREAS, pursuant to the terms and conditions of this Agreement, Seller desires to sell or cause to be sold to Buyer, and Buyer desires to purchase from Seller, the assets more fully described herein for consideration that includes the assumption by Buyer of certain obligations and liabilities;

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the Parties hereto agree as follows:

ARTICLE I

TRANSFER OF ASSETS AND CERTAIN LIABILITIES

Section 1.1. Assets.

(a)
On and subject to the terms and conditions of this Agreement, at the Closing provided for in Section 1.4, Seller will sell, convey, assign, transfer and deliver, or will cause to be sold, conveyed, assigned, transferred and delivered, to Buyer all of Seller's right, title and interest in and to all of the assets (other than the Excluded Assets set forth in Section 1.1(c) hereof) owned or leased directly or indirectly by Seller on the Closing Date (i) located on the Owned Real Property or the Leased Real Property or (ii) used primarily in connection with the Business (collectively, the "Assets"), free and clear of any Liens, except for Permitted Exceptions, including, without limitation, the following:

(i)
Owned Real Property. All real property that Seller owns as described on Schedule 3.14(a) of the Schedules hereto, excluding the Closed Landfill, together with the factories, plants and buildings (together with appurtenances thereto and leasehold improvements) located thereon (the "Owned Real Property"); and including four bridges that are part of the Owned Real Property and identified on the map attached hereto as Schedule 1.1(a)(i);

(ii)
Leased Real Property. All real property leased or subleased to Seller as described on Schedule 3.14(b) of the Schedules hereto (the "Leased Real Property") pursuant to the agreements identified on such Schedule;

  (iii)
  Accounts Receivable. All accounts, notes and other receivables, billed and unbilled, and all negotiable instruments, or other instruments and chattel paper, of the Business ("Accounts Receivable"), other than Accounts Receivable of the Business owed by Seller or any of its Affiliates (which Accounts Receivable shall be repaid prior to Closing as contemplated by Section 1.2 hereof);

  (iv)
  Equipment. All machinery, equipment, spare parts, tools, patterns, molds, jigs, dies, motor vehicles, rolling stock, computer hardware, computer software, furniture, supplies, office equipment, improvements, parts and other tangible personal property (other than Inventory) and all fixtures (collectively, the "Equipment"), located on the Owned Real Property or the Leased Real Property or used primarily in connection with the Business including, without limitation, the property listed on Schedule 1.1(a)(iv) and all Equipment located at offsite locations, which Schedule includes the historic cost basis and book value, net of accumulated depreciation, as of December 31, 2005 for each such item of Equipment;

  (v)
  Inventory. All inventory, including, without limitation, raw materials, spare parts, work-in-process, finished goods, consigned goods and packing supplies located on the Owned Real Property or Leased Real Property or used primarily in connection with the Business, including all Inventory located at distribution centers, consignees, customers and other offsite locations (collectively, the "Inventory");

  (vi)
  Records. All books and records, customer files, customer lists and records, vendor files, vendor lists and records, cost files and records, credit information, distribution records, business records, personnel records of the Affected Employees (other than books and records (A) relating to Taxes or (B) that are inseparable from Seller's other operations) and plans, studies, surveys, reports, correspondence, sales and promotional literature and materials, advertising and advertising copy, tangible media incorporating or describing Proprietary Rights, and other similar materials, microfilm, microfiche, computer and other records, and all computer software (including source code, if any), and all similar data, documents and items, primarily related to or used primarily in connection with the Business, wherever located (collectively, the "Books and Records");

  (vii)
  Other Proprietary Rights. Pursuant to transfer or license as set forth in Section 1.5, (1) all trademarks, service marks, trade names, brand names, logos, and other trade dress held by Seller (or any of its Affiliates) used primarily in the Business, and all goodwill specifically associated therewith, and all applications therefor and all registrations and renewals thereof (collectively, "Trademark Property"), (2) all licenses and other rights granted to Seller, with respect to any Proprietary Rights used primarily in the operation of the Business, if any (the "Proprietary Rights Licenses"), and (3) all Proprietary Rights (in whatever form or medium) used primarily in the Business including, without limitation, those listed on Schedule 3.9 of the Schedules and including the right to recover for past infringement;

  (viii)
  Licenses. All rights and benefits under licenses, permits, quotas, authorizations, consents, orders, franchises, filings or registrations, variances, exceptions, security clearances and other approvals from any Governmental Authority or from any private party related to the Owned Real Property, the Leased Real Property or primarily to the Business (collectively, the "Licenses");

  (ix)
  Claims. All claims, causes of action, choses in action, rights of recovery, rights of set-off and other rights of every nature and description (including, without limitation, all rights arising under warranties, representations and guarantees made to Seller and all rights, regardless of whether asserted, under investigation or otherwise), and all benefits arising therefrom, in each case to the extent relating to the Business (collectively, the "Claims");

  (x)
  Telephone Numbers and Web Sites. All telephone numbers and white- and yellow-page listings primarily related to the Business;

  (xi)
  Prepaid Expenses. All deposits, advance payments, prepaid items and expenses, deferred charges, rights of offset and credits and claims for refund to the extent that they are primarily related to the Business, other than prepaid expenses for insurance or other Excluded Assets;

  (xii)
  Assumed Contracts. All rights and benefits under contracts, agreements, commitments of whatever nature or description, whether oral or written (including, without limitation, the Real Property Lease and Licenses) related to the Business to which Seller or its Affiliates is a party or is otherwise bound which are either (a) set forth on Schedule 3.8(a) or (b) primarily related to the Business and not required to be disclosed on such Schedule pursuant to the terms thereof (collectively, the "Assumed Contracts");

  (xiii)
  Partially Assumed Contracts. Contracts set forth on Exhibit C to the Joint Purchasing Agreement (which exhibit shall be mutually agreed upon in good faith by the Parties prior to the Closing) and certain fiber procurement agreements to be mutually agreed upon in good faith by the Parties prior to the Closing that relate to the Business and also relate to other businesses of Seller, but only for the portion of such Contracts that relate exclusively to the Business (such portions that exclusively relate to the Business are collectively referred to herein as the "Partially Assumed Contracts"); and

  (xiv)
  Other Assets. Other assets set forth on Schedule 1.1(a)(xiv).

(b)
Such sale, conveyance, assignment, transfer and delivery will be effected by delivery by Seller to Buyer of (i) a duly executed bill of sale (the "Bill of Sale") substantially in the form of Exhibit A attached hereto, (ii) duly executed special warranty deed with respect to the Owned Real Property substantially in the form of Exhibit B attached hereto (provided that the exhibits thereto shall be mutually agreed to by the parties in good faith upon receipt of the commitment for the Title Policy and the Survey) (collectively, the "Special Warranty Deed"), (iii) instruments of assignment (collectively, the "Instruments of Assignment"), assigning Seller's interest under the Leased Real Property, (iv) duly executed instruments of assignment assigning Seller's interest in the Trademark Property, substantially in the form of Exhibit C attached hereto (the "Trademarks Assignment"), (v) a duly executed tax-exempt bond agreement substantially in the form of Exhibit D attached hereto (the "Tax-Exempt Bond Agreement"), and (vi) such other good and sufficient instruments of conveyance, transfer and assignment, as shall be necessary to vest in Buyer good and valid title to the other Assets (collectively, the "Other Instruments"), free and clear of all Liens, except for Permitted Exceptions.

(c)
The Excluded Assets shall consist solely of the following Assets (each individually an "Excluded Asset" and all such items together being herein referred to as the "Excluded Assets"):

(i)
Cash. The consideration delivered by Buyer to Seller pursuant to this Agreement and cash or other cash equivalents (other than petty cash and other similar accounts and notes receivable and securities);

(ii)
Corporate Records. Any corporate franchises, certificates of incorporation (or other similar organizational documents), corporate seals, minute books, capital stock and other corporate records of Seller;

(iii)
Insurance. All insurance policies and binders and all claims, refunds and credits from insurance policies or binders due or to become due with respect to such policies or binders and all prepaid expenses related thereto;

(iv)
Plan Assets. All trusts, trust assets, trust accounts, reserves and insurance policies relating to or funding Seller's employee benefit plans;

(v)
Tax Credits. All Tax credits and refunds pertaining to the Business or the Assets that are attributable to (A) any taxable period ending on or before the Closing Date and (B) for any taxable period that includes but does not end on the Closing Date, the portion thereof ending on the Closing Date (collectively, a "Pre-Closing Tax Period");

(vi)
International Paper Trademarks. The trade names "International Paper," "International Paper Company," "IP," as well as any names, marks or logos incorporating "International Paper," "International Paper Company" or "IP," including the related "Tree in the Circle" design, and the goodwill associated with any of the foregoing (collectively, the "Excluded Marks");

(vii)
Excluded Contracts. Those contracts to which Seller is a party, other than the Assumed Contracts and the Partially Assumed Contracts (the "Excluded Contracts");

  (viii)
  Claims Related to Excluded Assets. All claims, recoveries and judgments in favor of or for the benefit of Seller or any of its Affiliates related to any Excluded Liabilities;

  (ix)
  Assets Not Used in Connection with the Business. Any of Seller's assets not located on the Owned Real Property or the Leased Real Property and not used primarily in connection with the Business;

  (x)
  Agreement Rights. Seller's rights under this Agreement and any other Transaction Documents; and

  (xi)
  "Lowground" Landfill. The closed landfill identified as the "Lowground Closed Landfill" on the map attached hereto as Schedule 1.1(c)(xi) (the "Closed Landfill").

(d)
Limitations on Assignability. Notwithstanding anything in this Agreement to the contrary, to the extent that any of the Assets are not assignable without the consent of a third party, neither this Agreement, nor any of the instruments or documents executed and delivered in connection herewith or contemplated hereby, shall constitute an assignment or assumption thereof, or attempted assignment or attempted assumption thereof, if such assignment or attempted assignment, or assumption or attempted assumption, would constitute a breach thereof. If, prior to the Closing, Seller has not obtained a consent or approval necessary for the assignment and assumption of any of the Assets, then Seller shall use its commercially reasonable efforts to obtain such consents and approvals after the Closing. If any such consent or approval is not obtained, Seller shall cooperate in any reasonable arrangement requested by Buyer to provide to Buyer the benefits thereof; provided that Buyer shall pay for any costs associated with such arrangement. Nothing contained in this Section 1.1(d) shall require Buyer to enter into, or to accept as a substitute for performance by Seller hereunder, any arrangement that would impose any material additional cost, expense or other liability on Buyer, or that would deprive Buyer of any material benefits contemplated by this Agreement; without limiting the generality of the foregoing, nothing herein shall require Buyer to close the transactions contemplated by this Agreement (such transactions other than any Proxy Statement items contemplated in Section 4.5(a)(ii), the "Transactions") in the event the failure to deliver any of the Assets would constitute a failure to satisfy any of the conditions contained in Section 6.1.

Section 1.2. Intercompany Liabilities. At (and effective immediately prior to) the Closing, Seller will cause the Business to cancel, settle or otherwise repay all of its Liabilities and obligations owed to Seller and its Affiliates, and Buyer shall not have any responsibility for those Liabilities. At (and effective immediately prior to) the Closing, Seller and its Affiliates shall repay all accounts payable and all other Liabilities and other obligations owed to the Business as of the Closing Date, and such amounts shall not constitute Assets hereunder.

Section 1.3. Purchase Price; Assumption of Liabilities.

(a)
Purchase Price. Subject to the terms and conditions of this Agreement, in reliance on Seller's representations, warranties and agreements contained herein, and in consideration of the sale, conveyance, assignment, transfer and delivery of the Assets and the Business, Parent shall cause Buyer to deliver or cause to be delivered payment by wire transfer to such bank account or bank accounts as shall be specified by Seller, in immediately available funds, of an aggregate of $155 million (the "Target Purchase Price") which amount shall be adjusted pursuant to Section 1.7 (as so adjusted, the "Estimated Purchase Price"), and further adjusted pursuant to Section 1.9 (as so further adjusted, the "Purchase Price"). Such amount, together with the assumption of the Assumed Liabilities (as defined below) and the Earnout Amounts (if any), shall constitute full payment for the sale, conveyance, assignment, transfer and delivery of the Assets and the Business. Schedule 1.3(a) of the Schedules sets forth a preliminary allocation of the Purchase Price among the Assets (based on the unaudited balance sheet as of March 31, 2006) in accordance with Section 1060 of the Code and the applicable Treasury Regulations (the "Preliminary Allocation").

(b)
Assumed Liabilities. At the Closing, Parent and Buyer will deliver to Seller an instrument of assumption substantially in the form of Exhibit E attached hereto (the "Instrument of Assumption"), whereby Parent and Buyer will solely and exclusively undertake, assume and agree to perform, pay, become liable for and discharge when due the Assumed Liabilities. The "Assumed Liabilities" shall consist solely of the following liabilities and obligations of the Business as the same shall exist on the Closing Date:

  (i)
  Balance Sheet Liabilities. The current liabilities of the Business for accounts payable and accrued operating expenses (other than Indebtedness for Borrowed Funds and accrued interest thereon and excluding any Excluded Liabilities) reflected on the Latest Balance Sheet in accordance with GAAP which arose in the ordinary course of business, consistent with past practice and which have not been paid or otherwise discharged prior to the Closing Date, but only to the extent said liabilities are reflected or reserved against as current liabilities on the Final Closing Date Statement;

  (ii)
  Ordinary Course Liabilities. The current liabilities of the Business for accounts payable and accrued operating expenses (other than Indebtedness for Borrowed Funds and accrued interest thereon) which (A) have arisen after the date of the Latest Balance Sheet in the ordinary course of business consistent with past practice, (B) are of the same specific type and category of expenses as those accounts payable and accrued operating expenses assumed pursuant to Section 1.3(b)(i), (C) would, in accordance with GAAP and consistent with past practice, be classified as current liabilities and reflected in a balance sheet, (D) have not been or will not be satisfied or discharged on or prior to the Closing Date, provided and only to the extent that said liabilities are reflected or reserved against as current liabilities on the Final Closing Date Statement, and (E) are not Excluded Liabilities;

  (iii)
  Executory Obligations. Obligations accruing and to be performed, after the Closing Date, under the executory portion of each of the Assumed Contracts and the Partially Assumed Contracts; provided, however, that Buyer shall not assume any liability or obligation under any such Assumed Contract or Partially Assumed Contract for any breach thereof or for any claim for indemnification with respect thereto (whether asserted before, on or after the Closing) to the extent such breach or claim arose out of or by virtue of performance (or omission) thereunder by Seller or any Affiliate on or prior to the Closing Date;

  (iv)
  Inventory. Liabilities arising out of or in connection with product liability, toxic tort or similar claims for personal injuries, property damage or losses that involve the use of any product manufactured by the Business prior to Closing but purchased by Buyer hereunder as Inventory and sold or otherwise disposed of by Buyer after the Closing Date, but only to the extent such Liabilities arise from the contamination of, or damage to, such products after the Closing Date by Buyer (and not by Seller or its agent or any third parties, including distributors);

  (v)
  Affected Employees. All Liabilities of Seller with respect to Affected Employees that Buyer is expressly assuming pursuant to Section 7.5 of this Agreement;

  (vi)
  Environmental Liabilities. All environmental Liabilities on the Owned Real Property and Leased Real Property other than the Excluded Liabilities as set forth in Section 1.3(c)(v) (the "Environmental Assumed Liabilities") subject to Seller's indemnification obligations with respect to environmental Liabilities under Section 5.8; and

  (vii)
  Workers Compensation. All Liabilities arising out of workers compensation claims of the Affected Employees incurred in the Business (A) that are based on injuries occurring before the Closing Date and reported after the fifth anniversary of the Closing Date (including, without limitation, Long-Term Exposure Claims reported after the fifth anniversary of the Closing Date), (B) with respect to long-term exposure claims (e.g., hearing loss or occupational disease) occurring before and after the Closing Date ("Long-Term Exposure Claims") that are reported after the Closing Date and prior to the fifth anniversary of the Closing Date; provided, however, that the Liabilities associated with such claim shall be allocated between Buyer and Seller based upon the number of years of exposure such employee incurred during his or her employment with Buyer, on the one hand, and Seller and any previous owner of the Business, on the other hand and (C) all workers compensation claims that are not Long-Term Exposure Claims that are based on injuries occurring after the Closing Date.

Notwithstanding anything in this Agreement to the contrary, Buyer shall not assume or have any responsibility with respect to any obligation, commitment or Liability of Seller or its Affiliates other than the Assumed Liabilities, including, without limitation, the Excluded Liabilities.

(c)
Excluded Liabilities. The "Excluded Liabilities" shall include all obligations, commitments, and Liabilities of Seller and its Affiliates (whether asserted before, on or after the Closing) other than the Assumed Liabilities, including, without limitation, the following Liabilities:

(i)
Transaction Expenses. Any Liabilities of Seller or any of its Affiliates for costs and expenses incurred in connection with the preparation of and performance under this Agreement and the sale of the Assets to Buyer (including, without limitation, all attorneys', accountants' and brokerage fees and expenses) (collectively, "Transaction Expenses");

(ii)
Taxes. Seller's Liabilities for Taxes (except Buyer's share of proration of real property taxes, transfer taxes and personal property taxes pursuant to Section 1.10 of this Agreement), including, without limitation, Taxes relating to the Business on appeal with the relevant Tax authorities for the years 1997 through 2005, Liabilities arising as a result of the transfer of the Assets or otherwise by virtue of the consummation of the Transactions or Liability to any Governmental Authority on account of amounts required to be withheld and collected prior to the Closing Date from salaries or wages of Persons in Seller's or any of its Affiliates' employ under Tax, social security, Medicare or similar Rule;

(iii)
Liability Claims. Except as expressly set forth in this Agreement, any Liabilities relating to the operation of the Business prior to the Closing, whether for injury to or death of persons (other than certain workers compensation claims, which shall be handled in accordance with Section 1.3(c)(vii)) or damage to or destruction of property (including, without limitation, any tort, product liability or warranty claim or any claim for any infringement of third party Proprietary Rights and the Claims set forth on Schedule 3.9 attached hereto), for violation of any Rules, for any matter relating to any past or present Employee Plan (including any annuity contract or guarantee relating thereto), for Indebtedness for Borrowed Funds or for any other matter regardless of when a Claim or Liability is asserted; it being understood and agreed that any such Claim or Liability asserted after the Closing Date which arises out of or by virtue of the conduct of the Business prior to the Closing shall be considered to be a claim against or a Liability of Seller and its Affiliates and, therefore, not assumed hereunder by Buyer;

(iv)
Employee Plans and Obligations. Except as expressly set forth in this Agreement, any employment-related Liabilities relating to the operation of the Business prior to the Closing, including wages, bonuses, severance or retention pay, vacation Liabilities and federal and state health care continuation coverage (including COBRA Liabilities), any Liabilities arising out of or in connection with any employment agreement, arrangement or understanding with any employee or former employee of Seller or any of its Affiliates or any bonus, pension, benefit, health, welfare, retirement, vacation, severance, disability, insurance, collective bargaining, deferred compensation or other Employee Plan or Labor Agreement, relating to any of the employees (including former employees) of Seller or any of its Affiliates, whether oral or written, or any Liabilities arising out of or in connection with the termination of employment of any employee by Seller or any of its Affiliates, or any Liabilities for medical disability or similar benefits (both long term and short term), whether insured or self-insured, which arise by virtue of or in connection with an employment relationship at any time with Seller or any of its Affiliates, regardless of when a claim for such benefits is asserted, or any other Liability or obligation relating to the employees of Seller or any of its Affiliates;

(v)
Environmental Claims.

(A)
any Liabilities arising out of or in connection with the generation, transport, arranging for disposal and/or disposal of Hazardous Substances or migration of Hazardous Substances by the Business prior to Closing at any location other than the Owned Real Property or Leased Real Property;

(B)
any Liabilities arising out of or in connection with any Environmental and Safety Requirements for any formerly owned, operated or leased properties of the Business;

(C)
any Liabilities or obligations arising out of or relating to the Closed Landfill;

    (D)
    any Liabilities or obligations described on Schedule 4.1(e);

  (vi)
  Performance. Any Liabilities or obligations of Seller arising out of or relating to its performance under this Agreement or any of the Transaction Documents (regardless of whether such performance is required prior to or after the Closing Date), including, without limitation, any Liability or obligation arising under the indemnification obligations of Seller under Article V;

  (vii)
  Workers Compensation. All Liabilities arising out of workers compensation claims of the Affected Employees incurred in the Business that are (A) reported on or prior to the Closing Date (including, without limitation, Long-Term Exposure Claims that are reported on or prior to the Closing Date) and (B) based on injuries occurring before the Closing Date and reported after the Closing Date and prior to the fifth anniversary of the Closing Date; provided, however, that if such claim is a Long-Term Exposure Claim of an Affected Employee, the Liabilities associated with such claim shall be allocated between Buyer and Seller based upon the number of years of exposure such employee incurred during his or her employment with Buyer, on the one hand, and Seller and any previous owner of the Business, on the other hand;

  (viii)
  Unassumed Executory Liabilities. Any Liabilities under the Excluded Contracts, any Liabilities under those Contracts set forth in Exhibit C to the Joint Purchasing Agreement that do not relate exclusively to the Business, and any Liabilities under the Assumed Contracts and the Partially Assumed Contracts to the extent covered by the proviso set forth in Section 1.3(b)(iii) hereof;

  (ix)
  Related Party Obligations. Any pre-Closing Liabilities or obligations of Seller or its Affiliates to a Related Party or any guaranty or surety obligation or agreement for the benefit of a Related Party;

  (x)
  Products Produced Prior to Closing. Except to the extent expressly set forth in Section 1.3(b)(iv), any Liabilities or obligations of Seller with respect to products produced by Seller prior to the Closing Date, including, without limitation, as a result of failure of such product to satisfy its specifications, comply with any Rules or warranties, for any other reason bearing on quality and/or safety of such product or otherwise, including all Liabilities and obligations relating to any market withdrawal or recall of such products (whether such Liabilities or obligations arise before, on or after the Closing Date);

  (xi)
  Excluded Assets. Any Liabilities or obligations relating to any assets of Seller or any of its Affiliates other than the Assets or any business of Seller or any of its Affiliates other than the Business;

  (xii)
  Tax-Exempt Bonds. Any Liabilities or obligations related to the Tax-Exempt Bonds; and

  (xiii)
  Retention Agreement. All Liabilities under any Retention Agreement or similar agreement between Seller and any employee of the Business.

Section 1.4. Closing. Subject to Section 9.1, the closing of the Transactions (the "Closing") shall take place at 10:00 A.M., local time, at the offices of Sonnenschein Nath & Rosenthal LLP, Chicago, Illinois, on the last business day in the calendar month following the day on which the last of the conditions set forth in Article VI has been satisfied or waived or at such other time or place as to which the Parties shall agree. The effective time of the Closing is sometimes referred to herein as the "Closing Date."

Section 1.5. Deliveries by Seller. At the Closing, Seller will deliver or cause to be delivered to Parent and Buyer (unless delivered previously) the following:

(a)
A Bill of Sale duly executed by Seller in favor of Buyer;

(b)
Special Warranty Deed in favor of Buyer for the Owned Real Property;

(c)
Instrument of Assignment in favor of Buyer assigning Seller's interest in the Leased Real Property to be assumed by Buyer;

(d)
Transfer Tax Declarations;

(e)
Closing Date Statement;

(f)
An officer's certificate signed by an officer of Seller stating that the conditions specified in Sections 6.1(a) through 6.1(e), inclusive, have been fully satisfied (the "Seller's Officer's Certificate");

(g)
A certificate of Seller's non-foreign status that complies with the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder;

(h)
A copy of the resolutions duly adopted by Seller's board of directors, authorizing Seller's execution, delivery and performance of the Transaction Documents as to which Seller is a party and the consummation of the Transactions, as in effect as of the Closing, certified by an officer of Seller and related incumbency certificates;

(i)
A certificate (dated not less than (5) five business days prior to the Closing) of the Secretary of State of New York, Arkansas and North Carolina as to the good standing of Seller in such states;

(j)
Copies of the Material Consents;

(k)
Evidence reasonably acceptable to Parent that Seller has caused all Liens with respect to the Assets to be released and terminated;

(l)
A duly executed counterpart of the Trademarks Assignment;

(m)
A duly executed counterpart of the Tax-Exempt Bond Agreement;

(n)
A duly executed termination of each of the Non-Competition Agreements dated as of July 1, 2004 between Seller and each of Roger Stone and Matthew Kaplan;

(o)
Such other instruments of sale, assignment and transfer as are necessary or appropriate to sell, assign and transfer to Buyer and to vest in Buyer Good and Marketable title to the Assets (in recordable form, where appropriate), free and clear of all Liens except Permitted Exceptions, including, without limitation, certificates of title or origin (or like documents) with respect to all vehicles and other Equipment included in the Assets for which a certificate of title or origin is required in order for title thereto to be transferred to Purchaser;

(p)
Title Policy. A 1992 ALTA owner's policy of title insurance, or irrevocable and unconditional binders to issue the same (collectively, the "Title Policy"), in the amount specified by Parent, dated, or updated to, the date of recording of the deed with respect to the Owned Real Property, issued by First American Title Insurance Company (the "Title Company"), insuring, or committing to insure, at its ordinary premium rates, the Good and Marketable title in fee simple of Buyer to each parcel of Owned Real Property subject only to the Permitted Real Estate Exceptions, and containing extended coverage over all so-called general or standard printed exceptions (including, without limitation, the exceptions pertaining to survey matters and mechanic's lien claims). Such policy shall provide for direct access reinsurance as Parent may specify and shall contain affirmative endorsements insuring Buyer for (i) comprehensive, (ii) contiguity, if applicable, (iii) tax lot, (iv) survey, (v) access direct and unencumbered for vehicles to public rights of way adjoining the Owned Real Property, (vi) source deed, (vii) location, (viii) 3.1 zoning and (ix) creditors' rights and such other affirmative insurance desired by Parent, acting reasonably. The cost of the Title Policy, including all endorsements, shall be paid by Buyer or Parent. Buyer reserves the right, upon review of the Survey (as such term is defined below), to request the Title Company to provide additional endorsement, at Parent's or Buyer's expense;

(q)
Surveys. Currently dated as-built ALTA surveys of each parcel of Owned Real Property prepared and certified to Parent, Buyer and the Title Company by a certified or registered surveyor prepared in accordance with the 2005 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys, including Items 1, 2, 3, 4, 6, 7(a), 7(b), 7(c), 8, 9, 10 and 11 of Table A thereto (the "Survey"). Such surveys shall: (1) show all improvements and appurtenances thereto, the location of all easements, rights of way, sewer and water lines and encroachments, any wetlands within any zone of a one hundred year flood plain and navigable water; (2) show the location of all abutting or adjoining streets, alleys, and curb cuts; and (3) show the legal description and acreage. In addition, Parent shall have received an ALTA form of Surveyor's Certificate executed by said surveyor. The cost of the Survey shall be paid by Seller;

(r)
Affidavits. Affidavits of title and such other affidavits, documents and instruments as may be reasonably required by the Title Company in connection with issuing the Title Policies;

(s)
A duly executed counterpart of the transition services agreement, substantially in the form of Exhibit F attached hereto with the schedules to the transition services agreement to be mutually agreed upon in good faith prior to Closing (the "Transition Services Agreement"), pursuant to which Seller will supply certain services to Buyer for the period set forth therein;

(t)
A duly executed counterpart of each of the three unbleached roll wrap base paper supply agreements, substantially in the applicable form of Exhibit G (including certain other businesses being divested by Seller) attached hereto as modified pursuant to Section 7.12, if necessary (the "Unbleached Roll Wrap Base Paper Supply Agreements"), pursuant to which Seller, or certain third parties applying coatings to the roll wrap for Seller or its Affiliates (including certain other businesses being divested by Seller) will purchase certain roll wrap paper produced by Buyer;

(u)
Duly executed counterparts of amended and restated CTO/BLS supply agreement, substantially in the form of Exhibit H-1, and CST supply agreement, substantially in the form of Exhibit H-2 attached hereto (the "Arizona Supply Agreements"), pursuant to which the Business will sell certain by-products to Seller's subsidiary, Arizona Chemical Company;

(v)
A duly executed counterpart of either (1) the following four (4) documents: (A) a pulpwood supply agreement; (B) a master stumpage agreement; (C) a pulpwood support agreement; and (D) a first right of offer agreement, substantially in the forms of Exhibit I-1, I-2, I-3 and I-4 attached hereto attached hereto as modified pursuant to Section 7.12, if necessary, and collectively are referred to as the "Pulpwood Supply Agreements"), pursuant to which the purchaser of certain timberlands formerly owned by Seller will supply certain pulpwood to Buyer; or (2) a letter substantially in the form of Exhibit I-5 attached hereto (the "Pulpwood Supply Side Letter");

(w)
A duly executed counterpart of a residual woodchip agreement, substantially in the form of Exhibit J attached hereto (the "Residual Chip Agreement") with Seller's wood products business ("Wood Products"), pursuant to which Wood Products will sell residual wood chips from its Seaboard Sawmill to the Business;

(x)
A duly executed counterpart of the container supply agreement, substantially in the form of Exhibit K attached hereto (the "Container Supply Agreement"), pursuant to which Seller will supply certain containerboard and container to Buyer;

(y)
A duly executed counterpart of the joint purchasing agreement, substantially in the form of Exhibit L attached hereto (the "Joint Purchasing Agreement"), pursuant to which Seller and Buyer, among other participants, will participate in a pooling arrangement for the procurement of certain commodities and services;

(z)
A duly executed counterpart of the valve and chuck supply agreement, substantially in the form of Exhibit M attached hereto (the "Valve and Chuck Agreement"), pursuant to which Seller will arrange for the supply of certain valves and chucks to Buyer;

(aa)
A duly executed counterpart of the dunnage bag supply agreement, substantially in the form of Exhibit N attached hereto (the "Dunnage Bag Agreement"), pursuant to which Buyer will supply certain dunnage bags to Seller;

(bb)
A duly executed counterpart of the sales solicitation agreement, substantially in the form of Exhibit O attached hereto (the "Sales Solicitation Agreement"), pursuant to which Buyer will earn commission on its sale of certain bleached and claycoated kraft paper produced by Seller;

(cc)
A duly executed counterpart of the proprietary rights license agreement, substantially in the form of Exhibit P attached hereto (the "Proprietary Rights License Agreement"), pursuant to which Seller will license certain proprietary information to Buyer;

(dd)
A duly executed counterpart of the patent license agreement, substantially in the form of Exhibit Q attached hereto (the "Patent License Agreement"), pursuant to which Seller will license certain patents to Buyer;

(ee)
A duly executed spare parts agreement, substantially in the form of Exhibit R attached hereto (the "Spare Parts Agreement"), pursuant to which Seller will permit Buyer to purchase certain spare parts from time to time;

(ff)
A duly executed linerboard supply agreement, substantially in the form of Exhibit S attached hereto (the "Linerboard Supply Agreement") pursuant to which Buyer will supply linerboard to Seller;

(gg)
The documents set forth on Schedule 1.5(gg) hereto; and

(hh)
All other documents, instruments and writings required or reasonably requested to be delivered by Seller at or prior to the Closing pursuant to this Agreement or otherwise required in connection herewith (including documents reasonably acceptable to a title company with regard to the conveyance of Owned Real Property) (the documents referred to in this Section 1.5 being collectively referred to as the "Seller Closing Documents"). The agreements referred to in Sections (s) through (ff) of this Section 1.5 are collectively referred to herein as the "Ancillary Agreements."

Section 1.6. Deliveries by Parent and Buyer. At the Closing, Parent and Buyer, as applicable, will deliver or cause to be delivered to Seller (unless previously delivered) the following:

(a)
The Estimated Purchase Price referred to in Section 1.3 and Section 1.7;

(b)
A duly executed Instrument of Assumption;

(c)
An officer's certificate on behalf of Parent and Buyer signed by an officer of each such entity stating that the conditions specified in Sections 6.2(a) through 6.2(e), inclusive, have been fully satisfied (the "Parent's Officer's Certificate" and the "Buyer's Officer's Certificate," respectively);

(d)
A copy of the resolutions duly adopted by the board of directors of each of Parent and Buyer authorizing the execution, delivery and performance by Buyer of the Transaction Documents to which it is a party and the consummation of the Transactions, as in effect as of the Closing, certified by an officers of each such entity (together with an officer's certificate of Parent stating that the condition specified in Section 6.1(f) has been satisfied) and related incumbency certificates;

(e)
A duly executed counterpart of the Trademarks Assignment;

(f)
A duly executed counterpart of the Tax-Exempt Bond Agreement;

(g)
A duly executed counterpart of the Transition Services Agreement;

(h)
A duly executed counterpart of each of the Unbleached Roll Wrap Base Paper Supply Agreements;

(i)
Duly executed counterparts of the Arizona Supply Agreements;

(j)
A duly executed counterpart of either (1) the Pulpwood Supply Agreements or (2) the Pulpwood Supply Side Letter;

(k)
A duly executed counterpart of the Residual Chip Agreement;

(l)
A duly executed counterpart of the Container Supply Agreement;

(m)
A duly executed counterpart of the Joint Purchasing Agreement;

(n)
A duly executed counterpart of the Valve and Chuck Agreement;

(o)
A duly executed counterpart of the Dunnage Bag Agreement;

(p)
A duly executed counterpart of the Sales Solicitation Agreement;

(q)
A duly executed counterpart of the Proprietary Rights License Agreement;

(r)
A duly executed counterpart of the Patent License Agreement;

(s)
A duly executed counterpart of the Spare Parts Agreement;

(t)
A duly executed counterpart of the Linerboard Supply Agreement;

(u)
The documents set forth on Schedule 1.6(u) hereto; and

(v)
All other documents, instruments and writings required or reasonably requested to be delivered by Buyer at or prior to the Closing pursuant to this Agreement or otherwise required in connection herewith (the documents referred to in this Section 1.6 being collectively referred to as the "Parent and Buyer Closing Documents").

Section 1.7. Pre-Closing Purchase Price Adjustments.

(a)
Seller shall, not later than two (2) business days prior to the Closing Date, deliver to Parent a certificate, signed by an officer of Seller, setting forth Seller's good faith estimate of Working Capital as of the close of business on the Closing Date ("Estimated Pre-Closing Working Capital"), calculated in accordance with the accounting principles set forth on Schedule 1.7(a) (the "Accounting Principles"), subject to the Slow-Moving Inventory and Bad Debt Exceptions (as defined herein).

(b)
On the Closing Date, the Target Purchase Price shall be adjusted by either adding the amount by which Estimated Pre-Closing Working Capital is greater than $42,637,709 (the "Target Working Capital"), or subtracting the amount by which Estimated Pre-Closing Working Capital is less than the Target Working Capital.

Section 1.8. Preparation of Closing Date Statement. An unaudited statement (the "Closing Date Statement") of Working Capital as of the close of business on the Closing Date shall be prepared by Seller in the following manner:

(a)
Seller and Parent shall jointly take a physical count of the inventory of the Business and agree upon the results of such count (the "Inventory Count"). The Inventory included in the Inventory Count and set forth on the Final Closing Date Statement shall consist of Inventory, net of reserves on the Final Closing Date Statement, of a quantity and quality which is usable and saleable in ordinary course of business and shall exclude items of Inventory which are defective, slow-moving, obsolete or damaged in accordance with the Accounting Principles; provided, however, that the Inventory Count shall include no Inventory which is in excess of eleven months old (the "Slow-Moving Inventory Exception"). The Inventory Count shall be (i) conducted on one or more days that are not business days, and (ii) completed no more than five (5) calendar days before or after the Closing Date on such day as Parent and Seller shall determine. Within sixty (60) days after the Closing Date, Seller shall deliver to Parent the Closing Date Statement, fairly presenting the Working Capital as of the close of business on the Closing Date, calculated in accordance with the Accounting Principles, subject to the Slow-Moving Inventory and Bad Debt Exceptions (as defined herein). The Closing Date Statement shall be accompanied by a report setting forth Working Capital as reflected in the Closing Date Statement, and the amount of any adjustment to the Estimated Purchase Price to be paid and by whom pursuant to Section 1.9 and the basis therefor.

(b)
Following the Closing, each of Parent and Seller shall give the other Party and any independent auditors and authorized representatives of such other Party reasonable access during normal business hours to the properties, books, records and personnel of the Business with respect to periods on or prior to the Closing Date for purposes of preparing, reviewing and resolving any disputes concerning the Closing Date Statement. If Parent disputes the Closing Date Statement, Parent shall give Seller notice of the dispute within thirty (30) days after the Closing Date Statement has been delivered to Parent, with such notice setting forth in reasonable detail the basis for such dispute. If Parent fails to notify Seller of any such dispute within such 30-day period, the Closing Date Statement shall be deemed to be accepted. In the event that Parent shall so notify Seller of any dispute, Parent and Seller shall cooperate in good faith to resolve such dispute within thirty (30) days.

(c)
If Parent and Seller are unable to resolve any such dispute within thirty (30) days of Parent's delivery of such notice (the "Resolution Period"), then all amounts remaining in dispute shall be submitted promptly thereafter to Price WaterhouseCoopers LLP (the "Independent Accounting Firm"). Each Party agrees to execute, if requested by the Independent Accounting Firm, a reasonable engagement letter. All fees and expenses relating to the work, if any, to be performed by the Independent Accounting Firm shall be paid equally by Parent and Seller; provided, however, that if either party prevails with respect to 75% or more of the total aggregate dollar amounts in dispute, the other party shall bear the entire fees, expenses and costs of the Independent Accounting Firm. The Independent Accounting Firm shall act as an arbitrator to determine, based solely on presentations by Seller, on the one hand, and Parent or Buyer, on the other hand, and not by independent review, only those items or issues still in dispute and shall be limited to those adjustments, if any, which need be made for the Closing Date Statement to comply with the standards set forth herein. The Independent Accounting Firm's determination shall be requested to be made within 30 days of their selection, shall be set forth in writing, and shall be final, binding and conclusive. The Closing Date Statement, as agreed to or as modified by resolution of any disputes by Parent and Seller or by the Independent Accounting Firm, shall be the "Final Closing Date Statement."

(d)
The term "Working Capital" shall mean the current assets of the Business that are included in the definition of Assets, minus the current liabilities of the Business that are included in the definition of Assumed Liabilities, in each case determined in a manner consistent with the Accounting Principles; provided, however, that neither Excluded Assets nor Excluded Liabilities shall be included in the calculation of Working Capital and, provided further that Working Capital shall contain a reserve for bad debts equal to the adequate reserves calculated in accordance with GAAP with respect to any accounts receivable that could reasonably be expected to be potentially uncollectible (collectively, the "Bad Debt Exception") and the Inventory included therein shall be subject to the Slow-Moving Inventory Exception. Current assets and current liabilities shall have the meanings ascribed to such terms under GAAP.

Section 1.9. Post-Closing Purchase Price Adjustments; Allocation of Purchase Price.

(a)
No later than the tenth (10th) business day following the determination of the Final Closing Date Statement, either Parent shall cause Buyer to pay to Seller the amount (together with interest as described below) by which the Working Capital as set forth in the Final Closing Date Statement is greater than the Estimated Pre-Closing Working Capital, or Seller shall pay to Buyer the amount (together with interest as described below) by which the Working Capital as set forth in the Final Closing Date Statement is less than the Estimated Pre-Closing Working Capital, as the case may be.

(b)
Any amount to be paid by either Seller or Buyer pursuant to Section 1.9(a) shall bear simple interest at an annual rate of six percent (6%), accruing from the Closing Date to the date of payment.

(c)
Any amount to be paid by either Seller or Buyer pursuant to Section 1.9(a) shall be paid by wire transfer in immediately available funds to an account designated by the party entitled to receive such payment.

(d)
Any amount to be paid by either Seller or Buyer pursuant to Section 1.9(a) shall be treated as an adjustment to the Purchase Price.

(e)
In conjunction with the determination of the Final Closing Date Statement, Seller and Parent shall also negotiate in good faith to agree as promptly as possible, but in any event within 120 days after the determination of the Final Closing Date Statement, upon an allocation of the Purchase Price to the Assets in accordance with Section 1060 of the Code, and the applicable Treasury Regulations or applicable local law, starting with the Preliminary Allocation set forth on Schedule 1.3(a), and making the applicable changes thereto consistent with the changes in current assets between the Target Purchase Price (as reflected in the Preliminary Allocation) and the Final Closing Date Statement (the "Final Allocation"). Seller, Parent and Buyer (i) shall be bound by the allocations determined pursuant to this paragraph for purposes of determining any Taxes, (ii) shall prepare and file all Tax Returns in a manner consistent with such allocations, and (iii) shall take no position inconsistent with such allocations in any Tax Return, any proceeding before any taxing authority or otherwise. In the event that any such allocation is disputed by any taxing authority, the party receiving notice of such dispute shall promptly notify and consult with the other parties hereto concerning resolution of such dispute.

Section 1.10. Apportionment of Real Estate Taxes; Transfer Taxes.

(a)
Parent and Buyer, on the one hand, and Seller, on the other hand, shall apportion all real property, property, intangibles and other similar ad valorem Taxes paid or payable in connection with any of the Assets. Such apportionments shall be made as of the Closing Date and in the case of real property, property, intangibles and other similar ad valorem Taxes, shall be based upon the fiscal year for which the same are assessed and shall be apportioned in accordance with the principles of Section 164(d) of the Code. Such apportionment shall be made at or prior to the Closing to the extent practicable. In the event that the applicable Tax bill or other information reasonably necessary for computing any such apportionment is not available on the Closing Date, the proration shall be equal to one hundred ten percent (110%) of the last ascertainable (full year's) tax bill for such Taxes or fees that is available. Seller shall not be responsible for any increased assessments resulting from the Transactions. Seller and Parent agree to furnish each other with, or to cause to be furnished to each other, as applicable, such documents and other records as may be reasonably requested in order to confirm all adjustment and proration calculations made pursuant to this Section 1.10.

(b)
Parent and Buyer, on the one hand, and Seller, on the other hand, shall each pay fifty percent (50%) of the aggregate amount of all stamp and recording, transfer, documentary, sales, use, registration and other such similar Taxes and all settlement fees, and other fees, costs and expenses associated therewith (collectively, "Transfer Taxes") incurred in connection with this Agreement and the Transactions.

Section 1.11. Contingent Earnout A.

(a)
Within thirty (30) days after final determination pursuant to this Agreement of the EBITDA of the Business for all of the Earnout Periods, Parent shall cause Buyer to pay to Seller, by wire transfer of immediately available funds, an amount of up to Thirty-Five Million Dollars ($35,000,000.00) ("Contingent Earnout A"), determined as follows:

    Contingent Earnout A will not exceed $35,000,000 and will not be less than zero. Within this range, the amount of Contingent Earnout A will be equal to (i) the product of five and three-tenths (5.3) times the average annual EBITDA of the Business for the five Earnout Periods (determined as provided in this Agreement), minus (ii) One Hundred Sixty-Five Million Dollars ($165,000,000.00).

(b)
By way of illustration, if the average annual EBITDA of the Business for the Earnout Periods is $35 million (determined as provided in this Agreement), then Contingent Earnout A will equal $20.5 million (i.e., (5.3 X $35.0 million) - $165.0 million). The intent of this provision is that Contingent Earnout A will be payable in the full amount of $35 million if the average annual EBITDA of the Business over this period is greater than $37,735,849. Conversely, there will be no amount payable with respect to Contingent Earnout A if the average annual EBITDA of the Business over this period is less than $31,132,075.

Section 1.12. Contingent Earnout B. In addition to payment (if any) of Contingent Earnout A, within thirty (30) days after the final determination pursuant to this Agreement of the EBITDA of the Business for all of the Earnout Period, Parent shall cause Buyer to pay to Seller, by wire transfer of immediately available funds, the amount of Twenty-Five Million Dollars ($25,000,000.00) ("Contingent Earnout B"), if and only if the average annual EBITDA of the Business for the five Earnout Periods (determined as provided in this Agreement) equals or exceeds Forty-Nine Million Two Hundred Thousand Dollars ($49,200,000.00) (Contingent Earnout A and Contingent Earnout B are collectively referred to herein as the "Earnout Amounts").

Section 1.13. Earnout Periods and Annual EBITDA.

(a)
"Earnout Period" shall mean each of the four full calendar years beginning with 2007 through and including calendar year 2010, and an additional twelve-month period consisting of the sum of (i) the period from the day after the Closing Date through December 31, 2006 (the "2006 Stub Period") and (ii) the period from January 1, 2011 through the fifth anniversary of the Closing Date (the "2011 Stub Period").

(b)
EBITDA for the Business shall be determined on a discrete basis for each Earnout Period, and the "average annual EBITDA" as used herein shall be equal to the simple arithmetic average of the EBITDA figures for each Earnout Period, without weighting. The term "annual EBITDA" for the Earnout Period consisting of the 2006 Stub Period and the 2011 Stub Period shall refer to the sum of the separate EBITDA amounts (determined in accordance with this Agreement) for each such period.

Section 1.14. Manner of Computation. For purposes of this Agreement, "EBITDA" of the Business shall mean its net income or loss before interest income or expense, income taxes, depreciation and amortization, adjusted as provided below in this Section 1.14, and as adjusted (if appropriate) pursuant to Sections 1.15 and 1.16. In determining such EBITDA:

(a)
EBITDA (i) shall be computed without regard to "extraordinary items" of gain or loss as that term shall be defined in GAAP; (ii) shall not include gains, losses or profits realized from the sale of capital assets or marketable securities; (iii) shall not include any commitment fees or other expenses payable to any financing source (it being acknowledged and agreed that the Buyer may sweep any cash generated by the Business for use in its other businesses in its discretion); (iv) shall be calculated without regard to any income, expense, gain or loss realized from a cumulative effect of a change in accounting principles as defined by GAAP; (v) shall not include gains or losses realized on the sale (if any) of the Roanoke Rapids or Fordyce facilities; and (vi) shall not include the income or loss generated from discontinued operations as defined by GAAP.

(b)
After the Closing Date and prior to the direct or indirect acquisition (if any) by Parent of another business in the form of substantially all of the assets of a going concern or division or line of business or the acquisition of control of the equity interests of an existing business (each, an "Acquisition"), the EBITDA of the Business shall be equal to the EBITDA of Parent and Buyer calculated on a consolidated basis, and shall, subject to Section 1.14(a) hereof, include all costs and expenses of Parent and Buyer other than (a) any compensation or management fees paid directly or indirectly to Roger Stone or Matthew Kaplan or (b) any expenses of Parent incurred in order to comply with its obligations as a public company under applicable securities laws (other than such as are incurred in connection with the audit of Parent's consolidated financial statements) (collectively, the "Excluded Parent Expenses"). After the Closing Date and after a direct or indirect Acquisition by Parent, the EBITDA of the Business shall be calculated on a stand-alone basis as if the Business (including the activities of Buyer and Parent related to the Business) were being operated as a separate and independent corporation. In such event, the EBITDA of the Business shall include a good faith and reasonable allocation of costs and expenses (other than the Excluded Parent Expenses) associated with (i) shared services provided or procured by Parent or its affiliates to or for the Business, which may include insurance, legal, human resources, employee benefits, accounting, finance, information technology and other centralized functions, and (ii) Parent corporate overhead, administration and management (collectively, the "Allocated Costs"). Expenses incurred in connection with services or functions provided to or procured by the Business at the plant level shall be deducted for purposes of calculating EBITDA.

(c)
No deduction shall be made for legal fees, accounting fees or other transaction expenses in each case arising out of this Agreement.

(d)
The purchase and sales prices of goods and services (other than the Allocated Costs) sold by the Business to Parent, Buyer or their affiliates or divisions existing from time to time or purchased by the Business from Buyer, Parent or their affiliates or divisions existing from time to time shall be adjusted to reflect the amounts that the Business would have realized or paid if dealing with an independent party in an arm's-length commercial transaction.

(e)
Throughout the Earnout Periods, Parent shall maintain or cause to be maintained such financial reporting systems as necessary to accurately determine the EBITDA of the Business as set forth herein. Parent shall provide quarterly estimates of EBITDA to Seller after the filing with the SEC of its quarterly reports on Form 10-Q; provided that if Parent Common Stock is no longer publicly traded, Parent shall provide such quarterly estimates of EBITDA to Seller within 45 days after each of its fiscal quarters. Seller acknowledges that these quarterly reports will be estimates and that only final audited EBITDA amounts will be used for purposes of this Agreement. Seller acknowledges that certain of the information to be provided under this sub-section may be non-public information and agrees to maintain all information provided under this sub-section in confidence and not to use it for any purpose, except as contemplated by this Agreement.

Section 1.15. Capital Expenses Adjustment.

(a)
It is anticipated that Buyer will spend the amount set forth on Schedule 1.15 attached hereto on strategic and cost savings capital improvements (the "Required Capital Improvements"), for the Business during the first five years after the Closing Date in accordance with the capital expenditure timetable set forth on Schedule 1.15 attached hereto. Buyer shall choose the items and projects for expenditures for the Required Capital Improvements in its sole discretion.

(b)
In the event that, as at the end of any Earnout Period, (x) the aggregate amount of Required Capital Improvements spent by Buyer for all periods from the Closing Date through the end of such Earnout Period is less than (y) the aggregate amount of Required Capital Improvements anticipated to be spent with respect to such periods as contemplated on Schedule 1.15, then an amount equal to 25% of the amount of such shortfall shall be added to EBITDA for the following Earnout Period. Such determination shall be made as at the end of each Earnout Period.

(c)
Notwithstanding the foregoing, if all or a portion of the Business is sold prior to the end of the last Earnout Period, the foregoing obligations of Buyer and EBITDA adjustment provisions shall apply only with respect to periods preceding the date of such sale.

Section 1.16. Adjustments Upon Disposition of Assets.

(a)
For purposes of calculating adjustments to the Earnout Amounts under this Section 1.16, the parties agree to treat the Business as comprising two lines of business: (i) the production of unbleached pulp and a variety of unbleached kraft paper and lightweight container board kraftliner products at the facility located in Roanoke Rapids, North Carolina and sale of products produced at such facility ("Roanoke Rapids"), and (ii) the conversion of unbleached kraft paper into inflatable dunnage products at the facility located in Fordyce, Arkansas and sale of products produced at such facility ("Fordyce").

(b)
For the purposes of calculating adjustments to the Earnout Amounts under this Section 1.16, Parent shall calculate and report the separate EBITDAs of each of the two lines of business in the same manner as required hereunder with respect to the EBITDA of the Business.

(c)
In the event that either the Roanoke Rapids or Fordyce facility is sold by Buyer prior to the end of the last Earnout Period:

(i)
the Contingent Earnout A shall be divided into two separate amounts, as follows:

(A)
Contingent Earnout A with respect to Roanoke Rapids ("Roanoke Rapids Earnout A") shall not exceed $29,989,833; and

(B)
Contingent Earnout A with respect to Fordyce ("Fordyce Earnout A") shall not exceed $5,010,167.

The values set forth in (A) and (B) above are solely for purposes of the earnout provisions set forth in Sections 1.11 through 1.17 and have no effect on determining the Preliminary Allocation or the Final Allocation.

  (ii)
  the amount payable to Seller with respect to Contingent Earnout A for either of the two lines of business will be the positive amount (if any) not to exceed the maximum amount of Contingent Earnout A with respect to that line of business (pursuant to Section 1.16(c)(i) above) equal to the product of five and three-tenths (5.3) times the average annual EBITDA of that line of business for the five Earnout Periods (determined as provided in this Agreement), minus (A) in the case of Roanoke Rapids, $141,380,643, or (B) in the case of Fordyce, $23,619,357; provided that the average annual EBITDA for the line of business being sold will be determined in accordance with Section 1.16(d) or Section 1.16(e), as appropriate.

  (iii)
  the determination as to whether Contingent Earnout B is payable shall be made as provided in Section 1.12; provided that the EBITDA of the Business for each Earnout Period, to be used in determining the average annual EBITDA of the Business, shall be the sum of the separate EBITDAs of the two lines of business for each such Earnout Period, such separate EBITDAs to be determined in accordance with Section 1.16(d) or Section 1.l6(e), as appropriate. Payment of amounts (if any) with respect to Contingent Earnout B shall be made at the time as required under Section 1.12, provided that if both the Roanoke Rapids facility and the Fordyce facility are sold, then payment of amounts (if any) with respect to Contingent Earnout B shall be made within thirty (30) days of the determination of relevant EBITDA amounts following the closing of the later of such sales, discounted to present value from the date sixty (60) days after the fifth anniversary of the Closing Date to the date of payment using a discount rate of 8%.

(d)
In the event that the Roanoke Rapids facility is sold by Buyer prior to the end of the last Earnout Period:

(i)
at a price (including the principal amount of any notes payable to Buyer or an Affiliate or assumed debt) which results in a gain as compared to the allocable amount of the Purchase Price attributed to Roanoke Rapids as set forth on Schedule 1.16(d)(i) (as adjusted to reflect the final Purchase Price upon final resolution of the Closing Date Statement and to give effect to the payment of the Earnout Amounts hereunder), then the EBITDA to be used for purposes of determining the amount of Roanoke Rapids Earnout Amounts will be (A) for such complete Earnout Period prior to the date of such sale (including the 2006 Stub Period on a pro rated basis for the number of days in 2006 following the Closing Date), the actual EBITDA of the Roanoke Rapids line of business for such period calculated in accordance with Section 1.14 and pursuant to Section 1.15, (B) for each complete Earnout Period that follows the date of such sale (including the EBITDA for the 2011 Stub Period on a pro rated basis for the number of days in 2011 following such sale and prior to the fifth anniversary of the Closing Date), the business plan EBITDA of the Roanoke Rapids line of business (as set forth on Schedule 1.16(d)(ii)), and (C) for the Earnout Period that includes the date of such sale the sum of (x) the actual EBITDA of the Roanoke Rapids line of business for that portion of such Earnout Period prior to the date of such sale plus (y) the business plan EBITDA of the Roanoke Rapids line of business (as set forth on Schedule 1.16(d)(ii)) for such Earnout Period, prorated for the number of days in such period following the date of such sale; or

(ii)
at a price (including the principal amount of any notes payable to Buyer or Affiliate or assumed debt) which results in a loss as compared to the allocable amount of the Purchase Price attributed to Roanoke Rapids as set forth on Schedule 1.16(d)(i) (as adjusted to reflect the final Purchase Price upon final resolution of the Closing Date Statement and to give effect to the payment of the Earnout Amounts hereunder), then the

    EBITDA to be used for purposes of determining the amount of the Roanoke Rapids Earnout Amounts will be (A) for each complete Earnout Period prior to the date of such sale (including the EBITDA for the 2006 Stub Period on a pro rated basis for the number of days in 2006 following the Closing Date), and for the portion prior to the sale date of the Earnout Period in which the sale occurs, the actual EBITDA of the Roanoke Rapids line of business for such period calculated in accordance with Section 1.14 and adjusted pursuant to Section 1.15, and (B) for each complete Earnout Period that follows the date of such sale (including the EBITDA for the 2011 Stub Period on a pro rated basis for the number of days in 2011 following such sale and prior to the fifth anniversary of the Closing Date), and for the portion following the sale date of the Earnout Period in which the sale occurs, the average actual EBITDA of the Roanoke Rapids line of business for all periods included under subsection (ii)(A) hereof; and

  (iii)
  For purposes of determining whether Roanoke Rapids is sold at a gain or at a loss, (A) the allocable amount of the Purchase Price attributed to the specific assets included in the sale of Roanoke Rapids as set forth on Schedule 1.16(d)(i) (as adjusted to reflect the final Purchase Price upon final resolution of the Closing Date Statement and to give effect to the payment of the Earnout Amounts hereunder) shall be (i) increased by the amount of property, plant and equipment acquired by the Business with respect to the Roanoke Rapids facility after the Closing Date and prior to the sale of the Roanoke Rapids assets, and (ii) reduced for depreciation prior to the date of sale on such Roanoke Rapids assets, (B) the Roanoke Rapids sale price shall be adjusted (if necessary) to reflect the same basis of determination used in determining the allocable amount of the Purchase Price attributed to such Roanoke Rapids assets as set forth on Schedule 1.16(d)(i) (as adjusted to reflect the final Purchase Price upon final resolution of the Closing Date Statement and to give effect to the payment of the Earnout Amounts hereunder), and (C) if the sale consideration includes any type of contingent payment which would alter the gain or loss character of the transaction or if the adjustment of the allocable amount set forth on Schedule 1.16(d)(i) hereof to give effect to the payment of the Earnout Amounts hereunder, as applicable, would alter the gain or loss character of the transaction, then: (1) the Roanoke Rapids EBITDA shall be determined at the time of such sale according to subsection 1.16(d)(i) as if such sale had been made at a loss, and any amount payable with respect to the Roanoke Rapids Earnout A based on such determination shall be paid as provided in subsection 1.16(d)(iv); and (2) if, upon resolution of the actual amount of such contingent payment or upon final resolution of the Earnout Amounts hereunder, as applicable, it is determined that the sale of Roanoke Rapids has been made at a gain, then the Roanoke Rapids EBITDA shall be re-determined according to subsection 1.16(d)(ii), and any incremental amount payable with respect to the Roanoke Rapids Earnout A in excess of that already paid shall be paid as provided in subsection 1.16(d)(iv) following such determination plus interest at 8% per annum for the period, if any, following the date that is 60 days after the fifth anniversary of the Closing Date; and

  (iv)
  Any payments hereunder with respect to Roanoke Rapids Earnout A will be made within thirty (30) days of the determination of relevant EBITDA amounts following the closing of the sale of Roanoke Rapids (except as provided in subsection 1.16(d)(iii)(C)(2)), and the amount payable hereunder will be the amount of the Roanoke Rapids Earnout A resulting from the calculations under this Section 1.16(d), discounted to present value from the date sixty (60) days after the fifth anniversary of the Closing Date to the date of payment using a discount rate of 8%; and

  (v)
  Except as provided in Section 1.16(e), the EBITDA to be used for purposes of determining the Fordyce Earnout Amounts will be the actual EBITDA of the Fordyce line of business for such periods.

(e)
In the event that the Fordyce facility is sold by Buyer prior to the end of the last Earnout Period:

(i)
then the EBITDA to be used for purposes of determining the Fordyce Earnout Amounts will be (A) for each complete Earnout Period prior to the date of such sale (including the 2006 Stub Period on a pro rated basis for the number of days in 2006 following the Closing Date), the actual EBITDA of the Fordyce line of business for such period calculated in accordance with Section 1.14 and adjusted pursuant to Section 1.15, and (B) for each complete Earnout Period that follows the date of such sale (including the

    2011 Stub Period on a pro rated basis for the number of days in 2011 following such sale and prior to the fifth anniversary of the Closing Date), the business plan EBITDA of the Fordyce line of business (as set forth on Schedule 1.16(d)(ii)), and (C) for the Earnout Period that includes the date of such sale, the sum of (x) the actual EBITDA of the Fordyce line of business for the portion of such Earnout Period prior to the date of such sale calculated in accordance with Section 1.14 and adjusted pursuant to Section 1.15, plus (y) the business plan EBITDA of the Fordyce line of business (as set forth on Schedule 1.16(d)(ii)) for such Earnout Period, prorated for the number of days in such period following the date of such sale;

  (ii)
  any payments hereunder with respect to Fordyce Earnout A will be made within thirty (30) days of the determination of relevant EBITDA amounts following the closing of the sale of Fordyce, and the amount payable hereunder will be the amount of the Fordyce Earnout A resulting from the calculations under this Section 1.16(e), discounted to present value from the date sixty (60) days after the fifth anniversary of the Closing Date to the date of payment using a discount rate of 8%; and

  (iii)
  except as provided in Section 1.16(d), the EBITDA to be used for purposes of determining the Roanoke Rapids Earnout Amounts will be the actual EBITDA of the Roanoke Rapids line of business for such periods.

Section 1.17. Time of Determination; Objection.

(a)
Parent's certified public accountants (the "Parent's Accountants") shall conduct an audit of the Business as soon as reasonably practicable after the close of each calendar year, which audit shall cover the preceding twelve months (except for the initial audit, which shall cover the 2006 Stub Period). Parent's Accountants shall also conduct a special audit of the Business for the 2011 Stub Period as soon as reasonably practical after the fifth anniversary of the Closing Date, and in the event of the sale of Fordyce or Roanoke Rapids under Section 1.16, shall also conduct a special audit of the Business and each of Fordyce or Roanoke Rapids, as applicable, for periods occurring prior to the date of such sale, as soon as reasonably practical after the date of such sale. In each case, within sixty (60) days thereafter, Parent's Accountants shall calculate the EBITDA of the Business for such calendar year (or for the 2006 Stub Period or the 2011 Stub Period, as applicable) in accordance with the terms of this Agreement and deliver written copies of the same (together with reasonably detailed supporting calculations) to Seller and Parent. Seller shall have access to the books and records of the Business and to Parent's Accountants' workpapers (in each case relating to the period covered by the applicable EBITDA calculation) during regular business hours to verify the computation of EBITDA made by Parent's Accountants.

(b)
If either Seller or Buyer notifies the other in writing within forty-five (45) calendar days after receipt of Parent's Accountants' report for the last Earnout Period that it objects to any computation of EBITDA for any of the Earnout Periods (which notice shall set forth in reasonable detail the basis for such dispute), the amount of EBITDA for the applicable period shall be determined by negotiation between Seller and Parent. If Seller and Parent are unable to reach agreement within thirty (30) business days after such notification, all matters remaining in dispute shall be referred to the Independent Accounting Firm for resolution in accordance with the procedures set forth below in this Section 1.17(b). Each Party agrees to execute, if requested by the Independent Accounting Firm, a reasonable engagement letter. All fees and expenses relating to the work, if any, to be performed by the Independent Accounting Firm shall be paid equally by Buyer and Seller; provided, however, that if either Party prevails with respect to 75% or more of the total aggregate amount of EBITDA in dispute, the other Party shall bear the entire fees, expenses and costs of the Independent Accounting Firm with respect to such dispute. The Independent Accounting Firm shall act as an arbitrator to determine, based solely on presentations by Seller and Parent, and not by independent review, only those items or issues still in dispute, and shall be limited to those adjustments, if any, which need be made for the EBITDA of the Business for the period at issue to comply with the standards set forth in this Agreement. The Independent Accounting Firm's determination shall be requested to be made within 30 days of their selection, shall be set forth in writing, and shall be final, binding and conclusive as to all matters addressed therein.

Section 1.18. Collection of Accounts Receivable; Agreement to Repurchase Certain Receivables.

(a)
Parent and Buyer agree to use reasonable commercial efforts to collect the Accounts Receivable of the Business reflected on the Closing Date Statement.

(b)
Payments received by Buyer from account debtors as payment for Accounts Receivable shall be applied in a manner consistent with the past practice of Seller, unless such account is in dispute because of a claim of the account debtor relating to that order. In the event of a disputed claim, Buyer shall provide notice to Seller and shall cooperate with Seller in resolving the disputed claim with the account debtor and will adjust the final application of payments consistent with the resolution of the dispute.

(c)
If, after the Closing Date, Seller or any Affiliate receives any payment on any Accounts Receivable acquired by Buyer hereunder or any rebate or other amounts under agreements with suppliers or others ("Rebates"), Seller shall forward such payment to Buyer within five (5) business days after Seller's or such Affiliate's receipt thereof, together with any endorsement required so as to permit Buyer to collect on such Accounts Receivable or Rebates. Effective as of the Closing, Seller hereby appoints Buyer as its agent and attorney-in-fact to collect all receivables of the Business acquired by Buyer hereunder and to endorse, in the name of Seller or its Affiliate, as applicable, any checks or other instruments of payment received on account of payment of such receivables.

(d)
If any of the Accounts Receivable reflected on the Closing Date Statement have not been paid by the account debtor on or before the 180th day after the Closing Date, and such nonpayment does not result from any claim or offset asserted against Buyer for products manufactured after the Closing Date by the Buyer (the "Uncollectible Receivables"), Buyer, in its sole discretion, may reassign on or before the 240th day after the Closing Date to Seller all or any part of the Uncollectible Receivables (at their face amount) that exceed the dollar amount of the reserve for the doubtful accounts set forth in the Closing Date Balance Sheet in exchange for payment by Seller for such excess Uncollectible Receivables (at their face amount).

(e)
Payment shall be made by Seller within ten (10) days following Buyer's notice of reassignment. If Buyer recovers payment for Uncollectible Receivables after receiving such payment, Buyer shall transmit such amount to Seller. Payments received by Buyer from account debtors shall be applied in accordance with Section 1.18(b).

(f)
The final Purchase Price shall be deemed reduced by the amount of Uncollectible Receivables reassigned to Seller pursuant to Section 1.18(d).

(g)
This Section 1.18 shall be the sole remedy of Buyer for Claims relating to Accounts Receivable.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER

As a material inducement to Seller to enter into this Agreement and complete the Transactions, Parent and Buyer hereby jointly and severally represent and warrant to Seller that:

Section 2.1. Organization. Each of Parent and Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Subject to receipt of the Transaction Approval, each of Parent and Buyer has the requisite corporate power and authority and all licenses, permits and authorizations necessary to enter into, deliver and carry out its obligations pursuant to the Transaction Documents to which it is a party.

Section 2.2. Authorization; Binding Effect; No Breach. The execution, delivery and performance by each of Parent and Buyer of each Transaction Document to which it is a party, and the consummation of the Transactions contemplated thereby, have been duly authorized and approved by its board of directors and, except for the Transaction Approval, no further approval of an action by Parent or Buyer or their respective Boards of Directors or stockholders is necessary to consummate the Transactions. Subject to receipt of the Transaction Approval, each Transaction Document to which Parent or Buyer is or will become a party constitutes or will constitute a valid and binding obligation of such party which is enforceable against it in accordance with its terms, except as such enforceability may be limited by (a) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors' rights generally and (b) applicable equitable principles (whether considered in a proceeding at law or in equity). Except for the filing of the Proxy Statement with the SEC and the applicable requirements of the Exchange Act, the Transaction Approval and as required by the terms of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the execution, delivery and performance by each of Parent and Buyer of the Transaction Documents to which it is a party do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in a violation of, or (iv) require any authorization, consent, approval, exemption or other action by or declaration or notice to any Governmental Authority pursuant to, the charter or bylaws of Parent or Buyer, as applicable, or any material agreement, instrument, or other document, or any material Legal Requirement, to which Parent or Buyer, respectively, is subject.

Section 2.3. Availability of Funds. Parent has previously provided Seller with an executed copy of a commitment letter (the "Commitment Letter") with respect to the debt financing arrangement for the Transactions (the "Financing"). As of the date hereof, the Commitment Letter is in full force, has not been amended or rescinded; and neither Parent nor Seller has knowledge of any event that would constitute a failure to satisfy conditions to the Financing. The aggregate proceeds of the debt financing provided for in the Commitment Letter together with cash available to Buyer in its Trust Fund would be sufficient to pay the Estimated Purchase Price and satisfy other obligations of Buyer and its Affiliates necessary to consummate the Transactions and the Transaction Documents.

Section 2.4. Litigation. There are no cases, governmental investigations or inquiries pending or to the knowledge of Buyer threatened against Buyer that are reasonably likely to materially adversely affect Buyer's performance under this Agreement or the ability of Buyer to consummate the Transactions.

Section 2.5. No Implied Representation. Parent and Buyer acknowledge that they have conducted to their satisfaction an independent investigation of the financial condition, liabilities, results of operations and projected operations of the Business and the nature and condition of its properties and assets and, in making the determination to proceed with the Transactions and the Ancillary Agreements, have relied solely on the results of their own independent investigation and the representations and warranties set forth in Article III. Notwithstanding anything contained in Article III or any other provision of this Agreement or the Schedules, Parent and Buyer acknowledge and agree that neither Seller nor any of its Affiliates is making any representation or warranty whatsoever, express or implied, beyond those expressly given in this Agreement, including any implied warranty of merchantability or suitability as to the properties or assets of the Business and it is understood that, except as otherwise provided in Article III, Parent and Buyer acknowledge that the Business is being sold "as is" and "where is." In addition, Parent and Buyer acknowledge and agree that any cost estimates, projections and predictions contained or referred to in the materials that have been provided to Parent and Buyer are not and shall not be deemed to be representations or warranties of Seller.

Section 2.6. Interpretation of Representations and Warranties and Schedules. Parent and Buyer acknowledge and agree that the specification of any dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in the Schedules is not intended to imply that such amounts or higher or lower amounts, or the items so included or other items, are or are not material, and no Party shall use the fact of the setting of such amounts or the fact of inclusion of any such item in the Schedules in any dispute or controversy between the Parties as to whether any obligation, item or matter not described herein or included in a schedule is or is not material.

Section 2.7. Brokerage. Except for fees paid to Morgan Joseph which fees shall be paid by Parent, there is no claim for brokerage commissions, finders' fees, or similar compensation in connection with the Transactions based on any arrangement or agreement which is binding upon Buyer.

Section 2.8. Knowledge. Neither Parent nor Buyer has knowledge of any inaccuracy in or breach of any representation, warranty, covenant or agreement of Seller set forth in this Agreement or any closing certificate delivered by Seller pursuant to the terms hereof. As used in this Article II, "knowledge" with respect to Parent and Buyer shall mean the actual knowledge of Roger Stone, Matthew Kaplan and Andrea Tarbox.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

As a material inducement to Parent and Buyer to enter into this Agreement and complete the Transactions, Seller hereby represents and warrants to Parent and Buyer that:

Section 3.1. Organization and Power.

(a)
Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. Seller is duly qualified to do business in each jurisdiction in which its ownership of property or conduct of business requires it to so qualify, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect. Seller has the requisite corporate power and authority, and all licenses, permits and authorizations necessary to enter into, deliver and carry out its obligations pursuant to the Transaction Documents to which it is a party, and to own and operate the Assets, and to carry on the Business, except for those licenses, permits and authorizations, the absence of which could not reasonably be expected to have a Material Adverse Effect.

(b)
Seller has not entered into any agreement, and is not bound by any obligation of any kind whatsoever, to transfer or dispose of the Business (or any substantial portion thereof), or any material Assets, to any Person other than Buyer pursuant to this Agreement.

Section 3.2. Authorization; Binding Effect; No Breach. The execution, delivery and performance by Seller of each Transaction Document to which it is a party, and the consummation of the Transactions contemplated thereby, have been duly authorized and approved by its board of directors, and no further approval of or action by Seller's board of directors or stockholders is required to consummate the Transactions. Each Transaction Document to which Seller is or will become a party constitutes or will constitute a valid and binding obligation of Seller, which is enforceable against Seller in accordance with its terms, except as such enforceability may be limited by (a) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors' rights generally and (b) applicable equitable principles (whether considered in a proceeding at law or in equity). Except as set forth on Schedule 3.2, the execution, delivery and performance of each Transaction Document to which Seller is a party do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any Lien other than a Permitted Exception upon any Assets under, (iv) result in a violation of, or (v) except as required by the terms of the HSR Act, require any authorization, consent, approval, exemption or other action by or declaration or notice to any Governmental Authority pursuant to, the charter or bylaws of Seller or any material agreement, instrument or other document, or any material Legal Requirement, to which Seller or any of the Assets is subject. Seller solely owns or leases all Assets and is solely responsible for operating the Business.

Section 3.3. Financial Statements and Related Matters.

(a)
Audited Financial Statements. Schedule 3.3(a) contains: the audited balance sheets of the Business as of December 31, 2004 and December 31, 2005 and the audited related statements of income and cash flows for years ended December 31, 2003, 2004 and 2005 (the "Audited Financial Statements"). The Audited Financial Statements (including in all cases the notes thereto, if any) present fairly in all material respects the financial condition of the Business as of the dates of such statements and the results of operation of the Business for such periods as it was operated as division of Seller, are accurate and complete in all material respects, are consistent with the Books and Records in all material respects (which, in turn, are accurate and complete in all material respects) and have been prepared in accordance with GAAP applied on a consistent basis in accordance with historical Seller practices throughout the periods covered thereby.

(b)
Latest Financial Statements. Schedule 3.3(b) contains the unaudited balance sheet of the Business as of March 31, 2006 (the "Latest Balance Sheet") and the related unaudited statement of income for the three-month period then ended (The "Latest Statement of Income"). The Latest Balance Sheet and the Latest Statement of Income have been extracted from, and are consistent in all material respects with, the Books and

  Records of Seller, which Books and Records are the basis for the preparation of Seller's Financial Statements and have been prepared in accordance with GAAP applied on a consistent basis in accordance with historical Seller practices throughout the period covered thereby (except as normal, recurring period-end adjustments and the absence of notes thereto). The Latest Balance Sheet and the Latest Statement of Income present fairly in all material respects the financial condition of the Business as of the date of such statements and results of operation of the Business for such periods as it was operated as a division of Seller.

(c)
Receivables. The Accounts Receivable shown on the Latest Balance Sheet were, as of the date thereof (the "Latest Balance Sheet Date"), valid receivables of the Business, arising in bona fide transactions in the ordinary course of business, and were current and, to the Knowledge of Seller, collectible, subject to no valid counterclaims or setoffs, in accordance with their terms at the aggregate amount recorded on the Latest Balance Sheet, net of the amount of allowances for doubtful accounts set forth on the Latest Balance Sheet.

(d)
Inventory. The Inventory shown on the Latest Balance Sheet, net of the reserves applicable to such inventory set forth on the Latest Balance Sheet, consisted of a quantity and quality which was usable and salable in the ordinary course of business on the Latest Balance Sheet Date, and the items of such inventory were not defective, slow-moving, obsolete or damaged.

(e)
Equipment. All Equipment comprising part of the Assets is physically located as set forth on Schedule 1.1(a)(iv) . Schedule 1.1(a)(iv) sets forth a true and complete list of all motor vehicles or other Equipment for which a certificate of title or origin is required in order to transfer title to Buyer. Except as disclosed on Schedule 3.3(e), none of the Equipment is subject to any Liens other than Permitted Exceptions. Except as set forth on Schedule 3.3(e), (i) Seller does not hold any Equipment comprising part of the Assets pursuant to any consignment or similar arrangement and no other Person has any right, title or interest in such Equipment except as lessor or licensor, and (ii) no other Person holds any Equipment of Seller used primarily in connection with the Business pursuant to any lease, consignment or similar arrangement and no other Person has any right, title or interest in such Equipment.

(f)
Controls and Procedures. To Seller's Knowledge, Seller has in place effective controls and procedures designed to ensure that financial and accounting information with respect to the Business as a division of Seller is recorded, processed, summarized and reported on a timely basis. To Seller's Knowledge, such controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to management of the Business in a timely manner. To Seller's Knowledge, Seller's internal controls over financial reporting with respect to the Business as a division of Seller are designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, to Seller's Knowledge include policies and procedures that:

(i)
pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the Business' assets in all material respects;

(ii)
provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements of the Business in accordance with GAAP, and that receipts and expenditures are being made only in accordance with authorizations of Seller; and

(iii)
provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Business' assets that could have a Material Adverse Effect on its financial statements.

Seller has disclosed to Buyer any change in Seller's internal control over financial reporting with respect to the Business that occurred since Seller's last audit that has materially affected, or is reasonably likely to materially affect, Seller's internal control over financial reporting with respect to the Business. Seller has further disclosed to Buyer, in writing:

  (x)
  all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting with respect to the Business of which it has Knowledge; and

  (y)
  any fraud, whether or not material, with respect to the Business of which it has Knowledge that involves management of the Business or other employees who have a significant role in Seller's internal controls over financial reporting with respect to the Business occurring or discovered since January 1, 2002.

Section 3.4. Absence of Undisclosed Liabilities. As of the Latest Balance Sheet Date, Seller did not have any Liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to Seller, whether due or to become due, and regardless of when asserted) with respect to the Business that should be reflected on a balance sheet prepared in accordance with GAAP, other than (i) the liabilities set forth on or disclosed in the Latest Balance Sheet, (ii) obligations to perform the executory portions of contracts relating to the Business to which Seller is a party, (iii) liabilities incurred in connection with the consummation of the Transactions and (iv) liabilities and obligations expressly disclosed (i.e., by making reference on Schedule 3.4 to such other Schedules) in the other Schedules to this Agreement or not required to be disclosed on the Schedules to this Agreement pursuant to the representations or warranties relating to such Schedules. Since the Latest Balance Sheet Date, Seller has not incurred any Liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to Seller, whether due or to become due, and regardless of when asserted) relating to the Business that should be reflected on a balance sheet prepared in accordance with GAAP, other than (a) current liabilities which have arisen after the Latest Balance Sheet Date in the ordinary course of business and consistent with Seller's past practice as set forth on or disclosed in the certificate setting forth the Final Closing Date Statement (none of which is a material liability resulting from breach of contract, breach of warranty, tort, infringement, violation of law, claim or lawsuit), (b) other liabilities and obligations expressly disclosed (i.e., by making reference on Schedule 3.4 to such other Schedules) in the other Schedules to this Agreement or not required to be disclosed on such Schedules pursuant to the representations or warranties relating to such Schedules, (c) obligations to perform the executory portions of contracts relating to the Business to which Seller is a party and (d) liabilities incurred in connection with the consummation of the Transactions.

Section 3.5. Assets.

(a)
Except for assets utilized to provide transition services under the Transition Services Agreement, the Assets constitute all of the assets and rights, tangible and intangible (other than the Excluded Assets), which are necessary for the operation of the Business substantially in the manner presently operated by Seller;

(b)
Seller has Good and Marketable title to, or a valid leasehold interest in, or a valid license for, all Assets shown on the Latest Balance Sheet or acquired by Seller since the Latest Balance Sheet Date, in each case free and clear of all Liens, other than Permitted Exceptions, and other than (i) Assets disposed of in the ordinary course of business and consistent with past practice since the Latest Balance Sheet Date (which disposals, other than sales of inventory, do not exceed $100,000 in the aggregate), and (ii) Liens disclosed on the Latest Balance Sheet (including any notes thereto);

(c)
Upon transfer of the Assets to Buyer at Closing, Buyer will have Good and Marketable title to all of the Assets, free and clear of all Liens except Permitted Exceptions; and

(d)
Except as set forth on Schedule 3.5(d), the tangible Assets are in good operating condition (subject to normal wear and tear).

Section 3.6. Absence of Certain Developments. Except as identified on Schedule 3.6, since the Latest Balance Sheet Date, there has been no Material Adverse Effect. Without limiting the generality of the preceding sentence, except as expressly contemplated by this Agreement or as identified on Schedule 3.6, since the Latest Balance Sheet Date, Seller (to the extent applicable) has not, with respect to the Business:

(a)
engaged in any activity outside the ordinary course of business which has resulted in any material (i) acceleration or delay of the collection of its accounts receivable, (ii) delay in the payment in its accounts payable or (iii) increase in its purchases of raw materials, in each case as compared with its custom and practice in the conduct of the Business immediately prior to the Latest Balance Sheet Date;

(b)
paid any obligation or liability, other than current liabilities paid in the ordinary course of business and consistent with past practice;

(c)
mortgaged or pledged any Asset or subjected any Asset to any Lien other than Permitted Exceptions;

(d)
sold, assigned, conveyed, transferred, canceled or waived any property, tangible asset, Proprietary Right or other intangible asset or right other than in the ordinary course of business and consistent with past practice;

(e)
except in ordinary course of business, other than disclosures made, subject to appropriate confidentiality agreements, in the Confidential Information Memorandum and management presentations related thereto, disclosed any material confidential information to any Person other than Parent and Buyer and Parent's, Buyer's and Seller's respective representatives, agents, attorneys, accountants and present and proposed financing sources;

(f)
waived any material right other than in the ordinary course of business and consistent with past practice;

(g)
made commitments for capital expenditures which, in the aggregate, would exceed $50,000;

(h)
made any loan or advance to, or guarantee for the benefit of, or any investment in, any other Person (other than advances to employees in the ordinary course of business in a manner consistent with past practice);

(i)
other than (1) the accrual and payment of bonuses for 2005 and the accrual of bonuses for 2006 or (2) as required by any applicable collective bargaining agreement set forth on Schedule 3.8(a), granted any bonus or any increase in wages, salary or other compensation to any employee (other than any increase in wages or salaries not exceeding 2% granted in the ordinary course of business and consistent with past practice granted to any non-officer employee who is not Affiliated with Seller other than by reason of such Person's employment by Seller);

(j)
made any charitable contributions, exceeding $5,000 for any single contribution and $10,000 in the aggregate;

(k)
suffered damages, destruction or casualty Losses to any Asset (i) which are not covered by insurance (excluding any deductible) and (ii) which exceed $100,000 individually or $500,000 in the aggregate;

(l)
received notice from any material supplier of the Business to the effect that such supplier will stop, or materially decrease the rate of, supplying materials, products or services to Seller or received notice from any material customer of the Business to the effect that such customer will stop, or materially decrease the rate of, buying materials, products or services from Seller;

(m)
entered into any transaction other than in the ordinary course of business and consistent with past practice, or entered into any other material transaction, whether or not in the ordinary course of business, which could reasonably be expected to materially adversely affect the Business;

(n)
agreed to do any act described in any of Sections 3.6(a) through (m); or

(o)
identified any significant adjustments to the final Audited Financial Statements for the years ended December 31, 2003, 2004 or 2005, including items that should have been disclosed.

Section 3.7. Tax Matters. Except as identified on Schedule 3.7:

(a)
Except as set forth on Schedule 3.7, (i) for all periods through and including the Closing Date, Seller has timely filed or caused to be filed with the appropriate taxing authorities all Tax Returns (as hereinafter defined) due prior to the Closing Date and required to be filed by it, except for such failures to file that are not, individually or in the aggregate, reasonably likely to result in a Material Adverse Effect, and such Tax Returns are true, correct and complete in all material respects, (ii) Seller has withheld and paid all material Taxes related to the Business and required to be withheld and paid with respect to amounts owing to any employee, creditor, independent contractor or other third party, (iii) none of the Assets is subject to any Liens (other than Permitted Exceptions) as a result of a failure to pay any Tax, and (iv) none of the Assets is "tax-exempt use property" within the meaning of Section 168(h) of the Code;

(b)
no Tax audits are pending or being conducted with respect to the Business;

(c)
there are no unresolved disputes or claims concerning the Tax liability of Seller with respect to the Business; and

(d)
no written claim has been made within the applicable statute of limitations by any jurisdiction in which Seller does not file Tax Returns to the effect that Seller is or may be subject to any Tax imposed by that jurisdiction with respect to the Business.

Section 3.8. Contracts and Commitments.

(a)
Contracts. Other than this Agreement, the Transactions or as identified on Schedule 3.8(a), Seller is not a party to any written or oral:

(i)
pension, profit sharing, stock option, employee stock purchase or other plan or arrangement providing for deferred or other compensation to employees or any other employee benefit, welfare or stock plan or arrangement which is not identified on Schedule 3.13, or any contract with any labor union, or any severance agreement or other agreement or arrangement pursuant, in each case, relating to the Business, to which Seller is or may become required to make any payment to any director, officer or employee as a result of the consummation of the Transactions;

(ii)
contract relating to the Business for the employment or engagement as an independent contractor of any Person on a full-time, part-time, consulting or other basis;

(iii)
contract relating to the Business pursuant to which Seller has advanced or loaned funds, or agreed to advance or loan funds, to any other Person;

(iv)
contract or indenture relating to any the mortgaging, pledging or otherwise placing a Lien (other than a Permitted Exception) on any of the Assets;

(v)
contract pursuant to which Seller is the lessee of, or holds or operates, any real or personal property relating to the Business owned by any other Person, and which provides for payments in excess of $100,000 per annum and is not terminable by Seller within 12 months after the date hereof, and the aggregate amount payable with respect to all of such contracts not required to be identified under this Section 3.8(a)(v) because they provide for payments of less than $100,000 per annum or are terminable by Seller within 12 months after the date hereof do not exceed $250,000 per annum;

(vi)
contract pursuant to which Seller is the lessor of, or permits any third party to hold or operate, any real or personal property relating to the Business owned by Seller or of which Seller is a lessee, and which provides for payments in excess of $100,000 per annum and is not terminable by Seller within 12 months after the date hereof, and the aggregate amount payable with respect to all of such contracts not required to be identified under this Section 3.8(a)(vi) because they provide for payments of less than $100,000 per annum or are terminable by Seller within 12 months after the date hereof do not exceed $250,000 per annum;

(vii)
assignment, license, indemnification or other contract with respect to any material intangible property (including any Proprietary Right) comprising part of the Assets which is not identified on Schedule 3.9;

(viii)
contract prohibiting Seller from freely engaging in the Business anywhere in the world;

(ix)
independent sales representative or distributorship agreement with respect to the Business;

(x)
contract pursuant to which Seller is required with respect to the Business, to (i) purchase all of its requirements of any product, service, raw material, energy, fuel or other item from any Person, or (ii) pay for any product, service, raw material, energy, fuel or other item regardless of whether Seller avails itself of such product, service, raw material, energy, fuel or other item;

(xi)
each supply or purchase contract for raw materials relating to the Business; or

  (xii)
  any other contract relating to the Business (other than purchase and sales orders) which is material to the Business or involves a consideration in excess of $100,000 per annum and is not terminable by Seller within 12 months after the date hereof.

(b)
Enforceability. Each Assumed Contract is valid, binding and enforceable against Seller and, to Seller's Knowledge, the other parties thereto, in accordance with its terms, except as such enforceability may be limited by (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors' rights generally and (ii) applicable equitable principles (whether considered in a proceeding at law or in equity).

(c)
Compliance. Seller performed all material obligations required to be performed by it or them under each Assumed Contract, and Seller is not in default under or in breach in any material respect of (nor is it in receipt of any claim of default or breach under) any such obligation. No event has occurred which with the passage of time or the giving of notice (or both) would result in a default, breach or event of noncompliance in any material respect under any obligation of Seller pursuant to any Assumed Contract. Seller has no present expectation or intention of not fully performing any obligation of Seller pursuant to any Assumed Contract, and Seller has no Knowledge of any breach or anticipated breach by any other party to any Assumed Contract.

(d)
Leases. With respect to each Assumed Contract which is a lease of personal property, Seller holds a valid and existing leasehold interest under such lease for the term set forth with respect to such lease identified on Schedule 3.8(a).

(e)
Copies. True, correct and complete copies of each written Assumed Contract that is set forth on Schedule 3.8(a) attached hereto as of the date hereof have been made available to Buyer prior to the date hereof.

Section 3.9. Proprietary Rights.

(a)
Schedule 3.9 contains a complete and accurate list of (i) all patented or registered Proprietary Rights owned by Seller, (ii) all pending patent applications and applications for registrations of other Proprietary Rights filed by or on behalf of Seller, except for the patent that will be licensed to Buyer under the Patent License Agreement, (iii) all trade names, trade marks, corporate names owned by Seller and unregistered trade names and service marks owned by Seller which are used primarily in connection with the operation of the Business, and (iv) all registered copyrights and copyright applications and computer software (other than "off-the-shelf" software applications) and in each case which are owned or licensed by Seller and used primarily in connection with the operation of the Business. Schedule 3.9 also contains a complete and accurate list of all licenses and other rights granted by Seller to any third party, and all licenses and other rights granted by any third party to Seller, (i) with respect to any Proprietary Rights (other than "off-the-shelf" software applications), (ii) with respect to intellectual property used in connection with the Business (other than "off-the-shelf" software applications). The Proprietary Rights include all intellectual property rights material to the operation of the Business.

(b)
Ownership; Claims. Except as identified on Schedule 3.9:

(i)
Seller owns all right, title, and interest in and to (or has the right to use pursuant to a valid and enforceable license) all of the Proprietary Rights (in each case free and clear of all Liens, other than Permitted Exceptions);

(ii)
there have been no written claims made against Seller since January 1, 2002 asserting the invalidity, misuse or unenforceability of any of the Proprietary Rights, and, to the Knowledge of Seller, there are no grounds for any such claim;

(iii)
to the Knowledge of Seller, use of the Proprietary Rights and/or the conduct of the Business has not infringed or misappropriated, and does not infringe or misappropriate, any proprietary right of any other Person;

  (iv)
  to the Knowledge of Seller, the Proprietary Rights owned by Seller, or licensed to or from Seller have not been infringed or misappropriated by any other Person; and

  (v)
  the consummation of the Transactions will have no Material Adverse Effect on any Proprietary Right owned by Seller or licensed to or from Seller;

  (vi)
  Seller is not in default or violation of any agreement involving the patent that is the subject of the Patent License Agreement or the four Ride Rite Trademarks listed on Schedule 3.9 attached hereto (collectively, the "Registered Intellectual Property") and, to the Knowledge of Seller, no other party is in violation or default that could be the basis of termination under any agreement involving any of the Registered Intellectual Property; and

  (vii)
  Seller has taken all necessary actions to maintain and protect the Registered Intellectual Property.

Notwithstanding the foregoing, no representation is being made in this Section 3.9(b) with respect to the trademarks listed on Schedule 3.9 attached hereto (other than the four Ride Rite trademarks listed thereon).

(c)
"Proprietary Rights" means all of the following, in each case, primarily relating to or used primarily in connection with the Business: (i) all inventions (whether or not patentable or reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, except the patent that will be licensed to Buyer under the Patent License Agreement; (ii) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith; (iii) all copyrightable works (including software), all copyrights, and all applications, registrations, and renewals in connection therewith; (iv) all mask works and all applications, registrations, and renewals in connection therewith; (v) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), except any information that will be licensed to Buyer under the Proprietary License Agreement; (vi) all computer software (including data and related documentation); (vii) all other proprietary rights; and (viii) all copies and tangible embodiments thereof (in whatever form or medium).

Section 3.10. Certain Litigation. Except as identified on Schedule 3.10, there is no action, suit, proceeding, order, investigation or claim with respect to the Business pending (or, to the Knowledge of Seller, threatened) against Seller (or pending or threatened against any officer or director of Seller in his or her capacity as such), at law or in equity, or before or by any Governmental Authority, including (i) with respect to the Transactions, or (ii) concerning the design, manufacture, rendering or sale by the Business of any product or service of or primarily relating to or otherwise primarily concerning the conduct of the Business, and, to the Knowledge of Seller, there is no basis for any of the foregoing.

Section 3.11. Brokerage. Except for fees payable to Lazard Fréres & Co. LLC and Banc of America Securities LLC, which fees shall be paid by Seller, there is no claim for brokerage commissions, finders' fees or similar compensation in connection with the Transactions based on any arrangement or agreement which may be binding upon Seller or to which Seller or any of the Assets may be subject.

Section 3.12. Employees.

(a)
Continued Employment. To the Knowledge of Seller, no member of management of the Business has any plans to terminate employment with Seller prior to the Closing Date or not accept Buyer's offer of employment as contemplated by Section 7.5(a) hereof.

(b)
Compliance and Restrictions. Except as set forth on Schedule 3.12(b), Seller has complied, with respect to the Business, in all material respects with all laws relating to the employment of labor, including provisions of such laws relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other taxes, and Seller has no material labor relations problem (including any union organization activities with respect to employees not currently subject to a collective bargaining agreement, threatened or actual strikes or work stoppages or material grievances), with respect to the Business. Except as disclosed on Schedule 3.12(b), since January 1, 2003 there have been no charges, claims, complaints, or suits filed or threatened against Seller or any of Seller's officers, directors, employees or agents alleging violation of any Federal, State or local law, regulation or ordinance relating to wages, hours, equal opportunity, or employment discrimination relating to the Business. Except as set forth on Schedule 3.12(b), to the Knowledge of Seller, neither Seller nor any employees of Seller is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement relating to, affecting, or in conflict with the activities of the Business as presently conducted.

(c)
Labor Relations. Except for those employees presently members of a collective bargaining unit covered by a collective bargaining agreement set forth on Schedule 3.8(a), no employee of the Business is presently a member of a collective bargaining unit and, to the Knowledge of Seller, there are no threatened or contemplated attempts to organize for collective bargaining purposes any of the employees of the Business that are not currently so organized. Since January 1, 2003, there has been no work stoppage, strike or other concerted action by employees of Seller which materially adversely affected the Business.

Section 3.13. ERISA. Except as otherwise identified on Schedule 3.13:

(a)
with respect to all current employees (including those on lay-off, disability or leave of absence), former employees, and retired employees of the Business (the "Employees"), Seller does not maintain or contribute to any (i) employee welfare benefit plans (as defined in Section 3(1) of ERISA) ("Employee Welfare Plans"), or (ii) any plan, policy or arrangement which provides nonqualified deferred compensation, bonus or retirement benefits, severance or "change of control" (whether or not as set forth in Code Section 280G) benefits, or life, disability, accident, vacation, tuition reimbursement or other material fringe benefits ("Other Plans" and, together with the Employee Welfare Plans, each, a "Plan" and, collectively, the "Plans");

(b)
Seller does not maintain, contribute to, or participate in any defined benefit plan or defined contribution plan which are employee pension benefit plans (as defined in Section 3(2) of ERISA) ("Employee Pension Plans") with respect to the Employees;

(c)
Seller does not contribute to or participate in any multiemployer plan (as defined in Section 3(37) of ERISA) (a "Multiemployer Plan") with respect to the Employees;

(d)
Seller does not maintain or have any obligation to contribute to or provide any post-retirement health, accident or life insurance benefits to any Employee, other than limited medical benefits required to be provided under Code Section 4980B or Sections 601-608 of ERISA ("COBRA");

(e)
other than instances of noncompliance that have not had or could not reasonably be expected to have a Material Adverse Effect, all Plans (other than any Multiemployer Plan) and all trusts and insurance contracts related to such Plans) have been maintained in substantial compliance in form and in operation with the applicable requirements of ERISA, the Code, and any other applicable statute, order, rule or regulation;

(f)
other than instances of noncompliance that have not had or could not reasonably be expected to have a Material Adverse Effect, all required reports and descriptions (including all Form 5500 Annual Reports, Summary Annual Reports, PBGC-ls and Summary Plan Descriptions) with respect to all Plans (other than any Multiemployer Plan), have been properly filed with the appropriate Governmental Authority or distributed to participants, and Seller has complied with the requirements of Code Section 4980B;

(g)
with respect to each Plan, all required contributions, premiums or payments which are due from Seller on or before the Closing Date have been paid to such Plan, and all amounts which have accrued on or prior to the Closing Date but which are payable thereafter have been provided for on the Financial Statement of Seller as of the Closing Date;

(h)
other than premiums due in the ordinary course, since January 1, 2002, Seller has not incurred any liability to the Pension Benefit Guaranty Corporation (the "PBGC") with respect to any Multiemployer Plan or otherwise with respect to any employee pension benefit plan currently or previously maintained by members of the controlled group of companies (as defined in Sections 414(b) and (c) of the Code) that includes Seller (the "Controlled Group") that has not been satisfied in full, and no condition exists that presents a material risk to Seller or any member of the Controlled Group of incurring such a liability (other than liability for premiums due the PBGC) which could reasonably be expected to have a Material Adverse Effect after the Closing;

(i)
to the Knowledge of Seller, Seller has not communicated to present or former employees of the Business, or formally adopted or authorized, any additional Plan or any change (except as necessary to comply with changes in applicable law) in or termination of any existing Plan. Seller has not made any commitment to create any additional Plan or to terminate or modify or change in any material respect any existing Plan. Each Plan covers only current or former employees of Seller and their beneficiaries or dependents;

(j)
Seller has provided Buyer with a complete and correct list of all Plans which are sponsored or maintained by Seller in which Employees participate and has made available to Buyer complete and correct copies of each such Plan, or written summaries of any such unwritten Plan, any collective bargaining agreement covering employees of the Business, any employee handbook applicable to employees of the Business, and, with respect to each such Plan, the current summary plan description, the latest Internal Revenue Service ("IRS") determination letter, the latest annual financial statements, the last three years annual reports on IRS Form 5500 (including all required schedules and accountant's opinions), the last three years' actuarial reports, and the last three years' PBGC-1s;

(k)
with respect to any "defined benefit plan," within the meaning of Section 3(35) of ERISA, maintained or contributed to by Seller (other than any Multiemployer Plan): (i) no such Plan has incurred an "accumulated funding deficiency" (within the meaning of Section 412 of the Code), whether or not waived; (ii) all contributions required to have been made to any such Plan under Section 412 of the Code or Section 302 of ERISA have been made when due; (iii) no notice of intent to terminate any such Plan has been filed with the PBGC or distributed to participants and no amendment terminating any such Plan has been adopted; (iv) no proceedings to terminate any such Plan have been instituted by the PBGC and no event or condition has occurred which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any such Plan; (v) no amendment has been adopted which has or could reasonably be expected to subject the Plan to the requirements of Section 401(a)(29) of the Code; (vi) no "reportable event" within the meaning of ERISA Section 4043 of ERISA (for which the 30-day notice requirement has not been waived by the PBGC) has occurred within the last six years; (vii) no lien has arisen under ERISA or the Code on any of the Assets; and (viii) neither Seller nor any of its ERISA Affiliates has incurred any liability under Title IV of ERISA (contingent or otherwise) other than for PBGC premiums not yet due. With respect to any Multiemployer Plan contributed to by Seller with respect to the Employees, Seller has no Knowledge of any of the items set forth in this Section 3.13(k) as they pertain to any such Multiemployer Plan;

(l)
each Plan which is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and each trust forming a part thereof is exempt from tax pursuant to Section 501(a) of the Code. Seller has furnished, or will make available upon request, to Buyer copies of the most recent IRS determination letters with respect to each such Plan; and

(m)
other than claims for benefits arising in the ordinary course of the administration and operation of the Plans, no claims, investigations or arbitrations are pending by or with respect to any current or former employees of Seller against any such Plan or against Seller, any trust or arrangement created under or as part of any Plan, or any trustee, fiduciary, custodian, administrator or other person or entity holding or controlling assets of any such Plan.

Section 3.14. Real Estate.

(a)
Owned Properties. Schedule 3.14(a-1) contains a complete and correct list and description of all real property used primarily in the Business that Seller owns. Except as otherwise identified on Schedule 3.14(a-2), with respect to each parcel of Owned Real Property:

(i)
Seller has Good and Marketable fee simple title to each such parcel of Owned Real Property free and clear of any Lien, except for Permitted Real Estate Exceptions;

(ii)
there are no pending or, to the Knowledge of Seller, threatened condemnation proceedings, lawsuits, or administrative actions relating to the Owned Real Property or to the Knowledge of Seller other material matters affecting adversely the current use, occupancy, or value of the Owned Real Property;

(iii)
no material Owned Real Property serves any adjoining property for any purpose inconsistent with the use of the Owned Real Property, and no material Owned Real Property is located within any flood hazard area (as defined by the Federal Emergency Management Agency);

(iv)
there are no leases, subleases, licenses, concessions, or other agreements, written or oral, granting to any Person the right of use or occupancy of any portion of the Owned Real Property;

(v)
there are no outstanding contracts, options or rights of first refusal to purchase any of the Owned Real Property (other than the right of Buyer pursuant to this Agreement), or any portion thereof or interest therein;

(vi)
no Person (other than Seller) is in possession of any Owned Real Property;

(vii)
the current use of the Owned Real Property and the operation of the Business thereon does not violate any instrument of record or agreement affecting the Owned Real Property or any applicable Legal Requirements except for such violations which, individually and in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

(viii)
all material buildings, structures and other improvements located on the Owned Real Property, including all material components thereof, are in good condition (subject to normal wear and tear);

(ix)
each Owned Real Property has vehicular and pedestrian access to public streets; all material buildings, structures and other improvements located on Owned Real Property are entirely within the property's boundaries and, to the Knowledge of Seller, no other buildings, structures or improvements encroach on any of the Owned Real Property; and

(x)
all material certificates of occupancy, permits, licenses, approvals and other authorizations required in connection with the operation of the Business on the Owned Real Property required to have been issued to enable the Owned Real Property to be lawfully occupied and used for all of the purposes for which it is currently occupied and used primarily in connection with the operation of the Business have been lawfully issued and are, as of the date, hereof, in full force and effect.

(b)
Leased Property. Schedule 3.14(b) contains a complete and correct list of all real property leased or subleased to Seller primarily in connection with the Business. Prior to the date hereof, Seller has made available to Buyer true, correct and complete copies of the leases and subleases listed on Schedule 3.14(b) as currently in effect (collectively, the "Leases"). With respect to the Leased Real Property and each of the Leases, and unless otherwise noted on Schedule 3.14(b):

  (i)
  such Lease is legal, valid, binding, enforceable against Seller, and in full force and effect;

  (ii)
  such Lease is fully assignable to Buyer without the need for any consents or authorizations and will continue to be legal, valid, binding, enforceable against Seller, and in full force and effect on identical terms following the consummation of the Transactions;

  (iii)
  To the Knowledge of Seller, Seller or the other party to such Lease is not in material breach or default, and no event has occurred which, with notice or lapse of time, would constitute a material breach or default by Seller or permit termination, modification, or acceleration of such Lease;

  (iv)
  no party to such Lease has repudiated in writing any provision thereof;

  (v)
  there are no disputes of which Seller has received written notice, and, to the Knowledge of Seller, there are no oral agreements or forbearance programs in effect as to such Lease;

  (vi)
  in the case of each Lease which is a sublease, the representations and warranties set forth in Sections 3.14(b) (i) through (v) are true and correct with respect to the underlying lease;

  (vii)
  Seller has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold created pursuant to such Lease;

  (viii)
  none of the Leases has been modified in any respect, except to the extent that such modifications are in writing and have been made available to Buyer prior to the date hereof;

  (ix)
  all buildings, improvements and other structures located upon the Leased Real Property have received all material approvals of Governmental Authorities, including licenses and permits, required in connection with the operation of the Business thereon and have been operated and maintained in all material respects in accordance with applicable Legal Requirements and the terms and conditions of the Leases; and

  (x)
  all material buildings, structures and other improvements located upon the Leased Real Property, including all material components thereof, are in good operating condition (subject to normal wear and tear).

Section 3.15. Compliance with Law.

(a)
Generally. With respect to the Business Seller is in compliance with applicable Legal Requirements in all material respects, and Seller has not received notice alleging any violation of Legal Requirements since January 1, 2002 that has not been resolved as of the date hereof.

(b)
Required Permits. Other than the matters set forth on Schedule 3.15(b), with respect to the Business, Seller is in compliance in all material respects with all Licenses required for the occupation of the Owned Real Property and the Leased Real Property, the consummation of the Transactions and the operation of the Business. Except as otherwise disclosed on Schedule 3.15(b), the items identified on Schedule 3.15(b) constitute all of the material permits, filings, notices, licenses, consents, authorizations, accreditation, waivers, approvals and the like of, to or with any Governmental Authority which are required for the consummation of any of the Transactions or the conduct of the Business (as it is presently conducted) thereafter.

Notwithstanding the foregoing, the disclosure of any item on Schedule 3.15(b) shall not cure any violation of Licenses disclosed under the first sentence of this Section 3.15(b). Except as set forth on Schedule 3.15(b), each of the Licenses is freely transferable to Buyer without the consent of any Governmental Authority (other than notice) or other Person and is sufficient to permit the continued lawful conduct by Buyer of the Business in the manner now conducted by Seller.

(c)
Environmental and Safety Matters. Without limiting the generality of Sections 3.15(a) and (b), and except as set forth on Schedule 3.15(c) :

(i)
Seller is in compliance in all material respects with all Environmental and Safety Requirements with respect to the Business.

(ii)
Without limiting the generality of the foregoing, Seller is in substantial compliance with all permits, licenses and other authorizations required pursuant to Environmental and Safety Requirements ("Environmental Permits") for the occupation of the Owned Real Property and the Leased Real Property and the operation of the Business. All pending permit applications, permits, licenses and other authorizations are identified on Schedule 3.15(c).

(iii)
Seller has not received from any Governmental Authority or third party any written notice, report or other document which alleges that Seller is responsible for any liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) or investigatory, remedial or corrective obligations, relating to it or the Owned Real Property or the Leased Real Property and arising under Environmental and Safety Requirements, which has not been resolved as of the date hereof.

(iv)
Except as identified on Schedule 3.15(c) and except such as would not constitute a violation of Environmental and Safety Requirements, none of the following exists at the Owned Real Property or the Leased Real Property, nor has Seller retained any Known liability with respect to any of the following at any property or facility formerly owned or operated by Seller in connection with the Business:

  a.
  underground storage tanks or surface impoundments;

  b.
  asbestos-containing material in any form or condition; or

  c.
  materials or equipment containing polychlorinated biphenyls.

(v)
Seller has not treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or Released any Hazardous Substance, or owned or operated any facility or property, in connection with the Business so as to give rise to liabilities for response costs, natural resource damages or attorneys' fees pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or similar state or local laws.

(vi)
Seller shall comply with any requirements applicable to Seller with respect to the Business pursuant to any so-called "transaction-triggered" or "responsible property transfer" Environmental and Safety Requirements.

(vii)
Seller has not either expressly or by operation of law, assumed or undertaken any Known liability, including any obligation for corrective or remedial action, of any other Person relating to any Environmental and Safety Requirements with respect to the Business.

(viii)
No Environmental Lien has attached to the Owned Real Property or the Leased Real Property, and, to Seller's Knowledge, no Environmental Lien has attached to any property previously owned by Seller in connection with the Business during the period of time that the property was owned by Seller which Environmental Lien remains in full force and effect.

(d)
Escheat. There are no claims, suits, or actions relating to the Business pending or to Seller's Knowledge threatened, by any government agency, authority or jurisdiction, or its agents, assignees, or contractors, for escheat of any unclaimed or abandoned property or liability, which is subject to escheat relating to Seller, including but not limited to the following: outstanding health and dental checks; outstanding pension checks; undelivered shares of stock and dividends; undelivered bonds/long-term debt principal and interest; accounts receivable credits; customer overpayments; customer duplicate payments; unidentified remittances; unrefunded overcharges; uninvoiced receipts; refunds due; voiding of outstanding liabilities; reversals of credit balances or outstanding liabilities to profit and loss; or reversals of credit balances or outstanding liabilities against original charges, and, to Seller's Knowledge, there is no basis for any such claims, suits or actions.

Section 3.16. Product Liability. Except to the extent reserved for in the Latest Balance Sheet, there are no claims pending or, to Seller's Knowledge, threatened against Seller that allege that products manufactured, serviced, distributed, sold or delivered by Seller in connection with the Business have been manufactured, serviced, distributed, sold and/or delivered in violation of applicable contractual commitments or express or implied warranties. Except to the extent reserved for in the Latest Balance Sheet, no material liability of Seller in connection with the Business exists for replacement or other damages in connection with any such product. Since January 1, 2002, none of Seller or Seller's predecessor companies has manufactured, distributed or sold any products in connection with the Business containing asbestos; and, to the Knowledge of Seller, none of Seller or Seller's predecessor companies has ever manufactured, distributed or sold any products in connection with the Business containing asbestos.

Section 3.17. Customers. Set forth on Schedule 3.17 is a list of the 10 largest customers of the Business for each of the three fiscal years in the period ended December 31, 2005. During the twelve months preceding the date hereof, Seller has not done anything to materially adversely affect its relationship with any such customers (other than the announcement of Seller's intention to sell the Business as a part of Seller's divestitures plan).

ARTICLE IV

COVENANTS OF PARTIES

Section 4.1. Covenants of Seller.

(a)
Between the date hereof and the Closing Date, unless Parent consents otherwise in writing, which is not to be unreasonably withheld or delayed, or as otherwise expressly contemplated or permitted hereby, Seller will not take any action with respect to the Business other than in the ordinary course, on an arm's-length basis and in accordance with all applicable Legal Requirements in all material respects and past custom and practice. Without limiting the generality of the preceding sentence and except as otherwise expressly contemplated or permitted hereby, Seller covenants that between the date hereof and the Closing Date, Seller will not, directly or indirectly, with respect to the Business:

(i)
sell, pledge, dispose of or encumber any of the Assets, other than sales of inventory in the ordinary course of business and consistent with past practice;

(ii)
engage in any activity which would materially accelerate the collection of its Accounts Receivable, delay the payment of its accounts payable, or reduce or otherwise restrict the amount of Inventory (including raw material, packaging, work-in-process, or finished goods) on hand, in each case, other than in the ordinary course of the conduct of business and consistent with past practice;

(iii)
acquire (by merger, exchange, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, joint venture or other business organization or division or material assets thereof;

(iv)
except for (a) salary increases not to exceed 2% in the ordinary course of business consistent with past practices, (b) the payment of accrued bonuses in the ordinary course of business consistent with past practices and (c) payments made pursuant to existing commitments, grant any bonuses, salary increases, severance or termination pay;

(v)
take any action designed to render any representation or warranty made by Seller in this Agreement untrue at (or at any time prior to) the Closing;

(vi)
adopt or amend any employee benefit or welfare plan with respect to the Affected Employees; or

(vii)
enter into or modify, or propose to enter into or modify, any agreement, arrangement or understanding with respect to any of the matters referred to in Sub-sections 4.1(a)(i) through (vi) above.

(b)
Between the date hereof and the Closing Date, Seller shall use commercially reasonable efforts to cause the insurance policies that are in full force and in effect as of the date hereof with respect to the Business or Assets not to be canceled or terminated, and not to permit any of the coverage pursuant to any such policy to lapse, unless at the time of such termination, cancellation or lapse there is in full force and effect a replacement policy which provides coverage in an amount which is not less than the amount of the coverage pursuant to the canceled, terminated or lapsed policy.

(c)
Between the date hereof and the Closing Date, Seller will:

(i)
with respect to the Business, use its commercially reasonable efforts to (A) preserve intact the organization and goodwill of the Business, (B) keep available the services of its officers and employees as a group, and (C) maintain satisfactory relationships with its material suppliers and customers and other Persons having material business relationships with it;

(ii)
upon reasonable request and subject to applicable Legal Requirements, confer with representatives of Parent regarding the Business;

(iii)
upon reasonable request, and subject to applicable Legal Requirements and Seller's reasonable discretion as to the appropriate timing, arrange meetings with such customers of, and suppliers to, the

    Business as Parent shall reasonably designate in order that Parent may confer with such customers and suppliers regarding the Business and the nature of the Transactions;

  (iv)
  maintain the facilities and Assets of the Business in the ordinary course of business consistent with past practice;

  (v)
  notify Parent of (A) any material adverse change in the normal course of the Business or in the condition of the Assets or the operation of the Business, (B) any governmental or third party complaint, investigation or hearing (or communication indicating that such a complaint, investigation or hearing is or may be contemplated) if such change, complaint, investigation or hearing could reasonably be expected to have a Material Adverse Effect, and (C) any findings of any executive, key employee or any group of employees of the Business planning to terminate employment with Seller; and

  (vi)
  cooperate reasonably with Parent and Buyer in connection with their respective efforts to fulfill the conditions to the Transactions set forth herein.

(d)
At or prior to the Closing, Seller shall cause all Liens (other than Permitted Exceptions) with respect to the Assets to be released.

(e)
Prior to the Closing Date or at such other time thereafter reasonably acceptable to Buyer, Seller shall, at its expense, take each of the actions described on Schedule 4.1(e) attached hereto (the "Required Actions"), the results of each of which shall be reasonably acceptable to Parent.

(f)
Prior to the date hereof Seller has funded and implemented, and from the date hereof through the Closing Date Seller shall continue to fund and implement, in each case at its expense and on a timely basis, each of the capital projects referenced in the 2006 capital plan attached hereto as Schedule 4.1(f) and shall prior to Closing spend an aggregate amount on such capital projects of at least (i) $9,813,000, multiplied by (ii) a fraction, the numerator of which is the number of calendar days in 2006 on or prior to the Closing Date and the denominator of which is 365 (the "Pre-Closing Capital Expenditures"). In the event that Seller fails to make the Pre-Closing Capital Expenditures prior to Closing, Seller shall, as promptly as practicable after the Closing, pay to Buyer the amount of such shortfall by wire transfer of immediately available funds.

(g)
Prior to the Closing Date, Seller shall not amend any collective bargaining agreement relating to the Business without the prior written consent of Parent.

Section 4.2. Prophecy Environmental System. Seller shall, at its cost, complete installation of software for the "Prophecy" environmental system at the Owned Real Property as soon as practicable. Buyer shall provide Seller the necessary access to the Owned Real Property and cooperate with Seller in order for Seller to complete the software installation as efficiently as possible. Buyer shall pay for any mechanical costs, including installation of new pipes, in connection with installation of the "Prophecy" environmental system up to the amount for such mechanical costs set forth in 2006 capital budget (such amount, the "Prophecy Budgeted Amount"). In the event the actual mechanical costs to implement the "Prophecy" environmental system exceed the Prophecy Budgeted Amount, Seller shall pay such excess together with any other costs to deliver an operational "Prophecy" environmental system reasonably acceptable to Buyer.

Section 4.3. Access. Subject to the Confidentiality Agreement, Seller shall permit Parent and its representatives access to the Assets and shall make available to Parent and its representatives all books, papers and records relating to the Business, its assets and properties, operations, obligations and liabilities, including, but not limited to, all books of account (including the general ledger), material contracts and agreements, filings with any regulatory authority, independent auditors' work papers (subject to the receipt by such auditors of a standard access representation letter), plans affecting employees, and any other business activities or prospects related to the Business in which Buyer and its representatives may have a reasonable interest. Notwithstanding the foregoing, Seller shall not be required to furnish or make available such books, records or data to the extent that they (i) are prohibited from being furnished to Buyer per applicable law, (ii) are any of its Tax Returns, or (iii) are subject to a legal privilege that, in the good faith judgment of Seller, could be reasonably expected to be lost or impaired by virtue of such disclosure. Further, Seller shall not be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of any customer or would contravene any agreement, law, rule, regulation, order or judgment. Seller will use its commercially reasonably efforts to obtain waivers of any such restriction and in any event make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply. Parent's access rights hereunder prior to Closing shall not include the right to take samples of soil and water conditions on, at or under the Owned Real Property or Leased Real Property.

Section 4.4. Exclusivity.

(a)
Seller will not and will cause Seller's Affiliates, representatives and agents not to (i) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of the Business or any substantial portion of the Assets (including any acquisition structured as a stock purchase, merger, consolidation, or share exchange), or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. Seller agrees to notify Parent immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

(b)
In consideration of Seller's obligations set forth in Section 4.4(a), until the Closing Date or earlier termination of this Agreement in accordance with Section 9.1, Parent and Buyer agree not to enter into any agreement (including a letter of intent) to acquire another business or intentionally take any action to materially delay the Transaction Approval.

Section 4.5. Proxy Statement; Special Meeting.

(a)
As soon as is reasonably practicable after receipt by Parent from Seller of all financial and other information relating to the Business required in a proxy statement pursuant to Section 14(a) of the Exchange Act, Parent shall prepare and file with the SEC under the Exchange Act, and with all other applicable regulatory bodies, proxy materials for the purpose of soliciting proxies from holders of Parent Common Stock to vote in favor of (i) the adoption of this Agreement and the approval of the Transaction ("Transaction Approval") and (ii) such other items as Parent decides to include for approval of the holders of Parent Common Stock in Parent's discretion at a meeting of holders of Parent Common Stock to be called and held for such purpose (the "Special Meeting"). The effectiveness of the Transactional Approval shall not be conditional upon any other matters included in the proxy. Such proxy materials shall be in the form of a proxy statement to be used for the purpose of soliciting such proxies from holders of Parent Common Stock (the "Proxy Statement"). The Proxy Statement shall include recommendation from Parent's board of directors that the holders of Parent Common Stock vote in favor of the adoption of this Agreement and the Transaction Approval. Seller shall furnish to Parent all information concerning Seller and the Business required to be set forth in Proxy Statement. Seller and its counsel shall be given an opportunity to review and comment on the preliminary Proxy Statement prior to its filing with the SEC. Parent, with the assistance of Seller, shall promptly respond to any SEC comments on the Proxy Statement and shall otherwise use commercially reasonable efforts to complete the SEC review process as promptly as practicable. Parent shall retain a reputable proxy solicitation firm.

(b)
As soon as practicable following the completion of the SEC review process, Parent shall distribute the Proxy Statement to the holders of Parent Common Stock and, pursuant thereto, shall call the Special Meeting in accordance with the DGCL and, subject to the other provisions of this Agreement, solicit proxies from such holders to vote in favor of the adoption of this Agreement and the approval of the Transaction and the other matters presented to the stockholders of Parent for approval or adoption at the Special Meeting, including, without limitation, the matters described in Section 4.5(a).

(c)
Parent shall comply in all material respects with the applicable provisions of and rules under the Exchange Act and the applicable provisions of the DGCL in the preparation, filing and distribution of the Proxy Statement, the solicitation of proxies thereunder, and the calling and holding of the Special Meeting (provided that Parent shall not be responsible for the accuracy or completeness of any information relating to Seller, the Business or any other information specifically furnished by Seller in writing for inclusion in the Proxy Statement as set forth on Schedule 4.5(c)). Without limiting the foregoing, Parent shall ensure that the Proxy Statement does not, as of the date on which it is first distributed to stockholders of Parent, and as of the date of the Special Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (provided that Parent shall not be responsible for the accuracy or completeness of any information relating to Seller, the Business or any other information specifically furnished by Seller in writing for inclusion in the Proxy Statement as set forth on Schedule 4.5(c)). Seller represents and warrants that the information relating to Seller or the Business specifically supplied in writing by Seller for inclusion in the Proxy Statement as set forth on Schedule 4.5(c) will not as of the date on which the Proxy Statement (or any amendment or supplement thereto) is first distributed to stockholders of Parent or at the time of the Special Meeting contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading. Seller shall in good faith provide Parent with a letter, dated the date of the Proxy Statement and in form and substance reasonably acceptable to Parent, attaching the Proxy Statement and confirming that all the information referenced on Schedule 4.5(c) included in the Proxy Statement has been specifically furnished by Seller in writing for inclusion therein. Any subsequent changes to such sections of the Proxy Statement without the consent of Seller shall be the responsibility of Parent.

Section 4.6. HSR Act Covenants.

(a)
If required under the HSR Act, provided Parent pays for any filing fee, Seller will (i) promptly take all actions necessary to make any filings required of Seller under the HSR Act, (ii) comply at the earliest practicable date with any request for information received by Seller from the Federal Trade Commission or the Department of Justice pursuant to the HSR Act or as requested by any state or foreign competition or antitrust authority, and (iii) cooperate with Buyer in connection with Buyer's filing under the HSR Act and in connection with resolving any investigation or other inquiry concerning the Transactions commenced by either the Federal Trade Commission or the Department of Justice or any state or foreign competition or antitrust authority.

(b)
If required under the HSR Act, Parent or Buyer, as applicable, will (i) take promptly all actions necessary to make the filings required of Buyer under the HSR Act, (ii) comply at the earliest practicable date with any request for additional information received by Parent or Buyer from the Federal Trade Commission or the Department of Justice pursuant to the HSR Act or as requested by any state or foreign competition or antitrust authority, and (iii) cooperate with Seller in connection with its filing under the HSR Act and as required by any state or foreign competition or antitrust authority and in connection with resolving any investigation or other inquiry concerning the Transactions commenced by either the Federal Trade Commission or the Department of Justice or any such any state or foreign competition or antitrust authority.

Section 4.7. Announcements. Prior to Closing, neither Seller, on the one hand, nor Parent and Buyer, on the other hand, will make any public announcement of or regarding the Transactions without the prior approval of the other Party as to the timing and content of such announcement (which approval may not be unreasonably withheld or delayed), except to the extent required by or advisable under applicable law or rules and regulations of, or an agreement with, any stock exchange or trading system. To the extent a foregoing public announcement is required by or advisable under applicable law or stock exchange regulation, such Party shall, to the extent practicable, provide the other Party with reasonable advance notice of, and an opportunity to comment on, such public announcement prior to its release.

Section 4.8. Form 8-K; Required Information. At least five (5) days prior to Closing, Parent shall prepare a draft Form 8-K announcing the Closing, together with, or incorporating by reference, the financial statements relating to the Business prepared by Seller and its accountant, and such other information that may be required to be disclosed with respect to the Transaction in the current report or form to be filed with the SEC (the "Transaction Form 8-K"), which shall be in a format acceptable for EDGAR filing. In connection with the preparation of the Transaction Form 8-K, Seller shall, upon request by Parent, furnish Parent with all information with respect to the

Business, and such other matters as may be reasonably necessary or advisable in connection with the Transaction, or any other statement, filing, notice or application made by or on behalf of Seller to any third party and/or any Governmental Authority in connection with the Transaction. Parent warrants and represents that the Transaction Form 8-K will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (provided that Parent shall not be responsible for the accuracy or completeness of any information relating to Seller, or any other information specifically furnished by Seller in writing for inclusion in the Transaction Form 8-K as set forth on Schedule 4.8). Seller represents and warrants that the information relating to Seller or the Business specifically supplied in writing by Seller for inclusion in the Transaction Form 8-K as set forth on Schedule 4.8 will not contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading. Seller shall in good faith provide Parent with a letter, dated the date of the Transaction Form 8-K and in form and substance reasonably acceptable to Parent, attaching the Transaction Form 8-K and confirming that all the information referenced on Schedule 4.8 included in the Transaction Form 8-K has been specifically furnished by Seller in writing for inclusion therein. Any subsequent changes to such sections of the Transaction Form 8-K without the consent of Seller shall be the responsibility of Parent.

Section 4.9. No Claim Against Trust Fund. Seller acknowledges that, if the Transactions are not consummated by August 15, 2007, Parent will be obligated to return to its stockholders the amounts being held in the Trust Fund. Accordingly, except for any claim relating to fraud, Seller hereby waives all rights against Parent to collect from the Trust Fund any moneys that may be owed to Seller by Parent for any reason whatsoever, including but not limited to a breach of this Agreement by Parent or any negotiations, agreements or understandings with Parent (other than as a result of the consummation of the Transaction, pursuant to which Seller would have the right to collect the monies in the Trust Fund), and will not seek recourse against the Trust Fund for any reason whatsoever.

Section 4.10. Additional Covenants. Each Party will use commercially reasonable efforts to:

(a)
take or cause to be taken all actions, and do or cause to be done all things, which are necessary, proper or advisable to cause any other Party's conditions set forth in Sections 6.1 and 6.2 to be fully satisfied, and

(b)
consummate, close and make effective as promptly as practicable the Transactions, including commercially reasonable efforts to obtain the consents referenced in Article VI.

Section 4.11. Supplemental Schedule.

(a)
From time to time prior to the Closing, Seller shall promptly deliver to Parent in writing any information which existed, had occurred or was known on the date of this Agreement, was required to be set forth or described in any Schedule or was necessary to correct any information in any such Schedule which has been rendered inaccurate thereby, and whether or not such matter is material (a "Supplemental Schedule"). No Supplemental Schedule shall have any effect for the purpose of determining satisfaction of the conditions set forth in Section 6.1(a) hereof.

(b)
To the extent such Supplemental Schedules are received by Parent within ten (10) business days after the date hereof, in the event that any such Supplemental Schedule would result in an indemnifiable Loss pursuant to Section 5.2(a) if not disclosed prior to the date hereof (other than any such indemnifiable Loss that constitutes an Excluded Liability or that would be accounted for in the Final Closing Date Statement), and if the aggregate amount of such indemnifiable Losses relating to all the Supplemental Schedules is less than $250,000, then, notwithstanding anything in this Agreement to the contrary, such amounts shall not be indemnified pursuant to Section 5.2(a) hereof and shall not be counted toward the Threshold Amount. To the extent such Supplemental Schedules are received by Parent within ten (10) business days after the date hereof, in the event that any such Supplemental Schedule would result in an indemnifiable Loss pursuant to Section 5.2(a) if not disclosed prior to the date hereof (other than any such indemnifiable Loss that constitutes an Excluded Liability or that would be accounted for in the Final Closing Date Statement), and if the aggregate amount of indemnifiable Losses relating to all such Supplemental Schedules is equal to or more than $250,000, then such amounts shall be counted toward the Threshold Amount from the first dollar, and, if such Losses exceed the Threshold Amount, then such Losses shall be indemnified pursuant to Section 5.2(a) hereof, subject to the provisions thereof. To the extent that Supplemental Schedules are received by Parent after the date that is ten (10) business days after the date hereof, and any such Supplemental Schedule would result in an indemnifiable Loss pursuant to Section 5.2(a) if not disclosed prior to the date hereof (other than any such indemnifiable Loss that constitutes an Excluded Liability or that would be accounted for in the Final Closing Date Statement), then all Losses relating to such Supplemental Schedules received by Parent after the end of such ten (10) business day period shall be counted toward the Threshold Amount, and, if such Losses exceed the Threshold Amount, then such Losses shall be indemnified pursuant to Section 5.2(a) hereof, subject to the provisions thereof. For the avoidance of doubt, to the extent that any Supplemental Schedule discloses an indemnifiable Loss that constitutes an Excluded Liability, Seller shall indemnify the Buyer Indemnities for such Loss without regard to the Threshold Amount or the foregoing $250,000 limitation in accordance with Section 5.2(e) hereof. To the extent that any Supplemental Schedule discloses an indemnifiable Loss that would be accounted for in the Final Closing Date Statement, such matter shall be addressed in the Final Closing Date Statement without regard to the Threshold Amount or the foregoing $250,000 limitation.

(c)
From time to time prior to the Closing, Seller shall promptly deliver to Parent in writing any information resulting from events arising after the date of this Agreement which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in any Schedule. No such supplemental or amended disclosure shall have any effect for the purpose of determining satisfaction of the conditions set forth in Section 6.1(a) hereof.

Section 4.12. Covenants of Parent. From the date of this Agreement until the Closing, Parent promptly will notify Seller if any representation or warranty of Parent and Buyer set forth in this Agreement was untrue in any material respect when made or subsequently has become untrue in any material respect.

Section 4.13. Financing.

(a)
Parent and Buyer acknowledge and agree that Seller has no responsibility for any financing that Parent and/or Buyer may raise in connection with the Transactions, including with respect to any offering memorandum, banker's books or other documents ("Offering Materials") prepared by or on behalf of or utilized by Parent, Buyer or their Affiliates, or Parent's and/or Buyer's financing sources, in connection with Parent's and/or Buyer's financing activities in connection with the Transactions except to the extent the information contained therein provided by Seller was inaccurate or untrue or materially misleading or Seller failed to disclose any material fact necessary to make such information not misleading in light of the circumstances under which made. Any Offering Materials in connection with any debt financing shall include a disclaimer to the effect that Seller has no responsibility for the content of such document and disclaim all responsibility therefor.

(b)
Parent and Buyer shall use their reasonable commercial efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to (i) maintain in effect the Financing and the Commitment Letter, (ii) enter into definitive financing agreements with respect to the Financing, so that such agreements are in effect as promptly as practicable but in any event no later than the Closing Date, and (iii) consummate the Financing at or prior to Closing. Parent and Buyer shall provide Seller copies of all material documents relating to the Financing and shall keep Seller reasonably informed of material developments in respect of the financing process relating thereto. In the event that the terms of the Commitment Letter are due to expire within 45 days, Parent and Buyer shall use their commercially reasonable efforts to extend the terms of the Commitment Letter for an additional 30 days unless the Proxy Statement has been mailed to Parent's shareholders and Parent and Seller agree that it is most likely the Closing will occur prior to the expiration of the Commitment Letter.

(c)
If, notwithstanding the use of reasonable commercial efforts by Parent and Buyer to satisfy their obligations under Section 4.13(b), any of the Financing or the Commitment Letter (or any definitive financing agreement relating thereto) expire or are terminated prior to the Closing, in whole or in part, for any reason, Parent and

  Buyer shall (i) promptly notify Seller of such expiration or termination and the reasons therefor and (ii) use commercially reasonable efforts promptly to arrange for alternative financing on terms substantially equivalent to the terms set forth in the Commitment Letter to replace the financing contemplated by such expired or terminated commitments or agreements in an amount sufficient to consummate the Transactions and the Ancillary Agreements. Notwithstanding the foregoing, in no event shall Parent or Buyer be required to accept any higher rate of interest than set forth in the Commitment Letter.

(d)
Subject to the conditions set forth in Section 6.1 hereof, Parent hereby agrees to contribute from the Trust Fund as part of the Purchase Price the amount of equity Parent committed to contribute for such purpose in the Commitment Letter. Subject to the conditions set forth in Section 6.1 hereof, to the extent that amounts are available in the Trust Fund after satisfaction of the redemption rights of investors and satisfaction of the fees and expenses of Parent and Buyer to such date, in the event that the Financing is reduced below the amounts set forth in the Commitment Letter, Parent shall increase the amount to be funded from the Trust Fund, taking into consideration the redemption right of investors and such fees and expenses.

ARTICLE V

SURVIVAL AND INDEMNIFICATION

Section 5.1. Survival of Representations and Warranties.

(a)
Survival Term. The representations and warranties set forth in (i) Section 3.5(d) hereof or in any closing certificate relating to such section delivered in connection with the Transactions shall survive the Closing for a period of thirty (30) days, (ii) Section 3.7 hereof or in any closing certificate relating to such section delivered in connection with the Transactions shall survive the Closing until the expiration (with valid extensions) of the applicable statutes of limitations, (iii) Sections 3.14(a)(viii) and 3.14(b)(x) hereof or in any closing certificate relating to such sections delivered in connection with the Transactions shall survive the Closing for a period of sixty (60) days, and (iv) Section 3.15(c) hereof or in any closing certificate relating to such section delivered in connection with the Transactions shall survive for the period set forth on Section 5.8. Except as set forth in the immediately preceding sentence, the representations and warranties contained herein or made in writing by any Party in connection herewith shall survive for a period of two (2) years following the Closing Date; provided, however, that the representations and warranties set forth in the first sentence of Section 2.2, the first sentence of Section 3.2, 3.5(b) and 3.5(c) shall survive the Closing indefinitely (each of the foregoing periods, the applicable "Survival Term"). Notwithstanding the foregoing, except as set forth in Section 9.1, no representation or warranty shall survive any termination of this Agreement. The parties intend to shorten the statute of limitations and agree that no claims or causes of action may be brought against Seller, Buyer or any of their respective directors, officers, employees, affiliates, controlling persons, agents or representatives based upon, directly or indirectly, any of the representations and warranties contained in this Agreement after the Survival Term or, except as provided in Section 9.1, any termination of this Agreement; it being further understood that in the event any claim for indemnification shall have been given within the applicable Survival Term, the subject of such indemnification claim shall survive until such time as such claim is finally resolved.

(b)
Special Rule for Fraud. Notwithstanding anything in this Section 5.1 to the contrary, in the event of a breach of a representation or warranty arising out of fraud committed by either Parent or Buyer, on the one hand, or Seller, on the other hand, the representation or warranty of Parent and Buyer or Seller, as applicable, that has been breached will survive the execution and delivery of this Agreement and the consummation of the Transactions (regardless of any investigation made by any Party or on its behalf) and will continue in full force and effect for perpetuity.

(c)
Rights and Remedies. The rights and remedies of any Person based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement, including, without limitation, the right of Buyer Indemnitees to be indemnified for Excluded Liabilities, shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy, breach or indemnity is based also may be the subject matter of any representation, warranty, covenant or agreement contained in this Agreement or any other Transaction Document as to which there is no inaccuracy or breach or as to which the Threshold Amount or Cap applies, or as to which the Survival Term has expired.

(d)
No Waiver. Except as otherwise provided herein, neither a Party's participation in the consummation of any transaction pursuant to any Transaction Document nor any waiver of any condition to such participation (including any condition that a representation or warranty of any other Party be true and correct) will constitute a waiver by such participating Party of any representation or warranty of any Party or otherwise affect the survival of any such representation or warranty.

Section 5.2. Indemnification Obligations of Seller. Subject to the limitations set forth in this Article V, Seller will indemnify Parent and Buyer and their respective Affiliates, officers, directors, employees, agents, representatives and permitted successors and assigns (collectively, the "Buyer Indemnitees") and hold each Buyer Indemnitee harmless against any Loss with respect to Seller which any Buyer Indemnitee suffers, sustains or becomes subject to as a result of, in connection with, relating to or by virtue of, the following, without duplication:

(a)
subject to the survival provisions of Section 5.1, any misrepresentation or breach of any representation or warranty by Seller set forth in this Agreement or any Schedule or closing certificate furnished by Seller pursuant to this Agreement; provided that Seller will not have any liability under this Section 5.2(a) unless and until the aggregate amount of (x) all Losses under this Section 5.2(a) (other than the Cap Exceptions) and (y) any Losses indemnified pursuant to Section 5.8 hereof exceed $1,000,000 (the "Threshold Amount"), in which event the Buyer Indemnities shall be entitled, subject to the other limitations set forth in Section 5.10, to recover only the aggregate amount of Losses under this Section 5.2(a) (other than the Cap Exceptions) and Section 5.8 hereof in excess of the Threshold Amount; or

(b)
breach of any representation or warranty by Seller set forth in this Agreement or any Schedule or closing certificate furnished to Buyer pursuant to this Agreement, in each case arising out of fraud committed by Seller; or

(c)
any nonfulfillment or breach of any covenant or agreement of Seller set forth in this Agreement; or

(d)
any liability in connection with the consummation of the Transactions to any prospective buyer with whom Seller or any of its agents have had discussions regarding the disposition of the Business; or

(e)
notwithstanding any disclosure in this Agreement (including in any Schedules), any Excluded Liability or Excluded Asset; or

(f)
any failure to comply with any so-called "bulk sales" laws applicable to the Transactions; or

(g)
any claim, action, suit or proceeding relating to any of the foregoing.

Section 5.3. Indemnification Obligations of Parent and Buyer. Parent and Buyer will jointly and severally indemnify Seller and its Affiliates, officers, directors, employees, agents, representatives and permitted successors and assigns (collectively, the "Seller Indemnitees") and hold each of them harmless against any Loss which a Seller Indemnitee suffers, sustains or becomes subject to as a result of, in connection with, relating to or by virtue of, without duplication:

(a)
subject to the survival provisions of Section 5.1, any misrepresentation or breach of any representation or warranty (other than breaches of representations and warranties arising out of fraud) by Parent or Buyer set forth in this Agreement or any Schedule or closing certificate delivered to Seller by Buyer pursuant to this Agreement;

(b)
breach of any representation or warranty arising out of fraud by Parent or Buyer set forth in this Agreement or any Schedule or closing certificate delivered to Seller by Parent or Buyer pursuant to this Agreement;

(c)
any nonfulfillment or breach of any covenant or agreement of Parent or Buyer set forth in this Agreement;

(d)
any Assumed Liability; or

(e)
any claim, action, suit or proceeding relating to any of the foregoing.

Section 5.4. Indemnification Procedures.

(a)
Notice of Claim. Any Person making a claim for indemnification pursuant to this Article V (an "Indemnified Party") must give the Party or Parties from whom indemnification is sought (an "Indemnifying Party") written notice of such claim (an "Indemnification Claim Notice") promptly after the Indemnified Party receives any written notice of any action, lawsuit, proceeding, investigation or other claim (a "Proceeding") against or involving the Indemnified Party by a Governmental Authority or other third party, or otherwise discovers the liability, obligation or facts giving rise to such claim for indemnification; provided that the failure to notify or delay in notifying an Indemnifying Party will not relieve the Indemnifying Party of its obligations pursuant to this Article V, except to the extent that such failure actually harms the Indemnifying Party. Such notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known or reasonably ascertainable at such time). Notwithstanding the foregoing, any claim for a breach of a representation or warranty must be delivered prior to the expiration of the applicable Survival Term.

(b)
Control of Defense; Conditions. With respect to the defense of any Proceeding against or involving an Indemnified Party in which a Governmental Authority or other third party in question seeks the recovery of a sum of money for which indemnification is provided in Sections 5.2 or 5.3, at its option an Indemnifying Party may appoint as lead counsel of such defense any legal counsel selected by the Indemnifying Party.

(c)
Control of Defense; Related Matters. Notwithstanding Section 5.4(b):

(i)
the Indemnified Party will be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose at its own expense; provided that the Indemnifying Party will bear the reasonable fees and expenses of such separate counsel incurred prior to the date upon which the Indemnifying Party assumes control of such defense;

(ii)
the Indemnifying Party will not be entitled to assume control of the defense of such claim, and will pay the reasonable fees and expenses of legal counsel retained by the Indemnified Party (which counsel shall be reasonably acceptable to the Indemnified Party), if

(A)
after giving effect to the limitations on the indemnification set forth in Article V hereof, the Indemnified Party is reasonably expected to bear a majority of the Losses relating to such claim after giving effect to any indemnification from the Indemnifying Party hereunder,

(B)
the Indemnifying Party elects within fifteen (15) days in writing not to assume the defense of the claim pursuant to Section 5.4(b) hereof,

(C)
a conflict of interest exists or could reasonably be expected to arise which, under applicable principles of legal ethics, could reasonably be expected to prohibit a single legal counsel from representing both the Indemnified Party and the Indemnifying Party in such Proceeding, or

(D)
a court of competent jurisdiction rules that the Indemnifying Party has failed or is failing to prosecute or defend vigorously such claim;

provided, in each case, that the Indemnified Party shall be prohibited from compromising or settling the claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

(d)
Cooperation. In the event that the Indemnifying Party assumes the defense of such claim, the Indemnified Party will cooperate with and make available to the Indemnifying Party such assistance, personnel, witnesses and materials as the Indemnifying Party may reasonably request. Regardless of which party defends such claim, the other party shall have the right at its expense to participate in the defense assisted by counsel of its own choosing.

(e)
Settlements. Without the prior written consent of the Indemnified Party (which shall not be unreasonably withheld or delayed), the Indemnifying Party shall not enter into any settlement of any such claim for which the Indemnifying Party has assumed the defense pursuant to Section 5.4(b) hereof if pursuant to or as a result of such settlement, such settlement would result in any liability on the part of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder. If a firm offer is made to settle such claim, which offer the Indemnifying Party is permitted to settle under this Section 5.4(e), and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to the Indemnified Party to that effect. If the Indemnified Party objects to such firm offer within ten (10) days after its receipt of such notice, the Indemnified Party may continue to contest or defend such claim and, in such event, the maximum liability of the Indemnifying Party as to such claim shall not exceed such amount of such settlement offer payable by the Indemnifying Party hereunder, plus other Losses paid or incurred by the Indemnified Party up to the point such notice had been delivered.

Section 5.5. Treatment of Indemnification Payments. Amounts paid to or on behalf of Buyer or Seller as indemnification hereunder shall be treated as adjustments to the consideration paid by Buyer pursuant to the Transactions.

Section 5.6. Arbitration Procedure.

(a)
The Parties agree that the arbitration procedure set forth below shall be the sole and exclusive method for resolving and remedying claims for money damages arising out of the provisions of Article V (the "Disputes"); provided, however, that nothing in this Section 5.6 shall prohibit a Party from (i) instituting litigation to enforce any Final Determination (as defined below) or (ii) joining another Party in a litigation initiated by a Person that is not a Party. The Parties hereby agree and acknowledge that, except as otherwise provided in this Section 5.6 or in the Commercial Arbitration Rules of the American Arbitration Association as in effect from time to time, the arbitration procedures and any Final Determination hereunder shall be governed by, and shall be enforced in accordance with, the Commercial Arbitration Rules of the American Arbitration Association.

(b)
In the event that any Party asserts that there exists a Dispute, such Party shall deliver a written notice to the other Party specifying the nature of the asserted Dispute and requesting a meeting to attempt to resolve the same. If no such resolution is reached within thirty (30) days after the delivery of such notice, either Party (the "Disputing Party") may commence arbitration hereunder by delivering to the other Party a notice of arbitration (a "Notice of Arbitration"). Such Notice of Arbitration shall specify (i) the matters as to which arbitration is sought, (ii) the nature of any Dispute, (iii) the claims of the Disputing Party, (iv) the amount and nature of any damages, if any, sought to be recovered as a result of any alleged claim and (v) any other matters required by the Commercial Arbitration Rules of the American Arbitration Association as in effect from time to time to be included therein, if any.

(c)
Parent and Seller each shall select one non-neutral arbitrator expert in the subject matter of the Dispute (the arbitrators so selected shall be referred to herein as the "Buyer's Arbitrator" and the "Seller's Arbitrator," respectively). In the event that either Parent or Seller fails to select an arbitrator as set forth herein within twenty (20) days from the delivery of a Notice of Arbitration, then the matter shall be resolved by the arbitrator selected by the other. Seller's Arbitrator and Buyer's Arbitrator shall select a third independent, neutral arbitrator expert in the subject matter of the dispute, and the three arbitrators so selected shall resolve the matter according to the procedures set forth in this Section 5.6. If Seller's Arbitrator and Buyer's Arbitrator are unable to agree on a third arbitrator within twenty (20) days after their selection, Seller's Arbitrator and Buyer's Arbitrator shall each prepare a list of three independent arbitrators. Seller's Arbitrator and Buyer's Arbitrator shall each have the opportunity to designate as objectionable and eliminate one arbitrator from the other arbitrator's list within seven (7) days after submission thereof, and the third arbitrator shall then be selected by lot from the arbitrators remaining on the lists submitted by Seller's Arbitrator and Buyer's Arbitrator.

(d)
The arbitrator(s) selected pursuant to Section 5.6(c) above will allocate the costs and expenses of arbitration (and legal fees and expenses associated therewith) to each Party in proportion to the contested amount not awarded to each Party relative to the total contested amount.

(e)
The arbitration shall be conducted in Chicago, Illinois under the Commercial Arbitration Rules of the American Arbitration Association as in effect from time to time, except as modified by the agreement of all of the Parties to this Agreement. The arbitrator(s) shall so conduct the arbitration that a final result, determination, finding, judgment and/or award (the "Final Determination") is made or rendered as soon as practicable. The Final Determination must be agreed upon and signed by the sole arbitrator or by at least two of the three arbitrators (as the case may be). The Final Determination shall be final and binding on all Parties and there shall be no appeal from or reexamination of the Final Determination, except for fraud, perjury or misconduct by an arbitrator prejudicing the rights of any Party and to correct manifest clerical errors.

(f)
Parent and/or Buyer, on the one hand, and Seller, on the other hand, may enforce any Final Determination in any state or federal court located in the State of Illinois. For the purpose of any Proceeding instituted with respect to any Final Determination, each Party hereto hereby irrevocably submits to the jurisdiction of such courts, irrevocably consents to the service of process by registered mail or personal service and hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter have as to personal jurisdiction, the laying of the venue of any such Proceeding brought in any such court and any claim that any such Proceeding brought in any court has been brought in an inconvenient forum.

Section 5.7. Certain Tax Matters.

(a)
Seller will indemnify Buyer Indemnitees from and against any Loss any Buyer Indemnitee may suffer resulting from, arising out of, relating to or caused by unpaid Taxes attributable to the Business or Assets for any Pre-Closing Tax Period. Other than Seller's share of Transfer Taxes pursuant to Section 1.10(b), Buyer will indemnify Seller Indemnitees from and against any Loss any Seller Indemnitee may suffer resulting from, arising out of, relating to or caused by any unpaid Taxes attributable to the Business or Assets for any taxable period that is not a Pre-Closing Tax Period.

(b)
To the extent that an indemnification obligation pursuant to this Section 5.7 may overlap with any other indemnification obligation pursuant to this Article V, the provisions of this Section 5.7 shall govern such indemnification obligation.

(c)
Any claim to be made pursuant to this Section 5.7 must be made before the expiration (with valid extensions) of the applicable statutes of limitations related to the Taxes at issue.

Section 5.8. Procedures and Rights Relating to Indemnification for Environmental Assumed Liabilities.

(a)
Indemnification. From and after the Closing and subject to the limitations set forth in this Section 5.8 and Section 5.10, Seller shall indemnify, defend and hold harmless the Buyer Indemnitees from and against all Losses, asserted against, resulting to, imposed upon or incurred by any Buyer Indemnitee, whether before or after the Closing by reason of or resulting from any Environmental Assumed Liability, including, without limitation, by reason of or resulting from remedial action or violation of Environmental and Safety Requirements arising from (i) the Release or threatened Release on or prior to the Closing Date of Hazardous Substances into the environment (including ambient air, indoor air, surface water, ground water, land surface or sub-surface strata) at, on, under or migrating from any Owned Real Property or Leased Real Property; (ii) the Release or threatened Release of Hazardous Substances into the environment (including ambient air, indoor air, surface water, ground water, land surface or sub-surface strata) at, on, under or migrating from any Owned Real Property or Leased Real Property resulting from the use of pipes, tanks or other equipment constituting part of the Business that leaked before and/or were leaking as of the Closing Date; provided, however, that Seller shall only be responsible for the Release or threatened Release on or prior to the Closing Date due to pipes, tanks or other equipment to the extent that they leaked on or prior to the Closing Date; and (iii) the presence of Hazardous Substances as of the Closing Date in the environment (including ambient air, indoor air, surface water, ground water, land surface or subsurface strata) at, on, or under any Owned Real Property or Leased Real Property resulting from the migration to the Owned Real Property or Leased Real Property of Hazardous Substances Released by third parties (the "Responsible Party") on or prior to the Closing Date to the extent the Responsible Party fails to take action to address the Release after Parent uses commercially reasonable efforts to cause the Responsible Party to do so and (iv) as a result of or arising out of a breach of any representation or warranty set forth in Section 3.15(c).

(b)
The obligations of Seller to indemnify the Buyer Indemnitees for the Environmental Assumed Liabilities under this Section 5.8 shall be satisfied solely and exclusively in accordance with the following:

(i)
Seller will have no liability for Environmental Assumed Liabilities unless and until the aggregate amount of (x) all such Losses and (y) any Losses which may be indemnified pursuant to Section 5.2(a) hereof exceed the Threshold Amount, in which case Buyer shall be entitled, subject to this Section 5.8(b) and to Section 5.10, to recover the aggregate amount of Losses in excess of the Threshold Amount;

(ii)
Seller shall not be obligated to indemnify any Buyer Indemnitee for Losses related to any Environmental Assumed Liability for which an Indemnification Claim Notice has been delivered to Seller as provided below to the extent that the aggregate amount of all such Losses for which Buyer Indemnitees have been indemnified hereunder as of the date of such Indemnification Claim Notice, together with the Liabilities that are the subject of such Indemnification Claim Notice, exceed the amount (the "Environmental Indemnification Amount") set forth opposite the applicable date on Schedule 5.8(b)(ii), determined as of the date of such Indemnification Claim Notice); and provided further that the aggregate amount of (x) all such indemnified Losses and (y) the recoverable amount of all Losses pursuant to Section 5.2(a) may not exceed the Cap (as set forth in Section 5.10); and

(iii)
in the event that an Indemnification Claim Notice is delivered to Seller in accordance with Section 5.4(a) hereof within three (3) years following the Closing Date with respect to a claim for indemnification pursuant to this Section 5.8, the portion of the Environmental Indemnification Amount to remain available to satisfy claims for indemnification for Losses related to Environmental Assumed Liabilities pending resolution of such claim shall be determined as of the date of such Indemnification Claim Notice in accordance with Schedule 5.8(b) .

(c)
Seller's obligation to indemnify, defend and hold harmless Buyer Indemnitees for the matters addressed in this Section 5.8 shall be limited to those matters as to which Buyer provides Seller with written notice (such notice to be in conformance with other relevant provisions of this Agreement and to contain, to the extent available, reasonable details of the Losses for which indemnity is sought) within three (3) years after Closing.

Section 5.9. Control.

(a)
Subject to subsection (iii) of this Section 5.9(a), Seller shall have the right to control the management of an investigation or remediation of a Release or threatened Release Hazardous Substances at any Owned Real Property or Leased Real Property that is subject to indemnification pursuant to Section 5.8 of this Agreement; and Buyer shall provide Seller the necessary access to the Owned Real Property or Leased Real Property, as applicable, to conduct such investigation or remediation, subject to the terms herein.

(i)
In undertaking an investigation and remediation pursuant to this Section 5.9, Seller shall retain a qualified independent environmental consultant, which consultant shall be subject to Parent's approval (such approval not to be unreasonably withheld). Seller's contract with the consultant shall expressly state that Parent and Buyer may rely upon consultant's work. Seller shall undertake such investigation and remediation in a commercially reasonable fashion in accordance with Environmental and Safety Requirements for facilities of the type being remediated such that the Remedial Action complies with only the minimum requirements of Environmental and Safety Requirements and shall not cause, through its own inaction, any undue delay in obtaining written notice from the appropriate regulatory body that no further investigation or remediation is necessary with respect to the matter that is the subject of the indemnification claim, or, if no regulatory body is involved in such matter, a good faith determination from its environmental consultant that no further investigation or remediation is required to bring the property that is the subject of the remedial action into conformance with the minimum requirements of Environmental and Safety Requirements for facilities of the type being remediated. Seller shall comply with its obligations under this Section 5.9 in a commercially reasonable and effective manner to achieve compliance with the minimum requirements of the Environmental and Safety Requirements for facilities of the type being remediated as contemplated hereby. Seller shall promptly provide copies to Parent for its review of all notices, correspondence, draft reports, submissions, work plans, and final reports that Seller intends to deliver or submit to the appropriate regulatory body prior to such submission; provided, however, Seller may make such submission to the appropriate regulatory body without a prior approval of Parent. Parent or Buyer may, at Parent's or Buyer's cost, hire its own consultants, attorneys or other professionals to monitor the investigation or remediation, including any field work undertaken by Seller, and Seller shall provide Parent or Buyer (as applicable) with the results of all such field work and the opportunity to conduct field work or sampling. Notwithstanding the above, neither Parent nor Buyer shall take any actions that shall unreasonably interfere with Seller's performance of the investigation, remediation and/or containment, nor shall Seller's performance unreasonably interfere with Buyer's operations.

  (ii)
  Buyer agrees to grant Seller and its Consultants, or any other qualified consultant or subcontractor engaged by Seller to perform the remedial action, and their officers, agents, employees, and authorized representatives (collectively, the "Agents") access as necessary for the completion of the remedial action, subject to the following conditions: (1) Buyer shall receive at least five (5) working days' advance notice of Consultants' intention to initially enter the properties to conduct the remedial work; however, such time period may be shortened by agreement between the Parties; and (2) the access to the properties granted by Buyer hereunder shall be limited to access reasonably necessary for the execution and supervision of the remedial action, and Seller shall use its commercially reasonable efforts to complete the remedial action in accordance with the schedule referenced in the scope of work for the relevant property; (3) Seller shall require the Consultants and their Agents to procure and maintain insurance consistent with industry practices; Seller's obligations hereunder shall not apply to losses, injury, claims or liabilities resulting from Buyer's gross negligent or intentional misconduct; and (4) following the execution of the remedial action, and in no case later than thirty (30) days after on-site activities have been completed, Seller agrees to return the properties in a manner that will not adversely affect Buyer's operation of the Business, and to arrange for the prompt removal of all equipment and materials brought to the Owned Real Property and Leased Real Property by Consultants or any of their Agents during the course of the remedial action.

  (iii)
  If Seller declines to undertake the performance of an investigation, containment and/or remediation hereunder or wrongfully fails to perform and fails to cure the same after reasonable notice, Buyer shall be entitled to control the investigation, containment and/or remediation. Buyer shall promptly provide copies to Seller of all notices, correspondence, draft reports, submissions, work plans, and final reports and shall give Seller a reasonable opportunity (at Seller's own expense) to comment on any submissions Buyer intends to deliver or submit to the appropriate regulatory body prior to said submission. Seller may, at its own expense, hire its own consultants, attorneys or other professionals to monitor the investigation containment and/or remediation, including any field work undertaken by Buyer, and Buyer shall provide Seller with copies of the results of all such field work. Notwithstanding the above, Seller shall not take any actions that shall unreasonably interfere with Buyer's performance of the investigation, containment and/or remediation. Seller's decision to allow Buyer to undertake investigation and remediation hereunder shall not limit or affect Seller's obligation to indemnify Buyer for said investigation, containment and/or remediation as otherwise provided in this Agreement.

(b)
Notwithstanding anything in this Article V to the contrary, Parent shall not be entitled to recovery for Losses relating to, resulting from or in connection with: (A) a material change after the Closing in any of the uses of the

  Owned Real Property or Leased Real Property; (B) a material change in, alteration of or addition to the building, structures, fixtures or equipment located on the Owned Real Property or Leased Real Property after the Closing; (C) the cost of removal or treatment of any substance that can be managed in place in a commercially reasonable fashion while complying with the minimum requirements of Environmental and Safety Requirements for facilities of the type being remediated; or (D) any change in Environmental and Safety Requirements occurring after the Closing Date.

(c)
Disclosure to Third Parties. None of Parent, Buyer of their Affiliate shall provide or disclose to any Person or Governmental Authority any information in any form, including reports, analyses, sampling results or data, relating to any environmental claim that Seller is required to investigate, remediate, or indemnify against pursuant to this Section 5.9, unless (i) requested or consented to by Seller, (ii) Parent, Buyer or their Affiliate has agreed in writing that Seller has completed the obligations imposed by this Section 5.9 or (iii) such disclosure is required by applicable laws. None of Parent, Buyer or their Affiliate shall provide or disclose any such information under any circumstances with the intent of or for the purpose of inducing, encouraging or soliciting any (A) Governmental Authority to require investigation, Remediation or corrective action or (B) third-party Claim indemnifiable under this Section 5.9.

(d)
Seller's obligation to indemnify, defend and hold harmless Parent and Buyer for the matters addressed in Section 5.8 shall be without regard to whether Seller was in breach of any representation or warranty hereunder and shall be limited to those matters as to which Parent provides Seller with written notice (such notice to be in conformance with other relevant provisions of this Agreement and to contain, to the extent available, reasonable details of the matter for which indemnification is sought) of said Claim. The procedures provided in Section 5.9 hereof shall be the exclusive procedures for any Claim relating to environmental matters or Losses (other than third-party environmental claims for which indemnification procedures are governed by the provisions of Section 5.4) including, without limitation, any Claim asserting a breach of representation or warranty of this Agreement and any Claim pursuant to any environmental law; provided, however, that Seller shall have no right to control any matter relating to operational compliance by the Business with Environmental and Safety Requirements including, but not limited to, the possession of, and compliance with, applicable Environmental Permits.

Section 5.10. Indemnifications, Limitations and Restrictions. Notwithstanding anything in this Agreement to the contrary (including, without limitation, Sections 5.2, 5.7 and 5.8 hereof):

(a)
Limitation on Indemnity. Except (i) with respect to Losses related to fraud committed by Seller (including breaches of representations and warranties arising out of fraud committed by Seller), or (ii) with respect to a breach by Seller of its representations set forth in Section 3.1, the first and second sentences of Sections 3.2, 3.5(b), 3.5(c) and 3.11 (collectively, the "Cap Exceptions"), Seller shall not be obligated to indemnify any Buyer Indemnitee pursuant to Sections 5.2(a) and 5.8 hereof to the extent the aggregate of (x) all Losses indemnified under Section 5.2(a) plus (y) all Losses indemnified pursuant to Section 5.8 exceed $15 million (the "Cap"); provided, however, that the Cap shall not apply to the Cap Exceptions. For avoidance of doubt, the Losses indemnified under Section 5.8 shall also be subject to the Environmental Indemnification Amount as set forth on Schedule 5.8(b)(ii).

(b)
Amount of Losses. The amount of any Loss payable hereunder shall be reduced by (i) any insurance proceeds which the Indemnified Party actually collects with respect to the event or occurrence giving rise to such Losses, and (ii) any amounts which the Indemnified Party actually collects from third parties in connection with Losses for which indemnification is sought under this Article V, but, in each case, net of any out-of-pocket costs and expenses paid to third parties (including, without limitation, reasonable costs and expenses of outside legal counsel) incurred in connection with the collection of such amounts. The Indemnified Party shall use commercially reasonable efforts to pursue insurance claims or third-party claims that may reduce or eliminate Losses. If the Indemnified Party both collects proceeds from any insurance company or third party and receives a payment from the Indemnifying Party hereunder, and the sum of such proceeds, net of out-of-pocket collection costs and expenses, and payment or offset, as applicable, is in excess of the Losses with respect to the matter that is the subject of the indemnity, then the Indemnified Party shall promptly refund to the Indemnifying Party the amount of such excess.

(c)
Mitigation. Each Indemnified Party shall be required to use commercially reasonable efforts to mitigate Losses and shall reasonably consult with the Indemnifying Party with a view toward mitigating Losses in conjunction with all claims for which a party seeks indemnification under this Article V.

(d)
Subrogation. After any indemnification payment is made to any Indemnified Party pursuant to this Article V (whether by offset or otherwise), the Indemnifying Party shall, to the extent of such payment, be subrogated to all rights (if any) of the Indemnified Party against any third party in connection with the Losses to which such payment relates. Without limiting the generality of the preceding sentence, any Indemnified Party receiving an indemnification payment pursuant to the preceding sentence (whether by offset or otherwise) shall execute, upon the written request of the Indemnifying Party, any instrument reasonably necessary to evidence such subrogation rights.

(e)
Final Closing Balance Statement. In no event shall the Buyer Indemnities be entitled to recover any Losses with respect to any matter to the extent included in the calculation of Working Capital set forth on the Final Closing Date Statement.

ARTICLE VI

CONDITIONS TO THE CLOSING

Section 6.1. Conditions of Parent's and Buyer's Obligations. Parent's and Buyer's obligations to effect the Transactions at the Closing are subject to the satisfaction as of the Closing of the following conditions precedent:

(a)
Representations and Warranties. The representations and warranties set forth in Article III of this Agreement (i) that are qualified by materiality or Material Adverse Effect shall be true and correct as of the Closing Date (except to the extent such representations and warranties speak as of an earlier date) as though made on and as of the Closing Date, and (ii) that are not qualified by materiality or Material Adverse Effect shall be true and correct in all material respects as of the Closing Date (except to the extent such representations and warranties speak as of an earlier date) as though made on and as of the Closing Date, except in each case to the extent of any change caused by the transactions expressly contemplated hereby.

(b)
Covenants. Seller will have performed and observed in all material respects each covenant or other obligation, as applicable, required to be performed or observed by it pursuant to the Transaction Documents prior to the Closing.

(c)
Compliance with Applicable Laws. The consummation of the Transactions will not be prohibited by any Legal Requirement or subject Parent or Buyer or any of their Affiliates, the Business or any of the Assets to any material penalty or liability arising under any Legal Requirement or imposed by any Governmental Authority that is not otherwise disclosed herein or in any Schedule hereto.

(d)
Proceedings. No judgment, order, decree, stipulation, injunction or charge will exist before any Governmental Authority in each case which could reasonably be expected to prevent or prohibit consummation of the Transactions, cause any Transaction to be rescinded following consummation or materially and adversely affect Buyer's right to acquire the Assets or conduct the Business or Parent's, Buyer's or Seller's performance of its obligations pursuant to the Transaction Documents. No action, suit or proceeding shall be pending that a reasonable person knowledgeable in such matters would conclude could have a high likelihood of preventing or prohibiting the consummation of the Transactions, causing any Transaction to be rescinded following consummation, or materially and adversely affect Buyer's right to acquire the Assets or conduct the Business or Parent's, Buyer's, or Seller's performance of its obligations pursuant to the Transaction Documents.

(e)
Consents. All filings, notices, licenses, consents, authorizations, accreditation, waivers, approvals and the like of, to or with any Governmental Authority or any other Person (i) that are required to be obtained by Seller for the consummation of the Transactions or for the conduct of the Business by Buyer or its Affiliates thereafter and (ii) that are set forth on Schedule 6.1(e) (the "Material Consents") will have been duly made or obtained and all waiting periods applicable to the Transactions under applicable antitrust or trade regulation laws and regulations, including, without limitation, under the HSR Act, shall have expired or been terminated.

(f)
Transaction Approval. The Transaction Approval shall have been duly approved and adopted by the stockholders of Parent by the requisite vote under the laws of the State of Delaware and the Parent Charter Documents.

(g)
Parent Common Stock. Holders of twenty percent (20%) or more of the shares of Parent Common Stock issued in Parent's initial public offering of securities and outstanding immediately before the Closing shall not have exercised their rights to convert their shares into a pro rata share of the Trust Fund in accordance with the Parent Charter Documents.

(h)
Release of Liens. Seller shall have caused all Liens, except for Permitted Exceptions, with respect to the Assets to be released and terminated, or insured over by the Title Company, and shall have delivered copies of such releases to Parent at Closing, including releases and terminations under the Uniform Commercial Code and other applicable Rules of financing or similar statements filed against any of the Assets in all applicable jurisdictions.

(i)
Auditor Consent. Parent shall have received consent in the customary form from Deloitte & Touche LLP to use the Audited Financial Statements in the Proxy Statement as required by Regulation S-X.

(j)
Financing. Buyer shall have obtained the debt financing described in the Commitment Letter.

(k)
Seller Closing Documents. Seller shall have delivered to Parent and Buyer Seller Closing Documents.

(l)
Seller shall have entered into an amendment to the Confidentiality and Non-Competition Agreement with Tim Keneally in a manner that is reasonably acceptable to Parent and Buyer.

(m)
All corporate and other proceedings or actions taken or required to be taken by Seller in connection with the Transactions that are reasonably necessary and customary in transactions of this type, and all documents incident thereto, must be reasonably satisfactory in form and substance to Parent. Any condition set forth in this Section 6.1 may be waived only in a writing executed by Parent.

Section 6.2. Conditions of Seller's Obligations. Seller's obligation to consummate the Transactions at the Closing is subject to the satisfaction as of the Closing of the following conditions precedent:

(a)
Representations and Warranties. The representations and warranties set forth in Article II of this Agreement (i) that are qualified by materiality or Material Adverse Effect shall be true and correct as of the Closing Date (except to the extent such representations and warranties speak as of an earlier date) as though made on and as of the Closing Date, and (ii) that are not qualified by materiality or Material Adverse Effect shall be true and correct in all material respects as of the Closing Date (except to the extent such representations and warranties speak as of an earlier date) as though made on and as of the Closing Date, except in each case to the extent of any change caused by the transactions expressly contemplated hereby.

(b)
Covenants. Each of Parent and Buyer will have performed in all material respects each covenant or other obligation required to be performed by it pursuant to the Transaction Documents prior to the Closing.

(c)
Compliance with Applicable Laws. The consummation of the Transactions will not be prohibited by any Legal Requirement or subject Seller to any material penalty or liability arising under any Legal Requirement or imposed by any Governmental Authority that is not otherwise disclosed herein or in any Schedule hereto.

(d)
Consents. All Material Consents will have been duly made or obtained, and all waiting periods applicable to the Transactions under applicable antitrust or trade regulation laws and regulations, including, without limitation, under the HSR Act, shall have expired or been terminated.

(e)
Proceedings. No judgment, order, decree, stipulation, injunction or charge will exist before any Governmental Authority in each case which could reasonably be expected to prevent or prohibit consummation of the Transactions, cause any Transaction to be rescinded following consummation or materially and adversely affect Buyer's right to acquire the Assets or conduct the Business or Parent's, Buyer's or Seller's performance of its obligations pursuant to the Transaction Documents. No action, suit or proceeding shall be pending that a reasonable person knowledgeable in such matters would conclude could have a high likelihood of preventing or prohibiting the consummation of the Transactions, causing any Transaction to be rescinded following consummation, or materially and adversely affect Buyer's right to acquire the Assets or conduct the Business or Parent's, Buyer's or Seller's performance of its obligations pursuant to the Transaction Documents.

(f)
Parent and Buyer Closing Documents. Parent and Buyer will have delivered to Seller the Parent and Buyer Closing Documents.

(g)
All corporate and other proceedings or actions taken or required to be taken by each of Parent and Buyer in connection with the Transactions that are reasonably necessary and customary in transactions of this type, and all documents incident thereto, must be reasonably satisfactory in form and substance to Seller and its legal counsel. Any condition set forth in this Section 6.2 may be waived only in a writing executed by Seller.

ARTICLE VII

OTHER COVENANTS

Section 7.1. Transaction Expenses. Except as expressly provided herein, Parent or Buyer will be responsible for all costs and expenses incurred by Buyer in connection with the negotiation, preparation and entry into the Transaction Documents and the consummation of the Transactions, including the filing fee under the HSR Act, title, survey, environmental and other due diligence fees and expenses. Except as expressly provided herein, Seller will pay all costs and expenses incurred by Seller in connection with the negotiation, preparation and entry into the Transaction Documents and the consummation of the Transactions.

Section 7.2. Further Assurances. From and after the Closing, Seller will, and will cause its Affiliates to, execute all documents and take any other action which it is reasonably requested to execute or take to further effectuate the Transactions.

Section 7.3. Use of Packaging Materials. Notwithstanding anything contained in this Agreement to the contrary, Buyer shall be entitled for a period of six (6) months after the Closing Date to package products of the Business in any packaging material included in the Assets transferred to Buyer under this Agreement, notwithstanding that such packaging material contains one or more Excluded Marks. At the end of such period, Buyer agrees that it will destroy or return to Seller any remaining packaging material containing any Excluded Marks; provided, however, that Buyer may continue to sell products of the Business from inventory (either existing at the time of the Closing or manufactured within six (6) months thereafter) that have one or more Excluded Marks embedded therein or imprinted thereon, using such packaging material.

Section 7.4. Financial Statements. Seller shall deliver to Parent as soon as available but in any event within fifteen (15) business days after the end of each monthly accounting period of Seller, ending after the date hereof but before the Closing, unaudited statements of income and cash flows of the Business for such respective monthly period and for the period from the beginning of the respective current fiscal year to the end of such month, setting forth in each case comparisons to the corresponding period in the respective preceding fiscal year (collectively, the "Pre-Closing Monthly Financial Statements").

Section 7.5. Employee and Benefits Covenants.

(a)
Employment. Immediately following the Closing, Buyer shall offer employment to each person, except any person who has previously indicated to Buyer in writing that he or she will not relocate from Memphis, Tennessee, who is a full-time or part-time employee of the Business immediately prior to the Closing, including the Represented Employees (the employees who accept such offer being referred to herein as the "Affected Employees") in a suitable position for which the employee is qualified based on the individual's background, training or education; provided, however, that Buyer shall provide a base rate of pay or salary not less than the rate in effect for each Affected Employee immediately prior to the Closing Date; provided, further, that Buyer shall offer employment to each Affected Employee who is currently located in Roanoke Rapids or Fordyce a position that does not require a relocation to a new principal place of work that is greater than 50 miles from the distance between the individual's current residence and the current place of work. Notwithstanding the foregoing, any offer of employment to an Affected Employee who is on short-term disability leave or any approved leave of absence (each an "Inactive Employee") shall be conditioned on such Inactive Employee being ready and able to return to work within six months following the Closing Date.

(b)
Benefits. For at least twelve (12) months following the Closing, Buyer shall provide the Affected Employees (other than the Represented Employees) with the benefits set forth on Schedule 7.5(b) attached hereto; provided, however, that (i) Buyer shall not be required to provide or maintain any particular plan or benefit that was provided to or maintained for Affected Employees prior to the Closing; (ii) nothing in this Agreement other than subsection (j) below shall require Buyer to establish a defined benefit pension plan or to provide post-retirement medical benefits; and (iii) establishment of any equity compensation plan is subject to approval of the stockholders of Parent which approval the stockholders may withhold for any reason or no reason.

(c)
Service Credit, Deductibles, and Pre-existing Conditions. Buyer agrees that, solely for purposes of eligibility and vesting under employee benefit plans (including, but not limited to, all "employee benefit plans" within the meaning of Section 3(3) of the ERISA, and all policies and employee fringe benefit programs) of Buyer (such plans, programs, policies and arrangements, the "Buyer Plans") and for purposes of vacation entitlement under any vacation policies of Buyer in which the Affected Employees may participate following the Closing, credit will be given to the Affected Employees for service previously credited with the Business prior to the Closing; provided, however, that such crediting of service does not result in a duplication of benefits; and provided, further, for avoidance of doubt, that such crediting of service need not be given for benefit accrual purposes under any Buyer Plan that is a "defined benefit plan" (as defined in Section 3(35) of ERISA). Affected Employees shall also be given credit for any deductible or co-payment amounts paid in respect of the plan year in which the Closing occurs, to the extent that, following the Closing, they participate in any corresponding Buyer Plan for which deductibles or co-payments are required. Buyer shall also cause each Buyer Plan to waive any pre-existing condition exclusion or restriction, any waiting period limitation, or any evidence of insurability requirements for the Affected Employees to the extent such exclusions, restrictions, limitations or requirements had been waived or satisfied under the terms of any corresponding Seller Plan immediately prior to the Closing.

(d)
Savings Plan. As soon as practicable following the Closing Date:

(i)
Buyer shall establish an individual account plan with a cash or deferred feature described in Section 401(k) of the Code (the "Buyer Savings Plan") and provide Seller with such documents and other information as Seller shall reasonably request to assure itself that the Buyer Savings Plan provides for the receipt of eligible rollover distributions (as such term is defined under Section 402 of the Code) from the Affected Employees; provided, however, that nothing in this Section 7.5 shall require the Buyer Savings Plan to accept rollover contributions in the form of stock of Seller.

(ii)
Buyer shall provide Seller with a favorable determination letter or opinion letter issued by the IRS to assure itself that the Buyer Savings Plan and the trust established in connection therewith are qualified and tax-exempt under Sections 401(a) and 501(a) of the Code; and

  (iii)
  Seller shall provide Buyer with such documents as Buyer shall reasonably request to assure itself that the accounts of the Affected Employees under the International Paper Company Salaried Savings Plan (the "SSP"), the International Paper Company Hourly Savings Plan (the "HSP") (each, a "Seller Savings Plan"), if distributed to such Affected Employees, would be eligible rollover distributions.

Seller shall 100% vest or cause to be 100% vested, as of the Closing Date, the accounts under the SSP, the HSP and the Deferred Compensation Savings Plan for each Affected Employee. Each Affected Employee who is a participant in a Seller Savings Plan shall be given the opportunity to "roll over" such account balance (other than stock of Seller) by way of an eligible rollover distribution to the Buyer Savings Plan, subject to and in accordance with the provisions of such Plan and applicable law. Notwithstanding anything in this Agreement to the contrary, each Affected Employee who is eligible to participate in a Seller Savings Plan will become eligible to participate in the Buyer Savings Plan as soon as reasonably practicable after the Closing Date.

(e)
Severance Pay. In the event that any Affected Employee who participates in Seller's severance plan immediately prior to the Closing becomes an employee of Buyer on the Closing Date, and subsequently is discharged by Buyer, directly or indirectly, within twelve (12) months after the Closing Date (other than for "cause" or because of such Affected Employee's voluntary termination or retirement), then Buyer shall treat such Affected Employee, and shall be responsible for severance (but not outplacement services, medical and dental continuation coverage, early retirement bridging or continued Employee Assistance Program), in accordance with Seller's severance plan and severance benefits exhibit as set forth on Schedule 7.5(e) of Seller's Schedules, such severance calculated using the combined Seller and Buyer service. Buyer shall be responsible and assume all liability for all notices or payments due to any Affected Employee, and all notices, payments or assessments due to any Government Authority, pursuant to any applicable federal, state or local law, common law, statute, rule or regulation with respect to the employment by Buyer of Affected Employees after the Closing or subsequent discharge or layoff of such Affected Employees, including but not limited to the federal Worker Adjustment and Retraining Notification Act and any rules or regulations as have been issued in connection with the foregoing.

(f)
Pre-Closing Claims. Except as otherwise provided in Section 7.5(g) with respect to sickness and disability claims, Seller will remain responsible for all claims under the applicable Plans for health, accident, sickness, and disability benefits that are deemed incurred prior to the Closing Date by Affected Employees. For all purposes under such Plans, such employees will be considered to have terminated employment with Seller as of the Closing Date. For purposes of this Agreement: (i) a claim for health benefits (including, without limitation, claims for medical, prescription drug and dental expenses) will be deemed to have been incurred on the date on which the related medical service or material was rendered to or received by the Affected Employee claiming any such benefits, (ii) a claim for sickness or disability benefits based on an injury or illness occurring on or prior to the Closing Date will be deemed to have been incurred prior to the Closing Date if, but only if, a claim relating to any such injury is made within fifteen (15) months from the Closing Date, and (iii) in the case of any claim for benefits other than health benefits and sickness and disability benefits (e.g., life insurance benefits), a claim will be deemed to have been incurred upon the occurrence of the event giving rise thereto. As of the Closing, any Affected Employee who is receiving benefits under Seller's short-term disability program shall be deemed to be an employee of Seller until such time as such employee is no longer eligible for Seller's short-term disability program. If at such time such Affected Employee will be returning to work, such employee shall be employed by Buyer in accordance with the terms of Section 7.5(a) hereof. If at such time such employee will be eligible for long-term disability benefits or disability retirement, such employee shall receive such benefits under Seller's long-term disability program or pension plan.

(g)
Disabled Employees. Seller will remain responsible for (i) all benefits payable to Affected Employees who, as of the close of business on the day immediately preceding the Closing Date, were determined to be totally and permanently disabled in accordance with the applicable provisions of Seller's health, accident, sickness, salary continuation, or short-term or long-term disability benefits plans or programs, and (ii) all workers compensation claims to the extent set forth in Section 1.3(c)(vii) hereof.

(h)
Retiree Life and Health. Seller will provide retiree life insurance and health benefits as required under the provisions of any applicable Plan to any Affected Employee who was eligible for such benefits as of the close of business on the day immediately preceding the Closing Date.

(i)
No Right of Employment. Nothing contained herein, express or implied, is intended to confer upon any Affected Employee any right to continued employment for any period by reason of this Agreement. Nothing contained herein is intended to confer upon any Affected Employee any particular term or condition of employment other than with respect to the particular employee benefit plans or severance plans, policies or arrangements expressly referred to in this Agreement.

(j)
Assumption of Collective Bargaining Agreements; Represented Employees. With respect to any Affected Employee whose terms and conditions of employment are governed by any of the collective bargaining agreements listed on Schedule 3.8(a) of the Schedules (each a "Represented Employee"), Buyer agrees to recognize each union as the exclusive representative of its respective Represented Employees for the purposes of collective bargaining and assume the obligations of Seller under the collective bargaining agreements listed on Schedule 3.8(a) of the Schedules as of the Closing until their respective expiration dates and treat the Affected Employees of the respective bargaining units in accordance with the terms of such collective bargaining agreements. Notwithstanding the foregoing, Buyer may make changes in the benefit programs required by such collective bargaining agreements provided that the benefits in all events continue to be substantially equivalent in the aggregate to those provided under the applicable collective bargaining agreement. For purposes of this Section 7.5(j) only, the United Steelworkers of America will have third-party beneficiary rights with respect to the obligations and covenants of Buyer under this Section 7.5(j) with respect to such collective bargaining agreements to which the United Steelworkers of America is a party and which require the foregoing provisions in this Agreement.

(k)
Satisfaction of Retained Liabilities. As of the Closing Date, Seller shall pay (to the extent accrued, vested and payable as of the Closing Date) or provide for the payment of (to the extent either not accrued, or not vested, or payable only at a future date, as of the Closing Date) all obligations, commitments and Liabilities of Seller and its Affiliates respecting Affected Employees that are Excluded Liabilities retained by Seller pursuant to Section 1.3(c)(iv) or which otherwise remain the responsibility of Seller pursuant to this Section 7.5.

(l)
Indemnification. After the Closing Date, Buyer shall be responsible for, and shall indemnify and hold harmless Seller and its Affiliates and their officers, directors, employees, affiliates and agents and the fiduciaries (including plan administrators) of the health, welfare and other employee benefit plans maintained by Seller from and against any and all claims, losses, damages, costs and expenses (including, without limitation, attorneys' fees and expenses) and other liabilities and obligations relating to or arising out of (i) all salaries, commissions and vacation entitlement accrued but unpaid as of the Closing due to any Affected Employees to the extent assumed pursuant to Section 1.3(b)(i) or (ii) above, (ii) the liabilities expressly assumed by Buyer under this Section 7.5 or any failure by Buyer to comply with the provisions of this Section 7.5, and (iii) any claims of, or damages or penalties brought by, any Affected Employee, or any governmental entity on behalf of or concerning any Affected Employee, with respect to any act or failure to act by Buyer to the extent arising from the employment by Buyer of Affected Employees after the Closing or subsequent discharge or layoff of such Affected Employees.

(m)
Reporting for Affected Employees. Each of the Parties hereto agrees that the alternative procedure ("Alternative Procedure") for predecessors and successors described in Section 4 of IRS Revenue Procedure 2004-53 will be utilized with respect to United States income tax reporting (including reporting for social security and Medicaid withholding) for wages and other compensation paid to Affected Employees for the taxable year in which the Closing Date occurs. Under the Alternative Procedure, among other requirements described in IRS Revenue Procedure 2004-53, Buyer will file a Form W-2 showing all applicable amounts paid to Affected Employees for such taxable year, including amounts paid by Seller, and Seller will transfer to Buyer all relevant Forms W-4 and complete a Schedule D (Form 941) for the discrepancy between Seller's Form 941 reporting and W-2 reporting. Notwithstanding any other provision of this Agreement, each of the Parties hereto agrees to cooperate in timely and accurately providing each other Party with the information and forms required to comply with the Alternative Procedure, and to make all Tax reporting to the IRS consistent with the Alternative Procedure. The Parties hereto also agree to utilize any similar state or local reporting procedure available with respect to Affected Employees, and to cooperate in providing each other with the information and forms required thereby.

Section 7.6. Specific Performance. Each of the Parties hereto hereby acknowledges and agrees that the other Parties would be damaged irreparably in the event that any of the material provisions of this Agreement are not substantially performed in accordance with their specific terms or are otherwise breached. Accordingly, each of the Parties hereto hereby agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the material provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any federal or state court located in Illinois in addition to any other remedy to which they may be entitled pursuant hereto.

Section 7.7. Use of Marks. As of the Closing, Seller shall cease to use, and shall cause each of its Affiliates to cease to use, any of the Assets, including, without limitation, logos, marks and other Proprietary Rights comprising a part thereof.

Section 7.8. After-Acquired Assets. Seller shall assign, transfer and deliver, and shall cause its Affiliates to assign, transfer and deliver, to Buyer all assets, properties, rights and interests of whatever kind and nature, real and personal, tangible and intangible, included within the definition of Assets relating to the Business and received, held or acquired by Seller or any of its Affiliates from and after the Closing Date.

Section 7.9. Non-Compete.

(a)
Restrictions. Seller acknowledges that the use by Seller of customer and supplier lists, distribution records, know-how, goodwill and other proprietary business information and trade secrets of the Business in a business or activity that competes with Parent or Buyer would provide the competing business with an unfair advantage over Parent or Buyer. Accordingly, Parent and Buyer wish to restrict Seller's use of such information and its ability to compete with Parent or Buyer. Seller agrees, in consideration for the Purchase Price and Earnout Amounts (if any) described in Article I, to comply with the terms of this Section 7.9, all of which are reasonable and necessary to protect the confidential business information and trade secrets being acquired by Buyer and to prevent any unfair advantage from being conferred upon a competing business of Parent or Buyer.

(b)
Non-Competition. For a period of three years from the Closing Date, Seller shall not, and shall not permit any of Seller's controlled Affiliates to, directly or indirectly either alone or as a stockholder, partner, employee, officer, director, associate, consultant, owner or agent, co-venturer of any other Person, or in any other capacity (other than creditor), directly or indirectly, engage in North America in the Prohibited Business. The term "Prohibited Business" shall mean the manufacture, marketing or sale of (i) unbleached kraft paper and (ii) inflatable dunnage products. Notwithstanding any of the foregoing, Seller may (x) continue to produce lightweight linerboard and ultra lightweight linerboard, (y) own up to 5% of the outstanding stock of any class of a corporation that is publicly traded, so long as Seller does not actively participate in the business of such corporation or (z) own or operate any enterprise if such enterprise were acquired as a result of a merger or acquisition and the competitive enterprise so acquired does not constitute more than 20% of the acquired entity's revenue or assets and Seller agrees to (X) negotiate exclusively with Buyer to sell the competitive business to Buyer for a 90-day period after the closing of the transaction before offering the competitive business to any third party and (Y) use its commercially reasonable efforts to sell the competitive portion of the enterprise as soon as practicable thereafter. If Buyer and Seller are unable to reach an agreement within such 60-day period, nothing herein requires Seller to re-offer the competitive business to Buyer. The restrictions imposed by this Section 7.9(b) shall not apply to any investments that may be made by pension or benefit plans of Seller.

(c)
Non-Interference with Business Relations. For a period of three (3) years after the Closing Date, Seller shall not, and shall not permit any of Seller's controlled Affiliates to, directly or indirectly, solicit, induce or attempt to solicit or induce any customer, supplier or licensee of the Business to cease doing business with the Business, or in any way interfere with the relationship between any customer or business relation of the Business (including, without limitation, making any negative statements or communications about Parent, Buyer or the Business).

(d)
Solicitation of Employees. For a period of three (3) years after the Closing Date, Seller shall not, and shall not permit any of Seller's controlled Affiliates to, directly or indirectly, either alone or as a stockholder, partner, consultant, adviser, owner, associate or agent, co-venturer of any other Person, or in any other capacity (other than creditor), solicit, hire, retain, attempt to solicit, hire or retain, or participate in any attempt to solicit, hire or retain, any of the Affected Employees, any other employee of the Business, Parent, Buyer or encourage any such employee to leave such employee's employment unless terminated by Buyer; provided, however, that such prohibition shall not apply to any person who responds to a general print advertisement.

(e)
Confidential Information. Seller recognizes that Parent's business interests require the fullest practical protection and confidential treatment of all information not generally known within the relevant trade group or by the public, including, without limitation, all documents, writings, memoranda, business plans, illustrations, designs, plans, know-how, Books and Records, technology, financial information, personnel data, processes, formulas, programs, inventions, computer software, reports, sources of supply, customer lists, supplier lists, pricing policies, operational methods, marketing plans or strategies, product development techniques, business acquisition plans, methods of manufacture, trade secrets and all other valuable or unique information and techniques acquired, developed or used primarily by the Business (hereinafter collectively termed "Protected Information"). Seller expressly acknowledges and agrees that Protected Information constitutes trade secrets and confidential and proprietary business information of Parent and Buyer. Protected Information shall not include information which is or becomes part of the public domain through no fault of or breach of this Agreement by Seller. Seller acknowledges that Protected Information, and the confidentiality thereof, is essential to the success of the Business, and it is the policy of Parent and Buyer to maintain as secret and confidential Protected Information, particularly that Protected Information which gives Parent and/or Buyer a competitive advantage over those who do not know the Protected Information and is expressly or implicitly protected by Parent and Buyer from unauthorized disclosure. Accordingly, Seller agrees to hold such Protected Information in a fiduciary capacity, to keep secret and to treat confidentially and not to, and not to permit any other Person to, directly or indirectly, appropriate, divulge, copy, disclose or otherwise disseminate to any other Person nor use in any manner for Seller's benefit or any other Person's purposes or benefit any Protected Information, and not to use or aid others in using any such Protected Information except to the extent that disclosure is required by law; provided, however, that Seller shall provide Parent with notice as far in advance of any required disclosure as is practicable in order for Parent to obtain an order or other assurance that any information required to be disclosed will be treated as Protected Information and Seller shall use all reasonable efforts to cooperate with Parent in connection therewith and in furtherance thereof. This obligation of non-use and non-disclosure of information shall continue to exist for three (3) years from the Closing Date. Protected Information shall not include information relating to Seller's other businesses as well as permitted competing businesses under Section 7.9(b). If, at the time of enforcement of this Section 7.9, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the Parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area.

(f)
Remedies. Seller agrees that if it shall commit or threaten to commit a breach of any of the covenants and agreements contained in this Section 7.9, then Parent, Buyer and their respective Affiliates shall have the right to seek all appropriate injunctive and other equitable remedies therefor, in addition to any other rights and remedies that may be available at law, it being acknowledged and agreed that any such breach would cause irreparable injury to Parent, Buyer and their respective Affiliates and that money damages would not provide an adequate remedy therefor. If Seller violates any of the terms of this Section 7.9, the running of the periods of limitation referred to in this Agreement shall be tolled until such violation shall cease and shall begin to run again only when Seller is in compliance with the terms hereof, whether voluntarily or pursuant to an order of a court.

Section 7.10. Retention of and Access to Records. Following the Closing Date, Seller shall keep a copy of all Books and Records relating to periods prior to the Closing Date and books and records that are inseparable from Seller's other operations (collectively, the "Pre-Closing Books and Records") in accordance with Seller's document retention policies on-site or in a storage facility reasonably acceptable to Parent. Seller shall not dispose of or destroy any of the Pre-Closing Books and Records that are separable from Seller's other operations without first offering to turn over possession thereof to Parent by written notice at least thirty (30) days prior to the proposed date of such disposition or destruction. Seller shall, in accordance with Seller's document retention policies, provide representatives of Parent with reasonable access to all Pre-Closing Books and Records, which have not been disposed of or destroyed in accordance with the immediately preceding sentence, upon prior written request of Parent and during normal working hours at any location where such records and files are stored, and such representatives shall have the right, at their own expense, to make a single copy of any such records and files; provided, however, that any such access or copying shall be had or done in such a manner so as not to interfere unreasonably with the normal conduct of Seller's business.

Section 7.11. Leased Real Property. Seller shall use its commercially reasonable efforts to obtain:

(a)
for each Leased Real Property, a landlord's estoppel certificate and consent to sublease or assignment (as applicable) in form and substance reasonably acceptable to Parent; and

(b)
with respect to each Leased Real Property which is subject to an existing mortgage, deed of trust or ground lease, a non-disturbance agreement in form and substance reasonably satisfactory to Parent pursuant to which the applicable mortgagee, trustee or ground lessor agrees not to disturb Buyer's possession of the applicable Leased Real Property upon any foreclosure, deed in lieu of foreclosure or ground lease termination.

Section 7.12. Unbleached Roll Wrap Base Paper Supply Agreements and Pulpwood Supply Agreements. Notwithstanding anything in Sections 1.5(t), 1.5(v),1.6(h) and 1.6(j) to the contrary, if the closing of the sale of Seller's coated papers, beverage packaging business or sale of the timberlands (as set forth in the Pulpwood Supply Agreement), as applicable, occurs prior to the Closing contemplated by this Agreement, then Seller shall, concurrently with the sale of such business, execute, as applicable, (1) an Unbleached Roll Wrap Base Paper Supply Agreement with the buyer of such business in substantially the same forms attached hereto as Exhibit G (provided that all references therein to Kapstone shall be to International Paper, all references therein to International Paper shall be the buyer of such business and all references to Suppliers shall be to the suppliers of the buyer of such business); and (2) the Pulpwood Supply Agreements with the buyer of the timberlands in substantially the same forms attached hereto as Exhibit I-1, I-2, I-3 and I-4 (provided that all references therein to Kapstone shall be to International Paper, and all references therein to "Seller" shall be the buyer of the timberlands). All such agreements shall constitute Assumed Contracts hereunder and Seller shall assign such agreements to Buyer at Closing in accordance with the terms hereof. If the Closing of the transactions contemplated by this Agreement occurs prior to the sale of Seller's coated papers, beverage packaging business or timberlands, as applicable, Seller and Buyer shall at Closing execute and deliver the Unbleached Roll Wrap Base Paper Supply Agreement with respect to such business in substantially the form attached hereto as Exhibit G as contemplated by Sections 1.5(t) and 1.6(h) hereof, and the Pulpwood Supply Agreements in substantially the forms attached hereto as Exhibits I-1, I-2, I-3 and I-4 as contemplated by Sections 1.5(v) and 1.6(i) hereof and Seller shall, as a condition to the sale of such business, assign such agreement to the buyer of such business at the closing of such sale and shall cause such buyer to assume all of Seller's obligations thereunder.

ARTICLE VIII
DEFINITIONS

Section 8.1. Definitions. For purposes hereof, the following terms, when used herein with initial capital letters, shall have the respective meanings set forth herein.

"2006 Stub Period" shall have the meaning ascribed to it in Section 1.13(a) hereto.

"2011 Stub Period" shall have the meaning ascribed to it in Section 1.13(a) hereto.

"Accounting Principles" shall have the meaning ascribed to it in Section 1.7(a) hereto.

"Accounts Receivable" shall have the meaning ascribed to it in Section 1.1(a)(iii) hereto.

"Acquisition" shall have the meaning ascribed to it in Section 1.14(b) hereto.

"Affected Employees" shall have the meaning ascribed to it in Section 7.5(a) hereto.

"Affiliate" of any Person means any other Person controlling, controlled by or under common control with such first Person.

"Agents" shall have the meaning ascribed to it in Section 5.9(a)(ii) hereto.

"Agreement" shall have the meaning ascribed to it in the preamble hereto.

"Allocated Costs" shall have the meaning ascribed to it in Section 1.14(b).

"Ancillary Agreements" shall have the meaning ascribed to it in Section 1.5(gg) hereto.

"annual EBITDA" shall have the meaning ascribed to it in Section 1.13(b) hereto.

"Arizona Supply Agreements" shall have the meaning ascribed to it in Section 1.5(u) hereto.

"Assets" shall have the meaning ascribed to it in Section 1.1(a) hereto.

"Assumed Contracts" shall have the meaning ascribed to it in Section 1.1(a)(xii) hereto.

"Assumed Liabilities" shall have the meaning ascribed to it in Section 1.3(b) hereto.

"Audited Financial Statements" shall have the meaning ascribed to it in Section 3.3(a) hereto.

"average annual EBITDA" shall have the meaning ascribed to it in Section 1.13(b) hereto.

"Bad Debt Exception" shall have the meaning ascribed to it in Section 1.8(d) hereto.

"Bill of Sale" shall have the meaning ascribed to it in Section 1.1(b) hereto.

"Books and Records" shall have the meaning ascribed to it in Section 1.1(a)(vi) hereto.

"Business" shall have the meaning ascribed to it in the Recitals hereto.

"Buyer" shall have the meaning ascribed to it in the preamble hereto.

"Buyer Indemnitees" shall have the meaning ascribed to it in Section 5.2 hereto.

"Buyer Plans" shall have the meaning ascribed to it in Section 7.5(c) hereto.

"Buyer Savings Plan" shall have the meaning ascribed to it in Section 7.5(d)(i) hereto.

"Buyer's Arbitrator" shall have the meaning ascribed to it in Section 5.6(c) hereto.

"Buyer's Officer's Certificate" shall have the meaning ascribed to it in Section 1.6(c) hereto.

"Cap" shall have the meaning ascribed to it in Section 5.10(a) hereto.

"Cap Exceptions" shall have the meaning ascribed to it in Section 5.10(a) hereto.

"CERCLA" shall have the meaning ascribed to it in Section 3.15(c)(v) hereto.

"Claims" shall have the meaning ascribed to it in Section 1.1(a)(ix) hereto.

"Closed Landfill" shall have the meaning ascribed to it in Section 1.1(c)(xi) hereto.

"Closing" shall have the meaning ascribed to it in Section 1.4 hereto.

"Closing Date" shall have the meaning ascribed to it in Section 1.4 hereto.

"Closing Date Statement" shall have the meaning ascribed to it in Section 1.8 hereto.

"COBRA" shall have the meaning ascribed to it in Section 3.13(d) hereto.

"Code" shall have the meaning ascribed to it in Section 1.5(g) hereto.

"Commitment Letter" shall have the meaning ascribed to it in Section 2.3 hereto.

"Confidential Information Memorandum" shall mean the Kraft Paper Business of International Paper Confidential Information Memorandum dated Fall 2005.

"Container Supply Agreement" shall have the meaning ascribed to it in Section 1.5(x) hereto.

"Contingent Earnout A" shall have the meaning set forth in Section 1.11(a) hereto.

"Contingent Earnout B" shall have the meaning set forth in Section 1.12 hereto.

"Controlled Group" shall have the meaning ascribed to it in Section 3.13(h) hereto.

"DGCL" shall mean the General Corporation Law of the State of Delaware, as amended.

"Disputes" shall have the meaning ascribed to it in Section 5.6(a) hereto.

"Disputing Party" shall have the meaning ascribed to it in Section 5.6(b) hereto.

"Dunnage Bag Agreement" shall have the meaning ascribed to it in Section 1.5(aa) hereto.

"Earnout Amounts" shall have the meaning set forth in Section 1.12 hereto.

"Earnout Period" shall have the meaning set forth in Section 1.13(a) hereto.

"EBITDA" shall have the meaning set forth in Section 1.14 hereto.

"Employee Pension Plans" shall have the meaning ascribed to it in Section 3.13(b) hereto.

"Employee Plans" shall mean all bonus, pension, stock option, stock purchase, benefit, health, welfare, profit sharing, retirement, disability, vacation, severance, hospitalization, insurance, incentive, deferred compensation and other similar fringe or employee benefit plans, funds, programs or arrangements, and all employment contracts or compensatory arrangements, written or oral, in each of the foregoing cases which cover, are maintained for the benefit of, or relate to any or all employees of Seller within the meaning of Section 414(b), (c), (m), or (o) of the Code.

"Employee Welfare Plans" shall have the meaning ascribed to it in Section 3.13(a) hereto.

"Employees" shall have the meaning ascribed to it in Section 3.13(a) hereto.

"Environmental and Safety Requirements" shall mean all federal, state and local statutes, regulations and ordinances, all judicial and administrative orders and all applicable common law, in each case concerning public health and safety, worker health and safety and pollution or protection of the environment (including all those relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, Release, threatened Release, control, or cleanup of any Hazardous Substance) and in each case enacted on the date hereof (regardless of whether the compliance date relating thereto is before or after the Closing Date).

"Environmental Assumed Liabilities" shall have the meaning set forth in Section 1.3(b)(vi) hereto.

"Environmental Indemnification Amount" shall have the meaning ascribed to it in Section 5.8(b)(ii) hereto.

"Environmental Permits" shall have the meaning ascribed to it in Section 3.15(c)(ii) hereto.

"Equipment" shall have the meaning ascribed to it in Section 1.1(a)(iv) hereto.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

"Estimated Pre-Closing Working Capital" shall have the meaning ascribed to it in Section 1.7(a) hereto.

"Estimated Purchase Price" shall have the meaning ascribed to it in Section 1.3(a) hereto.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

"Excluded Asset(s)" shall have the meaning ascribed to it in Section 1.1(c) hereto.

"Excluded Contracts" shall have the meaning ascribed to it in Section 1.1(c)(vii) hereto.

"Excluded Liabilities" shall have the meaning ascribed to it in Section 1.3(c) hereto.

"Excluded Marks" shall have the meaning ascribed to it in Section 1.1(c)(vi) hereto.

"Excluded Parent Expenses" shall have the meaning ascribed to it in Section 1.14(b) hereto.

"Final Allocation" shall have the meaning ascribed to it in Section 1.9(e) hereto.

"Final Closing Date Statement" shall have the meaning ascribed to it in Section 1.8(c) hereto.

"Final Determination" shall have the meaning ascribed to it in Section 5.6(e) hereto.

"Financing" shall have the meaning ascribed to it in Section 2.3 hereto.

"Fordyce" shall have the meaning ascribed to it in Section 1.16(a) hereto.

"Fordyce Earnout A" shall have the meaning ascribed to it in Section 1.16(c)(i)(B) hereto.

"GAAP" shall mean, at a given time, United States generally accepted accounting principles, consistently applied.

"Good and Marketable" shall mean a title that (1) is legally valid and effective; (2) is free from any encumbrances, burdens or other limitations; and (3) a reasonable buyer would accept because it appears to lack defects and to cover the entire property that Seller has purported to sell.

"Governmental Authority" shall mean the United States of America or any other nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

"Hazardous Substance" shall mean any hazardous, toxic, radioactive or chemical materials, mixtures, substances or wastes; and (whether or not included in the foregoing) any pesticides, pollutants, contaminants, petroleum products or by-products, asbestos, polychlorinated biphenyls (or PCBs) or radiation.

"HSP" shall have the meaning ascribed to it in Section 7.5(d)(iii) hereto.

"HSR Act" shall have the meaning ascribed to it in Section 2.2 hereto.

"Inactive Employee" shall have the meaning ascribed to it in Section 7.5(a) hereto.

"Indebtedness for Borrowed Funds" of any Person shall mean, as to any Person, without duplication: (a) indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business) and any commitment by which such Person assures a creditor against loss, including contingent reimbursement obligations with respect to letters of credit;

(b) indebtedness guaranteed in any manner by such Person, including a guarantee in the form of an agreement to repurchase or reimburse; (c) obligations under capitalized leases in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person assures a creditor against loss; and (d) any unsatisfied known obligation of such Person for "withdrawal liability" to a "multiemployer plan," as such terms are defined under ERISA.

"Indemnification Claim Notice" shall have the meaning ascribed to it in Section 5.4(a) hereto.

"Indemnified Party" shall have the meaning ascribed to it in Section 5.4(a) hereto.

"Indemnifying Party" shall have the meaning ascribed to it in Section 5.4(a) hereto.

"Independent Accounting Firm" shall have the meaning ascribed to it in Section 1.8(c) hereto.

"Instrument of Assumption" shall have the meaning ascribed to it in Section 1.3(b) hereto.

"Instruments of Assignment" shall have the meaning ascribed to it in Section 1.1(b) hereto.

"Inventory" shall have the meaning ascribed to it in Section 1.1(a)(v) hereto.

"Inventory Count" shall have the meaning ascribed to it in Section 1.8(a) hereto.

"IRS" shall have the meaning ascribed to it in Section 3.13(j) hereto.

"Joint Purchasing Agreement" shall have the meaning ascribed to it in Section 1.5(y) hereto.

"judgment" shall mean any order, decree, writ, injunction, award or judgment of any court or other Governmental Authority or any arbitrator.

"Knowledge" shall mean, with respect to Seller, the actual knowledge of Tom Bennington, Leonard Ciriello, Anitra Collins, Tracy Evans, Timothy Keneally and Tonie Meyers, after reasonable inquiry.

"Labor Agreement" shall mean any collective bargaining agreement (or any other agreement with any labor organization) applicable to employees of or Persons providing services to Seller.

"Latest Balance Sheet" shall have the meaning ascribed to it in Section 3.3(b) hereto.

"Latest Balance Sheet Date" shall have the meaning ascribed to it in Section 3.3(c) hereto.

"Latest Statement of Income" shall have the meaning ascribed to it in Section 3.3(b) hereto.

"Leased Real Property" shall have the meaning ascribed to it in Section 1.1(a)(ii) hereto.

"Leases" shall have the meaning ascribed to it in Section 3.14(b) hereto.

"Legal Requirement" shall mean any requirement arising under any action, law, treaty, rule or regulation, determination or direction of an arbitrator or Governmental Authority, including any Environmental and Safety Requirement.

"Liabilities" shall mean any obligation or liability, absolute or contingent, accrued or unaccrued, known or unknown, liquidated or unliquidated, whether due or to become due and regardless of when or by whom asserted.

"Licenses" shall have the meaning ascribed to it in Section 1.1(a)(viii) hereto.

"Lien" shall mean any mortgage, pledge, security interest, encumbrance, easement, restriction, charge, or other lien.

"Linerboard Supply Agreement" shall have the meaning ascribed to it in Section 1.5(ff) hereto.

"Long-Term Exposure Claims" has the meaning ascribed to it in Section 1.3(b)(vii).

"Loss" shall mean, with respect to any Person, any loss, damage, liability, demand, claim, obligation, action, cause of action, suit (including citizen suits), assessment, cost, damage, deficiency, penalty, fine or other loss or expense, whether or not arising out of a third-party claim, including all interest, penalties, reasonable attorneys' fees and expenses and all amounts paid or incurred in connection with any action, demand, proceeding, investigation or claim by any third party (including any Governmental Authority) against or affecting such Person and the investigation, defense or settlement of any of the foregoing. Notwithstanding the foregoing, in no case shall Losses include any incidental, consequential, indirect or special losses or damages (including, without limitation, lost profits, lost revenues and loss of business), whether foreseeable or not, whether occasioned by any failure to perform or the breach of any representation, warranty, covenant or other obligation under this Agreement or any closing certificate delivered pursuant to the terms hereof for any cause whatsoever (other than with respect to a breach of Section 7.9 hereof).

"Material Adverse Effect" shall mean, with respect to Seller, any change, event or effect that is materially adverse to the Business, Assets, condition (financial or otherwise), liabilities or results of operations of the Business taken as a whole, other than any change, event or effect to the extent arising from or relating primarily to (i) the United States or the global economy or securities markets in general, (ii) any change in the financial condition or results of operation of the Business resulting from the pending sale of the Business to Buyer or the announcement of the execution of this Agreement, (iii) actions taken pursuant to the obligations of the Parties expressly set forth in this Agreement, or (iv) the industry in which the Business operates generally (and which are not specific to the Business and which do not affect the Business disproportionately as compared to other companies that compete with the Business).

"Material Consents" shall have the meaning ascribed to it in Section 6.1(e) hereto.

"Multiemployer Plan" shall have the meaning ascribed to it in Section 3.13(c) hereto.

"Notice of Arbitration" shall have the meaning ascribed to it in Section 5.6(b) hereto.

"notices" shall have the meaning ascribed to it in Section 9.7 hereto.

"Offering Materials" shall have the meaning ascribed to it in Section 4.13(a) hereto.

"Other Instruments" shall have the meaning ascribed to it in Section 1.1(b) hereto.

"Other Plans" shall have the meaning ascribed to it in Section 3.13(a) hereto.

"Owned Real Property" shall have the meaning ascribed to it in Section 1.1(a)(i) hereto.

"Parent" shall have the meaning ascribed to it in the preamble hereto.

"Parent and Buyer Closing Documents" shall have the meaning ascribed to it in Section 1.6(t) hereto.

"Parent Charter Documents" shall mean the certificate of incorporation and the bylaws of Parent.

"Parent Common Stock" shall mean the common stock, par value $.0001, of Parent.

"Parent's Accountants" shall have the meaning set forth in Section 1.17(a) hereto.

"Parent's Officer's Certificate" shall have the meaning ascribed to it in Section 1.6(c) hereto.

"Party" means Seller, Parent or Buyer. Seller, Parent and Buyer are referred to collectively herein as the "Parties."

"Patent License Agreement" shall have the meaning ascribed to it in Section 1.5(dd) hereto.

"PBGC" shall have the meaning ascribed to it in Section 3.13(h) hereto.

"Permitted Exception" shall mean, as to the Owned Real Property and the Leased Real Property, Permitted Real Estate Exceptions, and, as to other Assets, (i) any Lien for Taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP (all of which Taxes relating to Pre-Closing Tax Periods shall be paid by Seller), and (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent primarily related to the Business or the amount or validity of which is being contested in good faith by appropriate proceedings (the related Liabilities of which shall be paid by Seller).

"Permitted Real Estate Exception" shall mean (i) real estate taxes, assessments, governmental levies, fees or charges or statutory liens for current taxes or other governmental charges with respect to the Owned Real Property not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings, for which adequate reserves have been established in accordance with the GAAP (all of which Taxes relating to Pre-Closing Tax Periods shall be paid by Seller); (ii) mechanics', carriers', workers', repairers' and similar statutory liens arising or incurred in the ordinary course of business for amounts are not delinquent or the amount or validity of which are being contested in good faith by appropriate proceedings (the related Liabilities of which shall be paid by Seller); (iii) zoning, entitlement, building codes and other land use regulations, ordinances or Legal Requirements imposed by governmental agencies having jurisdiction over the Owned Real Property which are not violated by the current use and occupancy of the Owned Real Property; (iv) all rights relating to the construction and maintenance in connection with any public utility of wires, poles, pipes, conduits and appurtenances thereto, on, under or above the Owned Real Property; (v) all matters disclosed on Schedules 3.14(a) and 3.14(b) to this Agreement; and (vi) other title exceptions disclosed by any title insurance policy for any such Owned Real Property, which, in each case, do not or would not materially impair the continued ability to use or value of the Owned Real Property for the purposes for which it is used in connection with the Business.

"Person" shall mean an individual, a partnership, a corporation, an association, a limited liability company, a limited partnership, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Authority.

"Plan(s)" shall have the meaning ascribed to it in Section 3.13(a) hereto.

"Pre-Closing Books and Records" shall have the meaning ascribed to it in Section 7.10 hereto.

"Pre-Closing Capital Expenditures" shall have the meaning ascribed to it in Section 4.1(g) hereto.

"Pre-Closing Monthly Financial Statements" shall have the meaning ascribed to it in Section 7.4 hereto.

"Pre-Closing Tax Period" shall have the meaning ascribed to it in Section 1.1(c)(v) hereto.

"Preliminary Allocation" shall have the meaning ascribed to it in Section 1.3(a) hereto.

"Proceeding" shall have the meaning ascribed to it in Section 5.4(a) hereto.

"Prohibited Business" shall have the meaning ascribed to it in Section 7.9(b) hereto.

"Prophecy Budgeted Amount" shall have the meaning ascribed to it in Section 4.2 hereto.

"Proprietary Rights" shall have the meaning ascribed to it in Section 3.9(c) hereto.

"Proprietary Rights License Agreement" shall have the meaning ascribed to it in Section 1.5(cc) hereto.

"Proprietary Rights Licenses" shall have the meaning ascribed to it in Section 1.1(a)(vii) hereto.

"Protected Information" shall have the meaning ascribed to it in Section 7.10(e) hereto.

"provision" shall have the meaning ascribed to it in Section 9.1(b) hereto.

"Proxy Statement" shall have the meaning ascribed to it in Section 4.5(a) hereto.

"Pulpwood Supply Agreements" shall have the meaning ascribed to it in Section 1.5(v) hereto.

"Pulpwood Supply Side Letter" shall have the meaning ascribed to it in Section 1.5(v) hereto.

"Purchase Price" shall have the meaning ascribed to it in Section 1.3(a) hereto.

"Real Property Lease" shall mean the Lease Agreement, dated as of January 1, 1997, by and between the City of Fordyce, Arkansas and International Paper Company.

"Rebates" shall have the meaning ascribed to them in Section 1.18(c) hereto.

"Related Party" shall mean any (i) past or present director, officer, executive, management level employee or Affiliate of Seller or its Affiliates, or (ii) spouse or immediate family member of any such director, officer, executive or management level employee or Affiliate.

"Release" has the meaning set forth in Section 101 of CERCLA (42 U.S.C. § 9601 (22)), in effect as of the Closing Date.

"Represented Employee" shall have the meaning ascribed to it in Section 7.5(j) hereto.

"Required Actions" shall have the meaning ascribed to them in Section 4.1(f) hereto.

"Required Capital Improvements" shall have the meaning ascribed to them in Section 1.15(a) hereto.

"Residual Chip Agreement" shall have the meaning ascribed to it in Section 1.5(w) hereto.

"Resolution Period" shall have the meaning ascribed to it in Section 1.8(c) hereto.

"Responsible Party" shall have the meaning ascribed to it in Section 5.8(a) hereto.

"right" shall have the meaning ascribed to it in Section 9.2 hereto.

"Roanoke Rapids" shall have the meaning ascribed to it in Section 1.16(a) hereto.

"Roanoke Rapids Earnout A" shall have the meaning ascribed to it in Section 1.16(c)(i)(A) hereto.

"Rules" shall mean all federal, state, local, foreign and other statutes, laws, codes, ordinances, rules, regulations, judgments, writs, decrees, injunctions, orders, concessions, grants, franchises, permits, licenses and other legal requirements applicable thereto (including, without limitation, laws and regulations relating to occupational health and safety, equal employment opportunities, fair employment practices and the environment).

"Sales Solicitation Agreement" shall have the meaning ascribed to it in Section 1.5(bb) hereto.

"Schedules" shall mean the disclosure schedules attached to this Agreement.

"SEC" shall mean the Securities and Exchange Commission.

"Seller" shall have the meaning ascribed to it in the preamble hereto.

"Seller Closing Documents" shall have the meaning ascribed to it in Section 1.5(gg) hereto.

"Seller Indemnitees" shall have the meaning ascribed to it in Section 5.3 hereto.

"Seller Savings Plan" shall have the meaning ascribed to it in Section 7.5(d)(iii) hereto.

"Seller's Arbitrator" shall have the meaning ascribed to it in Section 5.6(c) hereto.

"Seller's Officer's Certificate" shall have the meaning ascribed to it in Section 1.5(f) hereto.

"Slow-Moving Inventory Exception" shall have the meaning set forth in Section 1.8(a) hereto.

"Spare Parts Agreement" shall have the meaning ascribed to it in Section 1.5(ee) hereto.

"Special Meeting" shall have the meaning ascribed to it in Section 4.5(a) hereto.

"Special Warranty Deed" shall have the meaning ascribed to it in Section 1.1(b) hereto.

"SSP" shall have the meaning ascribed to it in Section 7.5(d)(iii) hereto.

"Subsidiary" shall mean any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

"Supplemental Schedule" shall have the meaning ascribed to it in Section 4.11(a) hereto.

"Survey" shall have the meaning ascribed to it in Section 1.5(q).

"Survival Term" shall have the meaning ascribed to it in Section 5.1(a) hereto.

"Target Purchase Price" shall have the meaning ascribed to it in Section 1.3(a) hereto.

"Target Working Capital" shall have the meaning ascribed to it in Section 1.7(b) hereto.

"Tax-Exempt Bond Agreement" shall have the meaning ascribed to it in Section 1.1(b) hereto.

"Tax-Exempt Bonds" shall mean $3,900,000 The Halifax County Industrial Facilities and Pollution Control Financing Authority, Solid Waste Disposal Refunding Revenue Bonds, 1999 Series (Champion International Corporation Project) dated November 1, 1999; $7,500,000 The Halifax County Industrial Facilities and Pollution Control Financing Authority, Environmental Improvement Revenue Bonds, 1998 Series (Champion International Corporation Project) dated November 1, 1998; $6,600,000 The Halifax County Industrial Facilities and Pollution Control Financing Authority, Environmental Improvement Revenue Bonds, 2001 Series A (International Paper Company Project) dated September 1, 2001; $2,100,000 The Northampton County Industrial Facilities and Pollution Control Financing Authority, Environmental Improvement Revenue Bonds, 2001 Series A (International Paper Company Project) dated February 1, 2001; and $3,400,000 The Northampton County Industrial Facilities and Pollution Control Financing Authority, Solid Waste Disposal Refunding Revenue Bonds, 1999 Series (Champion International Corporation Project) dated November 1, 1999.

"Taxes" shall mean all taxes, levies, charges or fees including, without limitation, income, corporation, gross receipts, transfer, excise, property, sales, use, value-added, goods and services, license, payroll, withholding, Social Security and franchise or other governmental taxes or charges, imposed by the United States or any state, county, local or foreign government, and such term shall include any interest, penalties or additional tax attributable thereto.

"Tax Return" shall mean any report, return (including any information return) or statement required to be supplied to a taxing authority in connection with Taxes including, without limitation, any amendments thereto.

"Threshold Amount" shall have the meaning ascribed to it in Section 5.2(a) hereto.

"Title Company" shall have the meaning ascribed to it in Section 1.5(p) hereto.

"Title Policy" shall have the meaning ascribed to it in Section 1.5(p) hereto.

"Trademark Property" shall have the meaning ascribed to it in Section 1.1(a)(vii) hereto.

"Trademarks Assignment" shall have the meaning ascribed to it in Section 1.1(b) hereto.

"Transaction Approval" shall have the meaning ascribed to it in Section 4.5(a) hereto.

"Transaction Documents" shall mean this Agreement and all the exhibits attached hereto.

"Transaction Expenses" shall have the meaning ascribed to it in Section 1.3(c)(i) hereto.

"Transaction Form 8-K" shall have the meaning ascribed to it in Section 4.8 hereto.

"Transactions" shall have the meaning ascribed to it in Section 1.1(d) hereto.

"Transfer Taxes" shall have the meaning ascribed to it in Section 1.10(b) hereto.

"Transition Services Agreement" shall have the meaning ascribed to it in Section 1.5(s) hereto.

"Treasury Regulations" shall mean the United States Treasury Regulations promulgated pursuant to the Code.

"Trust Fund" shall mean that certain trust account at JPMorgan Chase NY Bank maintained by Continental Stock Transfer & Trust Company ("CSTTC") pursuant to an Investment Management Trust Agreement between Parent CSTTC dated August 15, 2005.

"Unbleached Roll Wrap Base Paper Supply Agreements" shall have the meaning ascribed to it in Section 1.5(t) hereto.

"Uncollectible Receivables" shall have the meaning ascribed to it in Section 1.18(d) hereto.

"Valve and Chuck Agreement" shall have the meaning ascribed to it in Section 1.5(z) hereto.

"Wood Products" shall have the meaning ascribed to it in Section 1.5(w) hereto.

"Working Capital" shall have the meaning ascribed to it in Section 1.8(d) hereto.

Section 8.2. Other Definitional Provisions.

  (a)
  Accounting Terms. Accounting terms which are not defined herein have the meanings given to them under GAAP. To the extent that the definition of an accounting term set forth in this Agreement is inconsistent with the meaning of such term under GAAP, the definition in this Agreement will control.

  (b)
  "Hereof," etc. The terms "hereof," "herein" and "hereunder" and terms of similar import are references to this Agreement as a whole and not to any particular provision of this Agreement. Section, clause and Schedule references contained in this Agreement are references to Sections, clauses and Schedules in or to this Agreement, unless otherwise specified.

  (c)
  "Successor Laws." Any reference to any particular Code section or any other law or regulation will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified.

ARTICLE IX
OTHER AGREEMENTS

Section 9.1. Termination.

(a)
This Agreement may be terminated prior to Closing:

(i)
at any time by mutual agreement of Parent and Seller;

(ii)
by either Parent or Seller, if, at the Special Meeting (including any adjournments thereof), this Agreement and the Transactions shall fail to be approved and adopted by the affirmative vote of the holders of Parent Common Stock required under Parent's certificate of incorporation, or the holders of 20% or more of the number of shares of Parent Common Stock issued in Parent's initial public offering and outstanding as of the date of the record date of the Special Meeting exercise their rights to convert the shares of Parent Common Stock held by them into cash in accordance with Parent's certificate of incorporation;

(iii)
by Parent, at any time when Seller is in breach of any of its material covenants pursuant to this Agreement, or if any representation or warranty of Seller herein is false or misleading in any material respect; provided that such condition is not the result of any breach of any covenant, representation or warranty of Buyer set forth in any Transaction Document; and provided further that such breach shall not have been cured within ten (10) business days following receipt by the breaching party of notice of such breach;

(iv)
by either Parent or Seller, if a Governmental Authority shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the Transactions, and such order, decree, ruling or other action shall have become final and nonappealable;

(v)
by Seller, at any time when Parent or Buyer is in breach of any of its material covenants pursuant to this Agreement or if any representation or warranty of Parent or Buyer is false or misleading in any material respect; provided that such condition is not the result of any breach of any covenant, representation or warranty of Seller set forth in any Transaction Document; and provided further that such breach shall not have been cured within ten (10) business days following receipt by the breaching party of notice of such breach; or

  (vi)
  by Parent or Seller, at any time after December 31, 2006, if the Closing has not then occurred; provided, however, that the right to terminate this Agreement shall not be available to any Party whose breach of this Agreement has been the cause of, or has resulted in, the failure of the Closing to occur on or before such date.

(b)
Any termination of this Agreement pursuant to any of clauses (ii) through (vi) in Section 9.1(a) above will be effected by written notice from the terminating Party to the non-terminating Party. Any termination of this Agreement pursuant to clause (iii), (v), or (vi) in Section 9.1(a) above will not terminate any liability of any Party for any breach or default of any representation, warranty, covenant, agreement, provision or term (each, a "provision") in any Transaction Document which exists at the time of such termination.

Section 9.2. No Waiver. No course of dealing between the Parties or failure or delay in exercising any right, remedy, power or privilege (each, a "right") pursuant to this Agreement will operate as a waiver of any rights of any Party, nor will any single or partial exercise of any right under this Agreement preclude any other or further exercise of such right or the exercise of any other right. In the event of fraud committed by Buyer or Seller, as applicable, the rights provided pursuant to this Agreement are cumulative and not exhaustive of any other rights which may be provided by law.

Section 9.3. Amendments. No waiver, amendment, modification or supplement of this Agreement will be binding upon a Party unless such waiver, amendment, modification or supplement is set forth in writing and is executed by such Party.

Section 9.4. Title; Risk of Loss. Legal title, equitable title and risk of loss with respect to the Assets shall not pass to Buyer until the Closing.

Section 9.5. Successors and Assigns. Except as otherwise expressly provided in this Agreement, all covenants and agreements set forth in this Agreement by or on behalf of the Parties will bind and inure to the benefit of the respective permitted successors and assigns of the Parties, except that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (i) by Parent without Seller's prior written consent or (ii) by Seller without the prior written consent of Parent.

Section 9.6. Governing Law. This Agreement will be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict rule of any jurisdiction that would cause the laws of any other jurisdiction to be applied. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under any choice of law or conflict of law analysis the substantive law of some other jurisdiction ordinarily would apply.

Section 9.7. Notices. All demands, notices, communications and reports ("notices") provided for in this Agreement will be in writing and will be either personally delivered, mailed by registered mail, return receipt requested, or sent by reputable overnight courier service (delivery charges prepaid) to any Party at the address specified below, or at such address, to the attention of such other Person, and with such other copy, as the recipient Party has specified by prior written notice to the sending Party pursuant to the provisions of this Section 9.7.

If to Parent or Buyer:

    Stone Arcade Acquisition Corp.
    One Northfield Plaza, Suite 480
    Northfield, IL 60093
    Attn: Roger W. Stone

with a copy, which will not constitute notice, to:

    Sonnenschein Nath & Rosenthal LLP
    7800 Sears Tower
    233 S. Wacker Drive
    Chicago, IL 60606
    Attn: Donald G. Lubin

If to Seller:

    International Paper Company
    6400 Poplar Avenue
    Memphis, TN 38197
    Attn: General Counsel

with a copy, which will not constitute notice, to:

    Vinson & Elkins L.L.P.
    666 Fifth Avenue
    26th Floor
    New York, NY 10103
    Attn: Charles E. Carpenter

Any such notice will be deemed to have been given when delivered personally, upon receipt if sent by registered mail, return receipt requested, or on the business day after deposit with a reputable overnight courier service, as the case may be.

Section 9.8. Severability. If any provision of this Agreement is held to be invalid for any reason whatsoever, then such provision will be deemed severable from the remaining provisions of this Agreement and will in no way affect the validity or enforceability of any other provision of this Agreement.

Section 9.9. Schedules. The Schedules constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

Section 9.10. Counterparts. The Parties may execute this Agreement in separate counterparts (no one of which need contain the signatures of all Parties), each of which will be an original and all of which together will constitute one and the same instrument.

Section 9.11. Third-Party Beneficiaries. Except as otherwise expressly provided in Article V or Section 7.5(j) of this Agreement, no Person that is not a Party (including, without limitation, the Affected Employees) will have any right or obligation pursuant to this Agreement.

Section 9.12. Headings. The headings used in this Agreement are for the purpose of reference only and will not affect the meaning or interpretation of any provision of this Agreement.

Section 9.13. Integration. Except as otherwise provided in this Agreement, this Agreement, the Schedules, the Confidentiality Agreement and the other Transaction Documents set forth the entire understanding of the Parties relating to the subject matter hereof, and all prior understandings, whether written or oral, are superseded by this Agreement, the Schedules, the Confidentiality Agreement and the other Transaction Documents executed pursuant to the terms hereof.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

STONE ARCADE ACQUISITION CORPORATION
By:	/s/ ROGER W. STONE
Name:	Roger W. Stone
Title:	Chairman and CEO
KAPSTONE KRAFT PAPER CORPORATION
By:	/s/ ROGER W. STONE
Name:	Roger W. Stone
Title:	Chairman and CEO
INTERNATIONAL PAPER COMPANY
By:	/s/ C. CATO EALY
Name:	C. Cato Ealy
Title:	Senior Vice President

SIGNATURE PAGE
PURCHASE AGREEMENT

Annex B

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
STONE ARCADE ACQUISITION CORPORATION

Stone Arcade Acquisition Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

FIRST:    That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth proposed amendments of the Amended and Restated Certificate of Incorporation of said corporation, declaring said amendments to be advisable and calling a special meeting of the stockholders of said corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

  RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be read in its entirety as follows:

  "FIRST:    The name of the corporation is KapStone Paper and Packaging Corporation."

  RESOLVED, that the Amended and Restated Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered "SIXTH" so that, as amended, said Article shall be read in its entirety as follows:

  "SIXTH:    The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. At the first election of directors by the incorporator, the incorporator shall elect a Class C director for a term expiring at the Corporation's third Annual Meeting of Stockholders. The Class C director shall then elect additional Class A, Class B and Class C directors. The directors in Class A shall be elected for a term expiring at the first Annual Meeting of Stockholders, the directors in Class B shall be elected for a term expiring at the second Annual Meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the third Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation's Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified."

SECOND:    That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

B-1

THIRD:    That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this      day of                           , 2006.

STONE ARCADE ACQUISITION CORPORATION
By:
Name: Roger Stone Title: Chief Executive Officer

B-2

Annex C

STONE ARCADE ACQUISITION CORPORATION
2006 INCENTIVE PLAN

1.    Purpose.  Stone Arcade Acquisition Corporation, a Delaware corporation ("Stone"), desires to attract and retain the best available talent and to encourage the highest level of performance. The Stone Arcade Acquisition Corporation 2006 Incentive Plan (the "Plan") is intended to contribute significantly to the attainment of these objectives by affording eligible employees and independent contractors of Stone and its Affiliates (as defined in Section 19) (collectively, with Stone, the "Company") the opportunity to acquire a proprietary interest in Stone through the grant of (i) stock options ("Options") to purchase shares of common stock, $.001 par value per share, of Stone (the "Common Stock"), (ii) restricted shares of Common Stock ("Restricted Stock") and (iii) stock appreciation rights to receive a payment in Common Stock (or, if permitted by Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") without causing the stock appreciation rights to be treated as deferred compensation subject thereto, cash) equal to the amount of the excess of the Fair Market Value of the Common Stock on the date of exercise over the Fair Market Value of the Common Stock on the date of grant ("Stock Appreciation Rights"; and collectively with Options and Restricted Stock, "Awards", and each individually an "Award").

2.    Administration.

(a)
The Plan shall be administered by a committee (the "Committee") of not fewer than two members of the board of directors of Stone (the "Board") who shall be appointed by and serve at the pleasure of the Board. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, to the extent necessary to exclude Options granted under the Plan from the calculation of the income tax deduction limit under Section 162(m) of the Code, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and Treasury Regulations promulgated thereunder. A majority of the Committee shall constitute a quorum.

(b)
The Committee shall have and may exercise all of the powers of the Board under the Plan, other than the power to appoint a director to Committee membership. The Committee shall have plenary authority in its discretion, subject to and consistent with the express provisions of the Plan, to direct the grants of Awards; to determine the numbers of shares of Common Stock covered by each Award, the purchase price, if any, of the Common Stock covered by each Award, the individuals to whom an Award is given (each a "Grantee"), the time or times at which the Award shall be granted or may vest; to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limitation, such rules and regulations as it shall deem advisable so that transactions involving Awards may qualify for exemption under such rules and regulations as the Securities and Exchange Commission may promulgate from time to time exempting transactions from Section 16(b) of the Exchange Act; to determine the terms and provisions of, and to cause the Company to enter into, agreements with Grantees in connection with Awards under the Plan ("Award Agreements"), which Award Agreements may vary from one another, as the Committee shall deem appropriate; to amend any Award Agreement from time to time with the consent of the Grantee; and to make all other determinations the Committee may deem necessary or advisable for the administration of the Plan. Every action, decision, interpretation or determination made by the Committee or the Board with respect to the application or administration of the Plan shall be conclusive and binding upon the Company and any person having or claiming any interest pursuant to any Award granted under the Plan.

(c)
Except as otherwise required by law, no member of the Board or the Committee shall be liable for anything whatsoever in connection with the administration of the Plan other than such member's own willful misconduct. Under no circumstances shall any member of the Board or the Committee be liable for any act or omission of any other member of the Board or the Committee. The Board and the Committee shall be entitled to rely, in the performance of its functions with respect to the Plan, upon information and advice furnished by Stone's officers, Stone's accountants, Stone's legal counsel and any other party the Board and Committee deems necessary. No member of the Board or Committee shall be liable for any action taken or not taken in reliance upon any such advice.

(d)
Each Award under the Plan shall be deemed to have been granted when the determination of the Committee with respect to such Award is made. Once an Award has been granted, all conditions and requirements of the Plan with respect to such Award shall be deemed conditions on exercise, not grant.

(e)
Notwithstanding the foregoing or any other provision of the Plan, the Committee shall have no authority to issue Awards under the Plan under terms and conditions which would cause such Awards to be considered nonqualified "deferred compensation" subject to the provisions of Code Section 409A, including by way of example but not limitation, no Options or Stock Appreciation Rights shall be issued with an exercise price below Fair Market Value and all Restricted Stock shall be issued and reported as income to the Grantee no later than two and one half (2 1/2) months after the end of the calendar year in which the right to the shares covered by such Award becomes vested.

3.    Eligible Persons.  Subject in the case of ISOs to Section 7(g)(i), Awards may be granted to employees, officers and directors of, and consultants and advisors to, the Company. In determining the persons to whom Awards shall be made and the number of shares to be covered by each Award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and other factors deemed relevant by the Committee in connection with accomplishing the purposes of the Plan.

4.    Share Limitations under the Plan.

(a)
Subject to adjustment as provided in Section 13 and the provisions of this Section 4, a maximum of [three million (3,000,000)] shares of Common Stock shall be reserved for issuance pursuant to Awards granted under the Plan. If an Award is forfeited or expires without being exercised, or if Restricted Stock is repurchased by the Company as provided in Section 8(c), the shares of Common Stock subject to the Award shall be available for additional grants under the Plan. If an Option is exercised in whole or in part by a Grantee tendering previously owned shares of Common Stock, or if any shares are withheld in connection with the exercise of its Option to satisfy the Grantee's tax liability, the full number of shares in respect of which the Option has been exercised shall be applied against the limit set forth in this Section 4(a).

(b)
Stone may grant Options under the Plan in substitution for options held by employees of another corporation who become employees of Stone or an Affiliate as the result of a merger or consolidation of the employing corporation with Stone or an Affiliate, or as a result of the acquisition by Stone or an Affiliate of property or stock of the employing corporation. Substitute Options shall be granted on such terms as the Committee considers appropriate in the circumstances. Substitute Options shall be in addition to the limit set forth in Section 4(a).

(c)
The maximum aggregate number of shares of Common Stock issuable pursuant to Awards that a Grantee may be granted within one fiscal year of Stone shall be [five hundred thousand (500,000)].

(d)
The aggregate numbers set forth in this Section 4 shall be subject to adjustment as provided in Section 13.

5.    Term of Award.  The term of each Award shall be fixed by the Committee and specified in the applicable Award Agreement, but in no event shall it be more than ten years from the date of grant. Subject in the case of ISOs to Section 7(g), the term of an Award may be extended from time to time by the Committee, provided that no extension shall extend the term beyond ten years from the date of grant.

6.    Vesting.  The Committee shall determine the vesting schedule applicable to a particular Award and specify the vesting schedule in the applicable Award Agreement. Notwithstanding the foregoing the Committee may accelerate the vesting of an Award at any time.

7.    Options.

(a)
Type of Options.  Options granted under the Plan may be either incentive stock options ("ISOs") intended to meet the requirements of Code Section 422 or nonqualified stock options ("NSOs") which are not intended to meet such Code requirements.

(b)
Rights to Purchase.  The Committee may grant Options to employees, officers and directors of, and consultants and advisors to, the Company, in such amounts, and subject to such terms and conditions as the Committee may determine in its sole discretion, including such restrictions on transferability and other restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine.

(c)
Option Agreement.  The terms and conditions of each Option shall be set forth in an Option Agreement in the form approved by the Committee. Each Option Agreement shall, at a minimum, specify (i) the number of shares of Common Stock subject to the Option, (ii) whether the Option is intended to be an ISO or NSO, (iii) the provisions related to vesting and exercisability of the Option, including the Option exercise price, and (iv) that the Option is subject to the terms and provisions of the Plan. Option Agreements may differ from one another.

(d)
Termination of Relationship to the Company.

i.
With respect to an Option granted to an individual who is an employee of the Company at the time of Option grant, unless the Option Agreement expressly provides to the contrary, (i) the Option shall terminate immediately upon the Grantee's termination of employment for Cause (as defined in Section 19); (ii) subject in the case of ISOs to Section 7(g), the Option shall terminate two years following the Grantee's termination of employment by reason of death or Disability (as defined in Section 19); (iii) subject in the case of ISOs to Section 7(g), the Option shall terminate two years after Retirement (as defined in Section 19); (iv) the Option shall terminate three months after the Grantee's termination of employment for any other reason; and (v) vesting of an Option will terminate in all cases immediately upon termination of employment. In no event shall an Option remain exercisable beyond the expiration date specified in the applicable Option Agreement. An Option Agreement may contain such provisions as the Board shall approve with reference to the determination of the date employment terminates for purposes of the Plan and the effect of leaves of absence, which provisions may vary from one another.

ii.
With respect to an Option granted to an individual who is not an employee of the Company at the time of Option grant, the Board shall determine and specify in the applicable Option Agreement the consequences, if any, of the termination of the Grantee's relationship with the Company.

(e)
Option Price. Subject in the case of ISOs to Section 7(g), the exercise price per share of Common Stock covered by an Option shall be established by the Committee; provided, however, that (a) the exercise price per share for any Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted and (b) no ISO granted to a 10% Shareholder (as defined in Section 7(g)) shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an ISO or NSO) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provision of Section 424(a) of the Code.

(f)
No Stockholder Rights. No Grantee shall have the rights of a stockholder with respect to shares covered by an Option until such person becomes the holder of record of such shares.

(g)
ISO Provisions.

i.
Employment Requirement; Termination of Employment, Death or Disability. ISOs may only be awarded to employees of Stone or a corporation which, with respect to Stone, is a "parent corporation" or "subsidiary corporation" within the meaning of Code Sections 424(e) and (f). No ISO may be exercised unless, at the time of such exercise, the Grantee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

    (1)
    an ISO may be exercised within the period of three months after the date the Grantee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable Option Agreement), provided, that the Option Agreement may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a NSO under the Plan;

    (2)
    if the Grantee dies while in the employ of the Company, or within three months after the Grantee ceases to be such an employee, the ISO may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option Agreement); provided, that the Option Agreement may designate a longer exercise period and that the exercise after such one-year period shall be treated as the exercise of a NSO under the Plan; and

    (3)
    if while in the employ of the Company the Grantee becomes disabled within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto, the ISO may be exercised within the period of one year after the date the Grantee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable Option Agreement) provided, that the Option Agreement may designate a longer exercise period and that the exercise after such one-year period shall be treated as the exercise of a NSO under the Plan.

For all purposes of the Plan and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no ISO may be exercised after its expiration date.

  ii.
  10% Shareholders.  In the case of an individual who at the time the Option is granted owns stock possessing more than 10% of the total combined voting power of all classes of the stock of Stone or of a parent or subsidiary corporation of Stone (a "10% Shareholder"), (i) the Option exercise price of any ISO granted to such person shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted and (ii) the term of an ISO granted to such person may not exceed five years from the date of grant.

  iii.
  $100,000 Limit.  The aggregate Fair Market Value (determined at the time an ISO is granted) of the Common Stock covered by ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company) may not exceed $100,000.

  iv.
  Options Which Do Not Satisfy ISO Requirements.  To the extent that any Option which is issued under the Plan exceeds the limit set forth in paragraph (c) or otherwise does not comply with the requirements of Code Section 422, it shall be treated as a NSO.

(h)
Cancellation and New Grant of Options, Etc.  The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Grantees, (i) the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an Option exercise price per share which may be lower or higher than the exercise price per share of the cancelled Options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an Option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options; provided, however, that the Committee shall not take any of the actions described in (i) or (ii) hereof without receiving the approval of Stone's stockholders. The provisions of this Section 7(h) may not be altered or amended without stockholder approval.

(i)
Buyout Provisions.  The Committee may at any time offer to buy out for a payment in cash or shares, an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Grantee at the time that such offer is made.

(j)
No Deferral Feature.  The Option Agreement shall not provide for any deferral feature with respect to an Option constituting a deferral of compensation under Section 409A of the Code.

8.    Restricted Stock.

(a)
Rights to Purchase.  The Committee may grant Restricted Stock to employees, officers and directors of, and consultants and advisors to, the Company, in such amounts, and subject to such terms and conditions as the Committee may determine in its sole discretion, including such restrictions on transferability and other restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine. Grantees shall not be required to pay cash or other consideration for Restricted Stock granted hereunder, other than in the form of services performed under such terms and conditions as the Committee may determine.

(b)
Restricted Stock Grant Agreement.  Restricted Stock shall be granted under a Restricted Stock Grant Agreement and shall be evidenced by certificates registered in the name of the Grantee and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may retain physical possession of any such certificates, and the Company may require a Grantee Awarded Restricted Stock to deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock for so long as the Restricted Stock is subject to a risk of forfeiture.

(c)
Termination of Employment Prior to Vesting of Restricted Stock.  Immediately upon the termination of the Grantee's status as an employee, officer or director of, or consultant or advisor to, the Company for any reason other than the death or Disability of the Grantee, Restricted Stock granted to such Grantee that has not vested prior to such time may no longer vest, and Grantee shall forfeit all rights (and the Company shall have no further obligations) with respect to such Restricted Stock. In the event of the death or Disability of the Grantee, the Award shall immediately vest in full.

(d)
Repurchase Right.  Unless the Committee determines otherwise, the Restricted Stock Grant Agreement shall grant the Company the right to repurchase the Restricted Stock upon the termination of the purchaser's status as an employee, officer or director of, or consultant or advisor to, the Company for any reason. The purchase price for the Restricted Stock repurchased by the Company pursuant to such repurchase right and the rate at which such repurchase right shall lapse shall be determined by the Committee in its sole discretion, and shall be set forth in the Restricted Stock Grant Agreement.

(e)
Other Provisions.  The Restricted Stock Grant Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

(f)
Rights as a Shareholder.  The holder of Restricted Stock shall have rights equivalent to those of a stockholder and shall be a stockholder when the Restricted Stock grant is entered upon the records of the duly authorized transfer agent of the Company.

(g)
No Deferral Provisions.  A Restricted Stock Award shall not provide for any deferral of compensation recognition after vesting with respect to Restricted Stock which would cause the Award to constitute a deferral of compensation subject to Section 409A of the Code.

9.    Stock Appreciation Rights.

(a)
Rights to Purchase.  The Committee may grant Stock Appreciation Rights to employees, officers and directors of, and consultants and advisors to, the Company, in such amounts, and subject to such terms and conditions as the Committee may determine in its sole discretion, including such restrictions on transferability and other restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine. No Stock Appreciation Rights shall be granted under the terms and conditions which would cause such rights to be treated as deferred compensation subject to Section 409A of the Code. Grantees shall not be required to pay cash or other consideration for Stock Appreciation Rights granted hereunder, other than in the form of services performed under such terms and conditions as the Committee may determine.

(b)
Stock Appreciation Rights Agreement.  Stock Appreciation Rights shall be granted under a Stock Appreciation Rights Agreement.

(c)
Termination of Employment Prior to Vesting of Stock Appreciation Rights.  Immediately upon the termination of the Grantee's status as an employee, officer or director of, or consultant or advisor to, the Company for any reason other than the death or Disability of the Grantee, Stock Appreciation Rights granted to such Grantee that have not vested prior to such time may no longer vest, and Grantee shall forfeit all rights (and the Company shall have no further obligations) with respect to such Stock Appreciation Rights. In the event of the death or Disability of the Grantee, the Award shall immediately vest in full.

(d)
Other Provisions.  The Stock Appreciation Rights Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

(e)
Rights as a Shareholder.  The Grantee of an Award of Stock Appreciation Rights shall have none of the rights of a shareholder with respect to the Stock Appreciation Rights, until and unless shares of Common Stock are actually issued with respect to the Stock Appreciation Rights.

10.    Exercise of Awards.

(a)
An Award other than a Restricted Stock Award may be exercised at any time and from time to time, in whole or in part, as to any or all full shares as to which such Award is then exercisable. An Award may not be exercised with respect to a fractional share. A Grantee (or other person who, pursuant to Section 11, may exercise the Award) shall exercise the Award by delivering to Stone at the address provided in the Award Agreement a written, signed notice of exercise, stating the number of shares of Common Stock with respect to which the exercise is being made, indicate whether the Grantee wishes to be paid in cash or Common Stock, if applicable, and, if the Award is an Option, satisfy the requirements of paragraph (b) of this Section 10. Upon receipt by Stone of any notice of exercise, the exercise of the Award as set forth in that notice shall be irrevocable.

(b)
Upon exercise of an Option, the Grantee shall pay to Stone the Option exercise price per share of Common Stock multiplied by the number of full shares as to which the Option is then exercised. A Grantee may pay the Option exercise price by tendering or causing to be tendered to Stone cash, by delivery or deemed delivery of shares of Common Stock owned by the Grantee for at least six months preceding the date of exercise of the Option (or such shorter or longer period as the Committee may approve or require from time to time) having a Fair Market Value equal to the exercise price or other property permitted by law and acceptable to the Board or Committee, or by any other means which the Board or Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board).

(c)
The Company shall, in its sole discretion, take any action reasonably believed by it to be necessary to comply with local, state or federal tax laws relating to the reporting or withholding of taxes. In the event a Grantee has exercised an Award, a Grantee shall, upon notification of the amount due and prior to or concurrently with delivery of the certificate representing the shares as to which the Award has been exercised if the Grantee is entitled to receive shares, or upon exercise of the Award if the Grantee is not entitled to receive shares, promptly pay or cause to be paid the amount determined by the Company as necessary to satisfy all applicable tax withholding requirements. A Grantee may satisfy his or her tax withholding requirement in any manner satisfactory to the Company.

(d)
Any certificates representing the shares as to which an Award has been exercised shall bear an appropriate legend setting forth the restrictions applicable to such shares.

11.    Nontransferability.

(a)
Except as provided in paragraph (b), Awards granted under the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution and Options may be exercised during the lifetime of the Grantee only by the Grantee or by the Grantee's guardian or legal representative. In the event of any attempt by a Grantee to transfer, assign, pledge, hypothecate or otherwise dispose of an Award or any right thereunder, except as provided for herein, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, Stone may terminate the Award (making such Award null and void) or Repurchase the Restricted Stock as provided in Section 8(c) by notice to the Grantee.

(b)
Notwithstanding paragraph (a), if (and on the terms) so provided in the applicable Option Agreement, a Grantee may transfer a NSO, by gift or a domestic relations order, to a Family Member (as defined in Section 19) of the Grantee. If a NSO is transferred in accordance with this subparagraph, the Option shall be exercisable solely by the transferee, but the determination of the exercisability of the Option shall be based solely on the activities and state of affairs of the Grantee. Thus, for example, if, after a transfer with respect to an Option, the Grantee ceases to be an employee of the Company, such termination shall trigger the provisions of Section 7(d) hereof. Conversely, if after a transfer the transferee ceases to be an employee of the Company, such termination shall not trigger the provisions of Section 7(d) hereof.

12.    Compliance with Law; Registration of Shares.

(a)
The Plan and any grant hereunder shall be subject to all applicable laws, rules, and regulations of any applicable jurisdiction or authority or agency thereof and to such approvals by any regulatory or governmental agency which, in the opinion of Company's counsel, may be required or appropriate.

(b)
Notwithstanding any other provision of the Plan or Award Agreements made pursuant hereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

i.
Effectiveness of any registration or other qualification of such shares of the Company under any law or regulation of any applicable jurisdiction or authority or agency thereof which the Board shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable; and

ii.
Grant of any other consent, approval or permit from any applicable jurisdiction or authority or agency thereof or securities exchange or quotation system which the Board shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable.

The Company shall use all reasonable efforts to obtain any consent, approval or permit described above; provided, however, that except to the extent as may be specified in an Award Agreement with respect to any particular grant, the Company shall be under no obligation to register or qualify any shares of Common Stock subject to an Award under any federal or state securities law or on any exchange.

13.    Adjustments upon Changes in Capitalization.

(a)
In the event that Stone or the division, subsidiary or other Affiliate for which a Grantee performs services is sold (including a stock or an asset sale), spun off, merged, consolidated, reorganized or liquidated, the Board may determine that (i) any Option shall be assumed, or a substantially equivalent Award shall be substituted, by an acquiring or succeeding entity (or an affiliate thereof) on such terms as the Board determines to be appropriate; (ii) upon written notice to the Grantee, provide that the Award shall terminate immediately prior to the consummation of the transaction unless exercised by the Grantee within a specified period following the date of the notice; (iii) in the event of a sale or similar transaction under the terms of which holders of Common Stock receive a payment for each share of Common Stock surrendered in the transaction (the "Sales Price"), make or provide for a payment to each Grantee equal to the amount by which (A) the Sales Price times the number of shares of Common Stock subject to the Award (to the extent such Award is then exercisable) exceeds (B) the aggregate exercise price, if any, for all such shares of Common Stock; or (iv) may make such other equitable adjustments as the Board deems appropriate.

(b)
In the event of any stock dividend or split, recapitalization, combination, exchange or similar change affecting the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Committee shall make any or all of the following adjustments as it deems appropriate to equitably reflect such event: (i) adjust the aggregate number of shares

  (or such other security as is designated by the Board) which may be acquired pursuant to the Plan, (ii) adjust the purchase price to be paid for any or all such shares subject to the then outstanding Awards, (iii) adjust the number of shares of Common Stock (or such other security as is designated by the Board) subject to any or all of the then outstanding Awards and (iv) make any other equitable adjustments or take such other equitable action as the Board, in its discretion, shall deem appropriate. For purposes hereof, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

(c)
Any and all adjustments or actions taken by the Board pursuant to this Section 14 shall be conclusive and binding for all purposes.

14.    No Right to Continued Employment.  Neither the Plan nor any action taken hereunder shall be construed as giving any employee or any independent contractor any right to continue in the employ of or to be engaged as an independent contractor by the Company or affect the right of the Company to terminate such person's employment or other relationship with the Company at any time.

15.    Amendment; Early Termination.  Subject to Section 7(h), the Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment requiring stockholder approval by law or by the rules of any stock exchange, inter-dealer quotation system, or other market in which shares of Common Stock are traded, shall be effective unless and until such stockholder approval has been obtained in compliance with such rule or law; and provided, further, that no such amendment shall materially adversely affect the rights of a Grantee in any Award previously granted under the Plan without the Grantee's written consent.

16.    Effective Date.  The Plan shall be effective as of the date of its adoption by the Board (the "Effective Date"), subject to the approval thereof by the stockholders of Stone entitled to vote thereon within 12 months of such date. In the event that such stockholder approval is not obtained within such time period, the Plan and any Awards granted under the Plan on or prior to the expiration of such 12 month period shall be void and of no further force and effect.

17.    Termination of Plan.  Unless terminated earlier by the Board in accordance with Section 16 above, the Plan shall terminate on, and no further Awards may be granted after, the tenth anniversary of the Effective Date.

18.    Severability.  In the event that any one or more provisions of the Plan or an Award Agreement, or any action taken pursuant to the Plan or an Award Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other jurisdiction, such unenforceability or invalidity shall not affect any other provision of the Plan or Award Agreement, but in such particular jurisdiction and instance the Plan and/or Award Agreement, as applicable, shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.

19.    Definitions.

(a)
Affiliate.  The term "Affiliate" means any entity, whether or not incorporated, that directly or through one or more intermediaries is controlled by Stone.

(b)
Cause.  The term "Cause" when used herein in conjunction with termination of employment (or other service relationship) means (i) if the Grantee is a party to an employment or similar agreement with the Company which defines "cause" (or a similar term), the meaning set forth in such agreement (other than death or disability), or (ii) otherwise, termination by the Company of the employment (or other service relationship) of the Grantee by reason of the Grantee's (1) intentional failure to perform reasonably assigned duties, (2) dishonesty or willful misconduct in the performance of his duties, (3) involvement in a transaction which is materially adverse to the Company, (4) breach of fiduciary duty involving personal profit, (5) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (6) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company, or (7) material breach of any provision of the Company's Stock Incentive Plan, the Grantee's Award Agreement or any other written agreement between the Grantee and the Company, in each case as determined in good faith by the Board, whose determination shall be final, conclusive and binding on all parties.

(c)
Disability.  Except as otherwise specified in the applicable Award Agreement or in the Grantee's Employment Agreement with the Company, the Grantee shall be deemed to have a "Disability" if the Grantee is unable to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as reasonably determined by the Board in good faith and in its discretion.

(d)
Fair Market Value.  As used herein, the term "Fair Market Value" of a share of Common Stock as of a specified date for the purposes of the Plan shall mean the value of a share of Common Stock determined consistent with the requirements of Sections 422 and 409(A) of the Code as follows: the arithmetic mean of the high and low sales prices of a share of Common Stock on the date of grant on the principal securities exchange (including the Nasdaq National Market) on which such shares are traded on the relevant date for which Fair Market Value is being determined, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Common Stock on the date of grant in the over-the-counter market on which such shares are traded on the relevant date for which Fair Market Value is being determined. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board or the Committee. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

(e)
Family Member of the Grantee.  As used herein, "Family Member of the Grantee" means the Grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than 50% of the voting interests.

(f)
Retirement.  As used herein, "Retirement" means the termination of employment of a Grantee over the age of 62 with at least 10 years of continuous service to the Company.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

Stone Arcade Acquisition Corporation
c/o Stone-Kaplan Investments, LLC
One Northfield Plaza, Suite 480
Northfield, Illinois 60093

SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF STONE ARCADE ACQUISITION CORPORATION

        The undersigned appoints Roger Stone or Matthew Kaplan, and each of them with full power to act without the other, as proxies, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock of Stone Arcade Acquisition Corporation ("Stone") held of record by the undersigned on                , 2006, at the Special Meeting of Stockholders to be held on                , 2006, or any postponement or adjournment thereof.

        THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. BY EXECUTING THIS PROXY CARD, THE UNDERSIGNED AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION TO ADOPT THE PURCHASE AGREEMENT IF THE UNDERSIGNED HAS NOT SPECIFIED HOW HIS, HER OR ITS SHARES SHOULD BE VOTED.

        THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NUMBERS 1, 2, 3 & 4. THE STONE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSALS SHOWN ON THE REVERSE SIDE.

        STONE MAY POSTPONE THE SPECIAL MEETING TO SOLICIT ADDITIONAL VOTING INSTRUCTIONS IN THE EVENT THAT A QUORUM IS NOT PRESENT OR UNDER OTHER CIRCUMSTANCES IF DEEMED ADVISABLE BY THE STONE BOARD OF DIRECTORS.

(Continued and to be signed on reverse side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NUMBERS 1, 2, 3, & 4. THE BOARD OF DIRECTORS OF STONE ACQUISITION CORPORATION UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

1.	To adopt the Purchase Agreement, by and among International Paper Company, Stone Arcade Acquisition Corporation and KapStone Kraft Paper Corporation.	FOR ☐	AGAINST ☐	ABSTAIN ☐

If you voted "AGAINST" Proposal Number 1 and you hold shares of Stone common stock issued in the Stone initial public offering, you may exercise your redemption rights and demand that Stone redeem your shares of common stock onto a pro rata portion of the trust account by marking the "Exercise Redemption Rights" box to the right. If you exercise your redemption rights, then you will be exchanging your shares of Stone common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if the asset purchase is completed and you continue to hold these shares through the effective time of the asset purchase and tender your stock certificate to the combined company. Failure to (a) vote against the adoption of the Purchase Agreement, (b) check the following box and (c) submit this proxy in a timely manner, will result in the loss of your redemption rights.		I HEREBY EXERCISE MY REDEMPTION RIGHTS		☐
2.	To approve an amendment to the Certificate of Incorporation of Stone to change the name of Stone from Stone Arcade Acquisition Corporation to KapStone Paper and Packaging Corporation.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.
	To approve an amendment to the Certificate of Incorporation of Stone to remove the preamble and sections A through D, inclusive, of Article SIXTH from the Certificate of Incorporation, and to redesignate section E of Article SIXTH as Article SIXTH	☐	☐	☐
4.	To approve the Stone 2006 Incentive Plan.	☐	☐	☐
MARK HERE FOR ADDRESS CHANGE NOTE AT LEFT ☐
PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.
Signature	Signature	Date

  Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys agents should give their full titles. If stockholder is a corporation, sign in full name by an authorized officer.

QuickLinks

STONE ARCADE ACQUISITION CORPORATION c/o Stone-Kaplan Investments, LLC One Northfield Plaza, Suite 480 Northfield, Illinois 60093
STONE ARCADE ACQUISITION CORPORATION c/o Stone-Kaplan Investments, LLC One Northfield Plaza, Suite 480 Northfield, Illinois 60093 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON , 2006
TABLE OF CONTENTS
SUMMARY OF THE MATERIAL TERMS OF THE ACQUISITION
QUESTIONS AND ANSWERS ABOUT THE PROPOSALS
SUMMARY OF THE PROXY STATEMENT
SELECTED HISTORICAL FINANCIAL INFORMATION
Kraft Papers Business—A Division of International Paper Company (amounts in thousands)
SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION
Stone Arcade Acquisition Corporation Unaudited Pro Forma Condensed Consolidated Statement of Income Information (amounts in thousands except share data and per share data)
MARKET PRICE OF SECURITIES
RISK FACTORS
Risks Associated with the Acquisition
Risks Associated With KPB's Business
Risks Associated With the Paper and Packaging Industries
FORWARD-LOOKING STATEMENTS
THE STONE SPECIAL MEETING
PROPOSAL I THE ACQUISITION PROPOSAL
THE KPB PURCHASE AGREEMENT
ACQUISITION FINANCING
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
Unaudited Pro Forma Condensed Consolidated Balance Sheet At March 31, 2006 (amounts in thousands except share data)
Unaudited Pro Forma Condensed Consolidated Statement of Income For the Three Months Ended March 31, 2006 (amounts in thousands except share data and per share data)
Unaudited Pro Forma Condensed Consolidated Statement of Income Twelve Months Ended December 31, 2005 (amounts in thousands except share data and per share data)
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements (amounts in thousands except share data and per share data)
PROPOSAL II THE NAME CHANGE AMENDMENT PROPOSAL
PROPOSAL III THE ARTICLE SIXTH AMENDMENT PROPOSAL
PROPOSAL IV THE STONE 2006 INCENTIVE PLAN PROPOSAL
OTHER INFORMATION RELATED TO STONE
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF STONE
INFORMATION ABOUT KPB
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF KPB
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
PRICE RANGE OF SECURITIES AND DIVIDENDS
QUOTATION OR LISTING
TRANSFER AGENT AND REGISTRAR
STOCKHOLDER PROPOSALS
WHERE YOU CAN FIND MORE INFORMATION
INDEX TO FINANCIAL STATEMENTS
STONE ARCADE ACQUISITION CORPORATION (a development stage company) CONDENSED BALANCE SHEET
STONE ARCADE ACQUISITION CORPORATION (a development stage company) CONDENSED STATEMENT OF OPERATIONS (unaudited)
STONE ARCADE ACQUISITION CORPORATION (a development stage company) CONDENSED STATEMENT OF CASH FLOWS (unaudited)
STONE ARCADE ACQUISITION CORPORATION (a development stage company) NOTES TO CONDENSED UNAUDITED FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STONE ARCADE ACQUISITION CORPORATION (a development stage company) BALANCE SHEET December 31, 2005
STONE ARCADE ACQUISITION CORPORATION (a development stage company) STATEMENT OF OPERATIONS For the Period From April 15, 2005 (Date of Inception) Through December 31, 2005
STONE ARCADE ACQUISITION CORPORATION (a development stage company) STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY For the Period From April 15, 2005 (Date of Inception) Through December 31, 2005
STONE ARCADE ACQUISITION CORPORATION (a development stage company) STATEMENT OF CASH FLOWS For the Period From April 15, 2005 (Date of Inception) Through December 31, 2005
STONE ARCADE ACQUISITION CORPORATION (a development stage company) NOTES TO FINANCIAL STATEMENTS December 31, 2005
KRAFT PAPERS BUSINESS—A DIVISION OF INTERNATIONAL PAPER COMPANY UNAUDITED CONDENSED COMBINED BALANCE SHEETS (In thousands of U.S. dollars)
KRAFT PAPERS BUSINESS—A DIVISION OF INTERNATIONAL PAPER COMPANY UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS (In thousands of U.S. dollars)
KRAFT PAPERS BUSINESS—A DIVISION OF INTERNATIONAL PAPER COMPANY UNAUDITED CONDENSED COMBINED STATEMENTS OF CASH FLOWS FOR THE QUARTERS ENDED MARCH 31, 2006 AND 2005 (In thousands of U.S. dollars)
KRAFT PAPERS BUSINESS—A DIVISION OF INTERNATIONAL PAPER COMPANY CONDENSED NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS AS OF MARCH 31, 2006 AND DECEMBER 31, 2005 AND FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
INDEPENDENT AUDITORS' REPORT
KRAFT PAPERS BUSINESS—A DIVISION OF INTERNATIONAL PAPER COMPANY COMBINED BALANCE SHEETS (See Note 1) AS OF DECEMBER 31, 2005 AND 2004 (In thousands of U.S. dollars)
KRAFT PAPERS BUSINESS—A DIVISION OF INTERNATIONAL PAPER COMPANY COMBINED STATEMENTS OF OPERATIONS (See Note 1) FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003 (In thousands of U.S. dollars)
KRAFT PAPERS BUSINESS—A DIVISION OF INTERNATIONAL PAPER COMPANY COMBINED STATEMENTS OF CASH FLOWS (See Note 1) FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003 (In thousands of U.S. dollars)
KRAFT PAPERS BUSINESS—A DIVISION OF INTERNATIONAL PAPER COMPANY NOTES TO COMBINED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 AND 2004, AND FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003
  Annex A
PURCHASE AGREEMENT
RECITALS
ARTICLE I TRANSFER OF ASSETS AND CERTAIN LIABILITIES
ARTICLE II REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER
ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER
ARTICLE IV COVENANTS OF PARTIES
ARTICLE V SURVIVAL AND INDEMNIFICATION
ARTICLE VI CONDITIONS TO THE CLOSING
ARTICLE VII OTHER COVENANTS
SIGNATURE PAGE PURCHASE AGREEMENT
  Annex B
  Annex C